As filed with the Securities and Exchange Commission on April 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange

Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

All Cap Core Fund

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

International Select Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Intrinsic Value Fund

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

World Equity Fund

Semi-Annual Report

February 29, 2016

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
All Cap Core Fund	2
Dividend Growth Fund	4
Emerging Markets Equity Fund	6
Equity Income Fund	8
Focus Fund	11
Genesis Fund	13
Global Equity Fund	15
Global Real Estate Fund	17
Greater China Equity Fund	19
Guardian Fund	21
International Equity Fund	23
International Select Fund	25
Intrinsic Value Fund	27
Large Cap Disciplined Growth Fund	29
Large Cap Value Fund	31
Mid Cap Growth Fund	33
Mid Cap Intrinsic Value Fund	35
Multi-Cap Opportunities Fund	37
Real Estate Fund	39
Small Cap Growth Fund	41
Socially Responsive Fund	43
Value Fund	45
World Equity Fund	47
FUND EXPENSE INFORMATION	55
SCHEDULE OF INVESTMENTS
All Cap Core Fund	59
Dividend Growth Fund	60

Emerging Markets Equity Fund	61
Positions by Industry	63
Equity Income Fund	64
Focus Fund	66
Genesis Fund	67
Global Equity Fund	70
Positions by Industry	72
Global Real Estate Fund	73
Positions by Sector	74
Greater China Equity Fund	75
Guardian Fund	77
International Equity Fund	79
Positions by Industry	81
International Select Fund	82
Positions by Industry	84
Intrinsic Value Fund	85
Large Cap Disciplined Growth Fund	87
Large Cap Value Fund	88
Mid Cap Growth Fund	89
Mid Cap Intrinsic Value Fund	91
Multi-Cap Opportunities Fund	92
Real Estate Fund	93
Small Cap Growth Fund	94
Socially Responsive Fund	96
Value Fund	97
World Equity Fund	98
Positions by Industry	100
FINANCIAL STATEMENTS	113
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
All Cap Core Fund	183
Dividend Growth Fund	183
Emerging Markets Equity Fund	185
Equity Income Fund	187
Focus Fund	189

Genesis Fund	193
Global Equity Fund	195
Global Real Estate Fund	195
Greater China Equity Fund	197
Guardian Fund	197
International Equity Fund	201
International Select Fund	203
Intrinsic Value Fund	205
Large Cap Disciplined Growth Fund	207
Large Cap Value Fund	209
Mid Cap Growth Fund	213
Mid Cap Intrinsic Value Fund	217
Multi-Cap Opportunities Fund	219
Real Estate Fund	221
Small Cap Growth Fund	223
Socially Responsive Fund	227
Value Fund	229
World Equity Fund	231
Directory	237
Proxy Voting Policies and Procedures	238
Quarterly Portfolio Schedule	238
Board Consideration of the Management and Sub-Advisory Agreements	239

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Management LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

For the six months ended February 29, 2016, the equity markets saw a continuation of volatility, with investor sentiment dominated by tepid global economic growth (including fears of a slip towards global recession), continued pressure on energy and materials prices, and geopolitical issues ranging from conflict in the Middle East, to attacks by militants in Paris and western Africa, to campaign rhetoric in the U.S. Pressure was evident in all major markets, with the U.S. equity market, as represented by the S&P 500® Index, down 0.92%, while both emerging and developed international markets fared worse, according to their respective indices.

Central bank activity was another macroeconomic factor that weighed on investors this period. The U.S. Federal Reserve (Fed) raised interest rates a quarter-point in December, in its first upward move since 2006. This action (and the long anticipation of it) maintained pressure on the currencies of emerging markets. It also marked the first shift in direction between the major central banks since the global financial crisis, with investors and pundits speculating on effects of the divergence. While the Fed began to tighten, the Bank of Japan in January adopted a negative interest rate policy aimed at stimulating the Japanese economy by encouraging spending and lending rather than saving. In Europe, the European Central Bank reiterated its accommodative stance amidst stagnating growth.

From an economic point of view, actions by the foreign central banks, along with signs of growth in the U.S. (strong housing and construction data, improved employment numbers, and a small uptick in inflation), helped to calm investors' concerns somewhat toward the end of the reporting period. Combined with a small increase in oil prices, this fueled a February rally that reduced losses for the full period.

Sector rotation was another feature of the market over the six-month period, as macro concerns sent investors vacillating between a preference for aggressive growth over economically sensitive stocks, a preference for defensive sectors like Consumer Staples and Utilities, and most recently, a preference for stocks with lower valuations.

We believe that while volatile markets with unclear signals generate headlines and feed on fears, they also create opportunity for disciplined, long-term, active managers to add value. For example, our portfolio managers have used this period's volatility to buy into positions they couldn't justify at higher prices, and to focus on what they consider the best opportunities among current holdings.

As 2016 continues, we anticipate the environment will continue to favor actively managed strategies over index and ETF investments. We believe that in shifting markets, strategic buy and sell decisions based on informed judgments about risk/reward potential, fundamentals and valuations, management direction and the competitive landscape can deliver a clear advantage over passive investments.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

All Cap Core Fund Commentary

Neuberger Berman All Cap Core Fund Institutional Class posted a total return of –5.56% for the six months ended February 29, 2016, trailing its benchmark, the S&P 500® Index, which returned –0.92% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The market was both narrow and volatile during much of the six-month period, as investors weighed ongoing macro concerns. Global economic growth remained at the forefront throughout the period, with the growth trajectories of China, Europe and the U.S. in question to varying degrees. Commodity prices, which began their decline in 2014, remained depressed, leaving impacts on both Materials and Energy companies, and American multinationals saw repatriated profits limited by a strong dollar. In addition, geopolitical tensions remained elevated throughout the period.

With this as a backdrop, four of 10 sectors in the S&P 500 reported negative returns—with Energy and Materials joined by Financials (lagging both on European banking concerns and from the lack of a second upward rate move by the U.S. Federal Reserve), and Health Care, which came under pressure given relatively high valuations and political campaign rhetoric. Telecommunication Services, Consumer Staples and Utilities led the S&P 500 during the period, benefiting from their relatively stable, defensive characteristics.

Stock selection within Energy was the cause of most of the portfolio's relative underperformance this reporting period. Our underweight to the sector had a moderating effect, however, as we had significantly reduced our Energy exposure throughout 2015. Consumer Discretionary holdings also underperformed. On the positive side, our Financials and Information Technology holdings significantly outperformed the benchmark.

During the past six months, in addition to continuing to unwind our Energy position, we reduced our exposure to Industrials and latter-stage cyclical stocks. We also reduced our exposure to equities as a whole, doubling the portfolio's cash position from an average of approximately 10% to approximately 20% of assets at the end of February. We increased our Consumer Staples holdings and are now significantly overweighted to Information Technology. Further, we have repositioned the portfolio with a more domestic, less global emphasis.

We think we are positioned properly and appropriately for the environment we see ahead. We believe the increase in our cash levels and other portfolio changes are warranted given that we are somewhat pessimistic about the global economy and anticipate continued market volatility.

Even as concerns continue, we remain confident that opportunities will present themselves, as they always have. While we felt that the market was trading at the high end of its range as this period closed, we anticipate deploying our cash over the next couple of months, taking advantage of any dislocations ongoing volatility presents.

Active management of risk and opportunity can be a vital tool, especially in uncertain and volatile markets, where active managers have an opportunity to prove their value. This year may continue to feel unpleasant, but with a well-positioned portfolio and a long-term view, we believe we're in a position to add value over time.

Sincerely,

MICHAEL KAMINSKY, RICHARD WERMAN, JAMES GARTLAND AND MINDY SCHWARTZAPFEL
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

All Cap Core Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.9%
Consumer Staples	8.0
Energy	2.5
Financials	16.8
Health Care	11.7
Industrials	4.8
Information Technology	26.7
Utilities	2.6
Short-Term Investments	20.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS26

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	–5.56%	–10.17%	5.64%	3.68%
Class A	12/20/2007	–5.93%	–10.71%	5.15%	3.27%
Class C	12/20/2007	–6.27%	–11.39%	4.36%	2.50%
With Sales Charge
Class A		–11.30%	–15.83%	3.90%	2.53%
Class C		–7.16%	–12.23%	4.36%	2.50%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	5.82%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.12%, 1.50% and 2.24% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.20% and 1.95% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund Commentary

We are pleased to provide the first semi-annual report for Neuberger Berman Dividend Growth Fund, which was launched on December 15, 2015. For the period since its inception through February 29, 2016, the Fund's Institutional Class generated a –3.50% total return but outperformed its benchmark, the S&P 500® Index, which provided a –3.98% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the fiscal six-month reporting period, the U.S. Federal Reserve (Fed) raised its target funds rate by 0.25% from a zero to 0.25% target range on December 16, representing its first hike in nine years. This signaled the Fed's view that conditions in the world's largest economy had vastly improved since the financial crisis, driven by low unemployment, benign inflation and moderate wage growth. While there were several positives in the economy, market volatility crept higher for most of the period with only three of the 10 sectors within the S&P 500 Index showing gains, including Telecommunication Services, Utilities and Consumer Staples. Among the worst performing sectors were Financials, Health Care and Energy.

There were several positives for the Fund during the reporting period as the portfolio benefitted from its exposure to names in Materials, Utilities and Telecommunication Services. Our overweight to Materials helped drive returns and within that sector, Newmont Mining was a top overall contributor. We believe Newmont's management team can deliver strong results as it appears well positioned to gain from the rising price of gold. Within Utilities, Exelon was another top contributor and continues to trade at compelling valuations relative to its peers. Among our Telecommunication Services holdings, Frontier Communications stood out as a strong performer as management received regulatory approval to purchase Verizon's wireline business.

From a stock selection perspective, Financials, Health Care, and Energy exposure dampened returns. During the period, the selloff across banking stocks was largely attributed to negative interest rate policies from global central banks, which impacted names such as Switzerland's UBS Group, which sold off in sympathy with European Financials. Elsewhere, Health Care-related names were subject to profit taking, as was the case with Teva Pharmaceuticals Industries. Within Energy, our slight overweight position hindered results as the commodity continued to slide based on excess global supplies. Among the laggards was Devon Energy, one of the more leveraged exploration and production (E&P) companies with what we believe are some of the most attractive assets among its peers.

Looking forward, we believe the recent market volatility has created opportunities for disciplined investors such as ourselves, and we remain positive on the global recovery narrative that is underway. In our view, fears of a U.S.-led recession are largely overblown. While lower energy prices have been a windfall for consumers, we are beginning to see what we believe are encouraging signs of modest inflation. Should these conditions persist, we think the Fed will continue down its path towards "normalization"—raising interest rates in lockstep with improving fundamentals across the economy.

The Fund strives to own financially healthy companies with a history of growing their businesses in both weak and strong economic environments. The portfolio is diversified among dividend-paying companies we believe are capable of sustaining and growing their dividends to shareholders. Going forward, we will continue to strive to provide equity-like returns while focusing on companies that exhibit the potential to meaningfully increase their dividend distributions.

Sincerely,

RICHARD S. LEVINE, DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	5.6%
Consumer Staples	11.8
Energy	7.7
Financials	13.7
Health Care	4.9
Industrials	9.5
Information Technology	15.9
Materials	7.8
Telecommunication Services	4.0
Utilities	2.2
Short-Term Investments	16.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 02/29/2016 Life of Fund
At NAV
Institutional Class	12/15/2015	–3.50%
Class A	12/15/2015	–3.50%
Class C	12/15/2015	–3.70%
Class R6	12/15/2015	–3.40%
With Sales Charge
Class A		–9.05%
Class C		–4.66%
Index
S&P 500® Index[1,16]		–3.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.01%, 1.37%, 2.12% and 0.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 0.69%, 1.05%, 1.80% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from December 15, 2015 through February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a –6.02% total return for the six months ended February 29, 2016, outperforming its benchmark, the MSCI Emerging Markets Index (the Index), which posted a –8.74% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Volatility continued to impact emerging markets (EM) equities during the six-month period, as macro concerns, including slower global and local economic growth, the impact of low commodities prices on producers, currency concerns and geopolitical issues continued to weigh on investor sentiment. From mid-January forward, however, EM began a rebound following positive news from major central banks and a slight rebound in oil prices.

Within the Index, every sector posted negative results over this period, with many, including Telecommunication Services, Health Care, Industrials, Financials and Energy, being down by double digits. By country, Greece, the Czech Republic and South Africa performed the worst. Indonesia, Hungary and Malaysia were the only up markets.

In terms of Fund performance, though absolute returns were negative, the Fund outperformed the benchmark during the reporting period. Stock selection was the primary driver, particularly notable within the Consumer Discretionary and Information Technology sectors. Sector allocation was also advantageous, with the portfolio generally being overweighted to the stronger sectors and underweighted the weaker sectors. From a country perspective, stock selection within China and Korea, in addition to stock selection and an underweight to South Africa, added the most to relative results.

Top individual contributors included China's Sunny Optical Technology Group, a smartphone and auto-safety device lens specialist, which benefited from a strong earnings and revenue outlook. Korea's SFA Engineering jumped as investors grew optimistic about its role as a supplier to the growing OLED TV industry. New Oriental Education & Technology, a Chinese tutoring firm, rallied on better-than-expected earnings and a robust growth outlook. With the stock reaching our target price, we sold out of the name.

The portfolio saw weaker relative results within the Industrials and Health Care sectors, a combination of stock underperformance and sector allocation in each case. By country, India, Russia and Malaysia were weak performers.

Individual detractors included Cummins India, a generator manufacturer, which was sold off on concerns that foreign end-market demand was slowing. Hermes Microvision, a Taiwanese e-beam semiconductor inspection firm, was hurt by news of order delays. News that the U.S. Food and Drug Administration had sent notice to a peer regarding manufacturing standards hurt Glenmark Pharmaceuticals, an Indian generics and drug discovery company. The company's exposure to certain struggling economies added to concerns.

Although China's economy has slowed and other global macro risks remain, it appears to us that emerging markets now seem to be benefiting from positive sentiment. We believe several factors have contributed to this, including news that subsequent near-term interest rate increases in the U.S. are unlikely (giving breathing room to EM currencies), positive policy announcements from China, and equity valuations having reached levels not seen since 2008's global financial crisis. We will continue using low valuations and volatility to add to current positions and to initiate new positions in names that we think have indiscriminately sold off.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–6.02%	–20.17%	–4.73%	5.76%
Class A	10/08/2008	–6.20%	–20.38%	–4.97%	5.50%
Class C	10/08/2008	–6.48%	–20.92%	–5.67%	4.72%
Class R3[10]	06/21/2010	–6.35%	–20.69%	–5.36%	5.22%
Class R6[23]	03/15/2013	–6.08%	–20.15%	–4.69%	5.79%
With Sales Charge
Class A		–11.62%	–24.97%	–6.09%	4.66%
Class C		–7.42%	–21.71%	–5.67%	4.72%
Index
MSCI Emerging Markets Index[1,16]		–8.74%	–23.13%	–5.08%	4.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.43%, 1.79%, 2.53%, 2.09% and 1.34% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 0.15% total return for the six months ended February 29, 2016, outperforming its benchmark, the S&P 500® Index, which posted a –0.92% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

There were several positives in the economy during the six-month period as the U.S. Federal Reserve (Fed) initiated its first interest rate hike in nine years of 0.25% on December 16, 2015. This signaled the Fed's view that conditions in the world's largest economy had vastly improved since the financial crisis, driven by low unemployment, benign inflation and moderate wage growth. However, the start of 2016 saw increased volatility as equities were weighed down by concerns over the health of the global economy, driven by a slowdown in China and sliding energy prices. Risk aversion was widespread as equities became increasingly correlated to the price of oil as a proxy for global growth. This "risk off" sentiment favored the Utilities and Consumer Staples sectors while impacting shares of Financials and Energy stocks, both of which declined the most through the end of February.

During the reporting period, the portfolio benefitted from its allocation to defensive sectors, which were key contributors during the period. Within Utilities, the portfolio's overweight position drove returns. Our bias toward electric/gas companies exhibiting higher than average dividend growth was rewarded as Florida's NextEra Energy was our overall top performer. Stock selection within consumer names was strong, driven primarily by large U.S. multinational businesses such as Kimberly-Clark, which advanced the most within the group. Elsewhere, Information Technology, which tends to be more cyclical, was another bright spot. Historically, this sector has paid little to no dividends, but recently, well-capitalized industry giants such as Microsoft have embraced shareholder friendly dividend policies and was among our top performers. At Microsoft, management has grown the company's cloud computing business into a formidable player in this high growth market.

Elsewhere, Financials and Energy exposure hindered results. The selloff across the Financials was largely attributed to loans linked to energy companies, and negative interest rate policies from global central banks impacted names such as MetLife and JPMorgan Chase. In response, JPMorgan Chase CEO & Chairman Jamie Dimon purchased an additional $26 million in JPMorgan Chase stock, signifying his belief in the company's growth prospects. Here, we remain focused on the highest quality names and feel valuations remain compelling. From a portfolio construction standpoint, Financials remain a crucial element to counterbalance interest rate sensitive asset classes such as real estate investment trusts and utilities. Financials tend to have a negative correlation to rising US Treasury yields since higher rates allow these companies to earn attractive margins on lending and insurance related activities.

The Energy sector was home to a number of our laggards as the commodity continued to slide based on excess global supplies. Among the hardest hit were infrastructure names tied to oil/gas such as Kinder Morgan and Golar LNG, which were ultimately sold in favor of opportunities elsewhere. Overall, we remain constructive on the trajectory of energy prices and are focused on stocks characterized by strong balance sheets where management has been sustaining current dividend policies. More recently, oil prices have showed signs of stabilization, which we see as a positive. Interestingly, consumption across the United States has seen an uptick, which we feel could lend further support in the second half of 2016.

During the reporting period, the Fund's use of written options positively contributed to performance.

We believe the recent market volatility has created opportunities for disciplined investors like ourselves, and remain positive on the global recovery narrative underway. In our view, fears of a U.S.-led recession are largely overblown and believe China does not pose a systemic risk to financial markets. While lower energy prices have been a windfall for consumers, we are beginning to see encouraging signs of modest inflation. Should these conditions persist, we think the Fed will continue down its path towards "normalization"—raising interest rates in lockstep with improving fundamentals across the economy. Across the Atlantic, we continue to favor large-cap, multinational European equities that to us appear poised to benefit from accommodative central bank polices and a depreciating currency, which we believe is likely to provide a tailwind for exporters across the region.

The Fund strives to own financially healthy companies with a history of growing their businesses in both weak and strong economic environments. The portfolio is diversified among dividend-paying companies that we believe are capable of sustaining and growing their dividends to shareholders. Going forward, we will continue to strive to provide equity-like returns with less volatility than the S&P 500 Index.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.4%
Consumer Staples	6.2
Energy	7.1
Financials	32.3
Health Care	7.6
Industrials	6.7
Information Technology	10.9
Materials	2.3
Telecommunication Services	3.7
Utilities	16.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date*	Period Ended 02/29/2016	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	0.15%	–6.37%	5.54%	6.35%
Class A14	06/09/2008	0.03%	–6.76%	5.15%	6.01%
Class C14	06/09/2008	–0.36%	–7.43%	4.37%	5.38%
Class R3[14]	06/21/2010	–0.12%	–6.94%	4.85%	5.92%
With Sales Charge
Class A14		–5.70%	–12.09%	3.91%	5.34%
Class C14		–1.31%	–8.31%	4.37%	5.38%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	6.03%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.74%, 1.12%, 1.85% and 1.37% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a –7.45% total return for the six months ended February 29, 2016, underperforming its benchmark, the S&P 500® Index (the Index), which provided a –0.92% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the six-month reporting period, global macro issues weighed heavily on the U.S. stock market. A sharp drop in oil prices and broader commodity weakness roiled the market and investors fretted over softer growth in China and its potential impact on other vulnerable regions. The U.S. economy overall remained on a relatively healthy uptrend, yet corporate earnings suffered from a rising U.S. dollar and weak oil prices, while uncertainty surrounding interest rate tightening, particularly amidst a faltering global backdrop, caused some upheaval for equities as well. However, the market was resilient at times, with stocks regaining some lost ground in response to a turnaround in oil prices and as monetary authorities in China, Japan and Europe reasserted their commitments to promoting growth in their respective regions. Equities were further bolstered by the U.S. Federal Reserve (Fed), which after raising rates once, began to take a more moderate tone in light of falling stock prices. Still, these supporting factors were not enough to bring the market out of the red for the period as a whole.

A flight to safety propped up the defensive areas of the market over the reporting period, giving the Telecommunication Services, Utilities and Consumer Staples sectors the leading spots in the Index for the period. The weakest segment of the Index was Energy, which was dragged down by falling oil prices, followed by Financials, which was hampered in large part by low interest rates. The Fund gained some ground relative to the Index in Information Technology, where our exposure to SanDisk was a large driver of performance. SanDisk shares rallied on rumors that the company was considering putting its business up for sale, and soon thereafter the story proved true as SanDisk (sold during the period) announced that it received a bid and agreed to be acquired by Western Digital, a hard drive manufacturer. The Consumer Discretionary sector was the greatest drag on Fund performance due in part to specialty retailer Bed Bath & Beyond. The stock tumbled as concerns rose that the softer retail environment and a broad shift toward online shopping were taking a toll on the company's bottom line. Still, in our view, the company is making a prudent effort to foster growth by expanding its store base and enhancing its merchandise selection, while also being committed to returning value to shareholders.

We believe that equity market volatility will likely persist as the macro environment continues to meaningfully sway stocks. Oil prices have been a strong market driver and we believe the commodity will eventually recover as demand rises and producers begin to curb production. Global economic growth should also improve over time, in our view, as monetary authorities continue to prop up their economies and support their financial markets. Moreover, it is our opinion that in light of global macro conditions, expectations are growing that the Fed may implement a slower path of interest rate tightening than previously thought. With so many peripheral unknowns, however, we believe that focusing on individual stocks is the prudent strategy for long-term success. We therefore use extensive fundamental research to uncover solid investment opportunities in an attempt to create a portfolio that can sustain the ups and downs in the overall market and generate positive returns over an economic cycle.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	9.6%
Consumer Staples	10.3
Energy	9.8
Financials	15.0
Health Care	11.9
Industrials	14.6
Information Technology	19.8
Materials	2.5
Telecommunication Services	5.0
Short-Term Investments	1.5
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	–7.45%	–10.48%	8.21%	4.33%	10.22%
Trust Class[3]	08/30/1993	–7.56%	–10.69%	7.99%	4.11%	10.21%
Advisor Class[4]	09/03/1996	–7.57%	–10.79%	7.84%	3.92%	10.15%
Institutional Class[5]	06/21/2010	–7.39%	–10.35%	8.40%	4.44%	10.24%
Class A20	06/21/2010	–7.56%	–10.66%	8.00%	4.23%	10.20%
Class C20	06/21/2010	–7.81%	–11.26%	7.23%	3.80%	10.13%
With Sales Charge
Class A20		–12.86%	–15.82%	6.73%	3.61%	10.09%
Class C20		–8.60%	–12.01%	7.23%	3.80%	10.13%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	6.44%	9.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.91%, 1.10%, 1.27%, 0.76%, 1.14%, and 1.89% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a –4.04% total return for the six months ended February 29, 2016, outperforming its benchmark, the Russell 2000® Index, which provided a –10.16% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated weak results during the reporting period. The market was negatively impacted at times given concerns over moderating global growth, uncertainties regarding future monetary policy, geopolitical issues and investor risk aversion. The overall U.S. stock market, as measured by the S&P 500® Index, returned –0.92% for the six-month period. Small-cap stocks produced even weaker results as the Russell 2000 Index returned –10.16% for the same period. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000® Growth and Value Indexes returned –13.47% and –6.73%, respectively.

The Fund's outperformance relative to the benchmark was due to stock selection. After a prolonged period of lower quality/more speculative stocks generating superior performance, we saw this trend reverse course during the reporting period. This played into our long held strategy of emphasizing higher-quality companies that are profitable, have low leverage and often generate meaningful free cash flow. Our holdings performed relatively well in most sectors, and this was particularly evident in the Health Care, Consumer Discretionary, Industrials and Materials sectors. In terms of individual holdings, Henry Schein, Inc. and Pool Corp. added value. Henry Schein is a value-added distributor of dental, medical and veterinarian products. Pool Corp. is the country's largest wholesale distributor of swimming pool supplies and equipment. On the downside, stock selection in the Financials sector was a modest negative for performance. This was largely driven by the weak results from our regional bank holdings, some of which are located in energy-related regions. Individual detractors from results included Wabtec and NetScout Systems.Wabtec provides value-added, technology-based equipment and services to lower costs and improve efficiency, productivity and safety of the global rail industry. NetScout Systems designs, develops and manufactures network performance management tools for enterprises and service providers.

Sector allocation, overall, detracted from performance during the reporting period. In particular, having no exposure to real estate investment trusts (REITs) was negative for results. We do not typically own REITs, as they do not meet our investment criteria. Having no allocation to the utilities sector was also a drag on performance. On the upside, having no exposure to biotechnology stocks contributed to results given their sharp decline. We do not typically own biotechnology companies as they do not meet our investment criteria given their speculative nature, a general lack of earnings and their need to access the capital markets. An underweight to pharmaceutical companies was also beneficial.

Looking ahead, we anticipate additional periods of elevated market volatility. While global growth has decelerated, we believe the U.S. economy remains on relatively solid footing. Smaller-cap companies tend to be less exposed to foreign economies than their larger-cap/multinational counterparts. We believe investors will again gravitate to higher-quality businesses given the many uncertainties around the world, which, in our opinion, could temper investor risk appetite. Furthermore, we anticipate that lower-quality/higher-leveraged companies could experience headwinds from higher borrowing costs, some of which has already occurred in the marketplace as corporate spreads have widened. We believe this environment aligns favorably with our investment approach. Our cautious overall optimism is buoyed by our opinion of the quality of and company-specific long-term prospects for the Fund's portfolio holdings. Bottom-up analysis, coupled with a long-term perspective, has always been the foundation of our investment process.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.0%
Consumer Staples	6.6
Energy	1.9
Financials	11.9
Health Care	16.2
Industrials	19.7
Information Technology	19.6
Materials	8.7
Short-Term Investments	2.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	–4.04%	–7.09%	7.29%	7.02%	11.80%
Trust Class[3]	08/26/1993	–4.06%	–7.18%	7.20%	6.95%	11.78%
Advisor Class[4]	04/02/1997	–4.20%	–7.47%	6.90%	6.66%	11.56%
Institutional Class[5]	07/01/1999	–3.95%	–6.95%	7.47%	7.23%	11.94%
Class R6[24]	03/15/2013	–3.93%	–6.88%	7.44%	7.10%	11.83%
Index
Russell 2000® Index[1,16]		–10.16%	–14.97%	6.11%	4.95%	8.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.01%, 1.10%, 1.39%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a –4.26% total return for the six months ended February 29, 2016, outperforming the –5.31% return of its benchmark, the MSCI All Country World Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets remained volatile during the six-month reporting period as investors grappled with ongoing lackluster economic growth, low commodity prices and heightened geopolitical risk. All major markets posted negative results, with the U.S. nearly flat, followed by emerging markets, which saw something of a relief rebound late in the period. International developed markets fared worst.

Most sectors posted negative results for the period, with defensive Consumer Staples and Utilities stocks being the exceptions. Financials, under pressure from moves by the European Central Bank, the Bank of Japan and the U.S. Federal Reserve were weakest, in addition to Energy stocks, as a result of low commodity prices. Within the Index, Indonesia, New Zealand and Malaysia outperformed, while troubled economies like Greece, Czech Republic and Italy lagged.

The portfolio's outperformance was primarily due to strong stock selection, with sector allocations being a secondary benefit. Outperformance was most significant within Information Technology, Health Care and Financials, and by country, Israel, Canada and the U.S.

Top contributors this period included SanDisk, Waste Connections, and Bezeq Israeli Telecommunication. U.S.-based SanDisk, the leading supplier of NAND flash technologies, received a bid from and agreed to be acquired by Western Digital. The announced merger between U.S.-based Waste Connections, a garbage collection provider, and Progressive Waste was well received by investors. Bezeq, the Israeli telecom, delivered solid quarterly results.

The portfolio slightly lagged the Index within Industrials and Telecommunication Services, and due to having no exposure to Utilities. An overweight and stock selection within the UK was the largest relative headwind by country, followed by France and Norway.

Individual detractors included Barclays, Prudential plc, and TalkTalk. Barclays, the UK bank, disappointed after third quarter earnings fell victim to the difficult trading environment during the reporting period. Prudential plc fell as the UK-based international financial services group has exposure to Asian end markets, that investors fear will suffer due to China's economic slowdown. TalkTalk, a UK Telecom/TV/Internet service provider, was the victim of a cyber-attack. However, significantly fewer customers were affected than initially feared and we think the impact is manageable.

Despite 2016's difficult start, we believe the fundamentals for global equity markets are not significantly different than they were at the end of 2015. We continue to believe that economic growth will remain lackluster globally, with a slow recovery in Europe and a steady U.S. likely offsetting disappointments in Japan and the emerging markets.

As such, we continue to favor larger capitalization global companies with secular growth tailwinds, businesses that have had steady, recurring revenue streams, and smaller local companies in the U.S. and elsewhere that serve niche market segments or provide differentiated offerings. Such cash-generative businesses with stable or growing client demand offer the most value in our view, and could also offer a lower risk profile should markets remain volatile.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	–4.26%	–10.37%	3.21%
Class A	06/30/2011	–4.33%	–10.64%	2.85%
Class C	06/30/2011	–4.66%	–11.30%	2.11%
With Sales Charge
Class A		–9.83%	–15.82%	1.56%
Class C		–5.61%	–12.19%	2.11%
Index
MSCI All Country World Index[1,16]		–5.31%	–11.83%	4.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 4.77%, 5.24% and 6.00% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a 1.00% total return for the six months ended February 29, 2016, underperforming its benchmark, the FTSE EPRA/NAREIT Developed Index, which generated a 1.70% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global stock market generated weak results during the reporting period. The market was negatively impacted at times given concerns over moderating global growth, uncertainties regarding future monetary policy, geopolitical issues and investor risk aversion. Comparatively, global real estate investment trusts (REITs) posted solid results during the period, partially due to overall positive investor demand and generally declining interest rates.

While it produced a positive absolute return, the Fund modestly underperformed the benchmark during the reporting period. The Fund's positioning from a regional/country perspective detracted from results during the reporting period. An overweight to the UK was the largest negative for returns as it significantly lagged the benchmark. An underweight to the U.S. was also a headwind for performance. On the upside, an underweight to Hong Kong in the Asia Pacific ex-Japan region was the most beneficial for results given its sharp decline during the period. Having no exposure to Spain was also rewarded.

Sector allocation, overall, was negative for performance. An overweight to the Real Estate Holding & Development sector was the largest detractor from results. Conversely, an underweight to Hotel & Lodging REITs was the largest contributor to returns.

Finally, stock selection was beneficial for the Fund's performance. In particular, our holdings in the Specialty REITs and Diversified REITs sectors were the most additive for results. On the downside, the largest detractors were the Fund's holdings in the Industrial & Office REITs and Hotel & Lodging REITs sectors.

Looking ahead, we believe sustained U.S. economic improvement could lead to gradual interest rate increases in 2016. We also believe concerns regarding global growth and flights to quality should keep longer-term interest rates contained. In our view, we will see continued improvement in the U.S. economy, paired with gradual interest rate increases, which should be supportive of the U.S. commercial property market as the year progresses. Consistent with our previous view, we believe that real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. Overseas, we believe UK real estate companies have seen the majority of the yield tightening. We think the focus will turn to rental growth and the prospects for superior earnings growth. We believe supportive monetary policy, in addition to the opportunity for net asset values (NAVs) to "catch up" on the Continent, should make those companies attractive as well. Elsewhere, in Asia Pacific, we think real estate markets in Singapore and Hong Kong will likely experience a continued correction as investment and upgrading demand dwindle. In our opinion, the Australia market is more stable, especially in the cities Sydney and Melbourne. Finally, we believe Japan's real estate outlook remains positive, underpinned by proactive fiscal/monetary policies and good short-term supply/demand dynamics.

Sincerely,

STEVE S. SHIGEKAWA, BRIAN JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	1.00%	–7.84%	–4.27%
Class A	12/30/2014	0.82%	–8.26%	–4.65%
Class C	12/30/2014	0.43%	–8.97%	–5.36%
With Sales Charge
Class A		–5.00%	–13.54%	–9.36%
Class C		–0.57%	–9.87%	–5.36%
Index
FTSE EPRA/NAREIT Developed Index[1,16]		1.70%	–7.75%	–4.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 10.18%, 10.80% and 12.12% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary

Neuberger Berman Greater China Equity Fund Institutional Class generated a –9.64% total return for the six months ended February 29, 2016, but outperformed its benchmark, the MSCI China Index, which provided a –13.18% total return over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the past six months, the China equity markets have exhibited weak performance as investor sentiment remained largely negative. In September, the onshore China A-shares market underperformed due to weaker-than-expected macroeconomic data that was released for August. The China equity markets rebounded after the China National Day holidays, primarily due to the U.S. Federal Open Market Committee's delay on interest rate hikes, a stabilizing China Purchasing Managers Index (PMI), and further supportive policies and reform measures such as purchase tax cuts for automobiles and the reduction of down payment requirements for first time home buyers. The rebound was further supported later in the month by published third quarter GDP growth of 6.9% and another round of interest rate and reserve requirement ratio cuts by 25 basis points and 50 basis points, respectively. In November, China's Fifth Plenum led to the abolishment of its One Child Policy and anticipation of the Shenzhen-Hong Kong Stock Connect scheme. Towards year-end, the performance of the offshore and onshore China equity markets diverged, with the former being impacted by disappointing macroeconomic data and a continued decrease in oil prices. Meanwhile, the onshore market was buoyed by the International Monetary Fund's inclusion of the renminbi in the special drawing rights basket, coupled with prospects around further reforms to state-owned enterprises. Going into 2016, the market continued to decline due to negative investor sentiment over depreciation of the renminbi, global oil prices and the announcement of weaker-than-expected fourth quarter GDP growth. A rebound in January PMI led to market stabilization ahead of the Chinese New Year holidays, and expectations of supply side reform guidelines and rising oil prices boosted markets further. However, the rebound was short-lived as market concerns over liquidity conditions prompted profit taking towards month-end.

Over the past six months, the Fund's overweight positions in the Information Technology (IT) and Health Care sectors contributed to performance relative to the benchmark. Conversely, the Fund's overweight in Utilities and Consumer Discretionary detracted from performance relative to benchmark. Stock selection in Industrials and IT positively impacted performance, while stock selection in Consumer Discretionary and Utilities had a negative impact to performance relative to the benchmark.

The Fund continues to focus on companies that have sustainable top and bottom line growth, which we identify by looking at operating cash flow from recurring core businesses. As of February 29, 2016, the Fund's largest sector overweight relative to the benchmark was Health Care and the largest sector underweight was Financials. The Fund also held overweight positions in Industrials and Consumer Discretionary and underweight positions in Energy and Telecommunication Services. The Fund's top 10 positions comprised more than 47% of total portfolio assets at the end of February.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	11.7%
Consumer Staples	5.4
Energy	0.4
Financials	19.1
Health Care	11.5
Industrials	15.0
Information Technology	22.2
Telecommunication Services	5.3
Utilities	8.8
Short-Term Investments	0.6
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	31.6%
Hong Kong	55.7
United States	12.7
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	–9.64%	–16.92%	5.05%
Class A	07/17/2013	–9.37%	–16.85%	4.89%
Class C	07/17/2013	–10.04%	–17.79%	3.94%
With Sales Charge
Class A		–14.62%	–21.64%	2.55%
Class C		–10.84%	–18.52%	3.94%
Index
MSCI China Index[1,16]		–13.18%	–25.56%	–0.97%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.61%, 2.01% and 2.81% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a –3.15% total return for the six months ended February 29, 2016, underperforming the –0.92% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated weak results during the six-month reporting period. The market was negatively impacted at times given concerns over moderating global growth, uncertainties regarding future monetary policy, geopolitical issues and investor risk aversion.

The Fund's investments fall into three buckets: Growth, Total Return and Opportunistic. Growth companies are those companies that are growing their revenues and, as they do so, generate free cash flow that is reinvested in the business at what we identify as attractive risk-adjusted returns. Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets," or other market dislocations that have the potential to unlock intrinsic value.

The Fund's underperformance relative to the benchmark during the reporting period was due to stock selection. In particular, holdings in the Consumer Discretionary, Industrials and Materials sectors were among the largest detractors from results. On the upside, stock selection in the Financials, Utilities and Energy sectors was the most beneficial for performance. Sector allocation, overall, contributed to results during the reporting period. An overweight to Utilities and underweights to Health Care and Information Technology added the most value. Conversely, an overweight to Industrials and underweights to Consumer Staples and Energy were the largest headwinds for results.

With modest but still positive earnings growth forecasted for the S&P 500 Index in 2016, our outlook for U.S. equities remains constructive but requires increasing selectivity. The corporate environment continues to be supported by solid cash flow generation, strong balance sheets and attractive returns on capital. In our view, these results are a reflection of the ingenuity of corporate leaders to adapt to the impressive and continuous advances in scientific knowledge, while harnessing highly innovative technology to improve the performance of their increasingly global businesses. Importantly, in our view, equity valuations are not overly demanding. Specifically, equity valuations in the U.S. already appear to us valued for very slow growth, tilting closer to the stagnation view of the world rather than a view for long-term normalization. Thus, it is our opinion that any sense that the global economy is not heading toward either a recession or secular stagnation could be very well received by risk assets.

We remain mindful that our constructive view on risk assets is not without risks. Despite generally positive U.S. economic data, markets remain jittery because of the potential for the U.S. Federal Reserve (Fed) to raise interest rates further in a slowing economy, thereby pulling liquidity from the system at what we believe to be exactly the wrong time. While we believe the Fed will be extremely cautious in its approach, it is our opinion that the risk of an unexpected regime change from the past few years may bring about unintended consequences if not properly timed. We also continue to monitor a weakening Chinese economy as it pivots from a manufacturing to a service based economy. Lastly, a depressed oil price further destabilizes an already unpredictable Russian state and Middle East region. Ultimately, we remain vigilant and continue to monitor key data points—particularly global fixed income market dynamics—as we assess whether any geopolitical disruption, however small, could spill over into global markets.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	16.7%
Consumer Staples	7.5
Energy	5.7
Financials	15.0
Health Care	11.6
Industrials	6.2
Information Technology	17.5
Materials	1.0
Telecommunication Services	4.3
Utilities	7.1
Short-Term Investments	7.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,12

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	–3.15%	–11.09%	7.10%	5.67%	10.87%
Trust Class[3]	08/03/1993	–3.15%	–11.18%	6.93%	5.49%	10.82%
Advisor Class[4]	09/03/1996	–3.36%	–11.68%	6.51%	5.07%	10.68%
Institutional Class[5]	05/27/2009	–3.04%	–10.93%	7.30%	5.80%	10.89%
Class A20	05/27/2009	–3.19%	–11.23%	6.90%	5.54%	10.84%
Class C20	05/27/2009	–3.50%	–11.89%	6.10%	5.01%	10.76%
Class R3[17]	05/27/2009	–3.35%	–11.57%	6.61%	5.36%	10.82%
With Sales Charge
Class A20		–8.78%	–16.32%	5.65%	4.92%	10.75%
Class C20		–4.34%	–12.65%	6.10%	5.01%	10.76%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	6.44%	10.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.87%, 1.06%, 1.54%, 0.71%, 1.07%, 1.83% and 1.37% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.50% and 1.36% for Advisor Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a –4.10% total return for the six months ended February 29, 2016, outperforming its benchmark, the MSCI EAFE® Index, which provided a –9.38% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Volatility continued in international developed equity markets during the six-month reporting period, as concerns about weak global growth and commodity prices were joined by geopolitical risk, including November's horrific attacks in Paris. News from central banks, including the U.S. Federal Reserve, which raised interest rates in December but seems to us unlikely to raise them again soon, and a renewal of accommodative policies by the European Central Bank and the Bank of Japan, helped moderate concerns. A recovery began in mid-February, but was not enough to erase earlier losses.

By sector, Consumer Staples stocks reported mildly positive results for the period. All others lost ground, with Financials and Materials faring the worst. By country, New Zealand and Belgium outperformed, while markets including Italy and Spain lagged, with both posting double-digit losses.

In terms of the portfolio, the majority of its outperformance resulted from stock selection, with the most significant advantages coming from Financials and Consumer Discretionary stocks. By country, holdings based in Israel, Switzerland and Japan were additive.

On an individual basis, Synergy Health, Amlin and Bezeq Israeli Telecommunication were among the top contributors. The takeover of Synergy Health, a UK-based health care services name, was approved, leading to a significant rise in its stock price. Amlin, a UK re-insurer, received a bid in September at a significant premium. After evaluating the offer, we sold our position. Bezeq, an Israeli telecom, delivered solid quarterly results.

Weaker areas within the portfolio included Energy holdings and our zero weighting in Utilities. By country, Danish, French and Australian holdings lagged. Individual detractors included Barclays, TalkTalk and BNP Paribas. Barclays, the UK bank, disappointed after third quarter earnings fell victim to the difficult trading environment during the reporting period. TalkTalk, a UK Telecom/TV/Internet service provider, was the victim of a cyber-attack. However, significantly fewer customers were affected than initially feared and we think the impact is manageable. French global banking firm, BNP Paribas, sold off with other European banks on fears of low interest rates, despite posting decent quarterly results.

Despite 2016's difficult start, it is our opinion that the fundamentals for global equity markets are not significantly different than they were at the end of 2015. We continue to believe that global economic growth will remain lackluster, while a slow recovery in Europe and a steady U.S. should offset likely disappointments from Japan and the emerging markets.

As such, we continue to favor larger capitalization global companies with secular growth tailwinds, businesses that have had steady, recurring revenue streams, and smaller local companies with the opportunity to globalize. Such cash-generative businesses with stable or growing client demand offer the most value in our view, and we also believe they could offer a lower risk profile should markets remain volatile.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	–4.13%	–9.96%	2.14%	1.91%	3.85%
Trust Class[13]	01/28/2013	–4.18%	–10.05%	2.08%	1.88%	3.83%
Institutional Class	06/17/2005	–4.10%	–9.82%	2.27%	1.97%	3.91%
Class A13	01/28/2013	–4.18%	–10.07%	2.05%	1.86%	3.81%
Class C13	01/28/2013	–4.53%	–10.75%	1.57%	1.62%	3.58%
Class R6[23]	09/03/2013	–3.99%	–9.75%	2.31%	1.99%	3.93%
With Sales Charge
Class A13		–9.68%	–15.24%	0.85%	1.26%	3.24%
Class C13		–5.48%	–11.64%	1.57%	1.62%	3.58%
Index
MSCI EAFE® Index[1,16]		–9.38%	–14.80%	1.01%	1.95%	3.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.25%, 1.36%, 1.07%, 1.43%, 2.18% and 0.99% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a –4.92% total return for the six months ended February 29, 2016, outperforming its benchmark, the MSCI EAFE® Index, which provided a –9.38% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Volatility continued in international developed equity markets during the six-month reporting period, as concerns about weak global growth and commodity prices were joined by geopolitical risk, including November's horrific attacks in Paris. News from central banks, including the U.S. Federal Reserve, which raised interest rates in December but seems to us unlikely to raise them again soon, and a renewal of accommodative policies by the European Central Bank and the Bank of Japan, helped moderate concerns. A recovery began in mid-February, but was not enough to erase earlier losses.

By sector, Consumer Staples stocks reported mildly positive results for the period. All others lost ground, with Financials and Materials faring the worst. By country, New Zealand and Belgium outperformed, while markets including Italy and Spain lagged, with both posting double-digit losses.

In terms of the portfolio, that majority of its outperformance resulted from stock selection, with significant advantages coming from Consumer Discretionary and Financials stocks. Stock selection, plus an overweight to Information Technology, was another positive. By country, holdings based in Israel, Switzerland and Japan were additive.

On an individual basis, Amlin, Bezeq Israeli Telecommunication and SGS were among the top contributors. Amlin, a UK re-insurer, received a bid in September at a significant premium. After evaluating the offer, we sold our position. Bezeq, an Israeli telecom, delivered solid quarterly results. SGS, a Swiss-based inspection and certification specialist, bounced back as investors returned to the name after an overdone sell off in early 2015 that was driven by the weakness in its commodity-related business.

Weaker areas within the portfolio included Energy holdings, along with our zero weighting in Utilities and, by country, Danish, French and Swedish holdings. Individual detractors included Barclays, Novartis and TalkTalk. Barclays, the UK bank, disappointed after third quarter earnings fell victim to the difficult trading environment during the reporting period. Novartis, the Swiss-based global pharmaceuticals firm, posted recent quarterly results that disappointed investors. TalkTalk, a UK Telecom/TV/Internet service provider, was the victim of a cyber-attack. However, significantly fewer customers were affected than initially feared and we think the impact is manageable.

Despite 2016's difficult start, it is our opinion that the fundamentals for global equity markets are not significantly different than they were at the end of 2015. We continue to believe that global economic growth will remain lackluster, while a slow recovery in Europe and a steady U.S. should offset likely disappointments from Japan and the emerging markets.

As such, we continue to favor larger capitalization global companies that have had secular growth tailwinds, businesses with steady, recurring revenue streams, and smaller local companies with the opportunity to globalize. Such cash-generative businesses with stable or growing client demand offer the most value in our view, and could also offer a lower risk profile should markets remain volatile.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–4.92%	–11.52%	0.85%	1.64%
Institutional Class[6]	10/06/2006	–4.77%	–11.23%	1.19%	1.99%
Class A15	12/20/2007	–4.85%	–11.50%	0.85%	1.65%
Class C15	12/20/2007	–5.23%	–12.18%	0.10%	1.00%
Class R3[15]	05/27/2009	–5.06%	–11.75%	0.58%	1.45%
With Sales Charge
Class A15		–10.31%	–16.60%	–0.33%	1.02%
Class C15		–6.18%	–13.06%	0.10%	1.00%
Index
MSCI EAFE® Index[1,16]		–9.38%	–14.80%	1.01%	1.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.33%, 0.93%, 1.31%, 2.05% and 1.55% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.90%, 1.30%, 2.00% and 1.51% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a –8.86% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell 2000® Value Index, which returned –6.73% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

One can point to a litany of reasons for the market's poor performance, from the plunge in crude oil prices to volatile foreign currency markets and surprise actions from central banks. We think that after three years of vibrant profit growth, markets are re-pricing to more a conservative economic view of the future.

Given the uncertain outlook, our strategy is to stay the course with companies that we often refer to as being in "blossom" mode—those whose businesses we believe are improving and whose valuations seem to us reasonable, while slowing down the pace of new investments in out-of-favor stocks. In fact, we introduced the smallest number of new ideas to the portfolio in recent history—four (Avis Budget, Deckers Outdoor, GNC and Luminex) versus a semi-annual average of more than 10.

Approximately 40% of our strategy is invested in the Technology sector. Connectivity, or networking, is a large commitment of ours. For example, holdings such as Infinera, Ciena, Brocade, Lumentum, M/A-COM and Mellanox make the Internet faster and more capable of handling cutting edge services. Optimizing the use of Internet bandwidth and providing cyber security are also critical functions. Gigamon, Viavi, Verint, and KEYW Holding all offer products to assist and secure networks and websites. As technology becomes more sophisticated, many manufacturers rely in part on the intellectual property of others to solve specific problems. Rambus, CEVA, Dolby and Cadence each has a license and royalty stream from technology companies who incorporate their solutions to introduce faster, more energy efficient and higher quality products.

Producer Durables companies constitute approximately 20% of the portfolio. We think the companies in this sector are often undervalued by virtue of their cyclicality and complexity. At times, we are able to capture an intriguing growth opportunity. For example, Aerovironment is a cash rich manufacturer of military drones and electric car charging stations. OSI Systems has a leading position in baggage security screening systems and Maxwell Technologies is a pioneer in developing ultra-capacitors for automotive and industrial applications.

Looking at the sectors and individual companies that detracted from returns, there was a common thread—basic industrial and commodity exposure led to poor performance. The most pain came from our investments in independent power producers. These companies are wholesalers of electric power. Dynegy, NRG Energy and Covanta declined between 25% and 60% during the period. Our investment premise is that power markets in the U.S. will likely tighten, driving up wholesale electricity prices. With the benefit of hindsight, even though these companies are utilities, they are levered, complex, and at their core, commodity plays. We don't have many other commodity producers or basic industry investments, but companies in these sectors spend a lot on capital goods. Our investments in Clean Harbors, Manitowoc, Harsco, Meritor and Dana Holding have all felt the impact of weak commodity markets and reduced spending by their customers.

We entered 2016 with a portfolio that we believed was attractively valued and well positioned in faster growing businesses but at the mercy of global economic fundamentals that are mixed. Encouragingly, our intrinsic value1 measure is more attractive now than it was a year ago. Nevertheless, there are strains in certain industries and geographies that are weighing on corporate profits and growth. This leads many to predict continued market volatility. We do not disagree, but our belief is that the market could ultimately finish 2016 higher.

We look forward to our next communication and thank you for your commitment to our Fund.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	5.9%
Consumer Staples	1.1
Energy	0.9
Financial Services	9.5
Health Care	5.4
Materials & Processing	5.8
Producer Durables	18.9
Technology	41.5
Utilities	4.2
Short-Term Investments	6.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date*	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	–8.86%	–12.70%	5.44%	7.09%	10.54%
Class A19	05/10/2010	–8.97%	–12.93%	5.08%	6.87%	10.42%
Class C19	05/10/2010	–9.29%	–13.58%	4.30%	6.41%	10.16%
With Sales Charge
Class A19		–14.21%	–17.95%	3.84%	6.24%	10.07%
Class C19		–10.15%	–14.40%	4.30%	6.41%	10.16%
Index
Russell 2000® Value Index[1,16]		–6.73%	–13.35%	5.27%	4.08%	7.64%
Russell 2000® Index[1,16]		–10.16%	–14.97%	6.11%	4.95%	6.66%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.10%, 1.51% and 2.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a –3.64% total return for the six months ended February 29, 2016, trailing its benchmark, the Russell 1000® Growth Index, which provided a return of –1.22% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The market has been volatile over the six-month reporting period as investors struggled with tepid U.S. and global economic growth, low commodity prices, geopolitical risk and, in the U.S., political rhetoric. During the first four months of the period, given relatively weak economic conditions, investors favored companies growing faster than, and uncorrelated with, economic growth (such as health care, biotech and well known hyper-growth stocks). Our investments were rewarded and the portfolio performed in line with or ahead of the benchmark from September through year-end. Our underperformance versus the benchmark this period results from the first two months of 2016, when despite ongoing economic weakness and other macro concerns, sentiment shifted away from 2015's aggressive growth winners in favor of value-like growth names.

Within the portfolio, Consumer Discretionary holdings made the largest contribution to relative returns by sector, on strong stock selection. A zero weighting to Energy was another advantage. Consumer Staples and Health Care stocks detracted the most, both on individual holdings and on an allocation basis.

Many of our top contributors this period came from within the Information Technology sector. SanDisk (which was sold) recovered from its cyclical lows and from a takeout; Intuit performed well largely on the success of QuickBooks online, an offering that is gaining traction in ancillary services to small businesses; and Microsoft benefited as it successfully morphed from a desktop computing company to one with a meaningfully competitive presence in cloud computing.

Stocks with aggressive multiples after last year's run-up in sectors such as Health Care became vulnerable early this year, with even a slight disappointment capable of causing a significant pullback. This was the case for Vertex Pharmaceuticals, our largest detractor. Vertex has what we believe is an exciting portfolio of Cystic Fibrosis treatments, with powerful products in development, suggesting a significant market share growth opportunity over time. Though management talked to analysts about right-sizing aggressive expectations for 2016, Wall Street reacted poorly to guidance. We remain long-term believers in the stock.

Similarly, lower-than-expected guidance hurt LinkedIn. The reduction was based on slowing in premium subscriptions (approximately 30% of the business), while LinkedIn's core Talent Solutions business, the key to our thesis, continues to grow. We believe LinkedIn remains a strong longer-term opportunity.

The only detractor we sold in recent months was Alliance Data Systems, on concerns about developing credit risk at the private label credit card company.

As we look ahead, our confidence isn't shaken by the market activity over the past two months. Despite the fact that the market has compressed some of the more aggressive growth names, we plan to keep concentration up and turnover down—working to create alpha by betting on our highest conviction names regardless of the market or economic backdrop. We will also continue our search for new opportunities for strong growth with catalysts for acceleration, working to use temporary price disruptions to our advantage.

Sincerely,

JOHN J. BARKER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	21.5%
Consumer Staples	7.5
Financials	4.1
Health Care	18.5
Industrials	6.0
Information Technology	35.7
Materials	4.5
Telecommunication Services	1.1
Short-Term Investments	1.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	–3.64%	–9.29%	5.05%	4.51%	0.15%
Institutional Class[5]	04/06/2009	–3.33%	–8.94%	5.42%	4.77%	0.30%
Class A20	04/06/2009	–3.39%	–9.07%	5.08%	4.51%	0.14%
Class C20	04/06/2009	–3.99%	–9.89%	4.25%	3.96%	–0.18%
Class R3[17]	05/27/2009	–3.70%	–9.23%	4.82%	4.36%	0.06%
With Sales Charge
Class A20		–8.85%	–14.32%	3.83%	3.89%	–0.22%
Class C20		–4.95%	–10.79%	4.25%	3.96%	–0.18%
Index
Russell 1000® Growth Index[1,16]		–1.22%	–5.05%	10.95%	7.74%	2.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.36%, 1.03%, 1.44%, 2.17% and 1.84% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.13%, 0.77%, 1.13%, 1.88%, and 1.38% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a –8.27% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned –2.87% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the six-month reporting period, the market endured some forceful swings as equities were swayed by a handful of macro issues. Economic weakness in China, which had been weighing on commodities and dragging down other emerging markets, caused a large dip in stocks as fears mounted that global softness could begin to pressure the U.S. economy. The market soon recovered, however, as investors were quieted when the U.S. Federal Reserve (Fed) continued to delay interest rate tightening and policymakers in China, Europe and Japan reasserted their commitments to fostering economic growth. A short period of relative calm then gave way to a sharp market sell-off in January amidst rising anxiety over China and other emerging markets, as well as a plunge in oil prices. Moreover, a recent increase in the federal funds rate caused the U.S. dollar to soar while the currencies in China and other countries fell. Stocks dropped further in February to a two-year low but regained significant ground by the end of the reporting period as oil prices rebounded and the Fed seemed to take a more moderate stance on future rate increases.

The defensive segments of the market led performance within the Index over the period, with the Utilities and Telecommunication Services being the highest returning sectors, followed by Consumer Staples. Sectors that trailed the overall market for the period include Energy, Financials and Consumer Discretionary.

For the Fund, the Materials sector gave the largest lift to performance relative to the Index during the period. We were overweighted to this sector, which held up better than the overall market, and our Materials holdings on the whole outperformed due mainly to strength in the Metals & Mining area, which did well as gold prices soared towards the end of the period. Consumer Discretionary was the largest drag on Fund performance versus the Index. Our heavier allocation to this comparatively weak segment of the market was a negative and our holdings in aggregate underperformed those in the Index sector. Within this area, some luxury brand and specialty retailers were hurt by an unseasonably warm winter in much of the U.S, a rising U.S. dollar and softer-than-expected consumer demand.

Looking forward, we believe there are many external factors that will likely continue to influence the direction of the equity markets. The global arena presents a challenge as growth prospects in China remain opaque and other emerging markets grapple with heavy debt loads. The Chinese government has expressed a commitment to supporting its economy and Europe and Japan are taking aggressive measures with negative interest rates. In the U.S., we believe corporate earnings are exhibiting the pressures of low oil prices, a flat yield curve, the lofty U.S. dollar and sluggish global demand. Additionally, uncertainty surrounding U.S. interest rate tightening is causing some upheaval. Still, in our opinion, the U.S. economy continues to exhibit signs of strength and we believe the oil price environment should recover over time. Within this context, we believe there is value within the Industrials and Energy sectors as well as other select areas of the market. Our portfolio construction strategy entails finding underappreciated stocks with hidden value that can be realized as specific catalysts play out over time. Within this environment, we believe that our approach can be key to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	17.1%
Consumer Staples	0.6
Energy	21.1
Financials	17.6
Industrials	25.0
Information Technology	3.4
Materials	11.9
Utilities	1.2
Short-Term Investments	2.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	–8.27%	–16.15%	3.38%	2.77%	12.05%
Trust Class[3]	08/30/1993	–8.35%	–16.35%	3.17%	2.58%	11.97%
Advisor Class[4]	08/16/1996	–8.40%	–16.46%	3.02%	2.42%	11.84%
Institutional Class[5]	06/07/2006	–8.20%	–16.01%	3.54%	2.93%	12.10%
Class A20	06/21/2010	–8.34%	–16.33%	3.13%	2.63%	12.02%
Class C20	06/21/2010	–8.71%	–16.93%	2.37%	2.19%	11.90%
Class R3[17]	06/21/2010	–8.51%	–16.56%	2.87%	2.48%	11.98%
With Sales Charge
Class A20		–13.60%	–21.14%	1.92%	2.02%	11.86%
Class C20		–9.47%	–17.62%	2.37%	2.19%	11.90%
Index
Russell 1000® Value Index[1,16]		–2.87%	–9.41%	8.81%	5.13%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.87%, 1.06%, 1.21%, 0.71%, 1.10%, 1.83% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

The Neuberger Berman Mid Cap Growth Fund Investor Class generated a –13.99% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell Midcap® Growth Index, which returned –6.03% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The six-month reporting period, which served to both close out 2015 and usher in 2016, offered up a roller-coaster of volatility. September signaled the end of nearly four years of uninterrupted market gains as a politically induced correction in Health Care broadly spread to the rest of the market, especially the higher growth sectors, such as Information Technology (IT) and Consumer Discretionary. December ushered in the one thing that wasn't surprising, the U.S. Federal Reserve's (Fed) long-awaited and oft-debated interest rate hike, with the market generally appreciating the removal of uncertainty. 2016, however, started on a negative note as the continued decline in the price of oil, a strengthening dollar and disappointing economic news out of China roiled global markets. Subsequently, we continued to trade up and down on those three key indicators, finishing with an oil-driven rally that quieted, for the time being, any talk of a renewed recession. Ultimately, the markets over the last six months proved to be increasingly intertwined and unpredictable with respect to embracing or avoiding risk.

During the reporting period, the portfolio was materially overweighted to IT, Health Care, Telecommunication Services and Energy, and underweighted to Consumer Staples, Financials, Materials, Consumer Discretionary and Industrials. Led by our IT and Health Care decisions, stock selection was unfortunately broadly negative during the period as the portfolio struggled to adjust to new post-correction realities from an anxious market that continued to rotate sharply away from higher volatility and higher expectation growth segments.

Drilling down to our holdings, Monolithic Power Systems was a top contributor to performance, while Tableau Software was a leading detractor. Monolithic, a semiconductor company that provides integrated power solutions, continued to successfully introduce new products and achieved favorable market penetration. Tableau delivered a poor quarter, which was further compounded by a surprisingly underwhelming outlook that highlighted increased spending and slowing top-line growth. Given the disappointment and uncertainty, we exited our position in Tableau.

As we look ahead, we believe we will see plenty of economic positives, most notably with respect to employment and inflation/deflation, to rally around, but it is also becoming clear that superior earnings growth will be harder to come by. Under-appreciated catalysts, compelling fundamentals, balance sheet strength and execution will continue to be prized attributes central to our process, but given the market's tough sentiment towards companies with elevated expectations, it will also be more incumbent upon us than ever to strike the proper risk/reward balance in what may likely continue to be a volatile environment.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	22.7%
Consumer Staples	3.5
Energy	1.2
Financials	7.4
Health Care	17.4
Industrials	15.8
Information Technology	22.8
Materials	2.7
Telecommunication Services	1.9
Other	0.8
Short-Term Investments	3.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	–13.99%	–13.75%	7.30%	6.51%	11.36%
Trust Class[3]	08/30/1993	–14.05%	–13.84%	7.24%	6.38%	11.27%
Advisor Class[4]	09/03/1996	–14.15%	–14.04%	6.91%	6.09%	11.07%
Institutional Class[5]	04/19/2007	–13.98%	–13.68%	7.52%	6.77%	11.43%
Class A20	05/27/2009	–14.13%	–13.95%	7.14%	6.42%	11.33%
Class C20	05/27/2009	–14.43%	–14.61%	6.34%	5.89%	11.18%
Class R3[17]	05/27/2009	–14.19%	–14.16%	6.88%	6.25%	11.28%
Class R6[24]	03/15/2013	–13.95%	–13.59%	7.47%	6.59%	11.38%
With Sales Charge
Class A20		–19.08%	–18.89%	5.87%	5.80%	11.15%
Class C20		–15.25%	–15.43%	6.34%	5.89%	11.18%
Index
Russell Midcap® Growth Index[1,16]		–6.03%	–10.84%	8.84%	6.99%	N/A
Russell Midcap® Index[1,16]		–5.60%	–11.25%	8.91%	6.87%	13.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.93%, 1.00%, 1.26%, 0.76%, 1.12%, 1.89%, 1.38% and 0.68% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.87% and 1.37% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –7.74% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell Midcap® Value Index, which returned –5.17% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Markets were very volatile and sensitive to changes in the economic backdrop during the last several months of 2015. Contrarian and complex companies, the focus of our intrinsic value1 strategy, were at best ignored by the market and in several cases stock prices were severely punished if fundamentals showed any deterioration. 2016 kicked off with one of the worst performing Januarys in U.S equity history and most asset classes ended the month markedly lower. Following January's sharp decline and a shaky start to February, equities rebounded by the end of the month. Mid caps led the rally, posting modest gains and outperforming most other equity asset classes. While investor sentiment regarding global economies improved as China's central bank upped stimulus efforts to jump start growth, macro valuations and underwhelming earnings kept investor risk appetite down.

During the reporting period, performance benefitted from the Fund's overweight and stock selection in the Technology and Producer Durables sectors. Merger and acquisition activity also helped. In Producer Durables, ADT, the Fund's largest position and its strongest performer, agreed to be acquired by Apollo for $42 per share in an all cash transaction. Tyco International agreed to merge with Johnson Controls in a $14 billion deal that creates a new giant provider of commercial-building systems and investors reacted positively to the news. Itron benefitted from improved operational performance, backlog growth and increased RFP activity in some key markets. In the Technology sector, SanDisk agreed to be acquired by Western Digital and Nuance announced a solid quarter that beat estimates and raised full-year guidance.

On the negative side, stock selection in the Financial Services and Utilities sectors hurt performance. In Utilities, NRG Energy (which was sold) continued to be impacted by low power price expectations. Also detracting from performance during the period were our Energy holdings, including Devon Energy and ONEOK. Devon shares fell due to continued commodity price declines, poor timing of acquisitions, a dividend cut and a dilutive stock offering. ONEOK, despite beating estimates and reaffirming guidance, lagged as investors remained skeptical about the company's long-term growth prospects as oil prices continued to decline. Other lagging investments in the portfolio during the period included Hertz, a global car and equipment rental company, and Covanta, a holding company that owns and operates infrastructure for the conversion of waste to energy.

In our view, volatility is likely to continue this year and China remains a key risk. However, it is our opinion that investor confidence with respect to the U.S. economy appears to be improving, despite global economic instability, and several domestic economic indicators have been favorable. Manufacturing activity nationwide contracted less than anticipated in February and employment data confirmed that the overall economy is continuing to grow. Assuming continued U.S. economic growth, the market can move up during the remainder of the year, but finding the right stocks will be the key to outperformance. We believe that our focus on quality companies undergoing change should fare well in such an environment.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.5%
Consumer Staples	3.7
Energy	4.9
Financial Services	19.8
Health Care	3.0
Materials & Processing	5.9
Producer Durables	22.1
Technology	19.4
Utilities	6.3
Short-Term Investments	1.4
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–7.74%	–14.16%	6.78%	5.23%	8.58%
Trust Class[3]	06/10/1999	–7.75%	–14.28%	6.59%	5.12%	8.49%
Institutional Class[5]	03/08/2010	–7.58%	–13.97%	7.03%	5.40%	8.68%
Class A20	06/21/2010	–7.74%	–14.24%	6.65%	5.17%	8.54%
Class C20	06/21/2010	–8.08%	–14.91%	5.85%	4.73%	8.27%
Class R3[17]	06/21/2010	–7.89%	–14.46%	6.37%	5.02%	8.45%
With Sales Charge
Class A20		–13.05%	–19.16%	5.40%	4.55%	8.16%
Class C20		–8.88%	–15.65%	5.85%	4.73%	8.27%
Index
Russell Midcap®Value Index[1,16]		–5.17%	–11.72%	8.89%	6.52%	8.52%
Russell Midcap® Index[1,16]		–5.60%	–11.25%	8.91%	6.87%	8.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.25%, 1.49%, 1.08%, 1.48%, 2.21% and 1.74% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a –3.86% total return for the six months ended February 29, 2016 versus a –0.92% total return for its benchmark, the S&P 500® Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

Within the Index, six of 10 sectors generated a positive return for the period. Consumer Discretionary, Consumer Staples, Industrials, Information Technology, Telecommunication Services and Utilities outperformed relative to the benchmark. Energy, Financials, Health Care and Materials underperformed relative to the benchmark. We believe heightened market volatility during the period contributed to the dispersion in performance across sectors.

Within the portfolio, stock selection in Health Care and Information Technology benefitted performance relative to the benchmark, while stock selection in Industrials and Utilities detracted from relative performance. From a sector perspective, the underweight in Consumer Staples and overweight in Financials detracted from performance relative to the benchmark, while the underweight in Energy and overweight in Information Technology benefitted relative performance. The portfolio finished the period with an overweight, relative to the benchmark, in the Financials, Health Care, Industrials, Information Technology and Materials sectors. The portfolio completed the period with an underweight in the Consumer Discretionary, Consumer Staples, Energy, and Utilities sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructurings, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder-friendly policies, high-quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment remains attractive for free cash flow oriented investing as free cash flow yields for equities relative to fixed income yields remain near historic highs. It is our opinion that companies with high free cash flow and prudent management teams can potentially do very well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions all accrue to the benefit of equity holders. These positive developments are taking place at many of the companies owned by the Fund.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our shareholders' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	5.2%
Consumer Staples	3.2
Energy	2.3
Financials	25.0
Health Care	16.0
Industrials	17.5
Information Technology	23.5
Materials	5.9
Utilities	1.2
Short-Term Investments	0.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date*	Period Ended 02/29/2016	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	–3.86%	–8.01%	10.16%	6.54%
Class A18	12/21/2009	–4.06%	–8.40%	9.76%	6.29%
Class C18	12/21/2009	–4.42%	–9.05%	8.94%	5.76%
With Sales Charge
Class A18		–9.60%	–13.67%	8.47%	5.61%
Class C18		–5.35%	–9.94%	8.94%	5.76%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	6.03%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.73%, 1.10% and 1.84% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 5.15% total return for the six months ended February 29, 2016, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 5.65% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated weak results during the reporting period. The market was negatively impacted at times given concerns over moderating global growth, uncertainties regarding future monetary policy, geopolitical issues and investor risk aversion. The overall U.S. stock market, as measured by the S&P 500® Index, returned –0.92% for the six-month period. Comparatively, real estate investment trusts (REITs) posted strong results during the period, partially due to overall solid investor demand and generally declining interest rates.

Sector positioning, overall, detracted from the Fund's performance versus the benchmark during the reporting period. In particular, an overweight to the Real Estate Operating Companies sector and an underweight to the Free Standing sector were negative for results. On the upside, an overweight to Self Storage and an underweight to Lodging/Resorts were the largest contributors to performance. Stock selection, overall, was a positive for performance. Contributing the most to results was stock selection in the Diversified, Shopping Centers and Data Centers sectors. Public Storage, a self-storage REIT, was the largest contributor to performance. Other holdings that were additive for results were Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, and National Retail Properties, a free standing REIT.

The sectors that detracted the most from the Fund's performance from a stock selection perspective were Office, Apartments and Free Standing. Several individual holdings were also negative for results, including HCP, Inc., a health care REIT, Host Hotels & Resorts, Inc., a lodging/resort REIT and Forest City Realty Trust, Inc., a real estate operating company.

After much anticipation, in December 2015 the U.S. Federal Reserve initiated its first rate hike in nearly a decade. Attention has now shifted to the pace of future rate hikes. Sustained U.S. economic improvement could lead to gradual interest rate increases in 2016, in our view. We also believe that concerns regarding global growth and the flight to quality should keep longer-term interest rates contained. We think continued improvement in the economy, paired with gradual interest rate increases, could continue to be supportive of the U.S. commercial property market as the year progresses. Consistent with our previous view, we believe that real estate fundamentals, not interest rates, will be the long-term driver of performance in the REIT market. We believe real estate companies with sustainable cash flow and dividend growth have the potential to perform well. Strong, flexible balance sheets that can withstand capital markets volatility will likely also be important. We are focused on companies with management teams that can capitalize on pricing differences between the public and private real estate markets.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	14.6%
Data Centers	6.3
Diversified	2.3
Free Standing	3.5
Health Care	8.9
Industrial	4.3
Infrastructure	9.4
Lodging/Resorts	3.9
Manufactured Homes	1.5
Office	8.1
Real Estate Operating Companies	1.8
Regional Malls	11.4
Self Storage	9.5
Shopping Centers	9.3
Single Family Homes	1.1
Timber	2.8
Short-Term Investments	1.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,22

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	5.15%	–4.64%	7.53%	6.71%	11.17%
Institutional Class[6]	06/04/2008	5.24%	–4.44%	7.75%	6.87%	11.29%
Class A15	06/21/2010	5.05%	–4.76%	7.37%	6.60%	11.09%
Class C15	06/21/2010	4.64%	–5.47%	6.55%	6.15%	10.75%
Class R3[15]	06/21/2010	4.93%	–4.99%	7.09%	6.45%	10.98%
Class R6[25]	03/15/2013	5.28%	–4.37%	7.72%	6.80%	11.24%
With Sales Charge
Class A15		–0.99%	–10.21%	6.11%	5.97%	10.62%
Class C15		3.67%	–6.35%	6.55%	6.15%	10.75%
Index
FTSE NAREIT All Equity REITs Index[1,16]		5.65%	–4.04%	9.14%	6.01%	10.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.39%, 1.04%, 1.41%, 2.17%, 1.66% and 0.97% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a –20.79% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell 2000® Growth Index, which returned –13.47% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The six-month reporting period, which served to both close out 2015 and usher in 2016, offered up a roller-coaster of volatility. September signaled the end of nearly four years of uninterrupted market gains as a politically induced correction in Health Care broadly spread to the rest of the market, especially the higher growth sectors, such as Information Technology (IT) and Consumer Discretionary. December ushered in the one thing that wasn't surprising, the U.S. Federal Reserve's (Fed) long-awaited and oft-debated interest rate hike, with the market generally appreciating the removal of uncertainty. 2016, however, started on a negative note as the continued decline in the price of oil, a strengthening dollar and disappointing economic news out of China roiled global markets. Subsequently, we continued to trade up and down on those three key indicators, finishing with an oil-driven rally that quieted, for the time being, any talk of a renewed recession. Ultimately, the markets over the last six months proved to be increasingly intertwined and unpredictable with respect to embracing or avoiding risk.

During the period, the portfolio was materially overweighted to IT and underweighted to Industrials, Materials, Consumer Staples and Consumer Discretionary. The portfolio was essentially market weight in Energy. Led by our Health Care and IT decisions, stock selection was the primary driver of our underperformance as the portfolio struggled to adjust to new post-correction realities from an anxious market that continued to rotate sharply away from higher volatility and higher expectation growth segments.

Drilling down to our holdings, John Bean Technologies was the top contributor to performance, while AMAG Pharmaceuticals was the leading detractor. John Bean Technologies, a technology solutions provider for the food processing and air transportation industries, delivered strong results across its various business lines and boosted its bottom-line though compelling internal cost controls. AMAG Pharmaceuticals, a specialty pharmaceutical company, was primarily pressured by the sharp and broad pull-back in therapeutics, as well as an FDA request for additional data around a new single dose indication for an existing approved therapy. Given those headwinds, we exited this position.

As we look ahead, we believe we will see plenty of economic positives, most notably with respect to employment and inflation/deflation, to rally around, but it is also becoming clear that superior earnings growth will be harder to come by. Under-appreciated catalysts, compelling fundamentals, balance sheet strength and execution will continue to be prized attributes central to our process, but given the market's tough sentiment towards companies with elevated expectations, it will also be more incumbent upon us than ever to strike the proper risk/reward balance in what may likely continue to be a volatile environment.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	17.1%
Consumer Staples	3.5
Energy	1.0
Financials	7.9
Health Care	24.0
Industrials	12.0
Information Technology	27.0
Materials	1.8
Short-Term Investments	5.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.
PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	–20.79%	–23.66%	4.49%	3.71%	6.98%
Trust Class[3]	11/03/1998	–20.86%	–23.83%	4.29%	3.52%	6.84%
Advisor Class[4]	05/03/2002	–20.89%	–23.90%	4.14%	3.34%	6.75%
Institutional Class[5]	04/01/2008	–20.67%	–23.44%	4.81%	3.94%	7.12%
Class A20	05/27/2009	–20.82%	–23.71%	4.43%	3.64%	6.94%
Class C20	05/27/2009	–21.11%	–24.26%	3.65%	3.11%	6.63%
Class R3[17]	05/27/2009	–20.93%	–23.92%	4.16%	3.46%	6.84%
With Sales Charge
Class A20		–25.37%	–28.11%	3.20%	3.03%	6.58%
Class C20		–21.84%	–24.96%	3.65%	3.11%	6.63%
Index
Russell 2000® Growth Index[1,16]		–13.47%	–16.65%	6.90%	5.72%	6.57%
Russell 2000® Index[1,16]		–10.16%	–14.97%	6.11%	4.95%	7.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.68%, 1.86%, 2.00%, 1.45%, 1.83%, 2.58% and 2.15% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.40%, 1.60%, 0.91%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated a –2.45% total return for the six months ended February 29, 2016, trailing the –0.92% return of its benchmark, the S&P 500® Index, for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global macroeconomic factors—including China's slowing GDP growth rate, the resulting weaker demand for commodities, monetary policy actions in China and Japan aimed at managing currency exchange and interest rates, and heightened geopolitical risk—were fears that resulted in volatile equity markets during the reporting period. These factors and weakness in U.S. businesses dependent on energy/commodity-related markets, have led to fears of a U.S. economic downturn. However, in our view, the U.S. economy has the potential for continued slow growth. The recent decline in the unemployment rate and improving wage growth, along with an improved balance sheet, if they continue, suggest to us that U.S. consumer spending, which accounts for two-thirds of GDP, should continue to grow. This, coupled with the recent stabilization of the dollar and oil prices, should be supportive of broader U.S. economic growth, in our view.

Looking at performance for the period, contributions relative to the benchmark were led by the Financials, Utilities and Health Care sectors, while Consumer Discretionary, Information Technology and Consumer Staples led the detractors.

For the six-month period, top contributors included Eversource Energy, Texas Instruments, Progressive Corp., Keurig Green Mountain and Unilever, while American Express, NetScout Systems, Alliance Data Systems, BorgWarner and Newell Rubbermaid led the detractors.

During the period, we sold Keurig Green Mountain, Herman Miller, Adobe, PayPal and O'Reilly largely on valuation. Consistent with our investment approach, we also used market volatility to add high-quality companies at attractive valuations to the portfolio. During the period, we added Alphabet (the parent company of Google), JP Morgan Chase, Medtronic and JB Hunt to the portfolio.

Google is a market share leader in the digital advertising industry, which is expected to continue to see double digit growth as it takes share from traditional media.

Following the financial crisis, we had opted to stay away from large banks due to capital constraints and the evolving regulatory framework. Now, with much of the regulatory landscape clarified, we added JP Morgan, which we view as being well capitalized and able to grow in a slow growth environment.

In the cost and reimbursement challenged health care sector, Medtronic, with a portfolio of life-saving devices and equipment, in our opinion, is at the forefront of integrating clinical outcomes in delivering quality care at economic costs.

JB Hunt, the sale of which we discussed a year ago, was re-introduced to the portfolio. Rail capacity constraints have eased on commodity weakness and, from our perspective, JB Hunt's leading position in intermodal transport positions it to benefit from the movement of containers from West Coast ports to the rest of the country. Rail transport also has fuel efficiency benefits over long haul truck.

Overall, within the portfolio, we believe our companies are positioned to do well in a variety of environments. Given the operating leverage inherent in the businesses we own, we believe the portfolio's holdings can translate top line growth in the low- to mid-single digits into stronger, advantaged bottom line growth.

Our primary concerns continue to be geopolitical in nature, focused around the volatile environment in the Middle East and the widening foreign policy gulf between Russia and the West, along with a lack of transparency into growth prospects in China.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.2%
Consumer Staples	4.0
Energy	8.0
Financials	15.3
Health Care	12.6
Industrials	19.5
Information Technology	19.8
Telecommunication Services	3.3
Utilities	4.7
Short-Term Investments	2.6
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date	Period Ended 02/29/2016	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	–2.45%	–8.30%	7.71%	6.27%	8.64%
Trust Class[3]	03/03/1997	–2.49%	–8.44%	7.52%	6.08%	8.47%
Institutional Class[5]	11/28/2007	–2.34%	–8.13%	7.89%	6.43%	8.72%
Class A20	05/27/2009	–2.53%	–8.49%	7.48%	6.14%	8.58%
Class C20	05/27/2009	–2.87%	–9.13%	6.68%	5.60%	8.33%
Class R3[17]	05/27/2009	–2.64%	–8.69%	7.24%	5.97%	8.50%
Class R6[24]	03/15/2013	–2.30%	–8.07%	7.86%	6.35%	8.68%
With Sales Charge
Class A20		–8.15%	–13.76%	6.22%	5.51%	8.29%
Class C20		–3.74%	–9.95%	6.68%	5.60%	8.33%
Index
S&P 500® Index[1,16]		–0.92%	–6.19%	10.13%	6.44%	8.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.85%, 1.03%, 0.68%, 1.05%, 1.79%, 1.29% and 0.60% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class generated a –8.45% total return for the six months ended February 29, 2016, underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned –2.87% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the six-month reporting period, the market endured some forceful swings as equities were swayed by a handful of macro issues. Economic weakness in China, which had been weighing on commodities and dragging down other emerging markets, caused a large dip in stocks as fears mounted that global softness could begin to pressure the domestic economy. The market soon recovered, however, as investors were quieted when the U.S. Federal Reserve (Fed) continued to delay interest rate tightening and policymakers in China, Europe and Japan reasserted their commitments to fostering economic growth. A short period of relative calm then gave way to a sharp market sell-off in January amidst rising anxiety over China and other emerging markets, as well as a plunge in oil prices. Moreover, a recent increase in the federal funds rate caused the U.S. dollar to soar while the currencies in China and other countries fell. Stocks dropped further in February to a two-year low but regained significant ground by the end of the reporting period as oil prices rebounded and the Fed seemed to take a more moderate stance on future rate increases.

The defensive segments of the market led performance within the Index over the period, with the Utilities and Telecommunication Services being the highest returning sectors, followed by Consumer Staples. Sectors that trailed the overall market for the period include Energy, Financials and Consumer Discretionary.

For the Fund, the Materials sector gave the largest lift to performance relative to the Index during the period. We were overweighted to this sector, which held up better than the overall market, and our Materials holdings on the whole outperformed due mainly to strength in the Metals & Mining area, which did well as gold prices soared towards the end of the period. Consumer Discretionary was the largest drag on Fund performance versus the Index. Our heavier allocation to this comparatively weak segment of the market was a negative and our holdings in aggregate underperformed those in the Index sector. Within this area, some luxury brand and specialty retailers were hurt by an unseasonably warm winter in much of the U.S, a rising U.S. dollar and softer-than-expected consumer demand.

Looking forward, we believe there are many external factors that will likely continue to influence the direction of the equity markets. The global arena presents a challenge as growth prospects in China remain opaque and other emerging markets grapple with heavy debt loads. The Chinese government has expressed a commitment to supporting its economy and Europe and Japan are taking aggressive measures with negative interest rates. In the U.S., we believe corporate earnings are exhibiting the pressures of low oil prices, a flat yield curve, the lofty U.S. dollar and sluggish global demand. Additionally, uncertainty surrounding U.S. interest rate tightening is causing some upheaval. Still, in our opinion, the U.S. economy continues to exhibit signs of strength and we believe the oil price environment should recover over time. Within this context, we believe there is value within the Industrials and Energy sectors as well as other select areas of the market. Our portfolio construction strategy entails finding underappreciated stocks with hidden value that can be realized as specific catalysts play out over time. Within this environment, we believe that our approach can be key to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	17.0%
Consumer Staples	0.6
Energy	21.1
Financials	17.6
Industrials	25.0
Information Technology	3.3
Materials	11.9
Utilities	1.2
Short-Term Investments	2.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/29/2016
	Inception Date*	Period Ended 02/29/2016	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	–8.45%	–16.11%	6.77%	5.32%
Class A21	03/02/2011	–8.65%	–16.40%	6.36%	5.10%
Class C21	03/02/2011	–9.03%	–17.07%	5.56%	4.67%
With Sales Charge
Class A21		–13.91%	–21.21%	5.11%	4.43%
Class C21		–9.92%	–17.88%	5.56%	4.67%
Index
Russell 1000® Value Index[1,16]		–2.87%	–9.41%	8.81%	4.31%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.83%, 2.22% and 2.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

World Equity Fund Commentary

Neuberger Berman World Equity Fund Institutional Class generated a –9.34% total return for the six months ended February 29, 2016, underperforming its benchmark, the MSCI All Country World Index, which returned –5.31% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The six-month reporting period was volatile for financial markets, which experienced a global sell-off in September followed by a sharp rally in October. Markets declined again in November and December and into the first two months of 2016 over concerns regarding global growth as a number of leading economic indicators were suggestive of potential further economic weakness. Fluctuating market expectations regarding monetary policies around the world were an important factor behind the aforementioned volatility. Ultimately, the actions of central banks in Europe, the U.S. and Japan ended up adding to that volatility. In early December, the European Central Bank disappointed markets when its plans were viewed by some as not decisive enough. Then, in mid-December, after months of delaying, the U.S. Federal Reserve raised interest rates while signaling its intent to pursue a very gradual pace of tightening—a message that the market took a few days to process and interpret. In January, the Bank of Japan implemented a negative deposit rate policy in a surprise move to try to address deflationary pressures and stubbornly low growth. This action was viewed with skepticism by currency, fixed income and equity markets. Furthermore, markets watched China with trepidation due to the country's economic growth path and potential pressures to devalue its currency. Throughout the reporting period, we saw significant gyrations in foreign exchange markets, up and down moves in oil and commodities, a number of dramatic sector rotations, and shifting preferences for quality versus value investing styles.

Given this backdrop, we believe we have positioned the Fund to capture fundamental and policy-related opportunities, particularly in Europe and Japan. We increased our overweight to Europe, prompted by what we view as positive economic momentum and supportive monetary policies, while identifying reflation beneficiaries, such as German real estate. We also invested in companies that cater to the aging demographic, particularly businesses that improve the efficiency of health care products and services delivery. In Japan, we invested in businesses benefiting from increased tourism, primarily from China. Our positioning was more defensive in the U.S., where we invested in companies that we believe have resilient business models such as off-price discounters or more sustainable revenue streams in areas such as defense.

Over the six-month period, investments in the Industrials and Consumer Staples sectors contributed to performance while investments in Financials and Consumer Discretionary detracted. The Fund's aggregate use of financial futures contracts, forward foreign currency contracts and swap contracts detracted from performance.

Looking ahead to the remainder of 2016, we have a generally balanced outlook on global equity markets. We believe we are in the midst of one of the longest U.S. bull markets in history and equity valuations around the globe have risen. We anticipate continued accommodative monetary policies around the world. We also believe continued uncertainty regarding economic and corporate fundamentals could continue to foster volatility and market rotations. Finally, one cannot lose sight of potential risks that could result from geopolitical events. Still, we believe there is a good global backdrop for our unique investment approach. By combining top-down research with bottom-up stock analysis, we believe we can identify exciting global investment themes.

Sincerely,

DANIEL GEBER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

World Equity Fund

TICKER SYMBOLS

Institutional Class	NWTIX
Class A	NWTAX
Class C	NWTCX

PERFORMANCE HIGHLIGHTS9

	Inception Date	Six Month Period Ended 02/29/2016	Cumulative Total Return Ended 02/29/2016 Life of Fund
At NAV
Institutional Class	06/30/2015	–9.34%	–13.60%
Class A	06/30/2015	–9.45%	–13.80%
Class C	06/30/2015	–9.78%	–14.20%
With Sales Charge
Class A		–14.65%	–18.76%
Class C		–10.68%	–15.06%
Index
MSCI All Country World Index[1,16]		–5.31%	–10.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2016 are 1.40%, 1.76% and 2.51% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios are 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2016 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 53 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman World Equity Fund are relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account

Endnotes (cont'd)

differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but

Endnotes (cont'd)

has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

26  The Fund had a policy of investing mainly in common stocks of companies with a market capitalization greater than $7.5 billion at the time of purchase prior to September 2, 2014. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) transferred to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (NBIA).

  As of December 31, 2015, NBM served as the investment manager and administrator for each fund, and NB LLC served as the sub-adviser for each fund, except for Neuberger Berman Greater China Equity Fund ("Greater China Equity") whose sub-adviser was, and remains, Neuberger Berman Asia Limited ("NB Asia"). Following the consolidation, the investment professionals of NBM and NB LLC who provided services to the Funds under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Funds, the nature or level of services provided to the Funds, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA / NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Starting December 1, 2015, MSCI began including U.S.-listed China stocks in the index. The index does not include China A-shares. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 1000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2016 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information As of 2/29/16 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16		Expense Ratio	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16	Expense Ratio
All Cap Core Fund
Institutional Class	$1,000.00	$944.40	$3.63		0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$940.70	$5.79		1.20%	$1,000.00	$1,018.90	$6.02	1.20%
Class C	$1,000.00	$937.30	$9.39		1.95%	$1,000.00	$1,015.17	$9.77	1.95%
Dividend Growth Fund
Institutional Class	$1,000.00	$965.00	$1.43	(2)	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$965.00	$2.17	(2)	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class C	$1,000.00	$963.00	$3.72	(2)	1.80%	$1,000.00	$1,015.91	$9.02	1.80%
Class R6	$1,000.00	$966.00	$1.28	(2)	0.62%	$1,000.00	$1,021.78	$3.12	0.62%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$939.80	$6.03		1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Class A	$1,000.00	$938.00	$7.23		1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Class C	$1,000.00	$935.20	$10.83		2.25%	$1,000.00	$1,013.67	$11.27	2.25%
Class R3	$1,000.00	$936.50	$9.20		1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Class R6	$1,000.00	$939.20	$5.69		1.18%	$1,000.00	$1,019.00	$5.92	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,001.50	$3.43		0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$1,000.30	$5.32		1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Class C	$1,000.00	$996.40	$8.98		1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class R3	$1,000.00	$998.80	$6.56		1.32%	$1,000.00	$1,018.30	$6.62	1.32%
Focus Fund
Investor Class	$1,000.00	$925.50	$4.45		0.93%	$1,000.00	$1,020.24	$4.67	0.93%
Trust Class	$1,000.00	$924.40	$5.31		1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Advisor Class	$1,000.00	$924.30	$6.12		1.28%	$1,000.00	$1,018.50	$6.42	1.28%
Institutional Class	$1,000.00	$926.10	$3.59		0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$924.40	$5.31		1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$921.90	$8.89		1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Genesis Fund
Investor Class	$1,000.00	$959.60	$5.02		1.03%	$1,000.00	$1,019.74	$5.17	1.03%
Trust Class	$1,000.00	$959.40	$5.36		1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Advisor Class	$1,000.00	$958.00	$6.86		1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Institutional Class	$1,000.00	$960.50	$4.14		0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class R6	$1,000.00	$960.70	$3.80		0.78%	$1,000.00	$1,020.98	$3.92	0.78%
Global Equity Fund
Institutional Class	$1,000.00	$957.40	$5.60		1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Class A	$1,000.00	$956.70	$7.35		1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Class C	$1,000.00	$953.40	$10.98		2.26%	$1,000.00	$1,013.63	$11.31	2.26%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,010.00	$5.00		1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$1,008.20	$6.79		1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$1,004.30	$10.51		2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$903.60	$7.19		1.52%	$1,000.00	$1,017.30	$7.62	1.52%
Class A	$1,000.00	$906.30	$8.91		1.88%	$1,000.00	$1,015.51	$9.42	1.88%
Class C	$1,000.00	$899.60	$12.42		2.63%	$1,000.00	$1,011.79	$13.16	2.63%

Expense Information As of 2/29/16 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16	Expense Ratio	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16	Expense Ratio
Guardian Fund
Investor Class	$1,000.00	$968.50	$4.50	0.92%	$1,000.00	$1,020.29	$4.62	0.92%
Trust Class	$1,000.00	$968.50	$5.29	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Advisor Class	$1,000.00	$966.40	$7.33	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Institutional Class	$1,000.00	$969.60	$3.53	0.72%	$1,000.00	$1,021.28	$3.62	0.72%
Class A	$1,000.00	$968.10	$5.28	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Class C	$1,000.00	$965.00	$9.04	1.85%	$1,000.00	$1,015.66	$9.27	1.85%
Class R3	$1,000.00	$966.50	$6.65	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
International Equity Fund
Investor Class	$1,000.00	$958.70	$5.21	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Trust Class	$1,000.00	$958.20	$5.60	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Institutional Class	$1,000.00	$959.00	$4.14	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$958.20	$5.89	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$954.70	$9.53	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R6	$1,000.00	$960.10	$3.80	0.78%	$1,000.00	$1,020.98	$3.92	0.78%
International Select Fund
Trust Class	$1,000.00	$950.80	$6.06	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Institutional Class	$1,000.00	$952.30	$4.37	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Class A	$1,000.00	$951.50	$6.02	1.24%	$1,000.00	$1,018.70	$6.22	1.24%
Class C	$1,000.00	$947.70	$9.69	2.00%	$1,000.00	$1,014.92	$10.02	2.00%
Class R3	$1,000.00	$949.40	$7.32	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$911.40	$4.75	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$910.30	$6.46	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$907.10	$10.00	2.11%	$1,000.00	$1,014.37	$10.57	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$963.60	$5.42	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Institutional Class	$1,000.00	$966.70	$3.67	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$966.10	$5.43	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$960.10	$9.06	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$963.00	$6.64	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$917.30	$4.29	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Trust Class	$1,000.00	$916.50	$5.10	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Advisor Class	$1,000.00	$916.00	$5.81	1.22%	$1,000.00	$1,018.80	$6.12	1.22%
Institutional Class	$1,000.00	$918.00	$3.34	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$916.60	$5.19	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Class C	$1,000.00	$912.90	$8.70	1.83%	$1,000.00	$1,015.76	$9.17	1.83%
Class R3	$1,000.00	$914.90	$6.48	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$860.10	$4.30	0.93%	$1,000.00	$1,020.24	$4.67	0.93%
Trust Class	$1,000.00	$859.50	$4.53	0.98%	$1,000.00	$1,019.99	$4.92	0.98%
Advisor Class	$1,000.00	$858.50	$5.73	1.24%	$1,000.00	$1,018.70	$6.22	1.24%
Institutional Class	$1,000.00	$860.20	$3.47	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$858.70	$5.13	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$855.70	$8.58	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Class R3	$1,000.00	$858.10	$6.28	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class R6	$1,000.00	$860.50	$3.05	0.66%	$1,000.00	$1,021.58	$3.32	0.66%

Expense Information As of 2/29/16 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16	Expense Ratio	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During the Period(1) 9/1/15 - 2/29/16	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$922.60	$5.40	1.13%	$1,000.00	$1,019.24	$5.67	1.13%
Trust Class	$1,000.00	$922.50	$5.97	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Institutional Class	$1,000.00	$924.20	$4.07	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$922.60	$5.78	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$919.20	$9.35	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$921.10	$6.97	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$961.40	$3.66	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$959.40	$5.41	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$955.80	$8.95	1.84%	$1,000.00	$1,015.71	$9.22	1.84%
Real Estate Fund
Trust Class	$1,000.00	$1,051.50	$5.30	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Institutional Class	$1,000.00	$1,052.40	$4.34	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$1,050.50	$6.17	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,046.40	$9.97	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$1,049.30	$7.44	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Class R6	$1,000.00	$1,052.80	$3.98	0.78%	$1,000.00	$1,020.98	$3.92	0.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$792.10	$5.39	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Trust Class	$1,000.00	$791.40	$6.24	1.40%	$1,000.00	$1,017.90	$7.02	1.40%
Advisor Class	$1,000.00	$791.10	$6.72	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Institutional Class	$1,000.00	$793.30	$4.01	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Class A	$1,000.00	$791.80	$5.61	1.26%	$1,000.00	$1,018.60	$6.32	1.26%
Class C	$1,000.00	$788.90	$8.94	2.01%	$1,000.00	$1,014.87	$10.07	2.01%
Class R3	$1,000.00	$790.70	$6.72	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$975.50	$4.22	0.86%	$1,000.00	$1,020.59	$4.32	0.86%
Trust Class	$1,000.00	$975.10	$5.06	1.03%	$1,000.00	$1,019.74	$5.17	1.03%
Institutional Class	$1,000.00	$976.60	$3.34	0.68%	$1,000.00	$1,021.48	$3.42	0.68%
Class A	$1,000.00	$974.70	$5.16	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class C	$1,000.00	$971.30	$8.77	1.79%	$1,000.00	$1,015.96	$8.97	1.79%
Class R3	$1,000.00	$973.60	$6.33	1.29%	$1,000.00	$1,018.45	$6.47	1.29%
Class R6	$1,000.00	$977.00	$3.00	0.61%	$1,000.00	$1,021.83	$3.07	0.61%
Value Fund
Institutional Class	$1,000.00	$915.50	$3.43	0.72%	$1,000.00	$1,021.28	$3.62	0.72%
Class A	$1,000.00	$913.50	$5.28	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$909.70	$8.78	1.85%	$1,000.00	$1,015.66	$9.27	1.85%
World Equity Fund
Institutional Class	$1,000.00	$906.60	$4.74	1.00%	$1,000.00	$1,019.89	$5.02	1.00%
Class A	$1,000.00	$905.50	$6.44	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class C	$1,000.00	$902.20	$9.98	2.11%	$1,000.00	$1,014.37	$10.57	2.11%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 77/366 (to reflect the period of December 15, 2015 (Commencement of Operations) to February 29, 2016).

(3)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Schedule of Investments All Cap Core Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (81.1%)
Banks (3.3%)
JPMorgan Chase & Co.	20,707	$1,166
Biotechnology (2.2%)
Celgene Corp.*	7,595	766
Capital Markets (4.7%)
BlackRock, Inc.	3,585	1,118
Goldman Sachs Group, Inc.	3,551	531
		1,649
Chemicals (2.6%)
PPG Industries, Inc.	9,643	931
Consumer Finance (3.5%)
Synchrony Financial*	45,281	1,220
Diversified Consumer Services (2.0%)
Service Corp. International	30,682	722
Food & Staples Retailing (5.1%)
CVS Health Corp.	18,321	1,780
Household Products (3.1%)
Procter & Gamble Co.	13,475	1,082
Internet & Catalog Retail (2.4%)
Priceline Group, Inc.*	657	831
Internet Software & Services (4.5%)
Alphabet, Inc. Class C*	1,522	1,062
Facebook, Inc. Class A*	4,925	527
		1,589
IT Services (7.2%)
PayPal Holdings, Inc.*	34,743	1,325
Visa, Inc. Class A	16,592	1,201
		2,526
Media (2.5%)
Comcast Corp. Class A	15,372	887
Oil, Gas & Consumable Fuels (2.5%)
Enbridge Energy Management LLC*	53,257	889
Pharmaceuticals (9.7%)
Allergan PLC*	4,485	1,301
Perrigo Co. PLC	5,624	710
Zoetis, Inc.	33,818	1,389
		3,400
	Number of Shares	Value† (000's)[z]
Professional Services (4.9%)
Nielsen Holdings PLC	17,862	$899
Verisk Analytics, Inc.*	11,300	823
		1,722
Real Estate Investment Trusts (5.6%)
American Tower Corp.	21,172	1,952
Software (15.3%)
Activision Blizzard, Inc.	31,234	989
Adobe Systems, Inc.*	14,590	1,243
Check Point Software Technologies Ltd.*	9,328	775
Intuit, Inc.	14,030	1,356
SS&C Technologies Holdings, Inc.	17,435	1,015
		5,378
Total Common Stocks (Cost $27,484)		28,490
Short-Term Investments (20.2%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $7,105)	7,104,592	7,105
Total Investments## (101.3%) (Cost $34,589)		35,595
Liabilities, less cash, receivables and other assets [(1.3%)]		(446)
Total Net Assets (100.0%)		$35,149

See Notes to Schedule of Investments

Schedule of Investments Dividend Growth Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (85.0%)
Aerospace & Defense (5.8%)
Raytheon Co.	2,250	$279
Rockwell Collins, Inc.	3,000	263
Textron, Inc.	8,700	297
		839
Air Freight & Logistics (1.9%)
United Parcel Service, Inc. Class B	2,900	280
Banks (6.0%)
Citigroup, Inc.	6,400	249
JPMorgan Chase & Co.	6,750	380
PNC Financial Services Group, Inc.	2,900	236
		865
Beverages (1.9%)
Coca-Cola Co.	6,450	278
Capital Markets (2.3%)
UBS Group AG	21,250	324
Chemicals (1.8%)
LyondellBasell Industries NV Class A	3,200	257
Communications Equipment (4.9%)
Cisco Systems, Inc.	15,250	399
Motorola Solutions, Inc.	4,050	298
		697
Diversified Telecommunication Services (4.1%)
BT Group PLC ADR	8,100	274
Frontier Communications Corp.	58,100	314
		588
Electric Utilities (2.2%)
Exelon Corp.	10,200	321
Electrical Equipment (1.9%)
Hubbell, Inc.	2,800	278
Electronic Equipment, Instruments & Components (1.5%)
TE Connectivity Ltd.	3,700	211
Energy Equipment & Services (0.5%)
Schlumberger Ltd.	1,025	74
	Number of Shares	Value† (000's)[z]
Food Products (6.2%)
Bunge Ltd.	6,800	$338
ConAgra Foods, Inc.	6,600	277
Mondelez International, Inc. Class A	6,900	280
		895
Health Care Providers & Services (1.7%)
Express Scripts Holding Co.*	3,400	239
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	5,200	249
Household Products (2.0%)
Procter & Gamble Co.	3,500	281
Insurance (3.9%)
Lincoln National Corp.	6,600	241
MetLife, Inc.	7,900	313
		554
Media (4.0%)
Comcast Corp. Class A	4,900	283
Omnicom Group, Inc.	3,700	288
		571
Metals & Mining (6.2%)
Lundin Mining Corp.*	48,250	134
Newmont Mining Corp.	15,700	406
Royal Gold, Inc.	7,600	352
		892
Oil, Gas & Consumable Fuels (7.4%)
California Resources Corp.	193	0
Devon Energy Corp.	12,600	248
EOG Resources, Inc.	5,400	349
Noble Energy, Inc.	2,100	62
Occidental Petroleum Corp.	2,050	141
Suncor Energy, Inc.	10,650	261
		1,061
Pharmaceuticals (3.4%)
Bristol-Myers Squibb Co.	2,050	127
Eli Lilly & Co.	1,650	119
Teva Pharmaceutical Industries Ltd. ADR	4,300	239
		485
	Number of Shares	Value† (000's)[z]
Real Estate Investment Trusts (1.8%)
American Tower Corp.	2,875	$265
Semiconductors & Semiconductor Equipment (3.6%)
Applied Materials, Inc.	14,600	276
Maxim Integrated Products, Inc.	7,250	245
		521
Software (4.6%)
Microsoft Corp.	7,450	379
Oracle Corp.	7,650	281
		660
Technology Hardware, Storage & Peripherals (1.7%)
Apple, Inc.	2,525	244
Tobacco (2.0%)
Philip Morris International, Inc.	3,100	282
Total Common Stocks (Cost $12,698)		12,211
Short-Term Investments (17.3%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $2,486)	2,486,124	2,486
Total Investments## (102.3%) (Cost $15,184)		14,697
Liabilities, less cash, receivables and other assets [(2.3%)]		(330)
Total Net Assets (100.0%)		$14,367

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (95.1%)
Brazil (5.2%)
AMBEV SA ADR	941,600	$4,086
BB Seguridade Participacoes SA	493,400	2,964
Cielo SA	291,840	2,254
Embraer SA	31,200	234
Embraer SA ADR	107,300	3,216
FPC Par Corretora de Seguros SA	518,700	1,253
Itau Unibanco Holding SA, Preference Shares	572,770	3,623
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	81,400	796
		18,426
Chile (1.1%)
SACI Falabella	581,145	3,728
China (26.5%)
AAC Technologies Holdings, Inc.	158,600	1,097
Alibaba Group Holding Ltd. ADR*	43,500	2,993
Baidu, Inc. ADR*	40,300	6,989
Beijing Enterprises Holdings Ltd.	732,400	3,395
Changyou.com Ltd. ADR*	167,700	2,963
China Everbright International Ltd.	5,624,900	5,945
China Medical System Holdings Ltd.[f]	2,606,800	3,318
China Mengniu Dairy Co. Ltd.	1,821,280	2,613
China Mobile Ltd.	786,000	8,327
China State Construction International Holdings Ltd.	2,861,400	4,378
China Vanke Co. Ltd., H Shares	1,518,223	3,435
CNOOC Ltd.	5,613,200	5,737
Country Garden Holdings Co. Ltd.	6,431,600	2,340
Galaxy Entertainment Group Ltd.	866,400	2,902
Haier Electronics Group Co. Ltd.	2,719,800	4,084
Hua Hong Semiconductor Ltd.ñ*	1,856,300	1,706
	Number of Shares	Value† (000's)[z]
Industrial & Commercial Bank of China Ltd., H Shares	9,827,900	$4,839
PICC Property & Casualty Co. Ltd., H Shares	2,235,200	3,380
Ping An Insurance Group Co. of China Ltd., H Shares	1,075,400	4,563
Sunny Optical Technology Group Co. Ltd.	2,691,500	6,229
Tencent Holdings Ltd.	634,900	11,591
Zhuzhou CSR Times Electric Co. Ltd., H Shares	300,300	1,467
		94,291
Czech Republic (0.8%)
Komercni Banka A/S	15,935	2,970
Hong Kong (1.0%)
AIA Group Ltd.	675,200	3,433
India (11.3%)
Cairn India Ltd.	1,165,365	1,992
Coal India Ltd.	570,545	2,601
Cummins India Ltd.	417,383	4,941
Dabur India Ltd.	1,139,979	3,930
Dewan Housing Finance Corp. Ltd.	862,420	1,944
Glenmark Pharmaceuticals Ltd.	269,725	2,905
HDFC Bank Ltd. ADR	55,100	2,910
Hero MotoCorp Ltd.	800	29
Hindustan Unilever Ltd.	154,530	1,866
IndusInd Bank Ltd.	286,315	3,499
InterGlobe Aviation Ltd.ñ*	212,540	2,528
Maruti Suzuki India Ltd.	47,000	2,241
Power Grid Corp. of India Ltd.	1,832,929	3,485
Prestige Estates Projects Ltd.	825,850	1,798
SH Kelkar & Co. Ltd.ñ*	473,335	1,625
	Number of Shares	Value† (000's)[z]
Tata Motors Ltd. Class A*	555,168	$1,907
		40,201
Indonesia (4.1%)
PT AKR Corporindo Tbk	4,007,900	2,450
PT Gudang Garam Tbk	678,300	3,231
PT Link Net Tbk*	5,059,200	1,374
PT Matahari Department Store Tbk	1,812,400	2,504
PT Semen Indonesia (Persero) Tbk	3,516,600	2,696
PT Sumber Alfaria Trijaya Tbk	51,076,100	2,177
		14,432
Jordan (0.8%)
Hikma Pharmaceuticals PLC	104,630	2,727
Korea (12.5%)
Coway Co. Ltd.	94,270	7,432
Hyundai Motor Co.	47,170	5,626
KEPCO Plant Service & Engineering Co. Ltd.*	1,400	81
NAVER Corp.	9,305	4,304
NCSoft Corp.	30,405	5,900
Samsung Electronics Co. Ltd.	14,815	14,112
SFA Engineering Corp.	81,807	4,214
SK Hynix, Inc.	123,030	2,984
		44,653
Malaysia (0.3%)
Inari Amertron Bhd	1,602,925	1,231
Mexico (5.9%)
Arca Continental SAB de CV	480,900	2,934
Corp. Inmobiliaria Vesta SAB de CV	2,267,100	3,289
Grupo Financiero Banorte SAB de CV, O Shares	1,109,100	5,598

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Grupo GICSA SA de CV*	2,597,300	$2,020
Grupo Mexico SAB de CV Series B	1,105,400	2,325
Infraestructura Energetica Nova SAB de CV	625,100	2,448
Unifin Financiera SAPI de CV*	871,500	2,520
		21,134
Netherlands (0.0%)
X5 Retail Group NV GDR*	600	11
Peru (1.7%)
Credicorp Ltd.	52,500	6,155
Philippines (3.1%)
Ayala Corp.	247,070	3,580
International Container Terminal Services, Inc.	1,679,120	2,189
SM Investments Corp.	97,660	1,684
Universal Robina Corp.	887,780	3,697
		11,150
Russia (3.0%)
LUKOIL PJSC ADR	11,690	415
LUKOIL PJSC ADR	78,985	2,790
Magnit PJSC[f]	31,955	4,518
QIWI PLC ADR	110,800	1,232
Yandex NV Class A*	134,300	1,735
		10,690
Singapore (0.6%)
Asian Pay Television Trust	4,710,602	1,977
South Africa (5.6%)
Alexander Forbes Group Holdings Ltd.	5,419,861	2,036
Bidvest Group Ltd.	218,974	4,917
FirstRand Ltd.	1,358,600	3,774
Life Healthcare Group Holdings Ltd.	1,479,825	3,269
Mr. Price Group Ltd.	194,200	2,024
Sasol Ltd.	138,865	3,737
		19,757
Taiwan, Province of China (7.2%)
China Steel Chemical Corp.	431,400	1,505
	Number of Shares	Value† (000's)[z]
eMemory Technology, Inc.	298,200	$3,105
Hermes Microvision, Inc.	120,540	2,958
Hu Lane Associate, Inc.	524,600	2,399
Kingpak Technology, Inc.*	236,400	1,705
MediaTek, Inc.	495,200	3,491
Taiwan Semiconductor Manufacturing Co. Ltd.	2,343,739	10,486
		25,649
Thailand (1.2%)
Bangkok Dusit Medical Services PCL[f]	3,899,000	2,364
CP ALL PCL[f]	1,515,900	1,840
		4,204
Turkey (1.7%)
Turkiye Garanti Bankasi A/S	1,064,540	2,633
Ulker Biskuvi Sanayi A/S	576,545	3,499
		6,132
United Kingdom (1.5%)
SABMiller PLC	93,705	5,402
Total Common Stocks (Cost $378,791)		338,353
Short-Term Investments (4.2%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $15,121)	15,121,172	15,121
Total Investments## (99.3%) (Cost $393,912)		353,474
Cash, receivables and other assets, less liabilities (0.7%)		2,449
Total Net Assets (100.0%)		$355,923

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$32,227	9.1%
Internet Software & Services	27,612	7.8%
Semiconductors & Semiconductor Equipment	24,730	6.9%
Oil, Gas & Consumable Fuels	17,272	4.9%
Insurance	15,593	4.4%
Electronic Equipment, Instruments & Components	14,476	4.1%
Technology Hardware, Storage & Peripherals	14,112	4.0%
Real Estate Management & Development	12,882	3.6%
Beverages	12,421	3.5%
Household Durables	11,516	3.2%
Industrial Conglomerates	9,996	2.8%
Food Products	9,809	2.8%
Automobiles	9,803	2.8%
Diversified Financial Services	9,390	2.6%
Pharmaceuticals	8,950	2.4%
Software	8,863	2.4%
Food & Staples Retailing	8,546	2.4%
Wireless Telecommunication Services	8,327	2.3%
Commercial Services & Supplies	6,822	1.9%
Multiline Retail	6,232	1.8%
Health Care Providers & Services	5,633	1.6%
Machinery	4,941	1.4%
Construction & Engineering	4,378	1.2%
Personal Products	3,930	1.1%
IT Services	3,486	1.0%
Electric Utilities	3,485	1.0%
Aerospace & Defense	3,450	1.0%
Tobacco	3,231	0.9%
Chemicals	3,130	0.9%
Hotels, Restaurants & Leisure	2,902	0.8%
Construction Materials	2,696	0.8%
Airlines	2,528	0.7%
Consumer Finance	2,520	0.7%
Trading Companies & Distributors	2,450	0.7%
Gas Utilities	2,448	0.7%
Auto Components	2,399	0.7%
Metals & Mining	2,325	0.6%
Transportation Infrastructure	2,189	0.6%
Specialty Retail	2,024	0.6%
Media	1,977	0.6%
Thrifts & Mortgage Finance	1,944	0.5%
Household Products	1,866	0.5%
Electrical Equipment	1,467	0.4%
Diversified Telecommunication Services	1,375	0.4%
Short-Term Investments and Other Assets—Net	17,570	4.9%
	$355,923	100.0%
See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (91.2%)
Aerospace & Defense (1.0%)
Lockheed Martin Corp.	81,500	$17,587
Air Freight & Logistics (1.1%)
United Parcel Service, Inc. Class B	198,000	19,117
Banks (5.9%)
JPMorgan Chase & Co.	684,000	38,509
PNC Financial Services Group, Inc.	455,000	36,996
Wells Fargo & Co.	496,000	23,273
		98,778
Beverages (1.1%)
Coca-Cola Co.	421,000	18,158
Capital Markets (2.0%)
UBS Group AG	2,210,000	33,762
Chemicals (1.1%)
LyondellBasell Industries NV Class A	240,000	19,250
Communications Equipment (2.5%)
Cisco Systems, Inc.	1,600,000	41,888
Containers & Packaging (1.1%)
International Paper Co.	520,000	18,564
Diversified Financial Services (1.3%)
CME Group, Inc.	245,000	22,403
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	450,000	16,628
BT Group PLC	3,177,000	21,394
Frontier Communications Corp.	4,450,000	24,074
		62,096
Electric Utilities (9.5%)
Edison International	542,000	36,943
Entergy Corp.	481,000	34,733
Exelon Corp.	1,300,000	40,937
NextEra Energy, Inc.	416,000	46,933
		159,546
Energy Equipment & Services (1.7%)
Schlumberger Ltd.	399,000	28,616
	Number of Shares	Value† (000's)[z]
Food Products (2.2%)
ConAgra Foods, Inc.	875,000	$36,803
Household Products (2.8%)
Kimberly-Clark Corp.@g	203,000	26,451
Procter & Gamble Co.@g	265,000	21,277
		47,728
Industrial Conglomerates (4.3%)
General Electric Co.	1,218,000	35,492
Koninklijke Philips NV	644,000	16,351
Siemens AG	220,000	20,338
		72,181
Insurance (1.9%)
MetLife, Inc.	802,000	31,727
Media (3.8%)
Lagardere SCA	859,000	24,770
Regal Entertainment Group Class A	2,008,000	39,537
		64,307
Multi-Utilities (7.2%)
Ameren Corp.	805,000	37,795
DTE Energy Co.	453,000	38,106
WEC Energy Group, Inc.	794,100	44,748
		120,649
Oil, Gas & Consumable Fuels (4.3%)
California Resources Corp.	22,936	13
Columbia Pipeline Group, Inc.	1,253,000	22,742
Exxon Mobil Corp.	405,000	32,461
Occidental Petroleum Corp.	244,000	16,792
		72,008
Pharmaceuticals (6.9%)
Bristol-Myers Squibb Co.	300,000	18,579
Eli Lilly & Co.	350,000	25,200
GlaxoSmithKline PLC ADR	867,000	33,527
Johnson & Johnson	372,000	39,138
		116,444
	Number of Shares	Value† (000's)[z]
Real Estate Investment Trusts (18.8%)
AvalonBay Communities, Inc.	150,000	$25,746
Blackstone Mortgage Trust, Inc. Class A	1,083,000	26,793
Crown Castle International Corp.	433,000	37,455
Equinix, Inc.	125,000	37,961
Equity Residential	343,000	25,550
Extra Space Storage, Inc.@g	25,000	2,054
Prologis, Inc.	870,000	33,460
Public Storage@g	140,000	34,929
Simon Property Group, Inc.	178,000	33,772
Starwood Property Trust, Inc.	1,430,000	25,082
Weyerhaeuser Co.	1,254,000	32,579
		315,381
Road & Rail (0.2%)
Union Pacific Corp.	33,100	2,610
Semiconductors & Semiconductor Equipment (3.2%)
Linear Technology Corp.	415,000	18,102
Maxim Integrated Products, Inc.	500,000	16,930
Texas Instruments, Inc.	356,000	18,875
		53,907
Software (2.0%)
Microsoft Corp.	655,000	33,326
Specialty Retail (1.6%)
Best Buy Co., Inc.	817,000	26,463
Total Common Stocks (Cost $1,445,631)		1,533,299
Preferred Stocks (1.6%)
Allergan PLC, Ser. A, 5.50%	10,865	10,495
El Paso Energy Capital Trust I, 4.75%	397,579	17,275
Total Preferred Stocks (Cost $27,217)		27,770

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

	Principal Amount	Value† (000's)[z]
Convertible Bonds (6.2%)
Extra Space Storage LP, Guaranteed Notes, 3.13%, due 10/1/35ñ	$33,260,000	$36,170
Live Nation Entertainment, Inc., Senior Unsecured Notes, 2.50%, due 5/15/19	3,260,000	3,205
Priceline Group Inc., Senior Unsecured Notes, 0.90%, due 9/15/21	12,900,000	13,029
SINA Corp., Senior Unsecured Notes, 1.00%, due 12/1/18	25,100,000	24,159
TiVo, Inc., Senior Unsecured Notes, 2.00%, due 10/1/21	12,600,000	10,710
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	10,000,000	10,038
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	6,965,000	7,461
Total Convertible Bonds (Cost $100,536)		104,772
	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.0%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $0)	1	$0
Total Investments## (99.0%) (Cost $1,573,384)		1,665,841
Cash, receivables and other assets, less liabilities‡‡k (1.0%)		16,139
Total Net Assets (100.0%)		$1,681,980

See Notes to Schedule of Investments

Schedule of Investments Focus Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.3%)
Airlines (3.9%)
Delta Air Lines, Inc.	527,000	$25,422
Banks (6.6%)
JPMorgan Chase & Co.	541,000	30,458
PNC Financial Services Group, Inc.	159,100	12,937
		43,395
Beverages (3.5%)
Coca-Cola Co.	530,000	22,859
Chemicals (1.8%)
WR Grace & Co.*	172,000	11,823
Commercial Services & Supplies (1.2%)
Pitney Bowes, Inc.	418,000	7,574
Communications Equipment (2.6%)
Motorola Solutions, Inc.	233,000	17,123
Diversified Financial Services (2.4%)
Intercontinental Exchange, Inc.	65,000	15,500
Electronic Equipment, Instruments & Components (1.9%)
CDW Corp.	315,000	12,468
Food & Staples Retailing (2.9%)
CVS Health Corp.	198,000	19,240
Food Products (3.9%)
Blue Buffalo Pet Products, Inc.*	557,052	10,194
Mondelez International, Inc. Class A	387,000	15,685
		25,879
Health Care Providers & Services (3.0%)
UnitedHealth Group, Inc.	165,000	19,652
Household Durables (3.5%)
Newell Rubbermaid, Inc.	600,000	22,806
Insurance (4.9%)
Willis Towers Watson PLC	287,700	32,602
Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	5,000	2,763
Internet Software & Services (4.4%)
Alphabet, Inc. Class A*	20,000	14,345
	Number of Shares	Value† (000's)[z]
Alphabet, Inc. Class C*	21,000	$14,653
		28,998
Machinery (4.0%)
Stanley Black & Decker, Inc.	282,000	26,511
Media (1.0%)
Comcast Corp. Class A	118,000	6,812
Metals & Mining (0.7%)
Steel Dynamics, Inc.	255,000	4,638
Oil, Gas & Consumable Fuels (9.8%)
Columbia Pipeline Group, Inc.	1,120,000	20,328
Concho Resources, Inc.*	261,000	23,553
EOG Resources, Inc.	321,000	20,781
		64,662
Pharmaceuticals (8.9%)
Eli Lilly & Co.	402,000	28,944
Teva Pharmaceutical Industries Ltd. ADR	532,000	29,579
		58,523
Real Estate Investment Trusts (1.0%)
Weyerhaeuser Co.	265,000	6,885
Road & Rail (4.7%)
Avis Budget Group, Inc.*	492,000	12,615
CSX Corp.	766,000	18,491
		31,106
Semiconductors & Semiconductor Equipment (2.2%)
NXP Semiconductors NV*	199,000	14,177
Software (6.9%)
Activision Blizzard, Inc.	470,000	14,885
Intuit, Inc.	145,000	14,013
Oracle Corp.	451,000	16,587
		45,485
Specialty Retail (3.0%)
Bed Bath & Beyond, Inc.*	415,000	19,899
	Number of Shares	Value† (000's)[z]
Technology Hardware, Storage & Peripherals (1.8%)
Western Digital Corp.	272,500	$11,862
Textiles, Apparel & Luxury Goods (1.6%)
Ralph Lauren Corp.	118,000	10,710
Trading Companies & Distributors (0.8%)
AerCap Holdings NV*	156,000	5,574
Wireless Telecommunication Services (5.0%)
T-Mobile US, Inc.*	895,000	33,204
Total Common Stocks (Cost $633,824)		648,152
Short-Term Investments (1.5%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $9,964)	9,963,827	9,964
Total Investments## (99.8%) (Cost $643,788)		658,116
Cash, receivables and other assets, less liabilities (0.2%)		1,238
Total Net Assets (100.0%)		$659,354

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (97.6%)
Aerospace & Defense (0.3%)
Astronics Corp.*	833,865	$26,525
Air Freight & Logistics (0.7%)
Forward Air Corp.^	1,585,268	64,552
Airlines (0.5%)
Allegiant Travel Co.	262,900	43,084
Auto Components (1.1%)
Drew Industries, Inc.	1,154,069	69,464
Gentex Corp.	2,509,298	36,535
		105,999
Banks (8.1%)
Bank of Hawaii Corp.	2,038,412	129,439
Bank of the Ozarks, Inc.	2,139,800	80,970
BankUnited, Inc.	1,971,830	63,335
BOK Financial Corp.	1,145,376	55,974
Community Bank System, Inc.	1,282,758	47,501
Cullen/Frost Bankers, Inc.	1,454,125	69,696
CVB Financial Corp.	4,873,772	75,690
First Financial Bankshares, Inc.	2,952,447	77,974
FNB Corp.	5,615,946	68,964
LegacyTexas Financial Group, Inc.	1,919,718	34,075
PacWest Bancorp	1,440,151	46,344
Westamerica Bancorporation	395,603	17,798
		767,760
Beverages (0.5%)
Boston Beer Co., Inc. Class A*	276,819	52,072
Building Products (1.5%)
AAON, Inc.	2,115,710	52,470
Advanced Drainage Systems, Inc.	880,900	17,089
AO Smith Corp.	1,094,148	77,006
		146,565
	Number of Shares	Value† (000's)[z]
Capital Markets (0.2%)
Artisan Partners Asset Management, Inc. Class A	528,315	$14,994
OM Asset Management PLC	536,600	6,117
		21,111
Chemicals (3.8%)
Balchem Corp.	1,420,009	89,844
NewMarket Corp.	75,412	27,536
Quaker Chemical Corp.	292,360	22,749
RPM International, Inc.	1,160,844	47,420
Sensient Technologies Corp.^	2,971,345	170,793
		358,342
Commercial Services & Supplies (4.2%)
Essendant, Inc.	400,906	11,815
G&K Services, Inc. Class A	774,300	51,336
Healthcare Services Group, Inc.	3,303,181	117,197
Ritchie Bros. Auctioneers, Inc.	573,900	13,722
Rollins, Inc.	5,566,130	153,235
Team, Inc.*	620,809	15,911
UniFirst Corp.	350,250	36,920
		400,136
Communications Equipment (0.7%)
NetScout Systems, Inc.*	2,996,684	61,941
Construction Materials (0.5%)
Eagle Materials, Inc.	707,000	42,717
Containers & Packaging (2.7%)
AptarGroup, Inc.	2,664,200	196,378
Silgan Holdings, Inc.	1,127,183	57,746
		254,124
Distributors (1.8%)
Pool Corp.^	2,187,898	175,623
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (1.9%)
FactSet Research Systems, Inc.	549,500	$82,694
MarketAxess Holdings, Inc.	850,151	100,709
		183,403
Electrical Equipment (0.5%)
Franklin Electric Co., Inc.	1,207,797	36,053
Thermon Group Holdings, Inc.*	781,431	13,245
		49,298
Electronic Equipment, Instruments & Components (5.8%)
Badger Meter, Inc.	502,601	33,016
Cognex Corp.	1,571,354	58,156
FEI Co.	1,902,442	154,554
Littelfuse, Inc.	932,611	105,963
MTS Systems Corp.	435,887	23,952
Rogers Corp.*^	1,211,851	64,737
Zebra Technologies Corp. Class A*	1,795,324	110,915
		551,293
Energy Equipment & Services (1.0%)
Dril-Quip, Inc.*	280,100	15,196
Natural Gas Services Group, Inc.*	528,000	9,536
Oceaneering International, Inc.	1,010,328	27,905
Pason Systems, Inc.	3,649,857	45,258
		97,895
Food & Staples Retailing (0.2%)
North West Co., Inc.[f]	925,600	21,467
Food Products (3.2%)
B&G Foods, Inc.	1,292,200	44,697
Blue Buffalo Pet Products, Inc.*	1,439,429	26,342
Cal-Maine Foods, Inc.	251,600	13,430
Calavo Growers, Inc.	546,602	29,276
Flowers Foods, Inc.	2,279,500	39,048
J & J Snack Foods Corp.	791,046	87,640
Lancaster Colony Corp.	658,456	67,011
		307,444

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Health Care Equipment & Supplies (7.9%)
Abaxis, Inc.^	1,225,400	$48,060
Cantel Medical Corp.	567,103	36,085
Haemonetics Corp.*	1,786,638	57,315
IDEXX Laboratories, Inc.*	1,733,824	126,847
LivaNova PLC*	792,595	44,734
Meridian Bioscience, Inc.	792,297	15,965
Natus Medical, Inc.*	1,025,713	37,254
Neogen Corp.*	312,500	15,391
Sirona Dental Systems, Inc.*[f]	1,420,526	157,096
West Pharmaceutical Services, Inc.	3,461,358	214,673
		753,420
Health Care Providers & Services (4.0%)
AmSurg Corp.*	1,219,450	82,984
Chemed Corp.	670,700	86,185
Henry Schein, Inc.*	982,940	162,628
Surgical Care Affiliates, Inc.*	515,451	20,891
U.S. Physical Therapy, Inc.	480,300	24,346
		377,034
Hotels, Restaurants & Leisure (3.9%)
Brinker International, Inc.	1,941,700	96,696
Cheesecake Factory, Inc.	1,102,800	55,030
Cracker Barrel Old Country Store, Inc.	555,927	82,305
Papa John's International, Inc.	958,245	55,722
Texas Roadhouse, Inc.	1,924,600	80,275
		370,028
Household Products (2.5%)
Church & Dwight Co., Inc.	2,658,856	241,318
Industrial Conglomerates (0.2%)
Raven Industries, Inc.	1,499,452	22,912
	Number of Shares	Value† (000's)[z]
Insurance (1.7%)
AMERISAFE, Inc.	214,800	$11,062
RLI Corp.	1,907,314	119,722
Safety Insurance Group, Inc.	557,306	30,825
		161,609
Internet Software & Services (0.6%)
j2 Global, Inc.	768,201	56,140
IT Services (1.2%)
Jack Henry & Associates, Inc.	1,388,203	114,166
Leisure Products (0.9%)
Polaris Industries, Inc.	921,920	81,046
Life Sciences Tools & Services (3.9%)
Bio-Techne Corp.	1,129,100	96,922
ICON PLC*^	2,971,800	211,473
PAREXEL International Corp.*	1,081,555	63,477
		371,872
Machinery (9.2%)
CLARCOR, Inc.	1,820,088	87,619
Donaldson Co., Inc.	1,272,000	35,921
Graco, Inc.	646,717	50,651
Lindsay Corp.^	674,350	48,823
Middleby Corp.*	1,040,318	96,334
Milacron Holdings Corp.*	1,008,400	13,795
Nordson Corp.	1,236,308	88,606
RBC Bearings, Inc.*	1,052,740	67,054
Tennant Co.^	1,016,502	47,308
Toro Co.	1,527,088	121,709
Valmont Industries, Inc.	699,704	79,102
Wabtec Corp.	1,960,500	138,411
		875,333
Media (1.7%)
Gray Television, Inc.*^	2,990,450	34,510
Media General, Inc.*	1,685,119	28,007
Nexstar Broadcasting Group, Inc. Class A^	2,129,121	95,129
		157,646
	Number of Shares	Value† (000's)[z]
Metals & Mining (1.0%)
Compass Minerals International, Inc.	1,337,673	$90,748
Oil, Gas & Consumable Fuels (0.9%)
Diamondback Energy, Inc.*	220,101	15,682
Gulfport Energy Corp.*	1,009,671	24,232
Matador Resources Co.*	857,800	13,845
RSP Permian, Inc.*	542,600	12,974
Synergy Resources Corp.*	2,980,366	18,627
		85,360
Paper & Forest Products (0.9%)
Stella-Jones, Inc.[f]	2,352,900	83,143
Pharmaceuticals (0.4%)
Phibro Animal Health Corp. Class A^	1,281,744	35,453
Professional Services (1.0%)
Exponent, Inc.^	2,017,370	94,191
Semiconductors & Semiconductor Equipment (1.3%)
MKS Instruments, Inc.	588,200	19,352
Power Integrations, Inc.^	2,186,200	100,193
		119,545
Software (9.3%)
Aspen Technology, Inc.*	1,542,900	50,869
Computer Modelling Group Ltd.^f	4,896,600	35,286
Constellation Software, Inc.	357,642	147,756
Descartes Systems Group, Inc.*	2,442,050	41,710
Enghouse Systems Ltd.[f]	1,132,000	45,866
Fair Isaac Corp.	1,120,858	111,548
Manhattan Associates, Inc.*	2,762,928	152,679

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Monotype Imaging Holdings, Inc.^	2,972,906	$70,577
NICE-Systems Ltd. ADR	674,741	40,431
Progress Software Corp.*	1,189,100	29,989
Qualys, Inc.*	445,300	11,119
Tyler Technologies, Inc.*	1,217,232	146,457
		884,287
Specialty Retail (3.6%)
Asbury Automotive Group, Inc.*	585,900	34,217
Hibbett Sports, Inc.*^	1,194,769	42,414
Lithia Motors, Inc. Class A	605,800	56,170
Monro Muffler Brake, Inc.	500,400	34,212
Sally Beauty Holdings, Inc.*	2,168,693	68,487
Tractor Supply Co.	1,240,482	104,908
		340,408
Technology Hardware, Storage & Peripherals (0.8%)
Electronics For Imaging, Inc.*	1,899,500	75,239
Trading Companies & Distributors (1.5%)
Applied Industrial Technologies, Inc.	1,127,444	43,407
Watsco, Inc.	795,904	101,517
		144,924
Total Common Stocks (Cost $5,452,226)		9,267,173
Short-Term Investments (2.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h]	56,706,107	56,706
	Number of Shares	Value† (000's)[z]
State Street Institutional Treasury Plus Fund Premier Class, 0.17%h^	175,918,274	$175,918
Total Short-Term Investments (Cost $232,624)		232,624
Total Investments## (100.0%) (Cost $5,684,850)		9,499,797
Liabilities, less cash, receivables and other assets [(0.0%)]		(1,883)
Total Net Assets (100.0%)		$9,497,914

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (97.5%)
Australia (1.5%)
Insurance Australia Group Ltd.	14,720	$54
Canada (3.8%)
Alimentation Couche-Tard, Inc. Class B	1,725	78
Home Capital Group, Inc.	850	21
Kinaxis, Inc.*	645	19
Suncor Energy, Inc.	979	24
		142
China (3.0%)
Alibaba Group Holding Ltd. ADR*	615	42
Baidu, Inc. ADR*	230	40
Haier Electronics Group Co. Ltd.	20,800	31
		113
France (4.7%)
BNP Paribas SA	670	31
Sanofi	540	43
Sodexo SA	545	55
Valeo SA	145	20
Virbac SA	150	28
		177
Germany (3.4%)
Continental AG	250	50
Henkel AG & Co. KGaA, Preference Shares	480	48
Linde AG	222	31
		129
Israel (4.6%)
Bezeq Israeli Telecommunication Corp. Ltd.	25,940	58
Check Point Software Technologies Ltd.*	935	78
Teva Pharmaceutical Industries Ltd. ADR	670	37
		173
	Number of Shares	Value† (000's)[z]
Japan (4.9%)
Daikin Industries Ltd.	400	$27
FANUC Corp.	300	44
Sundrug Co. Ltd.	950	63
TOYOTA MOTOR Corp.	950	49
		183
Korea (0.8%)
Samsung Electronics Co. Ltd.	30	29
Netherlands (4.5%)
AerCap Holdings NV*	975	35
ASML Holding NV	710	65
NXP Semiconductors NV*	550	39
Sensata Technologies Holding NV*	910	31
		170
Spain (0.8%)
Banco Bilbao Vizcaya Argentaria SA	4,557	29
Sweden (0.5%)
Dometic Group ABñ*	3,145	20
Switzerland (9.3%)
Cie Financiere Richemont SA	465	30
Givaudan SA*	38	71
Julius Baer Group Ltd.*	1,250	50
Roche Holding AG	231	59
SGS SA	26	52
Sonova Holding	325	39 AG
TE Connectivity Ltd.	810	46
		347
United Kingdom (13.7%)
Aon PLC	555	53
Barclays PLC	13,654	32
Howden Joinery Group PLC	7,045	48
Lloyds Banking Group PLC	26,510	27
Marks & Spencer Group PLC	3,020	18
Prudential PLC	2,990	52
SABMiller PLC	900	52
Spectris PLC	1,564	39
	Number of Shares	Value† (000's)[z]
St. James's Place PLC	3,975	$47
TalkTalk Telecom Group PLC	12,350	41
Travis Perkins PLC	1,828	45
Virgin Money Holdings UK PLC	6,604	31
Worldpay Group PLCñ*	7,525	30
		515
United States (42.0%)
Alphabet, Inc. Class A*	45	32
Alphabet, Inc. Class C*	45	31
Amazon.com, Inc.*	108	60
American Tower Corp.	420	39
Apple, Inc.	828	80
BlackRock, Inc.	123	38
Blue Buffalo Pet Products, Inc.*	1,620	30
Cabot Oil & Gas Corp.	600	12
Cardinal Health, Inc.	910	74
CDW Corp.	1,075	43
CVS Health Corp.	695	68
eBay, Inc.*	1,080	26
EOG Resources, Inc.	504	33
Estee Lauder Cos., Inc. Class A	515	47
First Republic Bank	745	46
Gilead Sciences, Inc.	400	35
Graco, Inc.	700	55
Henry Schein, Inc.*	445	74
Intercontinental Exchange, Inc.	250	60
JPMorgan Chase & Co.	1,050	59
Medtronic PLC	532	41
Milacron Holdings Corp.*	1,050	14
Nielsen Holdings PLC	1,390	70
Nordstrom, Inc.	535	27
PayPal Holdings, Inc.*	735	28
Pioneer Natural Resources Co.	265	32
Pitney Bowes, Inc.	1,435	26
Range Resources Corp.	570	13
RPM International, Inc.	1,375	56
Samsonite International SA	9,650	28

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
SanDisk Corp.	545	$39
Schlumberger Ltd.	485	35
Sealed Air Corp.	1,320	60
VF Corp.	320	21
Visa, Inc. Class A	525	38
Wabtec Corp.	505	36
Waste Connections, Inc.	1,135	70
		1,576
Total Common Stocks (Cost $3,666)		3,657
Short-Term Investments (2.9%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $108)	107,899	108
Total Investments## (100.4%) (Cost $3,774)		3,765
Liabilities, less cash, receivables and other assets [(0.4%)]		(13)
Total Net Assets (100.0%)		$3,752

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$255	6.8%
Food & Staples Retailing	209	5.6%
Insurance	206	5.5%
Internet Software & Services	171	4.6%
Pharmaceuticals	167	4.5%
Chemicals	158	4.2%
Machinery	149	4.0%
Technology Hardware, Storage & Peripherals	148	3.9%
Health Care Providers & Services	148	3.9%
Electronic Equipment, Instruments & Components	128	3.4%
Professional Services	122	3.3%
Oil, Gas & Consumable Fuels	114	3.0%
Semiconductors & Semiconductor Equipment	104	2.8%
Diversified Telecommunication Services	99	2.6%
Software	97	2.6%
Commercial Services & Supplies	96	2.6%
IT Services	96	2.6%
Auto Components	90	2.4%
Capital Markets	88	2.3%
Health Care Equipment & Supplies	80	2.1%
Trading Companies & Distributors	80	2.1%
Textiles, Apparel & Luxury Goods	79	2.1%
Containers & Packaging	60	1.6%
Diversified Financial Services	60	1.6%
Internet & Catalog Retail	60	1.6%
Hotels, Restaurants & Leisure	55	1.5%
Beverages	52	1.4%
Automobiles	49	1.3%
Household Products	48	1.3%
Specialty Retail	48	1.3%
Personal Products	47	1.3%
Multiline Retail	45	1.2%
Real Estate Investment Trusts	39	1.0%
Biotechnology	35	0.9%
Energy Equipment & Services	35	0.9%
Electrical Equipment	31	0.8%
Household Durables	31	0.8%
Food Products	30	0.8%
Building Products	27	0.7%
Thrifts & Mortgage Finance	21	0.6%
Short-Term Investments and Other Assets—Net	95	2.5%
	$3,752	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Real Estate Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.6%)
Australia (6.4%)
Goodman Group	7,361	$34
Investa Office Fund	7,820	22
Mirvac Group	17,931	24
Scentre Group	16,108	50
Westfield Corp.	6,278	45
		175
Canada (3.2%)
Allied Properties Real Estate Investment Trust	1,000	23
Brookfield Asset Management, Inc. Class A	1,083	33
Canadian Apartment Properties REIT	1,402	30
		86
France (6.0%)
ICADE	881	61
Unibail-Rodamco SE	404	101
		162
Germany (3.2%)
Deutsche Wohnen AG	1,992	53
Vonovia SE	1,076	33
		86
Hong Kong (5.6%)
Henderson Land Development Co. Ltd.	6,544	35
Hongkong Land Holdings Ltd.	5,705	34
Sun Hung Kai Properties Ltd.	7,344	82
		151
Japan (11.8%)
Industrial & Infrastructure Fund Investment Corp.	7	33
Kenedix Retail REIT Corp.	13	32
Mitsubishi Estate Co. Ltd.	3,537	66
Mitsui Fudosan Co. Ltd.	3,458	80
Mori Hills REIT Investment Corp.	21	32
Nippon Building Fund, Inc.	8	47
	Number of Shares	Value† (000's)[z]
Sumitomo Realty & Development Co. Ltd.	1,123	$31
		321
Singapore (2.5%)
Ascendas Real Estate Investment Trust	16,267	28
CapitaLand Ltd.	12,762	27
City Developments Ltd.	2,380	12
		67
Sweden (1.6%)
Hufvudstaden AB, A Shares	3,032	44
United Kingdom (5.5%)
Great Portland Estates PLC	3,117	30
Land Securities Group PLC	2,257	32
Safestore Holdings PLC	5,482	25
Segro PLC	5,101	29
Shaftesbury PLC	2,752	33
		149
United States (52.8%)
American Homes 4 Rent Class A	1,602	22
American Tower Corp.	443	41
AvalonBay Communities, Inc.	465	80
Boston Properties, Inc.	514	59
DCT Industrial Trust, Inc.	760	27
Digital Realty Trust, Inc.	499	39
Douglas Emmett, Inc.	1,373	37
Equinix, Inc.	196	59
Equity Commonwealth*	1,064	28
Equity Lifestyle Properties, Inc.	450	32
Equity Residential	1,175	87
Essex Property Trust, Inc.	306	64
Extra Space Storage, Inc.	379	31
Federal Realty Investment Trust	374	55
	Number of Shares	Value† (000's)[z]
General Growth Properties, Inc.	1,219	$34
Host Hotels & Resorts, Inc.	2,545	39
Kimco Realty Corp.	2,508	67
Kite Realty Group Trust	1,053	28
National Retail Properties, Inc.	1,288	57
OMEGA Healthcare Investors, Inc.	810	26
Prologis, Inc.	1,042	40
Public Storage	477	119
Simon Property Group, Inc.	684	130
SL Green Realty Corp.	200	18
Starwood Hotels & Resorts Worldwide, Inc.	291	20
Taubman Centers, Inc.	290	21
Ventas, Inc.	1,222	68
Vornado Realty Trust	396	34
Welltower, Inc.	734	47
Weyerhaeuser Co.	909	24
		1,433
Total Common Stocks (Cost $2,823)		2,674
Short-Term Investments (2.3%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $63)	63,030	63
Total Investments## (100.9%) (Cost $2,886)		2,737
Liabilities, less cash, receivables and other assets [(0.9%)]		(25)
Total Net Assets (100.0%)		$2,712

See Notes to Schedule of Investments

POSITIONS BY SECTOR GLOBAL REAL ESTATE FUND (UNAUDITED)

Sector	Investments at Value† (000's omitted)	Percentage of Net Assets
Retail REITs	$653	24.1%
Industrial & Office REITs	587	21.6%
Real Estate Holding & Development	530	19.5%
Specialty REITs	399	14.7%
Residential REITs	339	12.5%
Diversified REITs	107	4.0%
Hotel & Lodging REITs	59	2.2%
Short-Term Investments and Other Assets—Net	38	1.4%
	$2,712	100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (77.3%)
Automobiles (4.8%)
Brilliance China Automotive Holdings Ltd.	3,090,000	$2,531
Great Wall Motor Co. Ltd., H Shares	1,287,000	926
		3,457
Banks (3.3%)
Industrial & Commercial Bank of China Ltd., H Shares	4,902,911	2,414
Beverages (1.4%)
Kweichow Moutai Co. Ltd. Class A	30,297	994
Biotechnology (0.5%)
3SBio, Inc.ñ*	308,500	374
Capital Markets (1.1%)
China Huarong Asset Management Co. Ltd.ñ*	2,112,000	774
Commercial Services & Supplies (2.9%)
China Everbright International Ltd.	2,021,000	2,136
Food Products (0.3%)
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	101,222	201
Hotels, Restaurants & Leisure (0.2%)
China CYTS Tours Holding Co. Ltd. Class A	61,600	175
Independent Power and Renewable Electricity Producers (6.1%)
China Power International Development Ltd.	4,631,000	1,953
China Resources Power Holdings Co. Ltd.	403,887	651
Huadian Fuxin Energy Corp. Ltd., H Shares	3,432,000	613
Huadian Power International Corp. Ltd., H Shares	2,156,000	1,167
		4,384
	Number of Shares	Value† (000's)[z]
Insurance (9.2%)
PICC Property & Casualty Co. Ltd., H Shares	1,740,000	$2,631
Ping An Insurance Group Co. of China Ltd., H Shares	951,000	4,035
		6,666
Internet & Catalog Retail (3.8%)
JD.com, Inc. ADR*	107,915	2,774
Internet Software & Services (18.1%)
Alibaba Group Holding Ltd. ADR*	37,584	2,586
Baidu, Inc. ADR*	12,758	2,213
NetEase, Inc. ADR	10,703	1,441
Tencent Holdings Ltd.	375,500	6,855
		13,095
Machinery (1.5%)
Zhengzhou Yutong Bus Co. Ltd. Class A	384,767	1,112
Oil, Gas & Consumable Fuels (0.4%)
CNOOC Ltd.	315,000	322
Pharmaceuticals (6.9%)
China Medical System Holdings Ltd.[f]	1,472,000	1,873
CSPC Pharmaceutical Group Ltd.	3,410,000	2,714
Jiangsu Hengrui Medicine Co. Ltd. Class A	58,200	400
		4,987
Real Estate Management & Development (3.2%)
China Vanke Co. Ltd., H Shares	144,700	327
Poly Real Estate Group Co. Ltd. Class A	1,021,087	1,416
Sunac China Holdings Ltd.	917,000	592
		2,335
Transportation Infrastructure (5.8%)
Shanghai International Airport Co. Ltd. Class A	811,223	3,365
	Number of Shares	Value† (000's)[z]
Shenzhen International Holdings Ltd.	559,500	$848
		4,213
Water Utilities (2.6%)
Beijing Enterprises Water Group Ltd.*	3,204,000	1,681
Kangda International Environmental Co. Ltd.ñ*	979,000	192
		1,873
Wireless Telecommunication Services (5.2%)
China Mobile Ltd.	356,500	3,777
Total Common Stocks (Cost $69,367)		56,063
Participatory Notes (20.3%)
Beverages (1.6%)
Kweichow Moutai Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/17/2018	35,100	1,151
Food Products (2.0%)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Macquarie Bank, Ltd.), Expiration Date 2/17/2017	644,150	1,277
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/10/2017	100,000	198
		1,475
Health Care Providers & Services (3.8%)
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/17/2017	72,280	743

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Huadong Medicine Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2017	42,418	$436
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/19/2023	74,807	768
Huadong Medicine Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/12/2018	81,890	841
		2,788
Household Durables (2.7%)
Midea Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2017	61,082	243
Midea Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 12/21/2016ñ	305,657	1,216
Midea Group Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 3/13/2016	57,990	231
Midea Group Co. Ltd., Class A (issuer Credit Suisse AG), Expiration Date 6/29/2020ñ	66,600	265
		1,955
	Number of Shares	Value† (000's)[z]
Internet Software & Services (3.8%)
Wangsu Science & Technology Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 1/5/2018	25,800	$204
Wangsu Science & Technology Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/17/2017	319,200	2,529
		2,733
Machinery (4.1%)
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/17/2017	110,006	317
Zhengzhou Yutong Bus Co. Ltd. Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/9/2017ñ	83,400	241
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 1/5/2017ñ	580,155	1,673
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 1/13/2025	256,150	739
		2,970
	Number of Shares	Value† (000's)[z]
Real Estate Management & Development (1.9%)
China Merchants Shekou Industrial Zone Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/29/2017*	643,700	$1,368
Transportation Infrastructure (0.4%)
Shanghai International Airport Co. Ltd., Class A (issuer Macquarie Bank Ltd.), Expiration Date 10/30/2017	61,189	254
Total Participatory Notes (Cost $16,461)		14,694
Short-Term Investments (0.6%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.24%[h] (Cost $425)	424,694	425
Total Investments## (98.2%) (Cost $86,253)		71,182
Cash, receivables and other assets, less liabilities (1.8%)		1,328
Total Net Assets (100.0%)		$72,510

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (90.9%)
Airlines (1.6%)
Delta Air Lines, Inc.	355,000	$17,125
Banks (5.1%)
JPMorgan Chase & Co.	412,750	23,238
U.S. Bancorp	838,572	32,302
		55,540
Beverages (1.4%)
Anheuser-Busch InBev NV ADR	140,000	15,610
Biotechnology (1.4%)
Celgene Corp.*	76,415	7,705
Gilead Sciences, Inc.	87,835	7,663
		15,368
Capital Markets (1.2%)
BlackRock, Inc.	40,505	12,636
Chemicals (1.0%)
Ashland, Inc.	113,208	10,788
Consumer Finance (1.4%)
Synchrony Financial*	575,280	15,504
Diversified Financial Services (2.7%)
CME Group, Inc.	183,650	16,793
Markit Ltd.*	453,185	12,607
		29,400
Diversified Telecommunication Services (4.2%)
Level 3 Communications, Inc.*	559,997	27,188
SBA Communications Corp. Class A*	198,645	18,849
		46,037
Electric Utilities (2.4%)
Brookfield Infrastructure Partners LP	696,870	26,237
Electronic Equipment, Instruments & Components (1.3%)
CDW Corp.	366,410	14,502
Energy Equipment & Services (2.6%)
Schlumberger Ltd.	393,610	28,230
Food & Staples Retailing (2.3%)
CVS Health Corp.	251,665	24,454
	Number of Shares	Value† (000's)[z]
Food Products (3.6%)
ConAgra Foods, Inc.	556,510	$23,407
Keurig Green Mountain, Inc.	175,427	16,129
		39,536
Health Care Equipment & Supplies (1.0%)
Sirona Dental Systems, Inc.*[f]	98,235	10,864
Health Care Providers & Services (5.1%)
DaVita HealthCare Partners, Inc.*	565,795	37,326
UnitedHealth Group, Inc.	152,000	18,103
		55,429
Hotels, Restaurants & Leisure (1.5%)
McDonald's Corp.	137,340	16,095
Household Durables (2.2%)
Newell Rubbermaid, Inc.	632,154	24,028
Industrial Conglomerates (3.0%)
3M Co.	147,215	23,094
Danaher Corp.	103,294	9,221
		32,315
Insurance (1.2%)
Progressive Corp.	420,050	13,408
Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	10,920	6,034
Priceline Group, Inc.*	7,445	9,419
Vipshop Holdings Ltd. ADR*	1,372,950	15,253
		30,706
Internet Software & Services (4.3%)
Alphabet, Inc. Class A*	25,385	18,207
eBay, Inc.*	1,184,140	28,182
		46,389
IT Services (3.3%)
Alliance Data Systems Corp.*	66,653	14,006
Visa, Inc. Class A	295,390	21,383
		35,389
Life Sciences Tools & Services (2.4%)
Mettler-Toledo International, Inc.*	34,130	10,748
	Number of Shares	Value† (000's)[z]
Thermo Fisher Scientific, Inc.	118,430	$15,300
		26,048
Machinery (0.9%)
Ingersoll-Rand PLC	179,000	9,945
Multi-Utilities (4.1%)
WEC Energy Group, Inc.	793,796	44,730
Oil, Gas & Consumable Fuels (3.0%)
Cabot Oil & Gas Corp.	190,895	3,843
Enbridge, Inc.	826,235	29,182
		33,025
Pharmaceuticals (1.5%)
Bristol-Myers Squibb Co.	261,375	16,187
Real Estate Investment Trusts (1.1%)
Weyerhaeuser Co.	441,015	11,458
Real Estate Management & Development (2.0%)
Brookfield Asset Management, Inc. Class A	721,320	22,116
Road & Rail (0.6%)
Canadian Pacific Railway Ltd.	56,000	6,787
Semiconductors & Semiconductor Equipment (2.1%)
Texas Instruments, Inc.	421,820	22,365
Software (3.5%)
Adobe Systems, Inc.*	122,874	10,463
Intuit, Inc.	285,499	27,590
		38,053
Specialty Retail (6.9%)
Home Depot, Inc.	157,000	19,487
TJX Cos., Inc.	538,102	39,873
Tractor Supply Co.	178,004	15,054
		74,414
Technology Hardware, Storage & Peripherals (2.8%)
Apple, Inc.	311,300	30,100
Textiles, Apparel & Luxury Goods (3.0%)
lululemon athletica, Inc.*	248,690	15,601
PVH Corp.	215,000	17,017
		32,618

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Water Utilities (0.4%)
American Water Works Co., Inc.	65,435	$4,241
Total Common Stocks (Cost $925,088)		987,677
Short-Term Investments (7.3%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $79,153)	79,153,224	79,153
Total Investments## (98.2%) (Cost $1,004,241)		1,066,830
Cash, receivables and other assets, less liabilities (1.8%)		19,343
Total Net Assets (100.0%)		$1,086,173
See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (96.5%)
Australia (2.0%)
Brambles Ltd.	845,990	$7,542
Insurance Australia Group Ltd.	4,959,460	18,301
		25,843
Austria (1.2%)
Andritz AG	331,655	15,814
Belgium (0.8%)
Colruyt SA	188,722	10,117
Canada (5.1%)
Alimentation Couche-Tard, Inc. Class B	482,000	21,809
ATS Automation Tooling Systems, Inc.*	1,014,300	7,467
Home Capital Group, Inc.	435,400	10,941
Kinaxis, Inc.*	191,200	5,568
MacDonald, Dettwiler & Associates Ltd.	218,033	14,349
Suncor Energy, Inc.	251,929	6,159
		66,293
China (2.2%)
Alibaba Group Holding Ltd. ADR*	209,900	14,443
Baidu, Inc. ADR*	80,600	13,978
		28,421
Denmark (0.7%)
Sydbank A/S	313,016	8,512
France (8.7%)
Arkema SA	193,706	11,826
BNP Paribas SA	272,565	12,712
Eliorñ	337,800	6,867
Pernod-Ricard SA	113,495	12,073
Publicis Groupe SA	177,550	11,003
Sanofi	112,500	8,914
Sodexo SA	137,925	13,990
SPIE SA*	749,787	12,917
Valeo SA	93,310	12,900
Virbac SA	54,066	9,898
		113,100
Germany (9.3%)
Bayer AG	123,015	12,753
Brenntag AG	261,265	12,610
Continental AG	72,395	14,409
Deutsche Boerse AG	119,024	9,786
	Number of Shares	Value† (000's)[z]
GEA Group AG	165,300	$7,274
Gerresheimer AG	217,133	15,449
Henkel AG & Co. KGaA, Preference Shares	150,640	15,138
Linde AG	95,816	13,265
SAP SE ADR	259,200	19,528
		120,212
Hong Kong (1.0%)
HKBN Ltd.	10,130,900	13,520
Ireland (0.8%)
Greencore Group PLC	2,178,800	11,494
Israel (4.8%)
Bezeq Israeli Telecommunication Corp. Ltd.	7,899,399	17,709
Check Point Software Technologies Ltd.*	381,000	31,650
Teva Pharmaceutical Industries Ltd. ADR	228,700	12,716
		62,075
Italy (0.9%)
Azimut Holding SpA	591,385	11,348
Japan (11.6%)
Daikin Industries Ltd.	188,500	12,664
FANUC Corp.	90,900	13,382
KANSAI PAINT Co. Ltd.	1,173,000	16,114
KEYENCE Corp.	39,750	20,592
SANTEN PHARMACEUTICAL Co. Ltd.	931,400	14,315
Sato Holdings Corp.	199,400	4,364
SMC Corp.	80,700	18,702
Sundrug Co. Ltd.	449,900	29,726
TOYOTA MOTOR Corp.	387,900	20,287
		150,146
Korea (0.7%)
Samsung Electronics Co. Ltd.	9,931	9,460
Netherlands (5.5%)
AerCap Holdings NV*	332,000	11,862
Akzo Nobel NV	248,226	14,575
	Number of Shares	Value† (000's)[z]
ASML Holding NV	207,046	$18,861
Koninklijke Ahold NV	538,114	11,783
NXP Semiconductors NV*	193,100	13,757
		70,838
Norway (0.7%)
Skandiabanken ASAñ*	2,024,145	9,350
Spain (1.6%)
Banco Bilbao Vizcaya Argentaria SA	1,568,325	9,915
Euskaltel SAñ*	946,918	10,356
		20,271
Sweden (1.4%)
Dometic Group ABñ*	1,053,525	6,712
Nordea Bank AB	1,138,430	11,323
		18,035
Switzerland (13.6%)
Bucher Industries AG	54,595	12,076
Cie Financiere Richemont SA	159,010	10,097
Givaudan SA*	11,810	22,053
Julius Baer Group Ltd.*	365,140	14,569
Partners Group Holding AG	49,650	17,971
Roche Holding AG	77,759	19,939
SGS SA	8,440	16,979
Sonova Holding AG	111,005	13,293
TE Connectivity Ltd.	217,400	12,374
Tecan Group AG	151,038	23,316
UBS Group AG	935,160	14,287
		176,954
United Kingdom (21.1%)
Aon PLC	187,700	17,886
Atlassian Corp. PLC Class A*	128,300	3,050
Barclays PLC	5,651,711	13,427
Bunzl PLC	811,271	21,712
Clinigen Group PLC	1,825,679	16,040
Compass Group PLC	804,126	14,098
DCC PLC	255,053	19,933
Lloyds Banking Group PLC	23,776,595	23,860

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Marks & Spencer Group PLC	1,568,600	$9,225
Mitie Group PLC	4,018,815	15,557
Prudential PLC	1,009,565	17,581
RELX PLC	1,091,487	18,780
RPS Group PLC	2,776,705	6,677
SABMiller PLC	217,190	12,570
Spectris PLC	534,047	13,341
St. James's Place PLC	1,150,024	13,662
TalkTalk Telecom Group PLC	4,262,335	14,096
Travis Perkins PLC	603,292	14,952
Worldpay Group PLCñ*	1,716,100	6,852
		273,299
United States (2.8%)
Nielsen Holdings PLC	461,602	23,237
Samsonite International SA	4,715,200	13,822
		37,059
Total Common Stocks (Cost $1,244,157)		1,252,161
Short-Term Investments (3.3%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $42,796)	42,795,779	42,796
Total Investments## (99.8%) (Cost $1,286,953)		1,294,957
Cash, receivables and other assets, less liabilities (0.2%)		2,663
Total Net Assets (100.0%)		$1,297,620

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY INTERNATIONAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$89,099	6.9%
Pharmaceuticals	78,535	6.1%
Chemicals	77,833	6.0%
Machinery	74,715	5.8%
Food & Staples Retailing	73,435	5.7%
Insurance	67,430	5.2%
Trading Companies & Distributors	61,136	4.7%
Software	59,796	4.6%
Capital Markets	58,175	4.5%
Diversified Telecommunication Services	55,681	4.3%
Life Sciences Tools & Services	54,805	4.2%
Electronic Equipment, Instruments & Components	46,307	3.6%
Commercial Services & Supplies	41,007	3.2%
Professional Services	40,216	3.1%
Auto Components	34,021	2.6%
Semiconductors & Semiconductor Equipment	32,618	2.5%
Media	29,783	2.2%
Internet Software & Services	28,421	2.2%
Hotels, Restaurants & Leisure	28,088	2.2%
Beverages	24,643	1.9%
Textiles, Apparel & Luxury Goods	23,919	1.8%
Automobiles	20,287	1.6%
Industrial Conglomerates	19,933	1.5%
Household Products	15,138	1.2%
Aerospace & Defense	14,349	1.1%
Health Care Equipment & Supplies	13,293	1.0%
Construction & Engineering	12,917	1.0%
Building Products	12,664	1.0%
Food Products	11,494	0.9%
Thrifts & Mortgage Finance	10,941	0.8%
Diversified Financial Services	9,786	0.7%
Technology Hardware, Storage & Peripherals	9,460	0.7%
Multiline Retail	9,225	0.7%
IT Services	6,852	0.5%
Oil, Gas & Consumable Fuels	6,159	0.5%
Short-Term Investments and Other Assets—Net	45,459	3.5%
	$1,297,620	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Select Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Australia (2.3%)
Brambles Ltd.	216,345	$1,929
Insurance Australia Group Ltd.	862,640	3,183
		5,112
Austria (1.2%)
Andritz AG	57,100	2,723
Belgium (0.8%)
Colruyt SA	32,530	1,744
Canada (3.7%)
Alimentation Couche-Tard, Inc. Class B	106,400	4,814
Home Capital Group, Inc.	85,700	2,154
Suncor Energy, Inc.	43,822	1,071
		8,039
China (2.4%)
Alibaba Group Holding Ltd. ADR*	36,200	2,491
Baidu, Inc. ADR*	15,600	2,705
		5,196
Denmark (0.6%)
Jyske Bank A/S*	30,980	1,349
France (10.3%)
Arkema SA	33,460	2,043
BNP Paribas SA	56,985	2,658
Eliorñ	84,070	1,709
Pernod-Ricard SA	20,335	2,163
Publicis Groupe SA	38,473	2,384
Sanofi	25,605	2,029
Schneider Electric SE	42,294	2,521
Sodexo SA	23,535	2,387
SPIE SA*	127,135	2,190
Valeo SA	19,955	2,759
		22,843
Germany (9.1%)
Bayer AG	21,940	2,275
Brenntag AG	44,565	2,151
Continental AG	15,255	3,036
Deutsche Boerse AG	29,792	2,449
GEA Group AG	28,140	1,238
Henkel AG & Co. KGaA, Preference Shares	31,550	3,171
	Number of Shares	Value† (000's)[z]
Linde AG	16,375	$2,267
SAP SE ADR	45,385	3,419
		20,006
Israel (5.5%)
Bezeq Israeli Telecommunication Corp. Ltd.	1,632,445	3,660
Check Point Software Technologies Ltd.*	76,800	6,380
Teva Pharmaceutical Industries Ltd. ADR	39,300	2,185
		12,225
Italy (0.9%)
Azimut Holding SpA	102,150	1,960
Japan (13.3%)
Daikin Industries Ltd.	32,200	2,163
FANUC Corp.	21,500	3,165
KANSAI PAINT Co. Ltd.	271,400	3,729
KEYENCE Corp.	7,200	3,730
MIRACA HOLDINGS, Inc.	54,600	2,353
SANTEN PHARMACEUTICAL Co. Ltd.	217,200	3,338
SMC Corp.	16,100	3,731
Sundrug Co. Ltd.	49,300	3,257
TOYOTA MOTOR Corp.	76,800	4,017
		29,483
Korea (1.0%)
Samsung Electronics Co. Ltd.	2,286	2,178
Netherlands (6.3%)
AerCap Holdings NV*	56,600	2,022
Akzo Nobel NV	49,166	2,887
ASML Holding NV	43,915	4,001
Koninklijke Ahold NV	124,345	2,723
NXP Semiconductors NV*	33,300	2,372
		14,005
Spain (0.8%)
Banco Bilbao Vizcaya Argentaria SA	270,818	1,712
	Number of Shares	Value† (000's)[z]
Sweden (1.1%)
Nordea Bank AB	251,985	$2,506
Switzerland (14.8%)
Cie Financiere Richemont SA	27,615	1,754
Givaudan SA*	2,386	4,455
Julius Baer Group Ltd.*	51,415	2,051
Novartis AG	50,686	3,610
Partners Group Holding AG	9,085	3,288
Roche Holding AG	21,031	5,393
SGS SA	2,137	4,299
Sonova Holding AG	19,085	2,286
TE Connectivity Ltd.	46,500	2,647
UBS Group AG	191,645	2,928
		32,711
United Kingdom (21.1%)
Aon PLC	42,200	4,021
Atlassian Corp. PLC Class A*	21,800	518
Barclays PLC	1,156,440	2,747
Bunzl PLC	171,902	4,601
Compass Group PLC	137,135	2,404
DCC PLC	33,410	2,611
Howden Joinery Group PLC	434,165	2,962
Lloyds Banking Group PLC	4,633,280	4,650
Marks & Spencer Group PLC	267,855	1,575
Prudential PLC	175,800	3,062
RELX PLC	227,231	3,910
SABMiller PLC	43,700	2,529
Spectris PLC	91,931	2,297
St. James's Place PLC	201,265	2,391
TalkTalk Telecom Group PLC	859,765	2,843
Travis Perkins PLC	104,988	2,602
Worldpay Group PLCñ*	296,580	1,184
		46,907
United States (2.9%)
Nielsen Holdings PLC	80,800	4,067
Samsonite International SA	805,300	2,361
		6,428
Total Common Stocks (Cost $208,388)		217,127

See Notes to Schedule of Investments

Schedule of Investments International Select Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $959)	958,846	$959
Total Investments## (98.6%) (Cost $209,347)		218,086
Cash, receivables and other assets, less liabilities (1.4%)		3,011
Total Net Assets (100.0%)		$221,097

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY INTERNATIONAL SELECT FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Pharmaceuticals	$18,830	8.5%
Banks	15,622	7.1%
Chemicals	15,381	7.0%
Insurance	12,657	5.7%
Food & Staples Retailing	12,538	5.7%
Trading Companies & Distributors	11,376	5.2%
Machinery	10,857	4.9%
Software	10,317	4.7%
Capital Markets	10,227	4.6%
Electronic Equipment, Instruments & Components	8,674	3.9%
Professional Services	8,366	3.8%
Diversified Telecommunication Services	6,503	2.9%
Semiconductors & Semiconductor Equipment	6,373	2.9%
Media	6,294	2.9%
Auto Components	5,795	2.6%
Internet Software & Services	5,196	2.3%
Hotels, Restaurants & Leisure	4,791	2.2%
Beverages	4,692	2.1%
Textiles, Apparel & Luxury Goods	4,115	1.9%
Automobiles	4,017	1.8%
Commercial Services & Supplies	3,638	1.6%
Household Products	3,171	1.4%
Specialty Retail	2,962	1.3%
Industrial Conglomerates	2,611	1.2%
Electrical Equipment	2,521	1.1%
Diversified Financial Services	2,449	1.1%
Health Care Providers & Services	2,353	1.1%
Health Care Equipment & Supplies	2,286	1.0%
Construction & Engineering	2,190	1.0%
Technology Hardware, Storage & Peripherals	2,178	1.0%
Building Products	2,163	1.0%
Thrifts & Mortgage Finance	2,154	1.0%
Multiline Retail	1,575	0.7%
IT Services	1,184	0.5%
Oil, Gas & Consumable Fuels	1,071	0.5%
Short-Term Investments and Other Assets—Net	3,970	1.8%
	$221,097	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (93.3%)
Aerospace & Defense (6.1%)
Aerovironment, Inc.*	205,659	$5,117
KEYW Holding Corp.*	953,606	5,941
Spirit AeroSystems Holdings, Inc. Class A*	253,390	11,656
Teledyne Technologies, Inc.*	56,952	4,851
Textron, Inc.	167,139	5,708
		33,273
Banks (6.2%)
BankUnited, Inc.	177,004	5,686
Comerica, Inc.	120,674	4,076
First Niagara Financial Group, Inc.	269,500	2,490
Huntington Bancshares, Inc.	846,430	7,406
TCF Financial Corp.	454,300	5,152
Texas Capital Bancshares, Inc.*	102,200	3,304
Umpqua Holdings Corp.	377,000	5,670
		33,784
Building Products (1.5%)
Owens Corning	184,900	7,936
Chemicals (1.1%)
Chemtura Corp.*	244,000	6,156
Commercial Services & Supplies (2.4%)
Clean Harbors, Inc.*	149,914	6,386
Covanta Holding Corp.	460,700	6,418
		12,804
Communications Equipment (7.8%)
ARRIS International PLC*	406,669	9,716
Brocade Communications Systems, Inc.	562,759	5,588
Ciena Corp.*	485,083	9,944
Infinera Corp.*	436,400	6,847
Lumentum Holdings, Inc.*	88,020	2,115
	Number of Shares	Value† (000's)[z]
Sonus Networks, Inc.*	544,800	$4,244
Viavi Solutions, Inc.*	532,100	3,475
		41,929
Construction & Engineering (1.3%)
KBR, Inc.	498,700	6,897
Containers & Packaging (4.4%)
Avery Dennison Corp.	185,836	12,102
Crown Holdings, Inc.*	253,000	11,853
		23,955
Electronic Equipment, Instruments & Components (7.3%)
Dolby Laboratories, Inc. Class A	118,100	4,665
II-VI, Inc.*	309,530	6,794
Itron, Inc.*	223,131	8,889
Maxwell Technologies, Inc.*	545,500	3,126
Mercury Systems, Inc.*	447,360	7,310
OSI Systems, Inc.*	78,700	4,751
VeriFone Systems, Inc.*	160,090	3,825
		39,360
Energy Equipment & Services (0.9%)
ION Geophysical Corp.*	47,181	146
McDermott International, Inc.*	338,900	1,118
TETRA Technologies, Inc.*	694,992	3,503
		4,767
Food & Staples Retailing (0.4%)
Fresh Market, Inc.*	84,300	1,945
Health Care Equipment & Supplies (0.8%)
Accuray, Inc.*	839,670	4,240
Health Care Technology (1.6%)
Allscripts Healthcare Solutions, Inc.*	677,200	8,479
Household Durables (0.5%)
iRobot Corp.*	82,900	2,598
	Number of Shares	Value† (000's)[z]
Independent Power and Renewable Electricity Producers (3.2%)
Atlantic Power Corp.	1,228,958	$2,114
Dynegy, Inc.*	388,500	3,916
NRG Energy, Inc.	515,400	5,556
Ormat Technologies, Inc.	154,641	5,901
		17,487
Internet Software & Services (0.6%)
Bankrate, Inc.*	409,600	3,137
IT Services (8.2%)
Acxiom Corp.*	560,400	11,623
Convergys Corp.	150,900	3,890
CoreLogic, Inc.*	339,425	11,741
DST Systems, Inc.	57,419	6,005
MoneyGram International, Inc.*	425,498	2,289
NeuStar, Inc. Class A*	351,909	8,752
		44,300
Life Sciences Tools & Services (3.0%)
Charles River Laboratories International, Inc.*	187,471	13,766
Fluidigm Corp.*	266,100	1,764
Luminex Corp.*	43,702	817
		16,347
Machinery (4.0%)
Harsco Corp.	459,300	1,741
ITT Corp.	113,000	3,984
Manitowoc Co., Inc.	435,900	6,909
Meritor, Inc.*	461,250	3,427
Twin Disc, Inc.	152,357	1,324
Valmont Industries, Inc.	35,400	4,002
		21,387
Marine (0.4%)
Danaos Corp.*	485,959	2,153
Media (0.3%)
Crown Media Holdings, Inc. Class A*	365,214	1,603
Metals & Mining (0.3%)
Cliffs Natural Resources, Inc.*	685,200	1,480
Personal Products (0.3%)
Elizabeth Arden, Inc.*	232,820	1,443

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Real Estate Investment Trusts (0.7%)
Communications Sales & Leasing, Inc.	192,500	$3,629
Road & Rail (2.1%)
Avis Budget Group, Inc.*	202,400	5,189
Ryder System, Inc.	109,904	6,234
		11,423
Semiconductors & Semiconductor Equipment (10.2%)
Alliance Semiconductor Corp.*	82,370	53
CEVA, Inc.*	168,400	3,302
Cypress Semiconductor Corp.*	474,835	3,789
FormFactor, Inc.*	558,203	4,242
M/A-COM Technology Solutions Holdings, Inc.*	186,163	7,056
Mellanox Technologies Ltd.*	123,850	6,293
Rambus, Inc.*	976,344	12,722
Rudolph Technologies, Inc.*	154,700	2,005
Ultratech, Inc.*	531,500	10,779
Veeco Instruments, Inc.*	263,500	4,888
		55,129
Software (12.2%)
Cadence Design Systems, Inc.*	285,407	6,151
Covisint Corp.*	925,205	1,804
Gigamon, Inc.*	88,800	2,431
Nuance Communications, Inc.*	594,400	11,597
Rovi Corp.*	597,630	13,614
Seachange International, Inc.*	607,867	3,507
Silver Spring Networks, Inc.*	440,476	5,506
Verint Systems, Inc.*	344,761	12,249
Xura, Inc.*	460,080	9,031
		65,890
Specialty Retail (3.0%)
Express, Inc.*	304,500	5,246
	Number of Shares	Value† (000's)[z]
GNC Holdings, Inc. Class A	134,400	$3,828
New York & Co., Inc.*	269,000	538
Office Depot, Inc.*	778,267	3,954
Select Comfort Corp.*	158,500	2,837
		16,403
Technology Hardware, Storage & Peripherals (0.1%)
Quantum Corp.*	1,591,200	811
Textiles, Apparel & Luxury Goods (1.4%)
Crocs, Inc.*	313,200	3,066
Deckers Outdoor Corp.*	83,000	4,695
		7,761
Wireless Telecommunication Services (1.0%)
Telephone & Data Systems, Inc.	94,900	2,536
United States Cellular Corp.*	68,800	2,848
		5,384
Total Common Stocks (Cost $514,543)		503,890
Short-Term Investments (6.8%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $36,926)	36,926,490	36,926
Total Investments## (100.1%) (Cost $551,469)		540,816
Liabilities, less cash, receivables and other assets [(0.1%)]		(467)
Total Net Assets (100.0%)		$540,349

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.6%)
Air Freight & Logistics (1.1%)
FedEx Corp.	3,102	$425
Banks (2.0%)
JPMorgan Chase & Co.	13,997	788
Beverages (2.7%)
Monster Beverage Corp.*	2,299	288
PepsiCo, Inc.	7,966	779
		1,067
Biotechnology (3.8%)
Gilead Sciences, Inc.	8,552	746
Vertex Pharmaceuticals, Inc.*	8,601	735
		1,481
Chemicals (4.5%)
PPG Industries, Inc.	9,865	952
Sherwin-Williams Co.	2,995	810
		1,762
Diversified Telecommunication Services (1.1%)
Level 3 Communications, Inc.*	8,897	432
Food & Staples Retailing (4.7%)
Costco Wholesale Corp.	5,576	837
CVS Health Corp.	10,662	1,036
		1,873
Health Care Equipment & Supplies (4.6%)
Abbott Laboratories	27,720	1,074
IDEXX Laboratories, Inc.*	9,906	725
		1,799
Health Care Providers & Services (3.0%)
HCA Holdings, Inc.*	10,892	754
UnitedHealth Group, Inc.	3,545	422
		1,176
Hotels, Restaurants & Leisure (5.6%)
Chipotle Mexican Grill, Inc.*	1,670	850
Starbucks Corp.	8,538	497
	Number of Shares	Value† (000's)[z]
Starwood Hotels & Resorts Worldwide, Inc.	12,697	$878
		2,225
Industrial Conglomerates (3.5%)
Danaher Corp.	10,624	948
General Electric Co.	14,270	416
		1,364
Insurance (2.1%)
Chubb Ltd.	7,105	821
Internet & Catalog Retail (6.1%)
Amazon.com, Inc.*	3,487	1,927
Netflix, Inc.*	5,302	495
		2,422
Internet Software & Services (8.0%)
Akamai Technologies, Inc.*	6,253	337
Alphabet, Inc. Class A*	3,064	2,198
LinkedIn Corp. Class A*	5,123	600
		3,135
IT Services (5.7%)
FleetCor Technologies, Inc.*	5,708	729
PayPal Holdings, Inc.*	6,998	267
Visa, Inc. Class A	17,120	1,239
		2,235
Media (5.3%)
Comcast Corp. Class A	19,761	1,141
Walt Disney Co.	9,760	932
		2,073
Pharmaceuticals (7.1%)
Allergan PLC*	2,513	729
Bristol-Myers Squibb Co.	12,480	773
Pfizer, Inc.	27,288	810
Teva Pharmaceutical Industries Ltd. ADR	8,552	475
		2,787
Road & Rail (1.5%)
Union Pacific Corp.	7,409	584
Semiconductors & Semiconductor Equipment (2.8%)
ASML Holding NV	7,399	673
NVIDIA Corp.	13,568	426
		1,099
	Number of Shares	Value† (000's)[z]
Software (13.0%)
Activision Blizzard, Inc.	38,404	$1,216
Intuit, Inc.	9,275	897
Microsoft Corp.	32,074	1,632
Oracle Corp.	16,321	600
Ultimate Software Group, Inc.*	4,460	766
		5,111
Specialty Retail (4.3%)
AutoZone, Inc.*	986	764
Home Depot, Inc.	7,440	923
		1,687
Technology Hardware, Storage & Peripherals (6.1%)
Apple, Inc.	24,922	2,410
Total Common Stocks (Cost $36,461)		38,756
Short-Term Investments (1.1%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $436)	435,655	436
Total Investments## (99.7%) (Cost $36,897)		39,192
Cash, receivables and other assets, less liabilities (0.3%)		137
Total Net Assets (100.0%)		$39,329

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.5%)
Aerospace & Defense (0.0%)
Honeywell International, Inc.	1,343	$136
United Technologies Corp.	1,432	139
		275
Airlines (1.1%)
Delta Air Lines, Inc.	269,971	13,023
Auto Components (2.2%)
BorgWarner, Inc.	611,257	19,976
Johnson Controls, Inc.	162,626	5,929
		25,905
Banks (8.5%)
Citigroup, Inc.	1,179,464	45,822
JPMorgan Chase & Co.	672,363	37,854
Wells Fargo & Co.	334,791	15,709
		99,385
Capital Markets (7.4%)
Bank of New York Mellon Corp.	1,247,547	44,151
Goldman Sachs Group, Inc.	211,332	31,600
Morgan Stanley	411,934	10,175
		85,926
Commercial Services & Supplies (0.9%)
Pitney Bowes, Inc.	561,274	10,170
Construction & Engineering (0.8%)
Jacobs Engineering Group, Inc.*	243,440	9,409
Diversified Financial Services (1.0%)
CME Group, Inc.	131,784	12,050
Electric Utilities (0.5%)
Exelon Corp.	182,386	5,743
Electrical Equipment (7.9%)
Eaton Corp. PLC	1,250,559	70,919
Emerson Electric Co.	425,976	20,801
		91,720
Energy Equipment & Services (4.1%)
Helmerich & Payne, Inc.	43,110	2,283
Schlumberger Ltd.	640,959	45,970
		48,253
	Number of Shares	Value† (000's)[z]
Food & Staples Retailing (0.6%)
Wal-Mart Stores, Inc.	112,251	$7,447
Hotels, Restaurants & Leisure (5.1%)
Carnival Corp.	1,243,302	59,629
Independent Power and Renewable Electricity Producers (0.7%)
Calpine Corp.*	675,290	8,482
Industrial Conglomerates (4.4%)
General Electric Co.	1,763,330	51,383
Insurance (0.8%)
American International Group, Inc.	4,370	219
Lincoln National Corp.	251,295	9,180
		9,399
Machinery (10.0%)
Caterpillar, Inc.	878,601	59,481
Illinois Tool Works, Inc.	190,205	17,927
Joy Global, Inc.	1,722,408	22,254
Parker-Hannifin Corp.	171,544	17,360
		117,022
Media (0.1%)
CBS Corp. Class B	24,741	1,197
Metals & Mining (12.0%)
BHP Billiton Ltd. ADR	1,706,467	38,583
Newmont Mining Corp.	3,727,116	96,272
United States Steel Corp.	573,391	5,229
		140,084
Multiline Retail (2.1%)
JC Penney Co., Inc.*	2,339,017	23,858
Oil, Gas & Consumable Fuels (17.1%)
Chevron Corp.	96,354	8,040
EOG Resources, Inc.	688,261	44,558
Exxon Mobil Corp.	1,056,710	84,695
Phillips 66	3,055	242
Pioneer Natural Resources Co.	382,321	46,081
Range Resources Corp.	673,264	15,977
		199,593
	Number of Shares	Value† (000's)[z]
Road & Rail (0.1%)
Avis Budget Group, Inc.*	31,004	$795
Semiconductors & Semiconductor Equipment (2.5%)
Analog Devices, Inc.	418,466	22,174
NXP Semiconductors NV*	92,485	6,589
		28,763
Specialty Retail (1.0%)
DSW, Inc. Class A	166,573	4,364
Urban Outfitters, Inc.*	262,187	6,946
		11,310
Technology Hardware, Storage & Peripherals (0.9%)
Western Digital Corp.	239,337	10,418
Textiles, Apparel & Luxury Goods (6.7%)
Coach, Inc.	509,778	19,851
lululemon athletica, Inc.*	93,760	5,881
Ralph Lauren Corp.	583,127	52,925
		78,657
Total Common Stocks (Cost $1,236,548)		1,149,896
Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $24,214)	24,214,262	24,214
Total Investments## (100.6%) (Cost $1,260,762)		1,174,110
Liabilities, less cash, receivables and other assets [(0.6%)]		(7,269)
Total Net Assets (100.0%)		$1,166,841

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (95.3%)
Airlines (1.7%)
Alaska Air Group, Inc.	250,000	$18,475
Banks (1.9%)
Signature Bank*	82,500	10,688
SVB Financial Group*	117,500	10,440
		21,128
Biotechnology (2.5%)
BioMarin Pharmaceutical, Inc.*	100,000	8,187
Incyte Corp.*	110,000	8,085
Medivation, Inc.*	300,000	10,731
		27,003
Capital Markets (2.7%)
Affiliated Managers Group, Inc.*	65,000	9,015
E*TRADE Financial Corp.*	415,000	9,736
Raymond James Financial, Inc.	240,000	10,521
		29,272
Chemicals (2.7%)
RPM International, Inc.	210,000	8,578
Scotts Miracle-Gro Co. Class A	100,000	6,902
Sensient Technologies Corp.	155,000	8,909
WR Grace & Co.*	75,000	5,156
		29,545
Commercial Services & Supplies (1.7%)
Stericycle, Inc.*	95,000	10,823
Waste Connections, Inc.	130,000	8,017
		18,840
Communications Equipment (1.5%)
Infinera Corp.*	560,000	8,786
Palo Alto Networks, Inc.*	50,000	7,240
		16,026
Distributors (1.2%)
LKQ Corp.*	462,500	12,765
	Number of Shares	Value† (000's)[z]
Diversified Consumer Services (1.7%)
Bright Horizons Family Solutions, Inc.*	166,500	$10,551
Service Corp. International	360,000	8,467
		19,018
Diversified Financial Services (1.1%)
CBOE Holdings, Inc.	187,500	11,719
Diversified Telecommunication Services (0.6%)
SBA Communications Corp. Class A*	72,500	6,880
Electrical Equipment (2.5%)
Acuity Brands, Inc.	67,500	14,136
AMETEK, Inc.	292,500	13,575
		27,711
Electronic Equipment, Instruments & Components (3.1%)
Amphenol Corp. Class A	215,500	11,437
CDW Corp.	327,500	12,962
Zebra Technologies Corp. Class A*	160,000	9,885
		34,284
Food & Staples Retailing (0.9%)
Rite Aid Corp.*	1,250,000	9,937
Food Products (2.0%)
Pinnacle Foods, Inc.	222,500	9,610
WhiteWave Foods Co.*	320,000	12,390
		22,000
Health Care Equipment & Supplies (7.2%)
C.R. Bard, Inc.	65,000	12,505
DENTSPLY International, Inc.	192,500	11,735
DexCom, Inc.*	167,500	10,897
Edwards Lifesciences Corp.*	100,000	8,700
Integra LifeSciences Holdings Corp.*	120,000	7,363
Nevro Corp.*	100,000	5,760
NuVasive, Inc.*	255,000	10,659
Teleflex, Inc.	80,000	11,426
		79,045
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (4.9%)
Acadia Healthcare Co., Inc.*	282,500	$15,653
Centene Corp.*	180,000	10,253
Envision Healthcare Holdings, Inc.*	440,000	9,676
HealthSouth Corp.	203,000	7,152
Universal Health Services, Inc. Class B	95,000	10,485
		53,219
Hotels, Restaurants & Leisure (1.7%)
Aramark	187,500	5,891
Norwegian Cruise Line Holdings Ltd.*	265,000	13,020
		18,911
Household Durables (2.2%)
Jarden Corp.*	175,000	9,254
Newell Rubbermaid, Inc.	217,500	8,267
Whirlpool Corp.	40,000	6,213
		23,734
Industrial Conglomerates (1.7%)
Roper Technologies, Inc.	107,500	18,052
Insurance (1.0%)
Assurant, Inc.	150,000	10,665
Internet & Catalog Retail (1.6%)
Expedia, Inc.	80,000	8,329
Liberty Interactive Corp. QVC Group Class A*	350,000	8,883
		17,212
Internet Software & Services (1.3%)
CoStar Group, Inc.*	83,000	14,696
IT Services (6.0%)
Alliance Data Systems Corp.*	55,000	11,557
CSRA, Inc.	300,000	7,785
Euronet Worldwide, Inc.*	105,000	6,882
Fiserv, Inc.*	120,000	11,475
Global Payments, Inc.	80,000	4,876
Sabre Corp.	300,000	8,145
Vantiv, Inc. Class A*	300,000	15,612
		66,332
Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	250,000	9,337

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Machinery (2.9%)
IDEX Corp.	122,500	$9,207
Milacron Holdings Corp.*	262,200	3,587
Stanley Black & Decker, Inc.	102,500	9,636
Wabtec Corp.	137,500	9,708
		32,138
Media (1.3%)
Starz Class A*	245,000	6,172
TEGNA, Inc.	325,000	8,008
		14,180
Multiline Retail (1.6%)
Dollar Tree, Inc.*	212,500	17,053
Oil, Gas & Consumable Fuels (1.2%)
Concho Resources, Inc.*	87,500	7,896
Diamondback Energy, Inc.*	77,500	5,522
		13,418
Personal Products (0.5%)
Edgewell Personal Care Co.	77,500	5,925
Pharmaceuticals (2.0%)
Jazz Pharmaceuticals PLC*	70,000	8,511
Zoetis, Inc.	332,500	13,652
		22,163
Professional Services (2.4%)
Nielsen Holdings PLC	192,500	9,691
Verisk Analytics, Inc.*	82,500	6,009
WageWorks, Inc.*	230,000	11,079
		26,779
Real Estate Management & Development (0.7%)
Jones Lang LaSalle, Inc.	80,000	8,166
Road & Rail (2.1%)
J.B. Hunt Transport Services, Inc.	147,500	11,253
Old Dominion Freight Line, Inc.*	190,000	12,266
		23,519
Semiconductors & Semiconductor Equipment (5.6%)
Cavium, Inc.*	195,000	11,601
Lam Research Corp.	140,000	10,262
	Number of Shares	Value† (000's)[z]
M/A-COM Technology Solutions Holdings, Inc.*	150,000	$5,685
Monolithic Power Systems, Inc.	212,500	12,550
NVIDIA Corp.	215,000	6,743
NXP Semiconductors NV*	85,000	6,055
Skyworks Solutions, Inc.	125,000	8,306
		61,202
Software (5.2%)
Activision Blizzard, Inc.	330,000	10,451
Electronic Arts, Inc.*	200,000	12,848
Guidewire Software, Inc.*	90,000	4,431
Red Hat, Inc.*	40,000	2,614
ServiceNow, Inc.*	170,000	9,348
Tyler Technologies, Inc.*	77,500	9,325
Ultimate Software Group, Inc.*	47,500	8,158
		57,175
Specialty Retail (8.8%)
Burlington Stores, Inc.*	246,500	13,819
Lithia Motors, Inc. Class A	120,000	11,126
O'Reilly Automotive, Inc.*	95,000	24,730
Ross Stores, Inc.	305,000	16,769
Signet Jewelers Ltd.	82,500	8,943
Tractor Supply Co.	185,000	15,646
Ulta Salon Cosmetics & Fragrance, Inc.*	35,000	5,782
		96,815
Textiles, Apparel & Luxury Goods (2.7%)
Hanesbrands, Inc.	582,500	16,595
Under Armour, Inc. Class A*	155,000	12,972
		29,567
Trading Companies & Distributors (0.7%)
W.W. Grainger, Inc.	35,000	7,592
	Number of Shares	Value† (000's)[z]
Wireless Telecommunication Services (1.3%)
T-Mobile US, Inc.*	382,500	$14,191
Total Common Stocks (Cost $937,849)		1,045,689
Exchange Traded Funds (0.8%)
iShares Russell Mid-Cap Growth ETF (Cost $9,278)	100,000	8,633
Short-Term Investments (3.8%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $41,691)	41,691,396	41,691
Total Investments## (99.9%) (Cost $988,818)		1,096,013
Cash, receivables and other assets, less liabilities (0.1%)		1,506
Total Net Assets (100.0%)		$1,097,519

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (96.3%)
Aerospace & Defense (6.2%)
B/E Aerospace, Inc.	32,400	$1,413
General Dynamics Corp.	15,950	2,174
Spirit AeroSystems Holdings, Inc. Class A*	40,500	1,863
		5,450
Banks (8.2%)
BankUnited, Inc.	82,600	2,653
BB&T Corp.	31,100	1,000
Comerica, Inc.	47,900	1,618
Huntington Bancshares, Inc.	86,500	757
M&T Bank Corp.	11,500	1,180
		7,208
Building Products (1.2%)
Owens Corning	23,900	1,026
Capital Markets (0.9%)
State Street Corp.	14,100	772
Chemicals (2.2%)
Ashland, Inc.	20,700	1,972
Commercial Services & Supplies (10.1%)
ADT Corp.	135,300	5,462
Covanta Holding Corp.	136,300	1,899
Tyco International PLC	44,700	1,572
		8,933
Containers & Packaging (2.2%)
Avery Dennison Corp.	29,300	1,908
Electric Utilities (2.0%)
Edison International	26,300	1,793
Electronic Equipment, Instruments & Components (4.3%)
Flextronics International Ltd.*	91,500	994
Itron, Inc.*	69,800	2,781
		3,775
Food & Staples Retailing (2.5%)
Whole Foods Market, Inc.	70,800	2,217
Health Care Equipment & Supplies (3.0%)
Zimmer Biomet Holdings, Inc.	27,000	2,614
	Number of Shares	Value† (000's)[z]
Independent Power and Renewable Electricity Producers (2.1%)
AES Corp.	193,600	$1,897
Insurance (1.2%)
Lincoln National Corp.	30,100	1,100
IT Services (5.1%)
Amdocs Ltd.	44,200	2,509
Teradata Corp.*	81,300	2,028
		4,537
Machinery (2.4%)
Valmont Industries, Inc.	18,500	2,091
Media (2.0%)
CBS Corp. Class B	36,900	1,785
Multi-Utilities (1.9%)
CenterPoint Energy, Inc.	90,900	1,693
Multiline Retail (2.3%)
Kohl's Corp.	22,800	1,064
Macy's, Inc.	23,000	994
		2,058
Oil, Gas & Consumable Fuels (4.8%)
Cabot Oil & Gas Corp.	81,300	1,637
Devon Energy Corp.	52,600	1,035
ONEOK, Inc.	64,300	1,543
		4,215
Real Estate Investment Trusts (6.2%)
Colony Starwood Homes	84,560	1,857
Corrections Corporation of America	71,104	2,057
Starwood Property Trust, Inc.	87,600	1,536
		5,450
Road & Rail (2.5%)
Avis Budget Group, Inc.*	34,700	890
Hertz Global Holdings, Inc.*	160,000	1,360
		2,250
Semiconductors & Semiconductor Equipment (3.9%)
ON Semiconductor Corp.*	191,700	1,608
Skyworks Solutions, Inc.	27,200	1,808
		3,416
	Number of Shares	Value† (000's)[z]
Software (6.7%)
Cadence Design Systems, Inc.*	63,100	$1,360
Check Point Software Technologies Ltd.*	24,200	2,010
Nuance Communications, Inc.*	132,100	2,577
		5,947
Specialty Retail (4.9%)
Best Buy Co., Inc.	69,300	2,245
GNC Holdings, Inc. Class A	34,500	982
Office Depot, Inc.*	215,700	1,096
		4,323
Technology Hardware, Storage & Peripherals (2.1%)
SanDisk Corp.	25,700	1,857
Textiles, Apparel & Luxury Goods (2.5%)
Deckers Outdoor Corp.*	38,700	2,189
Trading Companies & Distributors (2.9%)
AerCap Holdings NV*	71,700	2,563
Total Common Stocks (Cost $86,535)		85,039
Rights (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley)Ñf*	21,100	7
Safeway, Inc. (Property Development Centers)Ñf*	21,100	1
Total Rights (Cost $22)		8
Short-Term Investments (1.4%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $1,207)	1,207,275	1,207
Total Investments## (97.7%) (Cost $87,764)		86,254
Cash, receivables and other assets, less liabilities (2.3%)		2,028
Total Net Assets (100.0%)		$88,282

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (99.5%)
Aerospace & Defense (4.7%)
Boeing Co.	420,000	$49,636
Raytheon Co.	345,000	42,728
		92,364
Banks (7.8%)
JPMorgan Chase & Co.	1,600,000	90,080
Wells Fargo & Co.	1,310,000	61,465
		151,545
Capital Markets (6.4%)
Charles Schwab Corp.	1,540,000	38,577
Goldman Sachs Group, Inc.	580,000	86,727
		125,304
Chemicals (2.6%)
Methanex Corp.	885,000	28,028
Scotts Miracle-Gro Co. Class A	315,000	21,741
		49,769
Commercial Services & Supplies (2.5%)
Pitney Bowes, Inc.	2,650,000	48,018
Communications Equipment (7.1%)
Cisco Systems, Inc.	2,170,000	56,811
Motorola Solutions, Inc.	1,110,000	81,574
		138,385
Consumer Finance (2.0%)
American Express Co.	710,000	39,462
Containers & Packaging (3.3%)
Sealed Air Corp.	1,420,000	64,937
Diversified Financial Services (8.7%)
Berkshire Hathaway, Inc. Class B*	660,000	88,552
Intercontinental Exchange, Inc.	345,000	82,269
		170,821
Electrical Equipment (1.1%)
Rockwell Automation, Inc.	200,000	20,818
Energy Equipment & Services (2.2%)
Schlumberger Ltd.	610,000	43,749
	Number of Shares	Value† (000's)[z]
Food Products (2.3%)
Hain Celestial Group, Inc.*	275,000	$10,167
Mondelez International, Inc. Class A	840,000	34,045
		44,212
Gas Utilities (1.2%)
National Fuel Gas Co.	505,000	23,068
Health Care Equipment & Supplies (1.7%)
Hill-Rom Holdings, Inc.	720,000	33,372
Health Care Providers & Services (10.7%)
Aetna, Inc.	325,000	35,305
Cardinal Health, Inc.	855,000	69,853
HCA Holdings, Inc.*	1,020,000	70,594
Henry Schein, Inc.*	200,000	33,090
		208,842
Hotels, Restaurants & Leisure (1.6%)
Hyatt Hotels Corp. Class A*	670,000	30,921
Household Products (0.9%)
Procter & Gamble Co.	230,000	18,467
Industrial Conglomerates (3.5%)
3M Co.	435,000	68,238
Internet Software & Services (5.5%)
Alphabet, Inc. Class C*	95,000	66,288
eBay, Inc.*	1,730,000	41,174
		107,462
IT Services (3.0%)
PayPal Holdings, Inc.*	1,520,000	57,973
Machinery (3.4%)
Stanley Black & Decker, Inc.	705,000	66,277
Media (3.6%)
Omnicom Group, Inc.	255,000	19,842
Twenty-First Century Fox, Inc. Class A	1,900,000	51,338
		71,180
Pharmaceuticals (3.5%)
Pfizer, Inc.	2,330,000	69,131
	Number of Shares	Value† (000's)[z]
Professional Services (0.8%)
Nielsen Holdings PLC	310,000	$15,605
Road & Rail (1.5%)
CSX Corp.	1,245,000	30,054
Software (4.0%)
Activision Blizzard, Inc.	1,310,000	41,488
Microsoft Corp.	700,000	35,616
		77,104
Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.	425,000	41,093
NCR Corp.*	1,480,000	34,573
		75,666
Total Common Stocks (Cost $1,689,962)		1,942,744
Short-Term Investments (0.2%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $3,719)	3,719,114	3,719
Total Investments## (99.7%) (Cost $1,693,681)		1,946,463
Cash, receivables and other assets, less liabilities (0.3%)		6,125
Total Net Assets (100.0%)		$1,952,588

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.7%)
Apartments (14.6%)
AvalonBay Communities, Inc.	197,992	$33,983
Equity Residential	527,400	39,286
Essex Property Trust, Inc.	123,000	25,741
		99,010
Data Centers (6.3%)
CoreSite Realty Corp.	185,621	11,965
Digital Realty Trust, Inc.	172,300	13,624
Equinix, Inc.	57,734	17,533
		43,122
Diversified (2.3%)
Vornado Realty Trust	182,023	15,719
Free Standing (3.5%)
National Retail Properties, Inc.	270,300	11,888
Realty Income Corp.	203,600	11,919
		23,807
Health Care (8.9%)
Healthcare Trust of America, Inc. Class A	403,700	11,227
OMEGA Healthcare Investors, Inc.	315,175	10,104
Ventas, Inc.	386,030	21,490
Welltower, Inc.	276,040	17,606
		60,427
Hotels, Restaurants & Leisure (1.8%)
Starwood Hotels & Resorts Worldwide, Inc.	181,200	12,523
Industrial (4.3%)
DCT Industrial Trust, Inc.	222,600	8,056
Duke Realty Corp.	526,900	10,896
Prologis, Inc.	268,838	10,340
		29,292
Infrastructure (9.4%)
American Tower Corp.	373,600	34,446
Crown Castle International Corp.	339,700	29,384
		63,830
	Number of Shares	Value† (000's)[z]
Lodging/Resorts (2.1%)
Host Hotels & Resorts, Inc.	910,243	$13,936
Manufactured Homes (1.5%)
Equity LifeStyle Properties, Inc.	146,360	10,269
Office (8.1%)
Boston Properties, Inc.	231,684	26,445
Douglas Emmett, Inc.	266,325	7,148
Equity Commonwealth*	301,630	8,032
Kilroy Realty Corp.	105,700	5,736
SL Green Realty Corp.	88,265	7,783
		55,144
Real Estate Management & Development (1.8%)
Brookfield Asset Management, Inc. Class A	392,715	12,041
Regional Malls (11.4%)
General Growth Properties, Inc.	628,332	17,292
Simon Property Group, Inc.	269,548	51,141
Taubman Centers, Inc.	126,035	8,926
		77,359
Self Storage (9.5%)
Extra Space Storage, Inc.	183,640	15,086
Public Storage	166,500	41,540
Sovran Self Storage, Inc.	71,300	7,589
		64,215
Shopping Centers (9.3%)
Federal Realty Investment Trust	127,600	18,893
Kimco Realty Corp.	792,820	21,208
Kite Realty Group Trust	251,200	6,762
Regency Centers Corp.	234,857	16,576
		63,439
Single Family Homes (1.1%)
American Homes 4 Rent Class A	550,100	7,701
Timber (2.8%)
Weyerhaeuser Co.	730,099	18,968
Total Common Stocks (Cost $624,441)		670,802
	Number of Shares	Value† (000's)[z]
Short-Term Investments (1.3%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $8,857)	8,856,506	$8,857
Total Investments## (100.0%) (Cost $633,298)		679,659
Liabilities, less cash, receivables and other assets [(0.0%)]		(138)
Total Net Assets (100.0%)		$679,521

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (95.1%)
Aerospace & Defense (1.8%)
HEICO Corp. Class A	27,000	$1,180
Banks (6.8%)
BNC Bancorp	45,000	913
FCB Financial Holdings, Inc. Class A*	30,000	900
Hanmi Financial Corp.	35,000	729
Opus Bank	28,700	926
Seacoast Banking Corp. of Florida*	60,000	889
		4,357
Biotechnology (5.0%)
Acorda Therapeutics, Inc.*	18,500	605
Anacor Pharmaceuticals, Inc.*	9,500	606
Kite Pharma, Inc.*	13,000	581
Ligand Pharmaceuticals, Inc.*	10,500	969
Neurocrine Biosciences, Inc.*	11,000	405
		3,166
Chemicals (1.8%)
Sensient Technologies Corp.	20,100	1,155
Commercial Services & Supplies (1.2%)
Healthcare Services Group, Inc.	22,500	798
Communications Equipment (1.2%)
Infinera Corp.*	50,000	784
Distributors (0.7%)
Core-Mark Holding Co, Inc.	6,500	479
Diversified Consumer Services (2.9%)
Bright Horizons Family Solutions, Inc.*	29,600	1,876
Diversified Financial Services (1.1%)
MarketAxess Holdings, Inc.	6,000	711
Food & Staples Retailing (1.8%)
Casey's General Stores, Inc.	11,100	1,172
	Number of Shares	Value† (000's)[z]
Food Products (1.7%)
Amplify Snack Brands, Inc.*	35,000	$360
Snyder's-Lance, Inc.	22,500	736
		1,096
Health Care Equipment & Supplies (11.1%)
ABIOMED, Inc.*	8,500	680
DexCom, Inc.*	15,500	1,008
Integra LifeSciences Holdings Corp.*	13,000	798
K2M Group Holdings, Inc.*	55,000	651
Nevro Corp.*	13,500	778
NuVasive, Inc.*	21,000	878
Spectranetics Corp.*	67,500	957
STERIS PLC	8,000	515
Zeltiq Aesthetics, Inc.*	36,000	829
		7,094
Health Care Providers & Services (4.1%)
Acadia Healthcare Co., Inc.*	8,895	493
HealthSouth Corp.	26,500	934
WellCare Health Plans, Inc.*	13,000	1,168
		2,595
Hotels, Restaurants & Leisure (4.0%)
Boyd Gaming Corp.*	42,500	736
Vail Resorts, Inc.	14,100	1,797
		2,533
Household Durables (1.3%)
Helen of Troy Ltd.*	8,500	811
Internet & Catalog Retail (0.6%)
HSN, Inc.	7,500	398
Internet Software & Services (1.4%)
Benefitfocus, Inc.*	15,000	471
Q2 Holdings, Inc.*	20,000	405
		876
IT Services (3.1%)
EPAM Systems, Inc.*	13,300	909
Euronet Worldwide, Inc.*	15,900	1,042
		1,951
Leisure Products (1.0%)
Brunswick Corp.	15,000	638
	Number of Shares	Value† (000's)[z]
Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc.*	27,500	$331
Machinery (3.3%)
Actuant Corp. Class A	48,100	1,126
John Bean Technologies Corp.	18,500	973
		2,099
Oil, Gas & Consumable Fuels (1.0%)
Carrizo Oil & Gas, Inc.*	30,000	645
Pharmaceuticals (3.6%)
Depomed, Inc.*	47,500	726
Heska Corp.*	20,000	651
Pacira Pharmaceuticals, Inc.*	17,500	910
		2,287
Professional Services (1.4%)
On Assignment, Inc.*	27,900	921
Road & Rail (1.3%)
Old Dominion Freight Line, Inc.*	12,371	799
Semiconductors & Semiconductor Equipment (6.8%)
Cavium, Inc.*	22,500	1,338
Integrated Device Technology, Inc.*	41,600	808
M/A-COM Technology Solutions Holdings, Inc.*	25,300	959
Monolithic Power Systems, Inc.	20,400	1,205
		4,310
Software (14.9%)
Atlassian Corp. PLC Class A*	3,800	90
BroadSoft Inc.*	30,000	1,107
Descartes Systems Group, Inc.*	45,000	769
FleetMatics Group PLC*	18,700	675
Guidewire Software, Inc.*	7,500	369
Manhattan Associates, Inc.*	14,300	790
Paylocity Holding Corp.*	30,500	903
Proofpoint, Inc.*	21,000	984

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Take-Two Interactive Software, Inc.*	35,100	$1,263
Tyler Technologies, Inc.*	10,000	1,203
Ultimate Software Group, Inc.*	7,800	1,340
		9,493
Specialty Retail (6.0%)
Burlington Stores, Inc.*	25,000	1,402
Lithia Motors, Inc. Class A	10,000	927
Monro Muffler Brake, Inc.	22,100	1,511
		3,840
Textiles, Apparel & Luxury Goods (0.7%)
Deckers Outdoor Corp.*	7,500	424
Trading Companies & Distributors (3.0%)
Beacon Roofing Supply, Inc.*	17,500	632
MSC Industrial Direct Co., Inc. Class A	7,500	522
Watsco, Inc.	5,900	752
		1,906
Total Common Stocks (Cost $66,371)		60,725
Short-Term Investments (5.8%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.42%[h] (Cost $3,674)	3,673,611	3,674
Total Investments## (100.9%) (Cost $70,045)		64,399
Liabilities, less cash, receivables and other assets [(0.9%)]		(574)
Total Net Assets (100.0%)		$63,825

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (97.2%)
Airlines (2.0%)
Ryanair Holdings PLC ADR	487,567	$40,551
Auto Components (1.9%)
BorgWarner, Inc.	1,195,740	39,077
Banks (4.9%)
JPMorgan Chase & Co.	610,888	34,393
U.S. Bancorp	1,760,543	67,816
		102,209
Communications Equipment (1.2%)
NetScout Systems, Inc.*	1,155,577	23,886
Consumer Finance (2.6%)
American Express Co.	965,263	53,649
Diversified Financial Services (2.7%)
Intercontinental Exchange, Inc.	235,776	56,223
Diversified Telecommunication Services (3.3%)
Level 3 Communications, Inc.*	1,390,427	67,505
Electric Utilities (4.7%)
Eversource Energy	1,794,488	97,441
Energy Equipment & Services (4.0%)
Schlumberger Ltd.	1,152,977	82,692
Health Care Equipment & Supplies (9.2%)
Abbott Laboratories	1,700,209	65,866
Becton, Dickinson & Co.	557,050	82,137
Medtronic PLC	542,901	42,015
		190,018
Health Care Providers & Services (1.3%)
Premier, Inc. Class A*	810,431	26,355
Household Durables (4.2%)
Newell Rubbermaid, Inc.	2,276,261	86,521
Industrial Conglomerates (6.9%)
3M Co.	319,018	50,044
Danaher Corp.	1,037,176	92,589
		142,633
	Number of Shares	Value† (000's)[z]
Insurance (5.0%)
Progressive Corp.	3,223,064	$102,880
Internet Software & Services (4.7%)
Alphabet, Inc. Class A*	49,213	35,296
eBay, Inc.*	2,605,447	62,010
		97,306
IT Services (4.9%)
Alliance Data Systems Corp.*	283,501	59,572
MasterCard, Inc. Class A	484,882	42,146
		101,718
Oil, Gas & Consumable Fuels (4.0%)
Cimarex Energy Co.	314,390	26,418
Noble Energy, Inc.	1,918,953	56,609
		83,027
Personal Products (4.0%)
Unilever NV	1,942,705	82,779
Pharmaceuticals (2.1%)
Roche Holding AG	169,607	43,490
Professional Services (3.2%)
ManpowerGroup, Inc.	385,537	29,856
Robert Half International, Inc.	930,347	36,647
		66,503
Road & Rail (1.7%)
J.B. Hunt Transport Services, Inc.	465,865	35,541
Semiconductors & Semiconductor Equipment (4.9%)
Texas Instruments, Inc.	1,916,754	101,626
Software (4.1%)
Intuit, Inc.	875,032	84,563
Specialty Retail (3.0%)
TJX Cos., Inc.	850,625	63,031
Textiles, Apparel & Luxury Goods (1.0%)
Gildan Activewear, Inc.	827,600	21,402
Trading Companies & Distributors (5.7%)
NOW, Inc.*	2,248,689	36,384
W.W. Grainger, Inc.	377,148	81,803
		118,187
Total Common Stocks (Cost $1,723,656)		2,010,813
	Principal Amount	Value† (000's)[z]
Short-Term Investments (2.6%)
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.20%, due 3/23/16	$100,000	$100
Self Help Credit Union, 0.25%, due 4/8/16	250,000	250
Self Help Credit Union, 0.25%, due 5/16/16	250,000	250
		600	#
	Number of Shares
Money Market Fund (2.6%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h]	53,191,437	53,191
Total Short-Term Investments (Cost $53,791)		53,791
Total Investments## (99.8%) (Cost $1,777,447)		2,064,604
Cash, receivables and other assets, less liabilities (0.2%)		3,792
Total Net Assets (100.0%)		$2,068,396

See Notes to Schedule of Investments

Schedule of Investments Value Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (98.7%)
Airlines (1.1%)
Delta Air Lines, Inc.	2,733	$132
Auto Components (2.2%)
BorgWarner, Inc.	6,201	203
Johnson Controls, Inc.	1,651	60
		263
Banks (8.5%)
Citigroup, Inc.	11,913	463
JPMorgan Chase & Co.	6,791	382
Wells Fargo & Co.	3,413	160
		1,005
Capital Markets (7.4%)
Bank of New York Mellon Corp.	12,639	447
Goldman Sachs Group, Inc.	2,141	320
Morgan Stanley	4,181	103
		870
Commercial Services & Supplies (0.9%)
Pitney Bowes, Inc.	5,635	102
Construction & Engineering (0.8%)
Jacobs Engineering Group, Inc.*	2,467	95
Diversified Financial Services (1.0%)
CME Group, Inc.	1,330	122
Electric Utilities (0.5%)
Exelon Corp.	1,847	58
Electrical Equipment (8.0%)
Eaton Corp. PLC	12,825	727
Emerson Electric Co.	4,315	211
		938
Energy Equipment & Services (4.1%)
Helmerich & Payne, Inc.	435	23
Schlumberger Ltd.	6,492	466
		489
Food & Staples Retailing (0.6%)
Wal-Mart Stores, Inc.	1,016	67
Hotels, Restaurants & Leisure (5.1%)
Carnival Corp.	12,594	604
Independent Power and Renewable Electricity Producers (0.7%)
Calpine Corp.*	6,820	86
	Number of Shares	Value† (000's)[z]
Industrial Conglomerates (4.4%)
General Electric Co.	17,854	$520
Insurance (0.8%)
American International Group, Inc.	49	3
Lincoln National Corp.	2,612	95
		98
Machinery (10.0%)
Caterpillar, Inc.	8,875	601
Illinois Tool Works, Inc.	1,930	182
Joy Global, Inc.	17,505	226
Parker-Hannifin Corp.	1,738	176
		1,185
Media (0.1%)
CBS Corp. Class B	251	12
Metals & Mining (12.0%)
BHP Billiton Ltd. ADR	17,209	389
Newmont Mining Corp.	37,696	974
United States Steel Corp.	5,757	52
		1,415
Multiline Retail (2.1%)
JC Penney Co., Inc.*	23,731	242
Oil, Gas & Consumable Fuels (17.1%)
Chevron Corp.	966	81
EOG Resources, Inc.	6,910	447
Exxon Mobil Corp.	10,840	869
Pioneer Natural Resources Co.	3,816	460
Range Resources Corp.	6,805	161
		2,018
Road & Rail (0.1%)
Avis Budget Group, Inc.*	352	9
Semiconductors & Semiconductor Equipment (2.5%)
Analog Devices, Inc.	4,241	225
NXP Semiconductors NV*	937	67
		292
Specialty Retail (1.0%)
DSW, Inc. Class A	1,672	44
Urban Outfitters, Inc.*	2,629	70
		114
	Number of Shares	Value† (000's)[z]
Technology Hardware, Storage & Peripherals (0.9%)
Western Digital Corp.	2,413	$105
Textiles, Apparel & Luxury Goods (6.8%)
Coach, Inc.	5,157	201
lululemon athletica, Inc.*	950	59
Ralph Lauren Corp.	5,916	537
		797
Total Common Stocks (Cost $12,510)		11,638
Short-Term Investments (2.3%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%[h] (Cost $272)	271,604	272
Total Investments## (101.0%) (Cost $12,782)		11,910
Liabilities, less cash, receivables and other assets [(1.0%)]		(119)
Total Net Assets (100.0%)		$11,791

See Notes to Schedule of Investments

Schedule of Investments World Equity Fund (Unaudited) 2/29/16

	Number of Shares	Value† (000's)[z]
Common Stocks (74.5%)
Belgium (3.2%)
Ackermans & van Haaren NV	175	$23
Ion Beam Applications	2,817	114
		137
China (0.6%)
China Construction Bank Corp., H Shares	13,984	8
Tencent Holdings Ltd.	1,033	19
		27
Denmark (1.5%)
Vestas Wind Systems A/S	967	65
Finland (0.8%)
Kone OYJ Class B	818	36
France (5.3%)
AXA SA	388	9
Cap Gemini SA	138	11
Legrand SA	412	21
Orpea SA	669	55
Thales SA	1,655	131
		227
Germany (11.0%)
Covestro AGñ*	831	27
Daimler AG	455	31
Deutsche Wohnen AG	4,232	112
Fresenius SE & Co. KGaA	677	44
Hella KGaA Hueck & Co.	950	37
Infineon Technologies AG	1,429	17
KUKA AG	266	25
Nordex SE*	1,256	36
ProSiebenSat.1 Media SE	530	27
Vonovia SE	3,825	119
		475
Hong Kong (0.2%)
AIA Group Ltd.	1,669	9
Italy (0.5%)
Brembo SpA	569	23
Japan (8.9%)
Daicel Corp.ØØ	1,251	16
Don Quijote Holdings Co. Ltd.ØØ	600	20
East Japan Railway Co.ØØ	481	42
	Number of Shares	Value† (000's)[z]
Fuji Heavy Industries Ltd.ØØ	894	$29
Japan Airlines Co. Ltd.ØØ	700	25
Japan Tobacco, Inc.ØØ	800	32
Nomura Research Institute Ltd.ØØ	600	21
NTT Data Corp.ØØ	667	33
NTT DOCOMO, Inc.ØØ	1,966	46
Seibu Holdings, Inc.ØØ	1,600	32
Taisei Corp.ØØ	4,358	26
TOYOTA MOTOR Corp.ØØ	400	21
West Japan Railway Co.ØØ	694	41
		384
Netherlands (0.9%)
Royal Dutch Shell PLC, A Shares	1,661	38
South Africa (0.5%)
Brait SE*ØØ	2,170	21
Spain (0.6%)
Gamesa Corporacion Tecnologica SAØØ	1,350	25
Sweden (3.8%)
Assa Abloy AB Class B	1,937	37
Autoliv, Inc.	250	27
RaySearch Laboratories AB*	7,405	99
		163
Switzerland (1.5%)
ABB Ltd.*ØØ	1,319	24
Givaudan SA*ØØ	23	43
		67
Taiwan, Province of China (0.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADRØØ	568	13
United States (34.9%)
Accenture PLC Class AØØ	515	52
Allegion PLCØØ	705	44
Allergan PLC*ØØ	54	16
Amazon.com, Inc.*ØØ	96	53
Apple, Inc.ØØ	242	23
Astec Industries, Inc.ØØ	632	27
	Number of Shares	Value† (000's)[z]
B/E Aerospace, Inc.ØØ	1,091	$48
Bank of America Corp.ØØ	552	7
Booz Allen Hamilton Holding Corp.ØØ	1,656	46
Bristol-Myers Squibb Co.ØØ	537	33
Chipotle Mexican Grill, Inc.*ØØ	50	25
Eli Lilly & Co.ØØ	431	31
Facebook, Inc. Class A*ØØ	406	43
Fiserv, Inc.*ØØ	902	86
General Electric Co.ØØ	1,170	34
Goldman Sachs Group, Inc.ØØ	44	7
Home Depot, Inc.ØØ	639	79
ITC Holdings Corp.ØØ	952	39
Jarden Corp.*ØØ	465	25
JPMorgan Chase & Co.ØØ	118	7
Lockheed Martin Corp.ØØ	330	71
lululemon athletica, Inc.*ØØ	184	11
Newell Rubbermaid, Inc.ØØ	602	23
NextEra Energy, Inc.ØØ	253	28
NIKE, Inc. Class BØØ	968	60
Northrop Grumman Corp.ØØ	370	71
Orbital ATK, Inc.ØØ	462	39
Raytheon Co.ØØ	623	77
Ross Stores, Inc.	594	33
salesforce.com, inc.*ØØ	691	47
Sherwin-Williams Co.ØØ	180	49
Stanley Black & Decker, Inc.ØØ	356	33
Starbucks Corp.ØØ	700	41
T-Mobile US, Inc.*ØØ	368	14
TJX Cos., Inc.ØØ	747	55
Visa, Inc. Class AØØ	930	67
Walt Disney Co.ØØ	237	23
Whirlpool Corp.ØØ	249	39
		1,506
Total Common Stocks (Cost $3,165)		3,216

See Notes to Schedule of Investments

Schedule of Investments World Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Exchange Traded Funds (5.1%)
United States (5.1%)
iShares MSCI Emerging Markets ETFØØ	2,304	$70
iShares MSCI India ETFØØ	846	20
Market Vectors Gold Miners ETF	2,339	46
SPDR Gold Shares*	710	84
Total Exchange Traded Funds (Cost $228)		220
Short-Term Investments (20.4%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.17%hØØ (Cost $880)	879,736	880
Total Investments## (100.0%) (Cost $4,273)		4,316
Cash, receivables and other assets, less liabilities[k] (0.0%)		1
Total Net Assets (100.0%)		$4,317

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY WORLD EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Aerospace & Defense	$437	10.1%
IT Services	316	7.3%
Real Estate Management & Development	231	5.4%
Exchange Traded Funds	220	5.1%
Electrical Equipment	171	4.0%
Specialty Retail	167	3.9%
Chemicals	135	3.1%
Machinery	121	2.8%
Health Care Equipment & Supplies	114	2.6%
Health Care Providers & Services	99	2.3%
Health Care Technology	99	2.3%
Auto Components	87	2.0%
Household Durables	87	2.0%
Road & Rail	83	1.9%
Automobiles	81	1.9%
Building Products	81	1.9%
Pharmaceuticals	80	1.9%
Textiles, Apparel & Luxury Goods	71	1.6%
Electric Utilities	67	1.6%
Hotels, Restaurants & Leisure	66	1.5%
Industrial Conglomerates	66	1.5%
Internet Software & Services	62	1.4%
Wireless Telecommunication Services	60	1.4%
Internet & Catalog Retail	53	1.2%
Media	50	1.2%
Software	47	1.1%
Oil, Gas & Consumable Fuels	38	0.9%
Tobacco	32	0.7%
Semiconductors & Semiconductor Equipment	30	0.7%
Capital Markets	28	0.7%
Construction & Engineering	26	0.6%
Airlines	25	0.6%
Technology Hardware, Storage & Peripherals	23	0.5%
Diversified Financial Services	23	0.5%
Banks	22	0.5%
Multiline Retail	20	0.5%
Insurance	18	0.4%
Short-Term Investments and Other Assets—Net	881	20.4%
	$4,317	100.0%

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman All Cap Core Fund ("All Cap Core"), Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), Neuberger Berman Value Fund ("Value") and Neuberger Berman World Equity Fund ("World Equity") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, preferred stocks, rights and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Other Level 2 inputs used by independent pricing services to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 29, 2016:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2		Level 3§§	Total
All Cap Core
Investments:
Common Stocks§	$28,490	$—		$—	$28,490
Short-Term Investments	—	7,105		—	7,105
Total Investments	28,490	7,105		—	35,595
Dividend Growth
Investments:
Common Stocks§	12,211	—		—	12,211
Short-Term Investments	—	2,486		—	2,486
Total Investments	12,211	2,486		—	14,697
Emerging Markets Equity
Investments:
Common Stocks
China	90,973	—		3,318	94,291
Czech Republic	—	2,970		—	2,970
Jordan	—	2,727		—	2,727
Russia	3,382	7,308		—	10,690
South Africa	2,036	17,721		—	19,757
Taiwan, Province of China	—	25,649		—	25,649
Thailand	—	4,204		—	4,204
Turkey	—	6,132		—	6,132
United Kingdom	—	5,402		—	5,402
Other Common Stocks§	166,531	—		—	166,531
Total Common Stocks	262,922	72,113		3,318	338,353
Short-Term Investments	—	15,121		—	15,121
Total Investments	262,922	87,234		3,318	353,474
Equity Income
Investments:
Common Stocks
Capital Markets	—	33,762		—	33,762
Diversified Telecommunication Services	40,702	21,394		—	62,096
Industrial Conglomerates	35,492	36,689		—	72,181
Media	39,537	24,770		—	64,307
Other Common Stocks§	1,300,953	—		—	1,300,953
Total Common Stocks	1,416,684	116,615		—	1,533,299
Preferred Stocks	27,770	—		—	27,770
Convertible Bonds	—	104,772		—	104,772
Short-Term Investments	—	0	[z]	—	0	[z]
Total Investments	1,444,454	221,387		—	1,665,841

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Focus
Investments:
Common Stocks§	$648,152	$—	$—	$648,152
Short-Term Investments	—	9,964	—	9,964
Total Investments	648,152	9,964	—	658,116
Genesis
Investments:
Common Stocks
Food & Staples Retailing	—	21,467	—	21,467
Health Care Equipment & Supplies	596,324	157,096	—	753,420
Paper & Forest Products	—	83,143	—	83,143
Software	803,135	81,152	—	884,287
Other Common Stocks§	7,524,856	—	—	7,524,856
Total Common Stocks	8,924,315	342,858	—	9,267,173
Short-Term Investments	—	232,624	—	232,624
Total Investments	8,924,315	575,482	—	9,499,797
Global Equity
Investments:
Common Stocks
France	—	177	—	177
Germany	—	129	—	129
Israel	115	58	—	173
Netherlands	105	65	—	170
Spain	—	29	—	29
Switzerland	46	301	—	347
United Kingdom	53	462	—	515
Other Common Stocks§	2,117	—	—	2,117
Total Common Stocks	2,436	1,221	—	3,657
Short-Term Investments	—	108	—	108
Total Investments	2,436	1,329	—	3,765
Global Real Estate
Investments:
Common Stocks
France	—	162	—	162
Germany	—	86	—	86
Sweden	—	44	—	44
United Kingdom	—	149	—	149
Other Common Stocks§	2,233	—	—	2,233
Total Common Stocks	2,233	441	—	2,674
Short-Term Investments	—	63	—	63
Total Investments	2,233	504	—	2,737

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Greater China Equity
Investments:
Common Stocks
Pharmaceuticals	$3,114	$—	$1,873	$4,987
Other Common Stocks§	51,076	—	—	51,076
Total Common Stocks	54,190	—	1,873	56,063
Participatory Notes§	14,694	—	—	14,694
Short-Term Investments	—	425	—	425
Total Investments	68,884	425	1,873	71,182
Guardian
Investments:
Common Stocks
Health Care Equipment & Supplies	—	10,864	—	10,864
Other Common Stocks§	976,813	—	—	976,813
Total Common Stocks	976,813	10,864	—	987,677
Short-Term Investments	—	79,153	—	79,153
Total Investments	976,813	90,017	—	1,066,830
International Equity
Investments:
Common Stocks
Austria	—	15,814	—	15,814
Belgium	—	10,117	—	10,117
Denmark	—	8,512	—	8,512
France	—	113,100	—	113,100
Germany	19,528	100,684	—	120,212
Ireland	—	11,494	—	11,494
Israel	44,366	17,709	—	62,075
Italy	—	11,348	—	11,348
Netherlands	25,619	45,219	—	70,838
Spain	—	20,271	—	20,271
Sweden	6,712	11,323	—	18,035
Switzerland	12,374	164,580	—	176,954
United Kingdom	20,936	252,363	—	273,299
Other Common Stocks§	340,092	—	—	340,092
Total Common Stocks	469,627	782,534	—	1,252,161
Short-Term Investments	—	42,796	—	42,796
Total Investments	469,627	825,330	—	1,294,957

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
International Select
Investments:
Common Stocks
Austria	$—	$2,723	$—	$2,723
Belgium	—	1,744	—	1,744
Denmark	—	1,349	—	1,349
France	—	22,843	—	22,843
Germany	3,419	16,587	—	20,006
Israel	8,565	3,660	—	12,225
Italy	—	1,960	—	1,960
Netherlands	4,394	9,611	—	14,005
Spain	—	1,712	—	1,712
Sweden	—	2,506	—	2,506
Switzerland	2,647	30,064	—	32,711
United Kingdom	4,539	42,368	—	46,907
Other Common Stocks§	56,436	—	—	56,436
Total Common Stocks	80,000	137,127	—	217,127
Short-Term Investments	—	959	—	959
Total Investments	80,000	138,086	—	218,086
Intrinsic Value
Investments:
Common Stocks§	503,890	—	—	503,890
Short-Term Investments	—	36,926	—	36,926
Total Investments	503,890	36,926	—	540,816
Large Cap Disciplined Growth
Investments:
Common Stocks§	38,756	—	—	38,756
Short-Term Investments	—	436	—	436
Total Investments	38,756	436	—	39,192
Large Cap Value
Investments:
Common Stocks§	1,149,896	—	—	1,149,896
Short-Term Investments	—	24,214	—	24,214
Total Investments	1,149,896	24,214	—	1,174,110

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Mid Cap Growth
Investments:
Common Stocks§	$1,045,689	$—	$—	$1,045,689
Exchange Traded Funds	8,633	—	—	8,633
Short-Term Investments	—	41,691	—	41,691
Total Investments	1,054,322	41,691	—	1,096,013
Mid Cap Intrinsic Value
Investments:
Common Stocks§	85,039	—	—	85,039
Rights§	—	—	8	8
Short-Term Investments	—	1,207	—	1,207
Total Investments	85,039	1,207	8	86,254
Multi-Cap Opportunities
Investments:
Common Stocks§	1,942,744	—	—	1,942,744
Short-Term Investments	—	3,719	—	3,719
Total Investments	1,942,744	3,719	—	1,946,463
Real Estate
Investments:
Common Stocks§	670,802	—	—	670,802
Short-Term Investments	—	8,857	—	8,857
Total Investments	670,802	8,857	—	679,659
Small Cap Growth
Investments:
Common Stocks§	60,725	—	—	60,725
Short-Term Investments	—	3,674	—	3,674
Total Investments	60,725	3,674	—	64,399
Socially Responsive
Investments:
Common Stocks
Pharmaceuticals	—	43,490	—	43,490
Other Common Stocks§	1,967,323	—	—	1,967,323
Total Common Stocks	1,967,323	43,490	—	2,010,813
Short-Term Investments§	—	53,791	—	53,791
Total Investments	1,967,323	97,281	—	2,064,604
See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Value
Investments:
Common Stocks§	$11,638	$—	$—	$11,638
Short-Term Investments	—	272	—	272
Total Investments	11,638	272	—	11,910
World Equity
Investments:
Common Stocks§	3,216	—	—	3,216
Exchange Traded Funds	220	—	—	220
Short-Term Investments	—	880	—	880
Total Investments	3,436	880	—	4,316

§  The Schedule of Investments provides information on the industry or sector categorization for the portfolio. For global/international funds, the Schedule of Investments provides a geographic categorization as well as a Positions by Industry or Sector summary.

§§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/15	Accrued discounts/ (premiums)	Realized gain/ loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/29/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/16
(000's omitted) Investments in Securities:
Emerging Markets Equity
Common Stocks‡ China	$0	$—	$109	$449	$—	$(423)	$3,183	$—	$3,318	$449
Total	$0	$—	$109	$449	$—	$(423)	$3,183	$—	$3,318	$449
Greater China Equity
Common Stocks‡ Pharmaceuticals	$0	$—	$(609)	$1,416	$667	$(2,899)	$3,298	$—	$1,873	$1,416
Total	$0	$—	$(609)	$1,416	$667	$(2,899)	$3,298	$—	$1,873	$1,416
Mid Cap Intrinsic Value
RightsΩ
Food & Staples Retailing	$8	$—	$—	$—	$—	$—	$—	$—	$8	$—
Total	$8	$—	$—	$—	$—	$—	$—	$—	$8	$—

‡  This investment was valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The primary input used for the valuation of this investment was the security's last known exchange traded price prior to the security's halt on its primary exchange.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Ω  These securities are valued based on a single quotation obtained from a dealer. Mid Cap Intrinsic Value does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the period ended February 29, 2016, certain securities were transferred from one level (as of August 31, 2015) to another. Based on beginning of period market values as of September 1, 2015, approximately $48,888,000, $125,054,000, $259,903,000, $716,000, $441,000, $449,807,000, $103,151,000 and $46,321,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity, Equity Income, Genesis, Global Equity, Global Real Estate, International Equity, International Select and Socially Responsive, respectively. Interactive provided adjusted prices for these securities as of February 29, 2016, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, approximately $3,182,000 and $3,298,000 was transferred from Level 1 to Level 3 for Emerging Markets Equity and Greater China Equity, respectively, due to the security's trading being halted on its exchange. In addition, approximately $14,181,000 and $152,000 was transferred from Level 2 to Level 1 for Emerging Markets Equity and Global Real Estate, respectively, due to active market activity on recognized exchanges as of February 29, 2016. These securities had been categorized as Level 2 as of August 31, 2015, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 29, 2016:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
World Equity
Forward Contracts (unrealized appreciation)	$—	$17	$—	$17
Financial Futures (unrealized appreciation)	8	—	—	8
Swap Contracts	—	7	—	7
Total	$8	$24	$—	$32

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of February 29, 2016:

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,420)	$—	$—	$(1,420)
Total	$(1,420)	$—	$—	$(1,420)
World Equity
Swap Contracts	$—	$(24)	$—	$(24)
Total	$—	$(24)	$—	$(24)

##  At February 29, 2016, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Core	$34,592	$2,128	$1,125	$1,003
Dividend Growth	15,184	393	880	(487)
Emerging Markets Equity	395,565	33,448	75,539	(42,091)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income	$1,570,506	$163,505	$68,170	$95,335
Focus	644,393	61,848	48,125	13,723
Genesis	5,697,295	4,060,789	258,287	3,802,502
Global Equity	3,780	405	420	(15)
Global Real Estate	2,889	92	244	(152)
Greater China Equity	89,478	271	18,567	(18,296)
Guardian	1,004,804	105,292	43,266	62,026
International Equity	1,288,973	123,420	117,436	5,984
International Select	209,652	28,573	20,139	8,434
Intrinsic Value	552,221	54,346	65,751	(11,405)
Large Cap Disciplined Growth	37,160	4,039	2,007	2,032
Large Cap Value	1,294,038	43,823	163,751	(119,928)
Mid Cap Growth	988,699	159,253	51,939	107,314
Mid Cap Intrinsic Value	87,454	10,048	11,248	(1,200)
Multi-Cap Opportunities	1,693,970	274,050	21,557	252,493
Real Estate	633,759	68,123	22,223	45,900
Small Cap Growth	70,796	1,911	8,308	(6,397)
Socially Responsive	1,779,578	398,177	113,151	285,026
Value	13,388	463	1,941	(1,478)
World Equity	4,299	150	133	17

‡‡  At February 29, 2016, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Apple, Inc., Put	200	85	June 2016	$(40,000)
Apple, Inc., Put	200	80	July 2016	(29,000)
Apple, Inc., Put	200	75	October 2016	(41,000)
Extra Space Storage, Inc., Call	250	80	March 2016	(140,000)
Kimberly-Clark Corp., Call	250	125	April 2016	(170,000)
Kimberly-Clark Corp., Call	200	130	April 2016	(64,000)
Kimberly-Clark Corp., Call	250	135	July 2016	(100,000)
Procter & Gamble Co., Call	200	90	January 2017	(21,000)
Public Storage, Inc., Call	150	220	March 2016	(480,000)
Public Storage, Inc., Call	150	230	March 2016	(335,000)
			Total	$(1,420,000)

µ  Rounded to the nearest thousand.

At February 29, 2016, Equity Income had deposited $6,825,000 in a segregated account to cover requirements on put options written.

#  At cost, which approximates market value.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

*  Security did not produce income during the last twelve months.

@  All or a portion of this security is pledged in connection with outstanding call options written.

ØØ  All or a portion of this security is segregated in connection with obligations for equity swaps and/or forward contracts.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At February 29, 2016, these securities amounted to approximately $5,859,000 or 1.6% of net assets for Emerging Markets Equity, approximately $36,170,000 or 2.2% of net assets for Equity Income, approximately $50,000 or 1.3% of net assets for Global Equity, approximately $4,735,000 or 6.5% of net assets for Greater China Equity, approximately $40,137,000 or 3.1% of net assets for International Equity, approximately $2,893,000 or 1.3% of net assets for International Select and approximately $27,000 or 0.6% of net assets for World Equity.

Ñ  These securities have been deemed by the investment manager to be illiquid. At February 29, 2016, these securities amounted to approximately $8,000 or 0.0% of net assets for Mid Cap Intrinsic Value.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

g  At February 29, 2016, Equity Income had pledged securities in the amount of $20,265,250 to cover collateral requirements in connection with written options.

h  The rate shown is the annualized seven day yield as of February 29, 2016.

k  See Note A in the Notes to Financial Statements for the Fund's open positions in derivatives at February 29, 2016.

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	ALL CAP CORE FUND	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$35,595	$14,697	$353,474	$1,665,841	$658,116	$7,984,757	$3,765	$2,737	$71,182	$1,066,830
Affiliated issuers	—	—	—	—	—	1,515,040	—	—	—	—
	35,595	14,697	353,474	1,665,841	658,116	9,499,797	3,765	2,737	71,182	1,066,830
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	—	—	759	3	—	—	—	—	59	—
Cash collateral segregated for open option contracts	—	—	—	6,825	—	—	—	—	—	—
Cash collateral segregated for futures contracts	—	—	—	—	—	—	—	—	—	—
Receivable for open forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	12	27	811	8,773	1,086	11,159	19	4	—	2,953
Receivable for securities sold	423	—	1,603	6,479	3,811	19,399	—	49	1,596	18,533
Receivable for Fund shares sold	2	54	622	950	25	6,567	—	—	—	99
Receivable from Management—net (Note B)	9	33	21	—	—	—	22	24	24	—
Receivable for variation margin on financial futures contracts	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	28	—	40	46	59	271	14	23	20	115
Total Assets	36,069	14,811	357,330	1,688,917	663,097	9,537,193	3,820	2,837	72,881	1,088,530
Liabilities
Options contracts written, at value** (Note A)	—	—	—	1,420	—	—	—	—	—	—
Due to custodian	—	—	—	945	—	21	—	11	14	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	727	323	462	—	2,760	20,903	3	48	188	721
Payable for Fund shares redeemed	106	—	401	3,053	395	10,690	—	—	4	755
Payable to investment manager—net (Note B)	15	5	279	644	274	4,847	2	2	63	431
Payable to administrator—net (Note B)	—	—	—	561	152	1,484	—	—	—	235
Payable to trustees	2	7	2	—	1	—	2	2	2	1
Payable for organization costs	—	65	—	—	—	—	—	—	—	—
Accrued expenses and other payables	70	44	263	314	161	1,334	61	62	100	214
Total Liabilities	920	444	1,407	6,937	3,743	39,279	68	125	371	2,357
Net Assets	$35,149	$14,367	$355,923	$1,681,980	$659,354	$9,497,914	$3,752	$2,712	$72,510	$1,086,173
Net Assets consist of:
Paid-in capital	$35,603	$14,832	$459,093	$1,582,427	$615,811	$5,289,220	$3,833	$2,917	$98,601	$949,755
Undistributed net investment income (loss)	(189)	32	—	—	1,128	6,642	—	—	—	465
Distributions in excess of net investment income	—	—	(282)	(112)	—	—	(5)	(14)	(486)	—
Accumulated net realized gains (losses) on investments	(1,271)	(10)	(62,416)	8,190	28,087	387,104	(65)	(42)	(10,534)	73,407
Net unrealized appreciation (depreciation) in value of investments	1,006	(487)	(40,472)	91,475	14,328	3,814,948	(11)	(149)	(15,071)	62,546
Net Assets	$35,149	$14,367	$355,923	$1,681,980	$659,354	$9,497,914	$3,752	$2,712	$72,510	$1,086,173
Net Assets
Investor Class	$—	$—	$—	$—	$568,239	$1,570,329	$—	$—	$—	$939,352
Trust Class	—	—	—	—	74,191	1,660,319	—	—	—	83,102
Advisor Class	—	—	—	—	4,323	297,758	—	—	—	375
Institutional Class	21,678	12,292	253,627	1,106,715	7,097	3,164,338	3,062	1,872	70,505	53,546
Class A	6,808	524	15,364	238,509	3,196	—	467	607	1,886	7,015
Class C	6,663	585	4,485	334,494	2,308	—	223	233	119	2,306
Class R3	—	—	892	2,262	—	—	—	—	—	477
Class R6	—	966	81,555	—	—	2,805,170	—	—	—	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	ALL CAP CORE FUND	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	—	25,384	53,431	—	—	—	63,931
Trust Class	—	—	—	—	5,347	32,378	—	—	—	8,483
Advisor Class	—	—	—	—	638	14,200	—	—	—	31
Institutional Class	2,760	1,273	19,496	98,974	317	64,919	508	201	7,604	3,638
Class A	889	54	1,186	21,407	233	—	78	65	203	726
Class C	946	61	357	30,221	358	—	39	25	13	197
Class R3	—	—	70	203	—	—	—	—	—	40
Class R6	—	100	6,266	—	—	57,560	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$—	$22.39	$29.39	$—	$—	$—	$14.69
Trust Class	—	—	—	—	13.87	51.28	—	—	—	9.80
Advisor Class	—	—	—	—	6.78	20.97	—	—	—	12.05
Institutional Class	7.86	9.65	13.01	11.18	22.41	48.74	6.02	9.31	9.27	14.72
Class R3	—	—	12.71	11.12	—	—	—	—	—	12.01
Class R6	—	9.66	13.01	—	—	48.73	—	—	—	—
Net Asset Value and redemption price per share
Class A	$7.65	$9.65	$12.95	$11.14	$13.73	$—	$5.96	$9.30	$9.29	$9.67
Offering Price per share
Class A‡	$8.12	$10.24	$13.74	$11.82	$14.57	$—	$6.32	$9.87	$9.86	$10.26
Net Asset Value and offering price per share
Class C^	$7.04	$9.63	$12.55	$11.07	$6.46	$—	$5.73	$9.29	$9.14	$11.70
*Cost of Investments:
Unaffiliated issuers	$34,589	$15,184	$393,912	$1,573,384	$643,788	$4,618,434	$3,774	$2,886	$86,253	$1,004,241
Affiliated issuers	—	—	—	—	—	1,066,416	—	—	—	—
Total cost of investments	$34,589	$15,184	$393,912	$1,573,384	$643,788	$5,684,850	$3,774	$2,886	$86,253	$1,004,241
Total cost of foreign currency	$—	$—	$760	$4	$—	$—	$—	$—	$59	$—
**Premium received from option contracts written	$—	$—	$—	$438	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,294,957	$218,086	$540,816	$39,192	$1,174,110	$1,096,013	$86,254	$1,946,463	$679,659	$64,399
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	1,294,957	218,086	540,816	39,192	1,174,110	1,096,013	86,254	1,946,463	679,659	64,399
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	—	5	—	—	—	—	—	—	—	—
Cash collateral segregated for open option contracts	—	—	—	—	—	—	—	—	—	—
Cash collateral segregated for futures contracts	—	—	—	—	—	—	—	—	—	—
Receivable for open forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	4,066	852	171	40	3,047	715	67	4,552	205	18
Receivable for securities sold	1,901	2,670	—	127	6,864	4,667	1,879	9,785	1,524	412
Receivable for Fund shares sold	2,188	9	2,314	4	33	980	192	359	402	167
Receivable from Management—net (Note B)	—	—	—	10	—	—	—	—	—	21
Receivable for variation margin on financial futures contracts	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	86	37	64	38	99	85	33	53	57	40
Total Assets	1,303,198	221,659	543,365	39,411	1,184,153	1,102,460	88,425	1,961,212	681,847	65,057
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	—	—	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for securities purchased	2,978	352	1,938	—	14,244	3,206	—	3,595	533	554
Payable for Fund shares redeemed	1,543	12	603	1	2,059	909	37	3,684	1,117	573
Payable to investment manager—net (Note B)	624	95	335	17	464	430	30	804	426	43
Payable to administrator—net (Note B)	205	24	66	—	293	209	16	288	60	—
Payable to trustees	1	2	2	2	1	1	2	—	1	2
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	227	77	72	62	251	186	58	253	189	60
Total Liabilities	5,578	562	3,016	82	17,312	4,941	143	8,624	2,326	1,232
Net Assets	$1,297,620	$221,097	$540,349	$39,329	$1,166,841	$1,097,519	$88,282	$1,952,588	$679,521	$63,825
Net Assets consist of:
Paid-in capital	$1,530,458	$248,167	$545,673	$38,626	$1,310,055	$1,008,201	$93,845	$1,673,517	$610,839	$82,002
Undistributed net investment income (loss)	—	—	(1,138)	21	4,879	(5,598)	—	4,126	—	(332)
Distributions in excess of net investment income	(3,201)	(833)	—	—	—	—	(63)	—	(4,401)	—
Accumulated net realized gains (losses) on investments	(237,397)	(34,930)	6,467	(1,613)	(61,441)	(12,279)	(3,990)	22,163	26,722	(12,199)
Net unrealized appreciation (depreciation) in value of investments	7,760	8,693	(10,653)	2,295	(86,652)	107,195	(1,510)	252,782	46,361	(5,646)
Net Assets	$1,297,620	$221,097	$540,349	$39,329	$1,166,841	$1,097,519	$88,282	$1,952,588	$679,521	$63,825
Net Assets
Investor Class	$107,480	$—	$—	$8,860	$908,735	$386,654	$35,914	$—	$—	$37,628
Trust Class	48,787	7,571	—	—	71,992	73,753	9,973	—	213,323	3,983
Advisor Class	—	—	—	—	132,379	10,734	—	—	—	1,967
Institutional Class	1,003,156	202,431	469,639	19,336	49,142	383,257	25,606	1,830,755	268,503	13,921
Class A	88,741	4,285	46,027	3,012	2,848	72,913	12,305	80,879	115,323	3,266
Class C	12,525	3,373	24,683	7,936	1,677	10,027	3,414	40,954	27,933	1,877
Class R3	—	3,437	—	185	68	12,607	1,070	—	21,182	1,183
Class R6	36,931	—	—	—	—	147,574	—	—	33,257	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016	February 29, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	5,692	—	—	2,386	39,685	34,317	2,090	—	—	1,706
Trust Class	2,313	759	—	—	4,827	3,779	704	—	16,159	166
Advisor Class	—	—	—	—	11,882	541	—	—	—	128
Institutional Class	98,786	20,342	37,834	5,130	2,132	33,234	1,489	129,028	20,278	616
Class A	4,222	433	3,793	813	191	3,747	870	5,734	8,738	135
Class C	606	344	2,134	2,352	158	521	246	2,994	2,116	127
Class R3	—	349	—	51	6	635	76	—	1,607	77
Class R6	3,605	—	—	—	—	12,761	—	—	2,512	—
Net Asset Value, offering and redemption price per share
Investor Class	$18.88	$—	$—	$3.71	$22.90	$11.27	$17.18	$—	$—	$22.06
Trust Class	21.09	9.98	—	—	14.91	19.52	14.16	—	13.20	23.93
Advisor Class	—	—	—	—	11.14	19.85	—	—	—	15.33
Institutional Class	10.15	9.95	12.41	3.77	23.05	11.53	17.19	14.19	13.24	22.58
Class R3	—	9.84	—	3.64	11.32	19.84	14.13	—	13.18	15.37
Class R6	10.24	—	—	—	—	11.56	—	—	13.24	—
Net Asset Value and redemption price per share
Class A	$21.02	$9.91	$12.14	$3.71	$14.90	$19.46	$14.14	$14.10	$13.20	$24.15
Offering Price per share
Class A‡	$22.30	$10.51	$12.88	$3.94	$15.81	$20.65	$15.00	$14.96	$14.01	$25.62
Net Asset Value and offering price per share
Class C^	$20.67	$9.80	$11.57	$3.37	$10.58	$19.26	$13.90	$13.68	$13.20	$14.82
*Cost of Investments:
Unaffiliated issuers	$1,286,953	$209,347	$551,469	$36,897	$1,260,762	$988,818	$87,764	$1,693,681	$633,298	$70,045
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$1,286,953	$209,347	$551,469	$36,897	$1,260,762	$988,818	$87,764	$1,693,681	$633,298	$70,045
Total cost of foreign currency	$—	$3	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	SOCIALLY RESPONSIVE FUND	VALUE FUND	WORLD EQUITY FUND
	February 29, 2016	February 29, 2016	February 29, 2016
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,064,604	$11,910	$4,316
Affiliated issuers	—	—	—
	2,064,604	11,910	4,316
Cash	—	—	—
Foreign currency*	—	—	27
Cash collateral segregated for open option contracts	—	—	—
Cash collateral segregated for futures contracts	—	—	19
Receivable for open forward foreign currency contracts	—	—	17
Open swap contracts, at value (Note A)	—	—	7
Dividends and interest receivable	4,916	31	4
Receivable for securities sold	—	75	14
Receivable for Fund shares sold	2,154	21	—
Receivable from Management—net (Note B)	—	18	29
Receivable for variation margin on financial futures contracts	—	—	2
Prepaid expenses and other assets	88	23	28
Total Assets	2,071,762	12,078	4,463
Liabilities
Options contracts written, at value** (Note A)	—	—	—
Due to custodian	—	—	4
Open swap contracts, at value (Note A)	—	—	24
Payable for securities purchased	—	138	27
Payable for Fund shares redeemed	1,818	83	—
Payable to investment manager—net (Note B)	766	5	2
Payable to administrator—net (Note B)	456	—	—
Payable to trustees	—	2	2
Payable for organization costs	—	—	—
Accrued expenses and other payables	326	59	87
Total Liabilities	3,366	287	146
Net Assets	$2,068,396	$11,791	$4,317
Net Assets consist of:
Paid-in capital	$1,741,064	$14,124	$4,965
Undistributed net investment income (loss)	6,157	94	27
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	34,103	(1,555)	(725)
Net unrealized appreciation (depreciation) in value of investments	287,072	(872)	50
Net Assets	$2,068,396	$11,791	$4,317
Net Assets
Investor Class	$698,750	$—	$—
Trust Class	276,269	—	—
Advisor Class	—	—	—
Institutional Class	656,683	7,413	3,457
Class A	125,023	3,978	431
Class C	49,251	400	429
Class R3	28,970	—	—
Class R6	233,450	—	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	SOCIALLY RESPONSIVE FUND	VALUE FUND	WORLD EQUITY FUND
	February 29, 2016	February 29, 2016	February 29, 2016
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	22,937	—	—
Trust Class	15,342	—	—
Advisor Class	—	—	—
Institutional Class	21,542	583	400
Class A	7,019	314	50
Class C	2,837	32	50
Class R3	1,643	—	—
Class R6	7,656	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$30.46	$—	$—
Trust Class	18.01	—	—
Advisor Class	—	—	—
Institutional Class	30.48	12.71	8.64
Class R3	17.63	—	—
Class R6	30.49	—	—
Net Asset Value and redemption price per share
Class A	$17.81	$12.66	$8.62
Offering Price per share
Class A‡	$18.90	$13.43	$9.15
Net Asset Value and offering price per share
Class C^	$17.36	$12.46	$8.58
*Cost of Investments:
Unaffiliated issuers	$1,777,447	$12,782	$4,273
Affiliated issuers	—	—	—
Total cost of investments	$1,777,447	$12,782	$4,273
Total cost of foreign currency	$—	$—	$27
**Premium received from option contracts written	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND
	For the Six Months Ended February 29, 2016	For the Period from December 15, 2015 (Commencement of Operations) to February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016		For the Six Months Ended February 29, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$184	$50	$2,988	$33,968	$6,347	$51,602	$29	$33	$286		$8,981
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	18,711	—	—	—		—
Interest income—unaffiliated issuers	1	1	3	1,662	17	12	—	—	1		14
Income from investments in affiliated issuers (Note F)	—	—	—	—	—	53	—	—	—		—
Foreign taxes withheld (Note A)	—	—	(340)	(235)	(55)	(573)	(2)	(1)	(30)		(221)
Total income	$185	$51	$2,651	$35,395	$6,309	$69,805	$27	$32	$257		$8,774
Expenses:
Investment management fees (Note B)	124	13	1,952	4,518	1,929	33,829	15	11	539		3,032
Administration fees (Note B)	13	2	118	568	221	3,066	1	1	29		363
Administration fees (Note B):
Investor Class	—	—	—	—	616	1,798	—	—	—		995
Trust Class	—	—	—	—	144	3,070	—	—	—		160
Advisor Class	—	—	—	—	9	637	—	—	—		1
Institutional Class	14	2	129	568	10	1,551	1	1	43		35
Class A	7	—	15	264	4	—	1	1	3		39
Class C	8	—	6	363	3	—	—	—	—		2
Class R3	—	—	1	3	—	—	—	—	—		1
Class R6	—	—	9	—	—	279	—	—	—		—
Distribution fees (Note B):
Trust Class	—	—	—	—	42	—	—	—	—		47
Advisor Class	—	—	—	—	7	469	—	—	—		1
Institutional Class	—	—	—	—	—	—	—	—	—		—
Class A	9	—	18	330	5	—	1	1	3		48
Class C	38	1	27	1,814	14	—	1	1	1		12
Class R3	—	—	2	8	—	—	—	—	—		1
Class R6	—	—	—	—	—	—	—	—	—		—
Shareholder servicing agent fees:
Investor Class	—	—	—	—	197	600	—	—	—		400
Trust Class	—	—	—	—	2	32	—	—	—		2
Advisor Class	—	—	—	—	1	103	—	—	—		1
Institutional Class	1	1	53	18	—	43	—	—	20		1
Class A	1	1	3	24	1	—	—	—	1		2
Class C	1	1	—	12	—	—	—	—	—		—
Class R3	—	—	—	1	—	—	—	—	—		—
Class R6	—	—	1	—	—	25	—	—	—		—
Organization expense (Note A)	—	65	—	—	—	—	—	—	—		—
Audit fees	27	15	30	29	30	33	29	20	28		31
Custodian and accounting fees	20	12	341	201	102	706	27	19	75		142
Insurance expense	1	—	10	44	15	225	—	—	3		27
Legal fees	47	17	51	44	43	51	43	50	85		66
Registration and filing fees	25	2	42	56	46	135	23	32	26		54
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—	—	—	—	—		—
Shareholder reports	6	4	11	99	24	488	1	—	2		56
Trustees' fees and expenses	17	7	17	18	17	21	17	17	17		18
Interest expense	—	—	—	9	—	12	—	—	7	(Note E)	1
Miscellaneous	2	1	30	70	27	350	2	1	6		44
Total expenses	361	144	2,866	9,061	3,509	47,523	162	155	888		5,582

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	For the Six Months Ended February 29, 2016	For the Period from December 15, 2015 (Commencement of Operations) to February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016
Expenses reimbursed by Management (Note B)	(131)	(125)	(385)	—	(2)	(124)	(138)	(139)	(141)	—
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	—
Total net expenses	230	19	2,481	9,061	3,507	47,399	24	16	747	5,582
Net investment income (loss)	$(45)	$32	$170	$26,334	$2,802	$22,406	$3	$16	$(490)	$3,192
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	252	(10)	(23,046)	4,435	43,279	487,783	(45)	(41)	(8,439)*	137,673
Sales of investment securities of affiliated issuers	—	—	—	—	—	93,184	—	—	—	—
Foreign currency	—	—	(722)	(135)	—	(28)	(1)	—	(19)	(62)
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	775	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,723)	(487)	1,999	(29,040)	(100,359)	(164,564)	(127)	49	4,551	(176,099)
Affiliated investment securities	—	—	—	—	—	(829,579)	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Foreign currency	—	—	36	9	—	1	—	—	—	(14)
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	(342)	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	(2,471)	(497)	(21,733)	(24,298)	(57,080)	(413,203)	(173)	8	(3,907)	(38,502)
Net increase (decrease) in net assets resulting from operations	$(2,516)	$(465)	$(21,563)	$2,036	$(54,278)	$(390,797)	$(170)	$24	$(4,397)	$(35,310)

*  Reversal of capital gains taxes $42,055.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016		For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,770	$1,719	$1,636	$306		$13,766	$3,019	$1,029	$19,824	$9,403	$127
Dividend income—affiliated issuers (Note F)	—	—	—	—		—	—	—	—	—	—
Interest income—unaffiliated issuers	6	—	7	1		22	77	4	14	9	3
Income from investments in affiliated issuers (Note F)	—	—	—	—		—	—	—	—	—	—
Foreign taxes withheld (Note A)	(615)	(148)	(3)	(1)		—	—	—	(22)	(15)	—
Total income	$8,161	$1,571	$1,640	$306		$13,788	$3,096	$1,033	$19,816	$9,397	$130
Expenses:
Investment management fees (Note B)	4,998	643	2,004	145		3,234	2,902	271	5,717	3,045	330
Administration fees (Note B)	375	70	146	16		390	345	30	660	228	23
Administration fees (Note B):
Investor Class	114	—	—	9		981	403	39	—	—	45
Trust Class	90	16	—	—		165	143	18	—	401	8
Advisor Class	—	—	—	—		251	18	—	—	—	4
Institutional Class	424	96	187	14		31	186	14	926	141	9
Class A	93	4	44	4		3	98	14	95	129	4
Class C	12	4	26	9		2	10	3	44	29	2
Class R3	—	3	—	—		—	13	1	—	23	1
Class R6	4	—	—	—		—	12	—	—	3	—
Distribution fees (Note B):
Trust Class	—	5	—	—		49	—	5	—	118	2
Advisor Class	—	—	—	—		185	13	—	—	—	3
Institutional Class	—	—	—	—		—	—	—	—	—	—
Class A	116	5	55	4		4	123	17	119	161	5
Class C	60	18	128	47		11	49	18	221	147	11
Class R3	—	9	—	1		—	32	3	—	56	3
Class R6	—	—	—	—		—	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	65	—	—	13		349	202	18	—	—	41
Trust Class	15	4	—	—		4	2	5	—	21	2
Advisor Class	—	—	—	—		5	1	—	—	—	1
Institutional Class	11	2	7	1		1	7	1	358	8	1
Class A	8	1	11	—		—	7	3	18	13	1
Class C	1	—	2	—		—	2	—	5	3	—
Class R3	—	—	—	—		—	2	—	—	3	1
Class R6	—	—	—	—		—	2	—	—	1	—
Organization expense (Note A)	—	—	—	—		—	—	—	—	—	—
Audit fees	30	33	13	13		30	13	13	13	25	13
Custodian and accounting fees	233	83	69	44		149	140	43	176	110	50
Insurance expense	22	5	8	2		30	21	2	47	19	2
Legal fees	44	59	48	48		48	43	44	43	43	43
Registration and filing fees	67	46	45	39		65	65	44	30	61	50
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—		—	55	—	—	—	—
Shareholder reports	39	6	13	2		47	59	7	43	60	8
Trustees' fees and expenses	17	17	17	17		18	18	17	18	17	17
Interest expense	2	—	—	1	(Note E)	4	—	—	—	6	—
Miscellaneous	39	15	16	4		46	40	5	74	29	4
Total expenses	6,879	1,144	2,839	433		6,102	5,026	635	8,607	4,900	684

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016
Expenses reimbursed by Management (Note B)	(13)	(38)	(188)	(159)	(5)	(1)	(29)	—	(982)	(222)
Investment management fees waived (Note B)	(1,125)	—	—	—	—	—	(63)	—	—	—
Total net expenses	5,741	1,106	2,651	274	6,097	5,025	543	8,607	3,918	462
Net investment income (loss)	$2,420	$465	$(1,011)	$32	$7,691	$(1,929)	$490	$11,209	$5,479	$(332)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(3,639)	353	7,478	173	(53,203)	2,848	(3,755)	35,803	33,113	(11,741)
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(360)	(31)	(1)	—	—	—	—	—	—	—
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—	1,007	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(56,822)	(12,380)	(47,673)	(1,457)	(65,641)	(176,403)	(4,885)	(129,596)	5,222	(5,327)
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Foreign currency	(58)	(11)	—	—	—	—	—	—	—	—
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	(60,879)	(12,069)	(40,196)	(1,284)	(118,844)	(172,548)	(8,640)	(93,793)	38,335	(17,068)
Net increase (decrease) in net assets resulting from operations	$(58,459)	$(11,604)	$(41,207)	$(1,252)	$(111,153)	$(174,477)	$(8,150)	$(82,584)	$43,814	$(17,400)

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SOCIALLY RESPONSIVE FUND	VALUE FUND		WORLD EQUITY FUND
	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016		For the Six Months Ended February 29, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$20,218	$160		$25
Dividend income—affiliated issuers (Note F)	—	—		—
Interest income—unaffiliated issuers	11	—		—
Income from investments in affiliated issuers (Note F)	—	—		—
Foreign taxes withheld (Note A)	(204)	—		(1)
Total income	$20,025	$160		$24
Expenses:
Investment management fees (Note B)	5,154	41		16
Administration fees (Note B)	657	4		1
Administration fees (Note B):
Investor Class	731	—		—
Trust Class	509	—		—
Advisor Class	—	—		—
Institutional Class	318	4		2
Class A	137	5		—
Class C	51	1		1
Class R3	31	—		—
Class R6	24	—		—
Distribution fees (Note B):
Trust Class	150	—		—
Advisor Class	—	—		—
Institutional Class	—	—		—
Class A	171	6		1
Class C	256	2		2
Class R3	77	—		—
Class R6	—	—		—
Shareholder servicing agent fees:
Investor Class	289	—		—
Trust Class	12	—		—
Advisor Class	—	—		—
Institutional Class	13	1		—
Class A	10	1		—
Class C	3	—		—
Class R3	2	—		—
Class R6	3	—		—
Organization expense (Note A)	—	—		—
Audit fees	13	27		20
Custodian and accounting fees	200	19		46
Insurance expense	44	1		—
Legal fees	43	43		62
Registration and filing fees	72	22		31
Repayment to Management of expenses previously assumed by Management (Note B)	—	—		—
Shareholder reports	107	2		—
Trustees' fees and expenses	18	17		17
Interest expense	—	1	(Note E)	—
Miscellaneous	74	1		1
Total expenses	9,169	198		200
See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SOCIALLY RESPONSIVE FUND	VALUE FUND	WORLD EQUITY FUND
	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016	For the Six Months Ended February 29, 2016
Expenses reimbursed by Management (Note B)	—	(132)	(174)
Investment management fees waived (Note B)	—	—	—
Total net expenses	9,169	66	26
Net investment income (loss)	$10,856	$94	$(2)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	50,041	(1,422)	(455)
Sales of investment securities of affiliated issuers	—	—	—
Foreign currency	—	—	2
Financial futures contracts	—	—	0 [z]
Forward foreign currency contracts	—	—	(84)
Option contracts written	—	—	—
Swap contracts	—	—	(89)
Net increase from payments by affiliates (Note B)	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(110,132)	(115)	139
Affiliated investment securities	—	—	—
Forward foreign currency contracts	—	—	20
Foreign currency	(38)	—	—
Financial futures contracts	—	—	8
Option contracts written	—	—	—
Swap contracts	—	—	11
Net gain (loss) on investments	(60,129)	(1,537)	(448)
Net increase (decrease) in net assets resulting from operations	$(49,273)	$(1,443)	$(450)

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND		DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Period from December 15, 2015 (Commencement of Operations) to February 29, 2016 (Unaudited)	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(45)	$13	$32	$170	$3,913	$26,334	$57,892	$2,802	$6,120
Net realized gain (loss) on investments (Note A)	252	5,719	(10)	(23,768)	(13,466)	5,075	86,350	43,279	30,551
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(2,723)	(13,191)	(487)	2,035	(110,755)	(29,373)	(252,324)	(100,359)	(31,019)
Net increase (decrease) in net assets resulting from operations	(2,516)	(7,459)	(465)	(21,563)	(120,308)	2,036	(108,082)	(54,278)	5,652
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	—	(4,272)	(3,689)
Trust Class	—	—	—	—	—	—	—	(798)	(975)
Advisor Class	—	—	—	—	—	—	—	(115)	(81)
Institutional Class	—	—	—	(1,980)	(4,661)	(18,193)	(38,126)	(221)	(76)
Class A	—	—	—	(70)	(148)	(3,291)	(6,984)	(45)	(30)
Class C	—	—	—	—	(18)	(3,068)	(5,457)	(53)	(15)
Class R3	—	—	—	(2)	(4)	(37)	(66)	—	—
Class R6	—	—	—	(673)	(901)	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	—	(27,199)	(97,070)
Trust Class	—	—	—	—	—	—	—	(5,819)	(26,590)
Advisor Class	—	—	—	—	—	—	—	(710)	(2,190)
Institutional Class	(1,553)	(10,035)	—	—	—	(44,393)	(72,214)	(1,116)	(1,506)
Class A	(407)	(2,289)	—	—	—	(9,392)	(16,802)	(307)	(845)
Class C	(427)	(2,258)	—	—	—	(13,104)	(19,379)	(399)	(532)
Class R3	—	—	—	—	—	(113)	(166)	—	—
Class R6	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(2,387)	(14,582)	—	(2,725)	(5,732)	(91,591)	(159,194)	(41,054)	(133,599)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	—	2,771	8,055
Trust Class	—	—	—	—	—	—	—	880	18,496
Advisor Class	—	—	—	—	—	—	—	445	1,767
Institutional Class	978	20,777	12,760	49,526	87,329	80,012	381,003	1,946	24,211
Class A	1,143	2,229	540	7,426	7,072	14,869	59,143	419	5,983
Class C	108	815	602	302	2,549	13,832	53,763	412	2,437
Class R3	—	—	—	263	669	226	1,504	—	—
Class R6	—	—	1,000	1,370	27,239	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND		DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Period from December 15, 2015 (Commencement of Operations) to February 29, 2016 (Unaudited)	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	—	28,301	90,410
Trust Class	—	—	—	—	—	—	—	6,580	27,462
Advisor Class	—	—	—	—	—	—	—	825	2,257
Institutional Class	1,415	9,084	—	1,168	2,815	51,825	88,651	505	1,390
Class A	347	1,946	—	49	100	10,899	20,683	340	791
Class C	338	1,897	—	—	5	11,192	16,915	358	468
Class R3	—	—	—	1	2	104	153	—	—
Class R6	—	—	—	673	901	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	—	(25,342)	(61,339)
Trust Class	—	—	—	—	—	—	—	(13,049)	(52,974)
Advisor Class	—	—	—	—	—	—	—	(1,883)	(2,734)
Institutional Class	(12,068)	(39,639)	(70)	(87,510)	(199,441)	(408,857)	(424,474)	(21,479)	(4,552)
Class A	(1,203)	(18,968)	—	(4,385)	(9,601)	(64,501)	(214,296)	(1,298)	(5,617)
Class C	(1,106)	(6,533)	—	(1,699)	(1,616)	(63,267)	(82,624)	(744)	(830)
Class R3	—	—	—	(76)	(351)	(1,685)	(862)	—	—
Class R6	—	—	—	(2,878)	(1,867)	—	—	—	—
Net increase (decrease) from Fund share transactions	(10,048)	(28,392)	14,832	(35,770)	(84,195)	(355,351)	(100,441)	(20,013)	55,681
Net Increase (Decrease) in Net Assets	(14,951)	(50,433)	14,367	(60,058)	(210,235)	(444,906)	(367,717)	(115,345)	(72,266)
Net Assets:
Beginning of period	50,100	100,533	—	415,981	626,216	2,126,886	2,494,603	774,699	846,965
End of period	$35,149	$50,100	$14,367	$355,923	$415,981	$1,681,980	$2,126,886	$659,354	$774,699
Undistributed net investment income (loss) at end of period	$(189)	$(144)	$32	$—	$2,273	$—	$—	$1,128	$3,830
Distributions in excess of net investment income at end of period	$—	$—	$—	$(282)	$—	$(112)	$(1,857)	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GENESIS FUND		GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$22,406	$45,377	$3	$24	$16	$21	$(460)	$894	$3,192	$9,462
Net realized gain (loss) on investments (Note A)	580,939	1,347,628	(46)	3,139	(41)	—	(8,488)	18,813	137,611	109,228
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(994,142)	(1,140,993)	(127)	(4,661)	49	(198)	4,551	(26,428)	(176,113)	(155,129)
Net increase (decrease) in net assets resulting from operations	(390,797)	252,012	(170)	(1,498)	24	(177)	(4,397)	(6,721)	(35,310)	(36,439)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(7,480)	(7,717)	—	—	—	—	—	—	(7,114)	(8,219)
Trust Class	(1,035)	(1,507)	—	—	—	—	—	—	(694)	(1,086)
Advisor Class	(419)	(694)	—	—	—	—	—	—	(0)	(1)
Institutional Class	(13,363)	(14,769)	(6)	(226)	(21)	(19)	(857)	(634)	(699)	(1,123)
Class A	—	—	—	(24)	(6)	(5)	(6)	(21)	(63)	(735)
Class C	—	—	—	(7)	(1)	(1)	—	—	—	—
Class R3	—	—	—	—	—	—	—	—	(2)	(4)
Class R6	(13,260)	(10,902)	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(261,273)	(276,734)	—	—	—	—	—	—	(109,463)	(147,601)
Trust Class	(167,895)	(207,811)	—	—	—	—	—	—	(14,321)	(22,148)
Advisor Class	(69,131)	(82,457)	—	—	—	—	—	—	(37)	(53)
Institutional Class	(345,517)	(386,062)	—	(1,193)	—	—	(11,719)	(4,747)	(8,681)	(16,294)
Class A	—	—	—	(130)	—	—	(270)	(165)	(1,333)	(13,689)
Class C	—	—	—	(41)	—	—	(17)	(7)	(316)	(454)
Class R3	—	—	—	—	—	—	—	—	(68)	(110)
Class R6	(281,756)	(224,407)	—	—	—	—	—	—	—	—
Total distributions to shareholders	(1,161,129)	(1,213,060)	(6)	(1,621)	(28)	(25)	(12,869)	(5,574)	(142,791)	(211,517)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	81,419	208,626	—	—	—	—	—	—	5,418	18,391
Trust Class	72,829	169,016	—	—	—	—	—	—	1,815	9,083
Advisor Class	28,436	95,330	—	—	—	—	—	—	138	43
Institutional Class	426,319	679,324	2	105	1	2,003	27,062	121,023	6,214	25,421
Class A	—	—	117	183	1	660	7,966	7,076	3,963	28,946
Class C	—	—	19	129	—	250	—	61	602	566
Class R3	—	—	—	—	—	—	—	—	86	348
Class R6	382,418	681,153	—	—	—	—	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GENESIS FUND		GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	259,291	276,966	—	—	—	—	—	—	109,903	147,253
Trust Class	164,812	204,115	—	—	—	—	—	—	14,782	22,602
Advisor Class	64,441	67,182	—	—	—	—	—	—	34	45
Institutional Class	330,269	370,058	6	1,419	—	8	4,363	1,518	8,851	15,531
Class A	—	—	—	152	4	4	273	186	1,331	14,308
Class C	—	—	—	48	—	—	16	7	212	290
Class R3	—	—	—	—	—	—	—	—	45	73
Class R6	295,016	235,309	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(465,505)	(655,995)	—	—	—	—	—	—	(63,541)	(110,151)
Trust Class	(341,777)	(1,146,512)	—	—	—	—	—	—	(19,579)	(38,509)
Advisor Class	(166,836)	(234,491)	—	—	—	—	—	—	(47)	(101)
Institutional Class	(779,360)	(2,116,517)	(9)	(34,371)	—	—	(47,723)	(79,281)	(43,456)	(57,871)
Class A	—	—	(37)	(138)	(13)	—	(9,730)	(4,668)	(77,273)	(20,575)
Class C	—	—	(10)	(52)	—	—	(28)	(9)	(493)	(792)
Class R3	—	—	—	—	—	—	—	—	(82)	(474)
Class R6	(263,376)	(634,879)	—	—	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	88,396	(1,801,315)	88	(32,525)	(7)	2,925	(17,801)	45,913	(51,077)	54,427
Net Increase (Decrease) in Net Assets	(1,463,530)	(2,762,363)	(88)	(35,644)	(11)	2,723	(35,067)	33,618	(229,178)	(193,529)
Net Assets:
Beginning of period	10,961,444	13,723,807	3,840	39,484	2,723	—	107,577	73,959	1,315,351	1,508,880
End of period	$9,497,914	$10,961,444	$3,752	$3,840	$2,712	$2,723	$72,510	$107,577	$1,086,173	$1,315,351
Undistributed net investment income (loss) at end of period	$6,642	$19,793	$—	$—	$—	$—	$—	$837	$465	$5,845
Distributions in excess of net investment income at end of period	$—	$—	$(5)	$(2)	$(14)	$(2)	$(486)	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$2,420	$12,376	$465	$2,721	$(1,011)	$(1,811)	$32	$318	$7,691	$16,708
Net realized gain (loss) on investments (Note A)	(3,999)	43,979	322	7,567	7,477	28,680	173	37,436	(53,203)	158,090
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(56,880)	(108,755)	(12,391)	(20,315)	(47,673)	(31,465)	(1,457)	(38,893)	(65,641)	(285,678)
Net increase (decrease) in net assets resulting from operations	(58,459)	(52,400)	(11,604)	(10,027)	(41,207)	(4,596)	(1,252)	(1,139)	(111,153)	(110,880)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(510)	(885)	—	—	—	—	—	—	(11,530)	(10,234)
Trust Class	(126)	(220)	(91)	(131)	—	—	—	—	(1,539)	(1,405)
Advisor Class	—	—	—	—	—	—	—	—	(2,955)	(2,553)
Institutional Class	(12,200)	(15,333)	(2,723)	(3,070)	—	—	—	(166)	(711)	(1,391)
Class A	(269)	(133)	(35)	(92)	—	—	—	—	(53)	(28)
Class C	—	(6)	(7)	(14)	—	—	—	—	(27)	(29)
Class R3	—	—	(22)	(27)	—	—	—	—	(1)	(1)
Class R6	(499)	(387)	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	—	(5,509)	(76,307)	(141,939)
Trust Class	—	—	—	—	—	—	—	—	(11,016)	(21,949)
Advisor Class	—	—	—	—	—	—	—	—	(21,422)	(41,088)
Institutional Class	—	—	—	—	(20,020)	(14,661)	—	(48,281)	(4,239)	(16,389)
Class A	—	—	—	—	(2,291)	(923)	—	(3,492)	(367)	(433)
Class C	—	—	—	—	(1,408)	(765)	—	(10,313)	(334)	(675)
Class R3	—	—	—	—	—	—	—	(96)	(10)	(26)
Class R6	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(13,604)	(16,964)	(2,878)	(3,334)	(23,719)	(16,349)	—	(67,857)	(130,511)	(238,140)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,556	12,561	—	—	—	—	410	1,045	7,029	16,941
Trust Class	3,023	8,341	607	435	—	—	—	—	1,467	6,232
Advisor Class	—	—	—	—	—	—	—	—	4,816	12,640
Institutional Class	284,551	231,021	7,010	34,971	181,904	213,263	2,229	28,223	2,831	15,926
Class A	24,344	83,310	1,396	1,652	18,209	40,847	328	2,197	970	5,905
Class C	3,608	7,899	31	640	4,687	16,290	2,377	7,070	439	1,014
Class R3	—	—	418	2,161	—	—	10	91	3	85
Class R6	8,835	19,021	—	—	—	—	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	491	848	—	—	—	—	—	5,470	84,421	144,740
Trust Class	122	210	88	127	—	—	—	—	12,472	23,101
Advisor Class	—	—	—	—	—	—	—	—	23,911	42,453
Institutional Class	10,984	14,223	2,673	3,011	17,259	11,950	—	37,610	4,727	17,318
Class A	163	123	31	84	2,112	869	—	1,578	402	430
Class C	—	4	2	3	1,094	504	—	3,331	246	438
Class R3	—	—	20	25	—	—	—	46	8	10
Class R6	498	387	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(9,246)	(14,441)	—	—	—	—	(735)	(2,540)	(56,430)	(120,876)
Trust Class	(7,526)	(18,488)	(2,743)	(2,752)	—	—	—	—	(29,423)	(30,149)
Advisor Class	—	—	—	—	—	—	—	—	(21,515)	(51,994)
Institutional Class	(121,207)	(193,534)	(10,447)	(20,857)	(95,122)	(39,704)	(18,800)	(165,272)	(34,255)	(65,347)
Class A	(22,140)	(12,714)	(707)	(7,197)	(12,314)	(8,740)	(1,052)	(9,131)	(740)	(5,449)
Class C	(1,643)	(2,101)	(158)	(1,340)	(3,007)	(2,095)	(3,952)	(12,964)	(1,101)	(826)
Class R3	—	—	(189)	(754)	—	—	(3)	(6)	(1)	(119)
Class R6	(3,114)	(6,445)	—	—	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	175,299	130,225	(1,968)	10,209	114,822	233,184	(19,188)	(103,252)	277	12,473
Net Increase (Decrease) in Net Assets	103,236	60,861	(16,450)	(3,152)	49,896	212,239	(20,440)	(172,248)	(241,387)	(336,547)
Net Assets:
Beginning of period	1,194,384	1,133,523	237,547	240,699	490,453	278,214	59,769	232,017	1,408,228	1,744,775
End of period	$1,297,620	$1,194,384	$221,097	$237,547	$540,349	$490,453	$39,329	$59,769	$1,166,841	$1,408,228
Undistributed net investment income (loss) at end of period	$—	$7,983	$—	$1,580	$(1,138)	$(127)	$21	$(11)	$4,879	$14,004
Distributions in excess of net investment income at end of period	$(3,201)	$—	$(833)	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(1,929)	$(5,096)	$490	$352	$11,209	$20,872	$5,479	$12,607	$(332)	$(821)
Net realized gain (loss) on investments (Note A)	2,848	97,490	(3,755)	12,634	35,803	69,925	33,113	80,044	(11,741)	13,201
Net increase from payments by affiliates (Note B)	1,007	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(176,403)	13,126	(4,885)	(15,395)	(129,596)	(130,767)	5,222	(99,105)	(5,327)	(6,370)
Net increase (decrease) in net assets resulting from operations	(174,477)	105,520	(8,150)	(2,409)	(82,584)	(39,970)	43,814	(6,454)	(17,400)	6,010
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(178)	(385)	—	—	—	—	—	—
Trust Class	—	—	(55)	(112)	—	—	(3,048)	(3,770)	—	—
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	(225)	(259)	(18,688)	(23,005)	(4,430)	(6,372)	—	—
Class A	—	—	(77)	(48)	(435)	(682)	(1,506)	(1,812)	—	—
Class C	—	—	(11)	(6)	—	(62)	(228)	(107)	—	—
Class R3	—	—	(7)	(2)	—	—	(237)	(216)	—	—
Class R6	—	—	—	—	—	—	(431)	(451)	—	—
Net realized gain on investments:
Investor Class	(33,896)	(49,241)	(4,083)	(3,860)	—	—	—	—	(2,547)	—
Trust Class	(4,306)	(5,201)	(1,362)	(1,421)	—	—	(15,639)	(15,179)	(255)	—
Advisor Class	(570)	(701)	—	—	—	—	—	—	(199)	—
Institutional Class	(34,461)	(45,198)	(3,342)	(2,170)	(57,789)	(80,461)	(22,211)	(21,811)	(998)	—
Class A	(5,057)	(7,034)	(1,712)	(544)	(2,679)	(4,187)	(8,331)	(8,468)	(225)	—
Class C	(525)	(470)	(475)	(214)	(1,278)	(1,736)	(1,963)	(2,008)	(188)	—
Class R3	(647)	(602)	(175)	(40)	—	—	(1,528)	(1,276)	(105)	—
Class R6	(11,059)	(3,588)	—	—	—	—	(2,092)	(1,405)	—	—
Total distributions to shareholders	(90,521)	(112,035)	(11,702)	(9,061)	(80,869)	(110,133)	(61,644)	(62,875)	(4,517)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	27,484	15,922	721	4,599	—	—	—	—	584	1,497
Trust Class	9,373	29,016	224	1,581	—	—	10,363	52,339	180	406
Advisor Class	3,308	5,341	—	—	—	—	—	—	258	830
Institutional Class	89,523	108,137	4,015	25,010	61,104	210,581	38,254	123,794	1,795	6,147
Class A	26,376	30,607	2,515	12,692	8,355	36,459	16,357	63,436	708	3,145
Class C	4,175	3,088	869	2,123	3,884	15,280	701	5,220	299	786
Class R3	3,965	8,331	371	992	—	—	3,497	12,721	775	791
Class R6	89,748	70,359	—	—	—	—	7,443	11,285	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	31,963	46,576	4,057	4,040	—	—	—	—	2,498	—
Trust Class	4,301	5,194	1,391	1,451	—	—	18,521	18,790	249	—
Advisor Class	461	638	—	—	—	—	—	—	196	—
Institutional Class	34,137	45,062	3,513	2,366	12,661	14,388	21,347	22,144	680	—
Class A	4,971	6,930	1,394	576	2,761	4,327	9,172	9,562	222	—
Class C	500	448	254	55	1,106	1,493	1,846	1,794	170	—
Class R3	591	551	171	42	—	—	1,650	1,371	84	—
Class R6	10,862	3,408	—	—	—	—	2,523	1,856	—	—
Payments for shares redeemed:
Investor Class	(17,703)	(34,928)	(3,554)	(5,217)	—	—	—	—	(2,197)	(6,649)
Trust Class	(14,996)	(13,956)	(1,262)	(3,866)	—	—	(60,626)	(114,518)	(399)	(971)
Advisor Class	(1,467)	(6,069)	—	—	—	—	—	—	(475)	(1,773)
Institutional Class	(66,926)	(108,212)	(9,815)	(7,888)	(281,324)	(459,676)	(120,398)	(243,059)	(4,201)	(5,784)
Class A	(38,885)	(37,969)	(3,462)	(2,444)	(25,904)	(74,313)	(44,685)	(95,912)	(1,612)	(2,692)
Class C	(1,005)	(1,213)	(406)	(175)	(6,900)	(18,122)	(3,655)	(14,886)	(162)	(407)
Class R3	(2,021)	(4,615)	(367)	(120)	—	—	(5,669)	(13,178)	(321)	(262)
Class R6	(11,420)	(6,463)	—	—	—	—	(5,648)	(6,947)	—	—
Net increase (decrease) from Fund share transactions	187,315	166,183	629	35,817	(224,257)	(269,583)	(109,007)	(164,188)	(669)	(4,936)
Net Increase (Decrease) in Net Assets	(77,683)	159,668	(19,223)	24,347	(387,710)	(419,686)	(126,837)	(233,517)	(22,586)	1,074
Net Assets:
Beginning of period	1,175,202	1,015,534	107,505	83,158	2,340,298	2,759,984	806,358	1,039,875	86,411	85,337
End of period	$1,097,519	$1,175,202	$88,282	$107,505	$1,952,588	$2,340,298	$679,521	$806,358	$63,825	$86,411
Undistributed net investment income (loss) at end of period	$(5,598)	$(3,669)	$—	$—	$4,126	$12,040	$—	$—	$(332)	$—
Distributions in excess of net investment income at end of period	$—	$—	$(63)	$—	$—	$—	$(4,401)	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SOCIALLY RESPONSIVE FUND		VALUE FUND		WORLD EQUITY FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$10,856	$18,670	$94	$268	$(2)	$(3)
Net realized gain (loss) on investments (Note A)	50,041	181,229	(1,422)	430	(626)	(109)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(110,170)	(184,865)	(115)	(2,389)	178	(128)
Net increase (decrease) in net assets resulting from operations	(49,273)	15,034	(1,443)	(1,691)	(450)	(240)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,845)	(5,556)	—	—	—	—
Trust Class	(3,094)	(3,953)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(6,163)	(6,267)	(145)	(130)	—	—
Class A	(1,473)	(1,493)	(55)	(49)	—	—
Class C	(187)	(271)	(3)	(0)	—	—
Class R3	(265)	(272)	—	—	—	—
Class R6	(2,259)	(2,421)	—	—	—	—
Net realized gain on investments:
Investor Class	(40,564)	(78,302)	—	—	—	—
Trust Class	(26,830)	(58,788)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(39,606)	(69,181)	(122)	(748)	—	—
Class A	(12,415)	(21,497)	(67)	(433)	—	—
Class C	(4,777)	(7,205)	(7)	(32)	—	—
Class R3	(2,843)	(4,908)	—	—	—	—
Class R6	(13,352)	(24,850)	—	—	—	—
Total distributions to shareholders	(158,673)	(284,964)	(399)	(1,392)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	38,941	69,572	—	—	—	—
Trust Class	19,708	54,071	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	117,343	206,662	1,316	8,079	1	4,000
Class A	12,329	47,761	165	3,543	—	500
Class C	5,639	16,166	40	213	—	532
Class R3	4,921	8,582	—	—	—	—
Class R6	37,180	67,738	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SOCIALLY RESPONSIVE FUND		VALUE FUND		WORLD EQUITY FUND
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Six Months Ended February 29, 2016 (Unaudited)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	43,969	80,661	—	—	—	—
Trust Class	29,722	62,288	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	41,836	68,496	267	878	—	—
Class A	12,834	21,325	105	435	—	—
Class C	4,114	6,180	10	31	—	—
Class R3	3,009	5,038	—	—	—	—
Class R6	15,611	27,271	—	—	—	—
Payments for shares redeemed:
Investor Class	(80,310)	(133,905)	—	—	—	—
Trust Class	(54,909)	(158,470)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(156,992)	(194,272)	(6,065)	(6,637)	—	—
Class A	(23,918)	(39,136)	(2,950)	(3,554)	—	—
Class C	(6,376)	(6,487)	(124)	(195)	(26)	—
Class R3	(5,387)	(10,264)	—	—	—	—
Class R6	(19,933)	(128,504)	—	—	—	—
Net increase (decrease) from Fund share transactions	39,331	70,773	(7,236)	2,793	(25)	5,032
Net Increase (Decrease) in Net Assets	(168,615)	(199,157)	(9,078)	(290)	(475)	4,792
Net Assets:
Beginning of period	2,237,011	2,436,168	20,869	21,159	4,792	—
End of period	$2,068,396	$2,237,011	$11,791	$20,869	$4,317	$4,792
Undistributed net investment income (loss) at end of period	$6,157	$13,587	$94	$203	$27	$29
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except All Cap Core, Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-three offer Institutional Class shares, twenty-two offer Class A shares, twenty-two offer Class C shares, eleven offer Class R3 shares and seven offer Class R6 shares. Global Real Estate had no operations until December 30, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. World Equity had no operations until June 30, 2015, other than matters relating to its organization and registration of shares under the 1933 Act. Dividend Growth had no operations until December 15, 2015, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 29, 2016 were $35,206, $5,674, $6,817, $48,145, $3,325, $3,842, $11,036 and $271, for Focus, Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Socially Responsive and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Dividend Growth, to continue to, and the intention of Dividend Growth to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 29, 2016, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, gains and losses on equity swap contracts, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees and deemed distributions on shareholder redemptions. For the year ended August 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
All Cap Core	$2,475,936	$(148,445)	$(2,327,491)
Emerging Markets Equity	—	(535,097)	535,097
Equity Income	18,700,410	(6,272,238)	(12,428,172)
Focus	6,973,837	(927,712)	(6,046,125)
Genesis	201,340,347	(2,206,326)	(199,134,021)
Global Equity	2,527,964	4,853	(2,532,817)
Global Real Estate	(1,010)	2,462	(1,452)
Greater China Equity	7,846,085	(28,371)	(7,817,714)
Guardian	12,454,993	(906,084)	(11,548,909)
International Equity	—	537,597	(537,597)
International Select	—	(79,874)	79,874
Intrinsic Value	1,707,152	1,808,333	(3,515,485)
Large Cap Disciplined Growth	33,596,988	(150,228)	(33,446,760)
Large Cap Value	22,069,159	(705,119)	(21,364,040)
Mid Cap Growth	(3,016,582)	4,315,459	(1,298,877)

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Mid Cap Intrinsic Value	1,258,190	(132,745)	(1,125,445)
Multi-Cap Opportunities	13,718,785	(1,959,889)	(11,758,896)
Real Estate	12,543,004	121,641	(12,664,645)
Small Cap Growth	315,742	1,266,295	(1,582,037)
Socially Responsive	30,170,352	(2,302,381)	(27,867,971)
Value	337,824	(6,808)	(331,016)
World Equity	(41,556)	31,980	9,576

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2015		2014	2015		2014	2015		2014	2015		2014
All Cap Core	$2,189,581		$392,027	$12,392,546		$8,437,994	$—		$—	$14,582,127		$8,830,021
Emerging Markets Equity	5,731,674		2,577,895	—		—	—		—	5,731,674		2,577,895
Equity Income	65,720,431		62,522,140	93,473,349		102,840,935	—		—	159,193,780		165,363,075
Focus	19,619,019		14,850,876	113,979,974		63,750,537	—		—	133,598,993		78,601,413
Genesis	35,589,396		66,351,341	1,177,470,479		1,137,274,077	—		—	1,213,059,875		1,203,625,418
Global Equity	827,724		191,068	793,061		243,211	—		—	1,620,785		434,279
Global Real Estate	24,956	(1)	—	—	(1)	—	—	(1)	—	24,956	(1)	—
Greater China Equity	4,726,685		803,283	847,483		—	—		—	5,574,168		803,283
Guardian	18,290,813		33,366,130	193,226,409		112,517,878	—		—	211,517,222		145,884,008
International Equity	16,964,183		17,975,975	—		—	—		—	16,964,183		17,975,975
International Select	3,333,956		3,029,765	—		—	—		—	3,333,956		3,029,765
Intrinsic Value	3,457,299		1,071,106	12,891,705		8,738,393	—		—	16,349,004		9,809,499
Large Cap Disciplined Growth	10,825,277		21,926,193	57,031,255		52,335,028	—		—	67,856,532		74,261,221
Large Cap Value	106,665,862		145,323,607	131,474,524		135,542,504	—		—	238,140,386		280,866,111
Mid Cap Growth	—		—	112,035,066		58,429,501	—		—	112,035,066		58,429,501
Mid Cap Intrinsic Value	1,552,865		1,173,749	7,508,109		3,055,247	—		—	9,060,974		4,228,996
Multi-Cap Opportunities	23,749,224		13,459,794	86,383,844		27,819,682	—		—	110,133,068		41,279,476
Real Estate	14,563,346		16,336,584	48,311,493		51,381,659	—		—	62,874,839		67,718,243
Small Cap Growth	—		—	—		—	—		—	—		—
Socially Responsive	29,152,122		31,881,495	255,811,829		149,639,493	—		—	284,963,951		181,520,988
Value	1,232,049		73,519	160,048		—	—		—	1,392,097		73,519
World Equity	—	(2)	—	—	(2)	—	—	(2)	—	—	(2)	—

(1)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)  Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

As of August 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
All Cap Core	$—	$864,378	$3,728,591	$(136,214)	$(7,543)	$4,449,212
Emerging Markets Equity	2,327,788	—	(43,355,563)	(37,815,620)	(38,793)	(78,882,188)
Equity Income	—	65,485,836	123,622,180	—	—	189,108,016
Focus	3,830,625	22,018,934	113,025,836	—	—	138,875,395
Genesis	19,792,727	941,775,682	4,799,050,993	—	1	5,760,619,403
Global Equity	—	—	113,791	(18,498)	—	95,293
Global Real Estate	2,877	—	(201,164)	(937)	(2,475)	(201,699)
Greater China Equity	12,867,927	—	(21,575,643)	—	(117,266)	(8,824,982)
Guardian	5,845,457	70,409,073	238,264,632	—	—	314,519,162
International Equity	7,985,185	—	63,919,899	(232,677,834)	(2,096)	(160,774,846)
International Select	1,617,259	—	20,979,788	(35,147,641)	(36,909)	(12,587,503)
Intrinsic Value	730,420	22,984,342	36,014,134	—	(126,575)	59,602,321
Large Cap Disciplined Growth	—	—	3,104,403	(1,138,464)	(11,422)	1,954,517
Large Cap Value	14,003,603	111,549,784	(27,103,133)	—	1	98,450,255
Mid Cap Growth	—	74,487,845	283,497,126	(3,669,554)	—	354,315,417
Mid Cap Intrinsic Value	652,068	10,046,909	3,589,105	—	—	14,288,082
Multi-Cap Opportunities	12,040,328	48,888,336	381,596,270	—	1	442,524,935
Real Estate	—	45,789,063	40,723,260	—	1	86,512,324
Small Cap Growth	2,337,131	2,179,059	(776,250)	—	—	3,739,940
Socially Responsive	15,966,236	122,213,641	397,098,714	—	—	535,278,591
Value	202,950	196,284	(890,838)	—	—	(491,604)
World Equity	—	—	(118,042)	(79,784)	—	(197,826)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, capital loss carryforwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, non-deductible foreign capital gain taxes, and tax adjustments related to REITs, PFICs, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity; December 30, 2014 (Commencement of Operations) for Global Real Estate; and June 30, 2015 (Commencement of Operations) for World Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at

August 31, 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$4,896,907	$149,638,006	$78,142,921
International Select	—	—	35,147,641

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$11,906,360	$25,909,260
Global Real Estate	—	937
World Equity	—	79,784

(1)  The capital loss carryforwards shown above for International Equity include $4,896,907 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2015, International Equity, International Select and Small Cap Growth utilized capital loss carryforwards of $43,094,027, $7,668,960 and $7,030,740, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2015, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
All Cap Core	$136,214	$—	$—
Global Equity	2,134	—	16,364
Large Cap Disciplined Growth	—	—	1,138,464
Mid Cap Growth	3,669,554	—	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At February 29, 2016, there were no outstanding balances of accrued deferred capital gains tax for Emerging Markets Equity.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax.

Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2015, $316,202 of capital gains tax provisions from prior periods were reversed and are included as part of the change in net unrealized appreciation (depreciation) of investments in the Statements of Changes in Net Assets. During the period ended February 29, 2016, $42,055 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain (loss) on sales of investment securities of unaffiliated issuers in the Statements of Operations. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth until the following calendar year. At February 29, 2016, Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth estimated these amounts for the period January 1, 2016 to February 29, 2016 within the financial statements since the 2016 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2015, the character of distributions paid to shareholders of Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's, Real Estate's and Small Cap Growth's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth of the actual breakdown of distributions paid to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth to reflect actual results. As a result, the composition of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by Dividend Growth in connection with its organization, which amounted to $65,309 and is reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended February 29, 2016, certain of the Funds' use of derivatives, as described below, was limited to equity swaps, financial futures, forward contracts and written options transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the six months ended February 29, 2016, World Equity used equity swaps to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At February 29, 2016, the outstanding equity swaps* for World Equity were as follows:

Counterparty	Description	Expiration Date(s)	Value
Bank of America, N.A.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	1/30/2017- 7/11/2017	$(5,250)

*  The following table represents the individual long positions and related values of the equity swaps with Bank of America, N.A. as of February 29, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
United Kingdom
BAE Systems PLC	5,825	$45,348	$(3,756)
British American Tobacco PLC	209	12,389	(970)
British American Tobacco PLC	239	13,695	(637)
British American Tobacco PLC	87	4,719	35
Total Long Positions of Equity Swaps			$(5,328)
Financing Costs and Other Receivables (Payables)			78
Equity Swaps, at Value—Bank of America, N.A.			$(5,250)
Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs International	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	1/04/2017- 7/25/2017	$(18,258)

*  The following table represents the individual long positions and related values of the equity swaps with Goldman Sachs International as of February 29, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
United Kingdom
BP PLC	7,262	$40,607	$(5,084)
Cairn Homes PLC	17,121	21,923	(271)
Croda International PLC	559	24,385	(1,262)
Croda International PLC	544	25,303	(2,800)
Imperial Brands PLC	246	12,881	(135)
Imperial Brands PLC	89	4,663	(52)
Imperial Brands PLC	81	3,946	251
Imperial Brands PLC	623	32,887	(608)
ITV PLC	2,795	11,515	(1,844)
ITV PLC	2,990	11,831	(1,485)
Vodafone Group PLC	6,692	24,436	(3,972)
Vodafone Group PLC	6,851	22,015	(1,065)
Total Long Positions of Equity Swaps			$(18,327)
Financing Costs and Other Receivables (Payables)			69
Equity Swaps, at Value—Goldman Sachs International			$(18,258)
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	3/16/2017- 8/29/2017	$6,465

*  The following table represents the individual long positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of February 29, 2016.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Germany
Rheinmetall AG	436	$27,336	$3,760
Rheinmetall AG	223	15,445	459
Rheinmetall AG	280	17,754	2,216
			6,435
United Kingdom
Croda International PLC	113	4,668	6
Total Long Positions of Equity Swaps			$6,441
Financing Costs and Other Receivables (Payables)			24
Equity Swaps, at Value—Morgan Stanley Capital Services LLC			6,465
Total Equity Swaps, at Value			$(17,043)

(a)  Notional value represents the value (including any fees or commissions) of the long positions when they are established.

(b)  For the six months ended February 29, 2016, the average notional value of equity swaps for World Equity was $521,815 for long positions.

Financial futures contracts: During the six months ended February 29, 2016, World Equity used financial futures to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At February 29, 2016, open positions in financial futures for World Equity were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
March 2016	7 Mini MSCI Emerging Markets Index	Long	$5,335
March 2016	1 S&P 500 E-Mini Index	Long	2,323
Total			$7,658

During the six months ended February 29, 2016, the average notional value of financial futures for World Equity was $277,804 for long positions.

At February 29, 2016, the notional value of financial futures for World Equity was $356,210 for long positions.

At February 29, 2016, World Equity had deposited $19,085 in a segregated account to cover margin requirements on open financial futures.

Forward foreign currency contracts: During the six months ended February 29, 2016, World Equity used forward contracts to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At February 29, 2016, open forward contracts for World Equity were as follows:

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
280,000	Euro	$304,857	Morgan Stanley Capital Services LLC	3/31/2016	$7,378
173,700	Pound Sterling	241,791	Morgan Stanley Capital Services LLC	3/31/2016	9,196
					$16,574

For the six months ended February 29, 2016, World Equity's investment in forward contracts had an average notional value of $1,171,881.

Options: Equity Income used written option transactions in an attempt to generate incremental returns for the six months ended February 29, 2016.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions for Equity Income for the six months ended February 29, 2016 were:

Equity Income

	Number of Contracts	Premium Received
Outstanding 8/31/2015	7,886	$1,325,251
Options written	8,324	1,216,400
Options expired	(450)	(49,674)
Options exercised	(405)	(68,416)
Options closed	(13,305)	(1,985,543)
Outstanding 2/29/2016	2,050	$438,018

At February 29, 2016, Equity Income had deposited $6,825,000 in segregated accounts to cover requirements on put options written.

For the six months ended February 29, 2016, Equity Income had an average market value of $(909,262) in written options.

At February 29, 2016, Equity Income and World Equity had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
World Equity
Swap contracts	Open swap contracts, at value(1)	$—	$—	$6,898	$6,898
Financial futures	Receivable for variation margin on financial futures contracts(2)	—	—	7,658	7,658

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
World Equity
Forward contracts	Receivable for open forward foreign currency contracts	$—	$16,574	$—	$16,574
Total Value—Assets		$—	$16,574	$14,556	$31,130

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Option contracts written, at value	$—	$—	$(1,419,900)	$(1,419,900)
Total Value—Liabilities		$—	$—	$(1,419,900)	$(1,419,900)
World Equity
Swap contracts	Open swap contracts, at value(1)	$—	$—	$(23,941)	$(23,941)
Total Value—Liabilities		$—	$—	$(23,941)	$(23,941)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the equity swap contracts plus accrued interest as of February 29, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Open swap contracts, at value (Note A)."

(2)  "Financial futures" reflects the cumulative appreciation (depreciation) of futures contracts as of February 29, 2016, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of February 29, 2016, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 29, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Net realized gain (loss) on: option contracts written	$—	$—	$774,773	$774,773
Total Realized Gain (Loss)		$—	$—	$774,773	$774,773
World Equity
Swap contracts	Net realized gain (loss) on: swap contracts	$—	$—	$(88,335)	$(88,335)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Financial futures	Net realized gain (loss) on: financial futures contracts	$—	$—	$(305)	$(305)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(84,244)	—	(84,244)
Total Realized Gain (Loss)		$—	$(84,244)	$(88,640)	$(172,884)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	$—	$—	$(342,273)	$(342,273)
Total Change in Appreciation (Depreciation)		$—	$—	$(342,273)	$(342,273)
World Equity
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$—	$—	$11,213	$11,213
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	—	—	7,658	7,658
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	19,936	—	19,936
Total Change in Appreciation (Depreciation)		$—	$19,936	$18,871	$38,807

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income and World Equity, did not hold any derivative instruments during the six months ended February 29, 2016 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only World Equity at February 29, 2016. World Equity's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and

Liabilities. The following tables present World Equity's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by World Equity for assets, if any, and pledged by World Equity for liabilities, if any, as of February 29, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Swap contracts	$6,898	$—	$6,898
Forward contracts	16,574	—	16,574
Total	$23,472	$—	$23,472

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$113	$(113)	$—	$—
Goldman Sachs International	320	(320)	—	—
Morgan Stanley Capital Services LLC	23,039	—	—	23,039
Total	$23,472	$(433)	$—	$23,039

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Swap contracts	$(23,941)	$—	$(23,941)
Forward contracts	—	—	—
Total	$(23,941)	$—	$(23,941)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, N.A.	$(5,363)	$113		$(5,250)
Goldman Sachs International	(18,578)	320	$—	(18,258)
Total	$(23,941)	$433	$—	$(23,508)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of February 29, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by World Equity to each counterparty as of February 29, 2016.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For All Cap Core, Equity Income, Focus, Guardian, International Select, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For World Equity:
0.70%	0.675%	0.65%	0.625%	0.60%	0.575%	0.575%	0.575%	0.50%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(1)  Effective May 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity (0.21% effective February 1, 2014, and 0.18% effective January 28, 2013). Effective November 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of Mid Cap Intrinsic Value (0.16% effective March 1, 2015, 0.20% effective October 13, 2014, 0.30% effective February 1, 2014, 0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the six months ended February 29, 2016, such waived fees amounted to $1,124,838 and $63,083 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the six months ended February 29, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
All Cap Core	0.55%		Intrinsic Value	0.83%
Dividend Growth	0.50%		Large Cap Disciplined Growth	0.55%
Emerging Markets Equity	0.99%		Large Cap Value	0.50%
Equity Income	0.48%		Mid Cap Growth	0.50%
Focus	0.52%		Mid Cap Intrinsic Value	0.55	%(2)
Genesis	0.66%		Multi-Cap Opportunities	0.52%
Global Equity	0.75%		Real Estate	0.80%
Global Real Estate	0.80%		Small Cap Growth	0.85%
Greater China Equity	1.10%		Socially Responsive	0.47%
Guardian	0.50%		Value	0.55%
International Equity	0.80	%(1)	World Equity	0.70%
International Select	0.55%

(1)  0.62% annual effective net rate of the Fund's average daily net assets.

(2)  0.42% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended February 29, 2016, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Guardian Advisor Class	$15
Mid Cap Growth Institutional Class	48,148
Mid Cap Growth Class A	7,100

At February 29, 2016, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending August 31,
			2013		2014	2015	2016
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2016		2017	2018	2019
All Cap Core Fund Institutional Class	0.75%	8/31/19	$125,967		$142,102	$193,802	$90,932
All Cap Core Fund Class A	1.20%	8/31/19	84,083		64,707	38,933	20,039
All Cap Core Fund Class C	1.95%	8/31/19	33,146		30,603	33,756	20,124
Dividend Growth Fund Institutional Class	0.69%	8/31/19	—		—	—	102,919	(10)
Dividend Growth Fund Class A	1.05%	8/31/19	—		—	—	5,525	(10)
Dividend Growth Fund Class C	1.80%	8/31/19	—		—	—	5,676	(10)
Dividend Growth Fund Class R6	0.62%	8/31/19	—		—	—	10,429	(10)
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/19	993,712		883,793	744,611	283,250
Emerging Markets Equity Fund Class A	1.50%	8/31/19	30,312		50,749	48,820	22,625
Emerging Markets Equity Fund Class C	2.25%	8/31/19	13,600		17,601	19,352	7,706
Emerging Markets Equity Fund Class R3	1.91%	8/31/19	689		937	1,334	768
Emerging Markets Equity Fund Class R6	1.18%	8/31/19	38,968	(4)	122,359	135,881	70,731
Equity Income Fund Institutional Class	0.80%	8/31/19	—		—	—	—
Equity Income Fund Class A	1.16%	8/31/19	—		—	—	—
Equity Income Fund Class C	1.91%	8/31/19	—		—	—	—
Equity Income Fund Class R3	1.41%	8/31/19	—		—	—	—
Focus Fund Trust Class	1.50%	8/31/19	—		—	—	—
Focus Fund Advisor Class	1.50%	8/31/22	—		—	—	—
Focus Fund Institutional Class	0.75%	8/31/19	4,649		521	1,569	560
Focus Fund Class A	1.11%	8/31/19	977		726	1,267	760
Focus Fund Class C	1.86%	8/31/19	342		435	714	463
Genesis Fund Trust Class	1.50%	8/31/19	—		—	—	—
Genesis Fund Advisor Class	1.50%	8/31/22	—		—	—	—
Genesis Fund Institutional Class	0.85%	8/31/22	117,849		—	114,064	64,304
Genesis Fund Class R6	0.78%	8/31/19	—	(4)	—	98,555	59,515
Global Equity Fund Institutional Class	1.15%	8/31/19	261,844		210,511	250,677	111,983
Global Equity Fund Class A	1.51%	8/31/19	6,060		2,179	14,279	17,203

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013		2014	2015		2016
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018		2019
Global Equity Fund Class C	2.26%		8/31/19	$2,623		$967	$5,804		$8,234
Global Real Estate Fund Institutional Class	1.00%		8/31/19	—		—	185,695	(8)	95,938
Global Real Estate Fund Class A	1.36%		8/31/19	—		—	58,618	(8)	31,564
Global Real Estate Fund Class C	2.11%		8/31/19	—		—	24,540	(8)	11,986
Greater China Equity Fund Institutional Class	1.50%		8/31/19	160,702	(5)	193,960	127,913		135,556
Greater China Equity Fund Class A	1.86%		8/31/19	2,385	(5)	1,756	5,520		4,973
Greater China Equity Fund Class C	2.61%		8/31/19	2,350	(5)	264	302		265
Guardian Fund Trust Class	1.50%		8/31/19	—		—	—		—
Guardian Fund Advisor Class	1.50%		8/31/22	—		—	132		—
Guardian Fund Institutional Class	0.75%		8/31/19	—		—	—		—
Guardian Fund Class A	1.11%		8/31/19	—		—	—		—
Guardian Fund Class C	1.86%		8/31/19	—		—	—		—
Guardian Fund Class R3	1.36%		8/31/19	134		114	82		106
International Equity Fund Investor Class	1.40%		8/31/19	—	(3)	—	—		—
International Equity Fund Trust Class	2.00%		8/31/22	—	(3)	—	—		—
International Equity Fund Institutional Class	0.85%		8/31/22	784,945		213,333	—		5,472
International Equity Fund Class A	1.21	%(6)	8/31/19	—	(3)	8,879	—		5,785
International Equity Fund Class C	1.96	%(6)	8/31/19	1,409	(3)	1,864	280		1,190
International Equity Fund Class R6	0.78%		8/31/19	—		— (7)	—		145
International Select Fund Trust Class	1.25%		8/31/19	17,980		10,697	9,411		4,836
International Select Fund Institutional Class	0.90%		8/31/19	126,756		58,414	59,370		29,720
International Select Fund Class A	1.30	%(2)	8/31/19	6,163		430	535		311
International Select Fund Class C	2.00%		8/31/19	3,613		2,151	1,862		783
International Select Fund Class R3	1.51%		8/31/19	1,103		1,076	1,375		761
Intrinsic Value Fund Institutional Class	1.00%		8/31/19	289,297		302,070	340,028		151,132
Intrinsic Value Fund Class A	1.36%		8/31/19	20,599		28,539	36,427		26,462
Intrinsic Value Fund Class C	2.11%		8/31/19	16,477		17,391	20,091		10,880
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/19	—		—	24,759		29,519
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/19	219,810		239,882	207,321		88,988
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/19	29,500		32,217	17,358		11,056
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/19	15,074		23,600	44,223		28,187
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/19	327		375	845		700

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013		2014	2015	2016
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018	2019
Large Cap Value Fund Trust Class	1.50%		8/31/19	$—		$—	$—	$—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—		—	—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/19	—		—	—	4,856
Large Cap Value Fund Class A	1.11%		8/31/19	—		—	—	—
Large Cap Value Fund Class C	1.86%		8/31/19	—		—	—	—
Large Cap Value Fund Class R3	1.36%		8/31/19	83		82	150	84
Mid Cap Growth Fund Trust Class	1.50%		8/31/19	—		—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—		—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/19	22,814		6,497	—	—
Mid Cap Growth Fund Class A	1.11%		8/31/19	44,484		19,819	—	—
Mid Cap Growth Fund Class C	1.86%		8/31/19	2,985		2,522	1,417	348
Mid Cap Growth Fund Class R3	1.36%		8/31/19	3,079		1,821	1,091	468
Mid Cap Growth Fund Class R6	0.68%		8/31/19	—	(4)	—	—	—
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—		—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	13,066		—	5,431	6,047
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/19	3,203		—	9,476	12,516
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/19	5,190		—	6,502	8,195
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/19	494		—	1,413	1,939
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/19	203		60	515	792
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/19	—		—	—	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/19	—		—	—	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/19	—		—	—	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	—		—	—	—
Real Estate Fund Institutional Class	0.85%		8/31/22	707,517		817,481	815,617	312,700
Real Estate Fund Class A	1.21%		8/31/19	336,286		372,528	344,667	138,825
Real Estate Fund Class C	1.96%		8/31/19	90,654		95,712	82,791	32,493
Real Estate Fund Class R3	1.46%		8/31/19	24,426		40,953	50,213	24,787
Real Estate Fund Class R6	0.78%		8/31/19	5,033	(4)	29,668	58,233	32,101
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	177,688		192,480	193,142	106,280
Small Cap Growth Fund Trust Class	1.40%		8/31/22	60,615		34,116	25,252	12,104
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	14,942		14,620	12,127	5,491
Small Cap Growth Fund Institutional Class	0.90%		8/31/19	147,976		95,710	111,321	53,545
Small Cap Growth Fund Class A	1.26%		8/31/19	9,439		28,007	26,944	12,923
Small Cap Growth Fund Class C	2.01%		8/31/19	4,742		9,549	10,735	6,711
Small Cap Growth Fund Class R3	1.51%		8/31/19	1,908		3,116	4,968	4,098

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013	2014	2015		2016
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017	2018		2019
Socially Responsive Fund Trust Class	1.50%		8/31/19	$—	$—	$—		$—
Socially Responsive Fund Institutional Class	0.75%		8/31/19	—	—	—		—
Socially Responsive Fund Class A	1.11%		8/31/19	—	—	—		—
Socially Responsive Fund Class C	1.86%		8/31/19	—	—	—		—
Socially Responsive Fund Class R3	1.36%		8/31/19	—	—	—		—
Socially Responsive Fund Class R6	0.68%		8/31/19	— (4)	—	—		—
Value Fund Institutional Class	0.75	%(2)	8/31/19	122,469	156,332	166,457		81,621
Value Fund Class A	1.11	%(2)	8/31/19	141,386	94,806	98,743		43,557
Value Fund Class C	1.86	%(2)	8/31/19	8,538	7,238	7,050		4,276
World Equity Fund Institutional Class	1.00%		8/31/19	—	—	105,110	(9)	138,345
World Equity Fund Class A	1.36%		8/31/19	—	—	14,475	(9)	17,315
World Equity Fund Class C	2.11%		8/31/19	—	—	14,548	(9)	18,223

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012), 0.70% (effective December 30, 2015 and prior to September 18, 2015; 0.71% from September 18, 2015 to December 29, 2015), 1.09% (effective December 30, 2015; 1.10% from September 18, 2015 to December 29, 2015; 1.08% from December 12, 2014 to September 17, 2015; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014; 1.09% from March 14, 2014 to June 12, 2014; and 1.04% prior to October 12, 2012), and 1.83% (effective December 12, 2014), respectively, per annum of their average daily net assets. For the six months ended February 29, 2016, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value amounted to $1,179, $440,714, $20,046, $1,114, $2,082, $414 and $73, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(4)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(5)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(6)  From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

(7)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(8)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(9)  Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

(10)  Period from December 15, 2015 (Commencement of Operations) to February 29, 2016.

Neuberger Berman Asia Limited ("NB Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day investment business.

Neuberger Berman LLC ("NB LLC"), as the sub-adviser to each Fund (except Greater China Equity), was retained by Management through December 31, 2015, to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of NB LLC and/or Management. As a result of the entity consolidation described on page 52 of this Semi-Annual Report, the services previously provided by NB LLC under the sub-advisory agreements are being provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman Management LLC ("NBM") with respect to each class of shares. NBM acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears advertising and promotion expenses.

However, NBM receives fees from Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, NBM's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, NBM receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. NBM receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 29, 2016, NBM, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
All Cap Core Fund Class A	$108	$—	$—	$—
All Cap Core Fund Class C	—	22	—	—
Dividend Growth Fund Class A(1)	—	—	—	—
Dividend Growth Fund Class C(1)	—	—	—	—
Emerging Markets Equity Fund Class A	734	—	—	—
Emerging Markets Equity Fund Class C	—	580	—	—
Equity Income Fund Class A	11,727	—	—	—
Equity Income Fund Class C	—	33,356	—	—
Focus Fund Class A	187	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Focus Fund Class C	$—	$241	$—	$—
Global Equity Fund Class A	48	—	—	—
Global Equity Fund Class C	—	5	—	—
Global Real Estate Fund Class A	—	—	—	—
Global Real Estate Fund Class C	—	—	—	—
Greater China Equity Fund Class A	155	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	357	—	—	—
Guardian Fund Class C	—	41	—	—
International Equity Fund Class A	3,297	—	—	—
International Equity Fund Class C	—	7,168	—	—
International Select Fund Class A	72	—	—	—
International Select Fund Class C	—	224	—	—
Intrinsic Value Fund Class A	12,685	—	—	—
Intrinsic Value Fund Class C	—	6,207	—	—
Large Cap Disciplined Growth Fund Class A	248	—	—	—
Large Cap Disciplined Growth Fund Class C	—	272	—	—
Large Cap Value Fund Class A	8	—	—	—
Large Cap Value Fund Class C	—	323	—	—
Mid Cap Growth Fund Class A	11,330	—	—	—
Mid Cap Growth Fund Class C	—	3,937	—	—
Mid Cap Intrinsic Value Fund Class A	1,376	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	9,241	—	—	—
Multi-Cap Opportunities Fund Class C	—	3,807	—	—
Real Estate Fund Class A	1,098	—	—	—
Real Estate Fund Class C	—	1,383	—	—
Small Cap Growth Fund Class A	653	—	—	—
Small Cap Growth Fund Class C	—	68	—	—
Socially Responsive Fund Class A	13,703	—	—	—
Socially Responsive Fund Class C	—	5,175	—	—
Value Fund Class A	102	—	—	—
Value Fund Class C	—	6	—	—
World Equity Fund Class A	—	—	—	—
World Equity Fund Class C	—	—	—	—

(1)  Period from December 15, 2015 (Commencement of Operations) to February 29, 2016.

For the six months ended February 29, 2016, Mid Cap Growth recorded a capital contribution from Management in the amount of $1,006,679. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the six months ended February 29, 2016, there were purchase and sale transactions of long-term securities (excluding equity swaps, financial futures, forward contracts and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
All Cap Core	$32,149	$42,985	Intrinsic Value	$122,091	$19,515
Dividend Growth(1)	12,816	108	Large Cap Disciplined Growth	13,767	32,705
Emerging Markets Equity	71,354	119,552	Large Cap Value	996,114	990,163
Equity Income	497,545	873,294	Mid Cap Growth	465,433	336,675
Focus	315,756	372,077	Mid Cap Intrinsic Value	17,123	21,657
Genesis	653,486	1,735,114	Multi-Cap Opportunities	163,885	435,625
Global Equity	737	637	Real Estate	158,650	322,402
Global Real Estate	393	447	Small Cap Growth	80,196	85,282
Greater China Equity	62,000	93,314	Socially Responsive	295,019	415,178
Guardian	751,153	1,013,109	Value	10,617	18,215
International Equity	399,805	225,525	World Equity	4,827	5,361
International Select	34,308	34,787

(1)  Period from December 15, 2015 (Commencement of Operations) to February 29, 2016.

During the six months ended February 29, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 29, 2016 and for the year ended August 31, 2015 was as follows:

	For the Six Months Ended February 29, 2016				For the Year Ended August 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
All Cap Core:
Institutional Class	115	168	(1,458)	(1,175)	1,960	1,031	(4,248)	(1,257)
Class A	132	42	(146)	28	231	225	(1,876)	(1,420)
Class C	14	45	(142)	(83)	94	235	(763)	(434)
Dividend Growth:
Institutional Class(3)	1,280	—	(7)	1,273	—	—	—	—
Class A(3)	54	—	—	54	—	—	—	—
Class C(3)	61	—	—	61	—	—	—	—
Class R6(3)	100	—	—	100	—	—	—	—

	For the Six Months Ended February 29, 2016						For the Year Ended August 31, 2015
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	3,608		83		(6,249)	(2,558)	5,409	180		(12,309)	(6,720)
Class A	535		3		(317)	221	439	6		(601)	(156)
Class C	22		—		(126)	(104)	160	0	[z]	(103)	57
Class R3	20		0	[z]	(6)	14	41	0	[z]	(22)	19
Class R6	99		48		(194)	(47)	1,689	58		(115)	1,632
Equity Income:
Institutional Class	6,995		4,556		(35,581)	(24,030)	29,741	7,206		(33,615)	3,332
Class A	1,310		961		(5,618)	(3,347)	4,659	1,689		(16,802)	(10,454)
Class C	1,222		991		(5,559)	(3,346)	4,276	1,391		(6,561)	(894)
Class R3	20		9		(149)	(120)	119	12		(68)	63
Focus:
Investor Class	112		1,150		(1,021)	241	292	3,621		(2,261)	1,652
Trust Class	57		431		(850)	(362)	955	1,721		(3,055)	(379)
Advisor Class	57		111		(240)	(72)	173	267		(272)	168
Institutional Class	78		21		(908)	(809)	925	56		(171)	810
Class A	28		23		(91)	(40)	348	50		(316)	82
Class C	54		50		(102)	2	273	58		(91)	240
Genesis:
Investor Class	2,441		8,432		(13,180)	(2,307)	5,468	7,864		(17,210)	(3,878)
Trust Class	1,317		3,071		(5,959)	(1,571)	2,766	3,563		(18,819)	(12,490)
Advisor Class	1,168		2,934		(6,342)	(2,240)	3,289	2,515		(7,977)	(2,173)
Institutional Class	7,848		6,478		(14,653)	(327)	11,595	6,762		(36,467)	(18,110)
Class R6	7,126		5,788		(4,880)	8,034	11,786	4,300		(10,853)	5,233
Global Equity:
Institutional Class	0	[z]	1		(2)	(1)	15	225		(3,202)	(2,962)
Class A	18		—		(6)	12	26	24		(19)	31
Class C	3		—		(2)	1	20	8		(5)	23
Global Real Estate:
Institutional Class	0	[z]	0	[z]	—	0 [z]	200	1		—	201 (1)
Class A	0	[z]	0	[z]	(1)	(1)	66	0	[z]	—	66 (1)
Class C	—		—		—	—	25	0	[z]	—	25 (1)
Greater China Equity:
Institutional Class	2,399		389		(4,073)	(1,285)	8,957	129		(6,123)	2,963
Class A	663		24		(829)	(142)	529	16		(339)	206
Class C	—		1		(2)	(1)	4	1		(1)	4

	For the Six Months Ended February 29, 2016						For the Year Ended August 31, 2015
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Guardian:
Investor Class	333		7,174		(3,999)	3,508	961	8,305		(5,876)	3,390
Trust Class	167		1,446		(1,745)	(132)	671	1,810		(2,853)	(372)
Advisor Class	11		3		(4)	10	3	3		(6)	0 [z]
Institutional Class	391		577		(2,814)	(1,846)	1,343	875		(3,053)	(835)
Class A	332		132		(6,390)	(5,926)	2,162	1,159		(1,566)	1,755
Class C	49		17		(42)	24	36	20		(52)	4
Class R3	6		4		(6)	4	22	5		(31)	(4)
International Equity:
Investor Class	180		25		(465)	(260)	603	43		(703)	(57)
Trust Class	139		5		(337)	(193)	360	10		(806)	(436)
Institutional Class	26,613		1,013		(11,566)	16,060	20,402	1,346		(17,406)	4,342
Class A	1,130		7		(1,051)	86	3,542	6		(550)	2,998
Class C	166		—		(77)	89	342	0	[z]	(93)	249
Class R6	829		45		(294)	580	1,637	36		(562)	1,111
International Select:
Trust Class	57		8		(270)	(205)	39	12		(243)	(192)
Institutional Class	677		252		(1,038)	(109)	3,139	287		(1,855)	1,571
Class A	135		3		(68)	70	148	8		(628)	(472)
Class C	3		0	[z]	(16)	(13)	58	0	[z]	(122)	(64)
Class R3	40		2		(19)	23	195	2		(68)	129
Intrinsic Value:
Institutional Class	14,487		1,318		(7,289)	8,516	14,311	887		(2,699)	12,499
Class A	1,432		165		(957)	640	2,767	66		(598)	2,235
Class C	374		89		(245)	218	1,140	39		(150)	1,029
Large Cap Disciplined Growth:
Investor Class	103		—		(185)	(82)	222	1,421		(519)	1,124
Institutional Class	545		—		(4,744)	(4,199)	6,125	9,668		(28,538)	(12,745)
Class A	83		—		(262)	(179)	520	411		(1,466)	(535)
Class C	635		—		(1,087)	(452)	1,946	943		(2,938)	(49)
Class R3	3		—		(1)	2	19	12		(1)	30
Large Cap Value:
Investor Class	282		3,565		(2,243)	1,604	561	4,959		(3,948)	1,572
Trust Class	89		808		(1,844)	(947)	290	1,157		(1,422)	25
Advisor Class	372		2,074		(1,656)	790	763	2,721		(3,134)	350
Institutional Class	110		198		(1,303)	(995)	515	590		(2,183)	(1,078)
Class A	54		26		(45)	35	287	21		(263)	45
Class C	37		22		(92)	(33)	62	29		(53)	38
Class R3	0	[z]	1		(0)[z]	1	5	1		(8)	(2)

	For the Six Months Ended February 29, 2016				For the Year Ended August 31, 2015
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Growth:
Investor Class	2,498	2,578	(1,369)	3,707	1,103	3,591	(2,454)	2,240
Trust Class	431	201	(691)	(59)	1,206	239	(588)	857
Advisor Class	146	21	(65)	102	224	29	(248)	5
Institutional Class	6,736	2,690	(5,210)	4,216	7,353	3,406	(7,429)	3,330
Class A	1,223	232	(1,998)	(543)	1,256	320	(1,607)	(31)
Class C	189	23	(48)	164	129	21	(52)	98
Class R3	177	27	(91)	113	338	25	(189)	174
Class R6	6,725	854	(878)	6,701	4,743	257	(447)	4,553
Mid Cap Intrinsic Value:
Investor Class	38	231	(186)	83	205	194	(232)	167
Trust Class	14	96	(79)	31	83	82	(203)	(38)
Institutional Class	204	200	(531)	(127)	1,096	114	(355)	855
Class A	165	96	(228)	33	673	33	(126)	580
Class C	56	18	(29)	45	113	3	(9)	107
Class R3	23	12	(26)	9	53	2	(6)	49
Multi-Cap Opportunities:
Institutional Class	4,159	844	(19,090)	(14,087)	13,322	947	(28,934)	(14,665)
Class A	557	185	(1,777)	(1,035)	2,308	286	(4,697)	(2,103)
Class C	269	76	(483)	(138)	997	101	(1,182)	(84)
Real Estate:
Trust Class	749	1,350	(4,375)	(2,276)	3,541	1,310	(7,796)	(2,945)
Institutional Class	2,771	1,552	(8,709)	(4,386)	8,301	1,540	(16,623)	(6,782)
Class A	1,187	669	(3,194)	(1,338)	4,281	667	(6,573)	(1,625)
Class C	51	134	(264)	(79)	350	125	(1,031)	(556)
Class R3	253	120	(412)	(39)	857	96	(906)	47
Class R6	532	184	(395)	321	751	129	(477)	403
Small Cap Growth:
Investor Class	22	95	(82)	35	50	—	(227)	(177)
Trust Class	6	9	(15)	0 [z]	13	—	(31)	(18)
Advisor Class	13	11	(27)	(3)	40	—	(86)	(46)
Institutional Class	68	25	(163)	(70)	198	—	(192)	6
Class A	25	8	(57)	(24)	96	—	(84)	12
Class C	15	10	(9)	16	36	—	(20)	16
Class R3	40	5	(18)	27	36	—	(11)	25

	For the Six Months Ended February 29, 2016					For the Year Ended August 31, 2015
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Socially Responsive:
Investor Class	1,201		1,365	(2,441)	125	1,957	2,406	(3,777)	586
Trust Class	1,006		1,560	(2,774)	(208)	2,448	3,011	(7,166)	(1,707)
Institutional Class	3,571		1,298	(4,802)	67	5,838	2,041	(5,495)	2,384
Class A	638		681	(1,248)	71	2,128	1,040	(1,788)	1,380
Class C	300		224	(334)	190	757	308	(305)	760
Class R3	257		161	(289)	129	394	248	(478)	164
Class R6	1,122		484	(628)	978	1,911	813	(3,597)	(873)
Value:
Institutional Class	96		20	(444)	(328)	517	58	(427)	148
Class A	12		8	(215)	(195)	228	28	(235)	21
Class C	3		1	(10)	(6)	14	2	(13)	3
World Equity:
Institutional Class	0	[z]	—	—	0 [z]	400	—	—	400	(2)
Class A	—		—	—	—	50	—	—	50	(2)
Class C	—		—	(3)	(3)	53	—	—	53	(2)

(1)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)  Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

(3)  Period from December 15, 2015 (Commencement of Operations) to February 29, 2016.

z  A zero balance, if any, may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At February 29, 2016, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 29, 2016.

During the period from September 1, 2015 through February 29, 2016, the following Funds had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Greater China Equity	6	$11,150,000	1.43%	$2,502
Large Cap Disciplined Growth	4	4,650,000	1.43%	624
Value	2	1,350,000	1.19%	90

(1)  Interest Paid is reflected in the Statements of Operations under the caption "Interest expense."

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2016	Value February 29, 2016	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,378,600	—	153,200	1,225,400	$48,060,188	$295,130		$(87,442)
Altisource Asset Management Corp.(2)	125,617	—	125,617	—	—	—	*	(14,309,310)
Balchem Corp.(2)	1,597,909	—	177,900	1,420,009	89,843,969	493,139		2,507,050
Bank of Hawaii Corp.(2)	2,290,312	—	251,900	2,038,412	129,439,162	1,894,556		3,778,882
CLARCOR, Inc.(2)	2,511,788	—	691,700	1,820,088	87,619,036	972,835		18,357,230
Compass Minerals International, Inc.(2)	1,875,573	—	537,900	1,337,673	90,747,736	2,027,492		32,652,086
Computer Modelling Group Ltd.	5,512,600	—	616,000	4,896,600	35,285,918	805,232		(721,115)
Exponent, Inc.	2,269,970	—	252,600	2,017,370	94,191,005	663,171		8,220,232
First Financial Bankshares, Inc.(2)	3,321,547	—	369,100	2,952,447	77,974,125	1,028,095		3,971,854
Forward Air Corp.	1,783,468	—	198,200	1,585,268	64,552,113	203,204		642,389
Gray Television, Inc.	2,323,150	887,400	220,100	2,990,450	34,509,793	—	*	525,690
Haemonetics Corp.(2)	2,903,300	—	1,116,662	1,786,638	57,315,347	—	*	10,333,023
Healthcare Services Group, Inc.(2)	3,715,881	—	412,700	3,303,181	117,196,862	1,235,849		9,217,842
Hibbett Sports, Inc.	1,569,369	—	374,600	1,194,769	42,414,300	—	*	1,186,774
ICON PLC	3,451,300	—	479,500	2,971,800	211,473,288	—	*	20,240,838
Innophos Holdings, Inc.(2)	1,154,142	—	1,154,142	—	—	299,012		(17,517,738)
Lindsay Corp.	729,350	25,600	80,600	674,350	48,822,940	380,772		(1,702,248)
Monotype Imaging Holdings, Inc.	3,344,806	—	371,900	2,972,906	70,576,788	634,511		(1,975,856)
Nexstar Broadcasting Group, Inc. Class A	2,395,521	—	266,400	2,129,121	95,129,126	950,275		1,471,974

	Balance of Shares Held August 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 29, 2016	Value February 29, 2016	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Pason Systems, Inc.(2)	4,262,257	—	612,400	3,649,857	$45,258,227	$1,039,648		$(4,314,566)
Phibro Animal Health Corp. Class A	1,048,000	233,744	—	1,281,744	35,453,039	253,129		—
Pool Corp.	2,475,598	—	287,700	2,187,898	175,622,572	617,081		9,969,018
Power Integrations, Inc.	2,458,400	—	272,200	2,186,200	100,193,546	563,614		(3,433,593)
Raven Industries, Inc.(2)	2,568,452	—	1,069,000	1,499,452	22,911,627	528,516		(1,486,242)
Rogers Corp.	1,363,251	—	151,400	1,211,851	64,737,080	—	*	(2,683,039)
Safety Insurance Group, Inc.(2)	790,949	—	233,643	557,306	30,824,595	857,684		2,382,658
Sensient Technologies Corp.	3,306,945	19,900	355,500	2,971,345	170,792,911	1,673,241		7,677,451
State Street Institutional Treasury Plus Fund Premier Class	131,910,217	683,884,923	639,876,866	175,918,274	175,918,274	53,147		—
Tennant Co.	917,602	139,100	40,200	1,016,502	47,308,003	412,781		(857,271)
West Pharmaceutical Services, Inc.(2)	3,917,758	—	456,400	3,461,358	214,673,423	881,570		9,136,964
Total					$2,478,844,993	$18,763,684		$93,183,535

(1)  Affiliated issuers, as defined in the Investment Company Act of 1940, as amended.

(2)  At February 29, 2016, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Other: At February 29, 2016, Neuberger Berman Inflation Managed Fund, which is also managed by Management, held 0.05% of the outstanding shares of Emerging Markets Equity. At February 29, 2016, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.44% and 0.22% of the outstanding shares of Emerging Markets Equity and International Equity, respectively.

In addition, at February 29, 2016, affiliated investors owned 20.16%, 0.01%, 0.02%, 3.07%, 86.08%, 0.31%, 0.01%, 0.07%, 0.35% and 99.98% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, Mid Cap Growth, Mid Cap Intrinsic Value, Value and World Equity, respectively.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
All Cap Core Fund
Institutional Class
2/29/2016 (Unaudited)	$8.77	$0.00	$(0.46)	$(0.46)	$—	$(0.45)	$—	$(0.45)	$—	$—	$7.86	(5.56	)%**	$21.7	1.35	%*	0.75	%*	0.08	%*	79%**
8/31/2015	$11.42	$0.03	$(1.04)	$(1.01)	$—	$(1.64)	$—	$(1.64)	$—	$—	$8.77	(8.91)%		$34.5	1.12%		0.75%		0.28%		95%
8/31/2014	$10.18	$0.01	$2.18	$2.19	$(0.01)	$(0.94)	$—	$(0.95)	$0.00	$—	$11.42	22.55%[g]		$59.3	1.03%		0.75%		0.12%		62%
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.18	17.97%		$48.3	1.10%		0.75%		0.40%		70%
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—	$—	$9.34	12.21%		$27.1	1.15%		0.75%		0.26%		93%
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—	$—	$9.05	18.62%		$27.3	1.17%		0.75%		0.67%		150%
Class A
2/29/2016 (Unaudited)	$8.58	$(0.02)	$(0.46)	$(0.48)	$—	$(0.45)	$—	$(0.45)	$—	$—	$7.65	(5.93	)%**	$6.8	1.76	%*	1.20	%*	(0.41	)%*	79%**
8/31/2015	$11.25	$(0.02)	$(1.01)	$(1.03)	$—	$(1.64)	$—	$(1.64)	$—	$—	$8.58	(9.26)%		$7.4	1.50%		1.20%		(0.19)%		95%
8/31/2014	$10.08	$(0.04)	$2.15	$2.11	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$11.25	21.95%[g]		$25.7	1.40%		1.20%		(0.34)%		62%
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.08	17.50%		$30.7	1.48%		1.20%		(0.02)%		70%
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—	$—	$9.29	11.62%		$29.2	1.53%		1.20%		(0.20)%		93%
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—	$—	$9.03	18.15%		$30.9	1.58%		1.20%		0.23%		150%
Class C
2/29/2016 (Unaudited)	$7.96	$(0.04)	$(0.43)	$(0.47)	$—	$(0.45)	$—	$(0.45)	$—	$—	$7.04	(6.27	)%**	$6.7	2.48	%*	1.95	%*	(1.14	)%*	79%**
8/31/2015	$10.64	$(0.08)	$(0.96)	$(1.04)	$—	$(1.64)	$—	$(1.64)	$—	$—	$7.96	(9.97)%		$8.2	2.24%		1.95%		(0.93)%		95%
8/31/2014	$9.64	$(0.11)	$2.05	$1.94	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$10.64	21.13%[g]		$15.6	2.15%		1.95%		(1.08)%		62%
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—	$—	$9.64	16.60%		$13.6	2.23%		1.95%		(0.78)%		70%
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—	$—	$8.98	10.71%		$11.7	2.28%		1.95%		(0.96)%		93%
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—	$—	$8.82	17.29%		$13.2	2.30%		1.95%		(0.53)%		150%
Dividend Growth Fund
Institutional Class
Period from 12/15/2015^ to 2/29/2016 (Unaudited)	$10.00	$0.03	$(0.38)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.65	(3.50	)%**	$12.3	3.50	%[b]*	0.69	%[b]*	1.32	%[b]*	1%**
Class A
Period from 12/15/2015^ to 2/29/2016 (Unaudited)	$10.00	$0.02	$(0.37)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.65	(3.50	)%**	$0.5	4.32	%[b]*	1.05	%[b]*	0.87	%[b]*	1%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund (cont'd)
Class C
Period from 12/15/2015^ to 2/29/2016 (Unaudited)	$10.00	$0.00	$(0.37)	$(0.37)	$—	$—	$—	$—	$—	$—	$9.63	(3.70	)%**	$0.6	5.03	%[b]*	1.80	%[b]*	0.15	%[b]*	1%**
Class R6
Period from 12/15/2015^ to 2/29/2016 (Unaudited)	$10.00	$0.03	$(0.37)	$(0.34)	$—	$—	$—	$—	$—	$—	$9.66	(3.40	)%**	$1.0	3.68	%[b]*	0.62	%[b]*	1.27	%[b]*	1%**
Emerging Markets Equity Fund
Institutional Class
2/29/2016 (Unaudited)	$13.94	$0.01	$(0.84)	$(0.83)	$(0.10)	$—	$—	$(0.10)	$—	$—	$13.01	(6.02	)%**	$253.6	1.45	%*	1.25	%*	0.09	%*	19%**
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$—	$(0.17)	$—	$—	$13.94	(21.22)%		$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.89	17.24%[g]		$514.8	1.45%		1.25%		0.96%		36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.34	2.77%		$374.1	1.60%		1.25%		1.10%		36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.99	(4.53)%		$161.7	1.77%		1.25%		0.89%		78%
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—	$0.00	$15.80	3.44%		$107.7	2.56%		1.26%		1.05%		71%
Class A
2/29/2016 (Unaudited)	$13.87	$(0.01)	$(0.85)	$(0.86)	$(0.06)	$—	$—	$(0.06)	$—	$—	$12.95	(6.20	)%**	$15.4	1.81	%*	1.50	%*	(0.15	)%*	19%**
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.87	(21.42)%		$13.4	1.79%		1.50%		0.49%		36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$17.80	16.99%[g]		$19.9	1.82%		1.50%		0.88%		36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$—	$15.27	2.54%		$7.3	2.00%		1.50%		0.69%		36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.92	(4.84)%		$4.1	2.23%		1.50%		0.53%		78%
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.74	3.16%		$4.9	3.22%		1.50%		0.19%		71%
Class C
2/29/2016 (Unaudited)	$13.42	$(0.06)	$(0.81)	$(0.87)	$—	$—	$—	$—	$—	$—	$12.55	(6.48	)%**	$4.5	2.53	%*	2.25	%*	(0.91	)%*	19%**
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.42	(22.02)%		$6.2	2.53%		2.25%		(0.20)%		36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$—	$17.26	16.07%[g]		$7.0	2.56%		2.25%		0.01%		36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%		2.25%		0.13%		36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$—	$14.61	(5.50)%		$1.4	2.93%		2.25%		(0.17)%		78%
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.46	2.41%		$1.1	3.80%		2.26%		(0.12)%		71%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class R3
2/29/2016 (Unaudited)	$13.60	$(0.04)	$(0.82)	$(0.86)	$(0.03)	$—	$—	$(0.03)	$—	$—	$12.71	(6.35	)%**	$0.9	2.10%*	1.91%*	(0.54)%*	19	%**
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$—	$(0.09)	$—	$—	$13.60	(21.70)%		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$—	$17.47	16.42%[g]		$0.6	2.13%	1.91%	0.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	0.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$—	$14.71	(5.22)%		$0.3	2.49%	1.92%	0.28%	78%
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.52	2.73%		$0.0	8.02%	1.91%	(0.04)%	71%
Class R6
2/29/2016 (Unaudited)	$13.96	$0.01	$(0.85)	$(0.84)	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.01	(6.08	)%**	$81.6	1.34%*	1.18%*	0.17%*	19	%**
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$—	$(0.18)	$—	$—	$13.96	(21.14)%		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.91	17.35%[g]		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$—	$15.35	(8.90	)%**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
2/29/2016 (Unaudited)	$11.74	$0.17	$(0.15)	$0.02	$(0.16)	$(0.42)	$—	$(0.58)	$—	$—	$11.18	0.15	%**	$1,106.7	0.69%*	0.69%*	3.05%*	27	%**
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$—	$(0.87)	$—	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$—	$13.19	20.11%[g]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$—	$11.74	8.49%		$1,213.6	0.71%	0.71%§	3.10%	42%
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—	$—	$11.28	17.70%		$701.7	0.80%	0.80%§	2.93%	22%
Class A
2/29/2016 (Unaudited)	$11.69	$0.15	$(0.14)	$0.01	$(0.14)	$(0.42)	$—	$(0.56)	$—	$—	$11.14	0.03	%**	$238.5	1.07%*	1.07%*	2.67%*	27	%**
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$—	$(0.81)	$—	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$—	$13.14	19.72%[g]		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$—	$11.70	8.09%		$1,012.3	1.13%	1.13%§	2.70%	42%
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—	$—	$11.24	17.27%		$567.0	1.16%	1.16%§	2.50%	22%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$11.62	$0.11	$(0.14)	$(0.03)	$(0.10)	$(0.42)	$—	$(0.52)	$—	$—	$11.07	(0.36	)%**	$334.5	1.81%*	1.81%*	1.94%*	27%**
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$—	$(0.72)	$—	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$—	$13.06	18.77%[g]		$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$—	$11.65	3.58%		$465.7	1.80%	1.80%	1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$—	$11.64	7.40%		$380.4	1.84%	1.84%§	1.98%	42%
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—	$—	$11.18	16.31%		$233.2	1.91%	1.91%§	1.81%	22%
Class R3
2/29/2016 (Unaudited)	$11.67	$0.14	$(0.15)	$(0.01)	$(0.12)	$(0.42)	$—	$(0.54)	$—	$—	$11.12	(0.12	)%**	$2.3	1.32%*	1.32%*	2.41%*	27%**
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$—	$(0.79)	$—	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$—	$13.12	19.42%[g]		$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$—	$11.69	3.94%		$2.6	1.41%	1.41%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$—	$11.69	7.78%		$1.1	1.41%	1.41%§	2.59%	42%
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—	$—	$11.24	16.92%		$0.2	4.32%	1.41%	2.44%	22%
Focus Fund
Investor Class
2/29/2016 (Unaudited)	$25.45	$0.10	$(1.88)	$(1.78)	$(0.18)	$(1.10)	$—	$(1.28)	$—	$—	$22.39	(7.45	)%**	$568.2	0.93%*	0.93%*	0.78%*	44%**
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$25.45	0.49%		$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$29.77	22.65%[g]		$699.4	0.91%	0.91%	0.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$—	$26.90	24.69%		$636.9	0.94%	0.94%	0.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$—	$21.71	16.10%		$534.3	0.97%	0.97%	0.72%	96%
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.80	17.61%		$503.8	0.97%	0.97%	0.65%	113%
Trust Class
2/29/2016 (Unaudited)	$16.24	$0.05	$(1.16)	$(1.11)	$(0.16)	$(1.10)	$—	$(1.26)	$—	$—	$13.87	(7.56	)%**	$74.2	1.11%*	1.11%*	0.61%*	44%**
8/31/2015	$20.64	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.24	0.26%		$92.7	1.10%	1.10%	0.57%	52%
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$—	$20.64	22.40%[g]		$125.7	1.11%	1.11%	0.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$—	$19.50	24.48%		$56.3	1.14%	1.14%	0.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.78	15.82%		$15.0	1.16%	1.16%	0.52%	96%
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—	$—	$13.70	17.39%		$17.9	1.16%	1.16%	0.45%	113%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Advisor Class
2/29/2016 (Unaudited)	$8.60	$0.02	$(0.56)	$(0.54)	$(0.18)	$(1.10)	$—	$(1.28)	$—	$—	$6.78	(7.57	)%**	$4.3	1.28%*	1.28%*	0.45%*	44%**
8/31/2015	$13.03	$0.04	$(0.09)	$(0.05)	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$8.60	0.15%		$6.1	1.27%	1.27%	0.39%	52%
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$—	$13.03	22.21%[g]		$7.1	1.27%	1.27%	0.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.27	24.22%		$6.1	1.29%	1.29%	0.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$—	$10.79	15.68%		$5.8	1.31%	1.31%	0.37%	96%
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.41	17.20%		$7.8	1.32%	1.32%	0.30%	113%
Institutional Class
2/29/2016 (Unaudited)	$25.50	$0.12	$(1.89)	$(1.77)	$(0.22)	$(1.10)	$—	$(1.32)	$—	$—	$22.41	(7.39	)%**	$7.1	0.75%*	0.75%*	0.95%*	44%**
8/31/2015	$29.83	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$—	$(4.43)	$—	$—	$25.50	0.65%		$28.7	0.76%	0.75%	0.96%	52%
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$—	$29.83	22.86%[g]		$9.4	0.76%	0.75%	0.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$—	$26.95	24.89%		$22.6	0.77%	0.75%	0.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$—	$21.76	16.39%		$6.9	0.80%	0.75%	0.97%	96%
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—	$—	$18.84	17.85%		$4.9	0.85%	0.75%	1.03%	113%
Class A
2/29/2016 (Unaudited)	$16.10	$0.05	$(1.15)	$(1.10)	$(0.17)	$(1.10)	$—	$(1.27)	$—	$—	$13.73	(7.56	)%**	$3.2	1.15%*	1.11%*	0.61%*	44%**
8/31/2015	$20.50	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.10	0.24%		$4.4	1.14%	1.11%	0.58%	52%
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$20.50	22.40%[g]		$3.9	1.13%	1.11%	0.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$—	$19.38	24.47%		$1.9	1.19%	1.11%	0.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$—	$15.71	15.96%		$0.7	1.22%	1.11%	0.61%	96%
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.67	17.43%		$0.4	2.20%	1.11%	0.66%	113%
Class C
2/29/2016 (Unaudited)	$8.24	$(0.01)	$(0.52)	$(0.53)	$(0.15)	$(1.10)	$—	$(1.25)	$—	$—	$6.46	(7.81	)%**	$2.3	1.89%*	1.86%*	(0.14)%*	44%**
8/31/2015	$12.70	$(0.02)	$(0.10)	$(0.12)	$(0.12)	$(4.22)	$—	$(4.34)	$—	$—	$8.24	(0.50)%		$2.9	1.89%	1.86%	(0.18)%	52%
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$—	$12.70	21.52%[g]		$1.5	1.91%	1.86%	(0.27)%	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$—	$13.03	23.61%		$0.6	1.94%	1.86%	(0.20)%	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.62	15.04%		$0.3	1.97%	1.86%	(0.17)%	96%
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	16.62%		$0.3	2.92%	1.86%	(0.16)%	113%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund
Investor Class
2/29/2016 (Unaudited)	$36.31	$0.05	$(1.27)	$(1.22)	$(0.15)	$(5.55)	$—	$(5.70)	$—	$—	$29.39	(4.04	)%**	$1,570.3	1.03%*	1.03%*	0.32%*	6	%**
8/31/2015	$40.89	$0.11	$0.36	$0.47	$(0.14)	$(4.91)	$—	$(5.05)	$—	$—	$36.31	1.52%		$2,023.6	1.01%	1.01%	0.29%	13%
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$—	$40.89	13.65%[g]		$2,437.6	1.01%	1.01%	0.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%	0.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%	0.31%	15%
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%	0.81%	18%
Trust Class
2/29/2016 (Unaudited)	$59.01	$0.07	$(2.22)	$(2.15)	$(0.03)	$(5.55)	$—	$(5.58)	$—	$—	$51.28	(4.06	)%**	$1,660.3	1.10%*	1.10%*	0.26%*	6	%**
8/31/2015	$63.21	$0.12	$0.63	$0.75	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$59.01	1.41%		$2,003.4	1.10%	1.10%	0.19%	13%
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$—	$63.21	13.55%[g]		$2,935.3	1.10%	1.10%	0.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	0.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	0.23%	15%
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	0.74%	18%
Advisor Class
2/29/2016 (Unaudited)	$27.45	$(0.01)	$(0.89)	$(0.90)	$(0.03)	$(5.55)	$—	$(5.58)	$—	$—	$20.97	(4.20	)%**	$297.8	1.41%*	1.41%*	(0.04)%*	6	%**
8/31/2015	$32.18	$(0.03)	$0.25	$0.22	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$27.45	1.11%		$451.3	1.39%	1.39%	(0.09)%	13%
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$—	$32.18	13.24%[g]		$598.9	1.37%	1.37%	(0.16)%	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$—	$32.46	23.46%		$626.0	1.38%	1.38%	0.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(0.04)%	15%
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—	$—	$28.43	29.23%		$601.3	1.40%	1.40%	0.43%	18%
Institutional Class
2/29/2016 (Unaudited)	$56.48	$0.14	$(2.12)	$(1.98)	$(0.21)	$(5.55)	$—	$(5.76)	$—	$—	$48.74	(3.95	)%**	$3,164.3	0.85%*	0.85%*	0.52%*	6	%**
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$—	$(5.10)	$—	$—	$56.48	1.68%		$3,685.0	0.85%	0.85%	0.45%	13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$—	$60.72	13.82%[g]		$5,061.4	0.85%	0.85%§	0.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$—	$57.62	24.12%		$5,989.3	0.85%	0.85%	0.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$—	$48.71	6.51%		$5,707.1	0.86%	0.85%	0.49%	15%
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—	$—	$47.48	29.87%		$4,975.0	0.89%	0.87%	0.97%	18%
Class R6
2/29/2016 (Unaudited)	$56.50	$0.16	$(2.12)	$(1.96)	$(0.26)	$(5.55)	$—	$(5.81)	$—	$—	$48.73	(3.93	)%**	$2,805.2	0.78%*	0.78%*	0.60%*	6	%**
8/31/2015	$60.75	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$—	$(5.15)	$—	$—	$56.50	1.75%		$2,798.0	0.78%	0.78%	0.52%	13%
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$—	$60.75	13.92%[g]		$2,690.7	0.78%	0.78%§	0.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$—	$57.63	6.90	%**	$975.9	0.80%*	0.78%*	0.67%*	20	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund
Institutional Class
2/29/2016 (Unaudited)	$6.30	$0.01	$(0.28)	$(0.27)	$(0.01)	$—	$—	$(0.01)	$—	$—	$6.02	(4.26	)%**	$3.1	8.21	%*	1.15	%*	0.30	%*	17%**
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$—	$(4.57)	$—	$—	$6.30	(3.16)%		$3.2	4.76%		1.15%		0.35%		18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$—	$11.22	19.67%		$38.9	1.72%		1.15%		0.54%		39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$—	$9.49	11.65%		$33.5	5.16%		1.15%		0.63%		43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$—	$8.50	2.82%		$4.3	10.85%		1.15%		1.12%		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—	$—	$9.10	(9.00	)%**	$0.8	55.68	%*	1.15	%*	(0.20	)%*	8%**
Class A
2/29/2016 (Unaudited)	$6.23	$(0.00)	$(0.27)	$(0.27)	$—	$—	$—	$—	$—	$—	$5.96	(4.33	)%**	$0.5	8.66	%*	1.51	%*	(0.08	)%*	17%**
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$—	$(4.54)	$—	$—	$6.23	(3.47)%		$0.4	5.24%		1.51%		0.09%		18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$—	$11.14	19.18%		$0.4	2.18%		1.51%		0.28%		39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%		1.51%		0.34%		43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.48	2.51%		$0.1	11.83%		1.51%		0.54%		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—	$—	$9.09	(9.10	)%**	$0.1	69.65	%*	1.51	%*	(0.53	)%*	8%**
Class C
2/29/2016 (Unaudited)	$6.01	$(0.02)	$(0.26)	$(0.28)	$—	$—	$—	$—	$—	$—	$5.73	(4.66	)%**	$0.2	9.35	%*	2.26	%*	(0.83	)%*	17%**
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$—	$(4.46)	$—	$—	$6.01	(4.21)%		$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$—	$10.89	18.39%		$0.2	2.96%		2.26%		(0.54)%		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(0.36)%		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(0.30)%		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—	$—	$9.08	(9.20	)%**	$0.0	74.49	%*	2.26	%*	(1.31	)%*	8%**
Global Real Estate Fund
Institutional Class
2/29/2016 (Unaudited)	$9.32	$0.06	$0.04	$0.10	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.31	1.00	%**	$1.9	11.10	%*	1.00	%*	1.32	%*	14%**
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	(5.92	)%**	$1.9	13.21	%[b]*	1.00	%[b]*	1.22	%[b]*	16%**
Class A
2/29/2016 (Unaudited)	$9.31	$0.05	$0.03	$0.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.30	0.82	%**	$0.6	11.49	%*	1.36	%*	0.96	%*	14%**
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.31	(6.19	)%**	$0.6	13.62	%[b]*	1.36	%[b]*	0.94	%[b]*	16%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$9.30	$0.01	$0.03	$0.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.29	0.43	%**	$0.2	12.26	%*	2.11	%*	0.21	%*	14%**
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$—	$(0.04)	$—	$—	$9.30	(6.64	)%**	$0.2	15.16	%[b]*	2.11	%[b]*	0.11	%[b]*	16%**
Greater China Equity Fund
Institutional Class
2/29/2016 (Unaudited)	$11.64	$(0.06)	$(0.80)	$(0.86)	$(0.10)	$(1.41)	$—	$(1.51)	$—	$—	$9.27	(9.64	)%**	$70.5	1.80	%*	1.52	%^^*	(0.99	)%*	67%**
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$11.64	2.15%		$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.17	21.37%		$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	)%[b]*	20%**
Class A
2/29/2016 (Unaudited)	$11.56	$(0.08)	$(0.75)	$(0.83)	$(0.03)	$(1.41)	$—	$(1.44)	$—	$—	$9.29	(9.37	)%**	$1.9	2.23	%*	1.88	%^^*	(1.38	)%*	67%**
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$11.56	1.68%		$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.14	21.07%		$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	)%[b]*	20%**
Class C
2/29/2016 (Unaudited)	$11.45	$(0.12)	$(0.78)	$(0.90)	$—	$(1.41)	$—	$(1.41)	$—	$—	$9.14	(10.04	)%**	$0.1	3.00	%*	2.63	%^^*	(2.11	)%*	67%**
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$—	$(0.71)	$—	$—	$11.45	0.93%		$0.2	2.80%		2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.03	20.09%		$0.1	2.85%		2.61%		(0.20)%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$—	$10.15	1.50	%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	)%[b]*	20%**
Guardian Fund
Investor Class
2/29/2016 (Unaudited)	$17.13	$0.04	$(0.50)	$(0.46)	$(0.12)	$(1.86)	$—	$(1.98)	$—	$—	$14.69	(3.15	)%**	$939.4	0.92	%*	0.92	%*	0.55	%*	65%**
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$—	$(2.78)	$—	$—	$17.13	(3.03)%		$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$20.43	21.87%[g]		$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$—	$18.58	22.54%		$1,040.3	0.90%		0.90%		0.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.80	9.84%		$939.6	0.92%		0.92%		0.79%		26%
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.49	21.35%		$962.6	0.92%		0.92%		0.74%		32%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Trust Class
2/29/2016 (Unaudited)	$12.05	$0.02	$(0.32)	$(0.30)	$(0.09)	$(1.86)	$—	$(1.95)	$—	$—	$9.80	(3.15	)%**	$83.1	1.08%*	1.08%*	0.37%*	65%**
8/31/2015	$15.20	$0.06	$(0.45)	$(0.39)	$(0.13)	$(2.63)	$—	$(2.76)	$—	$—	$12.05	(3.22)%		$103.8	1.06%	1.06%	0.46%	31%
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$15.20	21.61%[g]		$136.6	1.06%	1.06%	0.64%	37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.30	22.36%		$129.4	1.08%	1.08%	0.66%	36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$12.31	9.68%		$113.5	1.09%	1.09%	0.64%	26%
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.32	21.08%		$102.6	1.09%	1.09%	0.55%	32%
Advisor Class
2/29/2016 (Unaudited)	$14.33	$(0.00)	$(0.40)	$(0.40)	$(0.02)	$(1.86)	$—	$(1.88)	$—	$—	$12.05	(3.36	)%**	$0.4	1.50%*	1.50%§*	(0.01)%*	65%**
8/31/2015	$17.55	$0.00	$(0.54)	$(0.54)	$(0.05)	$(2.63)	$—	$(2.68)	$—	$—	$14.33	(3.66)%		$0.3	1.54%	1.50%	0.03%	31%
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$17.55	21.27%[g]		$0.4	1.28%	1.28%	0.25%	37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$—	$16.27	21.81%		$0.6	1.50%	1.50%§	0.23%	36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.91	9.27%		$0.6	1.50%	1.50%§	0.19%	26%
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—	$—	$12.77	20.59%		$0.6	1.50%	1.50%§	0.15%	32%
Institutional Class
2/29/2016 (Unaudited)	$17.17	$0.05	$(0.49)	$(0.44)	$(0.15)	$(1.86)	$—	$(2.01)	$—	$—	$14.72	(3.04	)%**	$53.5	0.72%*	0.72%*	0.65%*	65%**
8/31/2015	$20.47	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$—	$(2.81)	$—	$—	$17.17	(2.84)%		$94.1	0.71%	0.71%	0.82%	31%
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$—	$20.47	22.03%[g]		$129.4	0.71%	0.71%	1.01%	37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$—	$18.62	22.80%		$88.9	0.73%	0.73%	1.00%	36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$—	$15.83	10.03%		$60.0	0.74%	0.74%§	1.01%	26%
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.52	21.51%		$33.5	0.75%	0.75%§	0.77%	32%
Class A
2/29/2016 (Unaudited)	$11.92	$0.01	$(0.31)	$(0.30)	$(0.09)	$(1.86)	$—	$(1.95)	$—	$—	$9.67	(3.19	)%**	$7.0	1.08%*	1.08%*	0.23%*	65%**
8/31/2015	$15.08	$0.06	$(0.45)	$(0.39)	$(0.14)	$(2.63)	$—	$(2.77)	$—	$—	$11.92	(3.23)%		$79.3	1.07%	1.07%	0.46%	31%
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$15.08	21.62%[g]		$73.8	1.09%	1.09%§	0.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.21	22.38%		$34.6	1.11%	1.11%§	0.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$—	$12.24	9.63%		$17.6	1.12%	1.11%	0.64%	26%
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$11.28	21.06%		$10.8	1.15%	1.11%	0.51%	32%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$13.97	$(0.02)	$(0.39)	$(0.41)	$—	$(1.86)	$—	$(1.86)	$—	$—	$11.70	(3.50	)%**	$2.3	1.85%*	1.85%*	(0.38)%*	65	%**
8/31/2015	$17.18	$(0.05)	$(0.53)	$(0.58)	$—	$(2.63)	$—	$(2.63)	$—	$—	$13.97	(4.01)%		$2.4	1.83%	1.83%	(0.30)%	31%
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$—	$17.18	20.71%[g]		$2.9	1.86%	1.86%§	(0.15)%	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$—	$15.96	21.43%		$2.6	1.86%	1.86%	(0.15)%	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$—	$13.66	8.83%		$1.3	1.88%	1.86%	(0.13)%	26%
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.60	20.11%		$1.1	1.90%	1.86%	(0.28)%	32%
Class R3
2/29/2016 (Unaudited)	$14.31	$0.01	$(0.41)	$(0.40)	$(0.04)	$(1.86)	$—	$(1.90)	$—	$—	$12.01	(3.35	)%**	$0.5	1.40%*	1.36%*	0.10%*	65	%**
8/31/2015	$17.54	$0.02	$(0.54)	$(0.52)	$(0.08)	$(2.63)	$—	$(2.71)	$—	$—	$14.31	(3.53)%		$0.5	1.37%	1.36%	0.15%	31%
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$—	$17.54	21.29%[g]		$0.7	1.38%	1.36%	0.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$—	$16.25	22.03%		$0.4	1.41%	1.36%	0.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.79	9.40%		$0.5	1.39%	1.36%	0.36%	26%
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—	$—	$12.72	20.79%		$0.4	1.44%	1.36%	0.28%	32%
International Equity Fund
Investor Class
2/29/2016 (Unaudited)	$19.78	$0.03	$(0.84)	$(0.81)	$(0.09)	$—	$—	$(0.09)	$—	$—	$18.88	(4.13	)%**	$107.5	1.25%*	1.07%*	0.26%*	19	%**
8/31/2015	$20.70	$0.19	$(0.96)	$(0.77)	$(0.15)	$—	$—	$(0.15)	$—	$—	$19.78	(3.71)%		$117.7	1.25%	1.02%	0.93%	25%
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$—	$20.70	12.14%[g]		$124.4	1.26%	1.07%	1.29%	34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$—	$18.62	3.27	%**	$125.7	1.32%*	1.09%*	1.87%*	44	%Øa
Trust Class
2/29/2016 (Unaudited)	$22.06	$0.02	$(0.94)	$(0.92)	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.09	(4.18	)%**	$48.8	1.33%*	1.15%*	0.19%*	19	%**
8/31/2015	$23.02	$0.19	$(1.07)	$(0.88)	$(0.08)	$—	$—	$(0.08)	$—	$—	$22.06	(3.82)%		$55.3	1.36%	1.13%	0.81%	25%
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$—	$23.02	12.02%[g]		$67.7	1.36%	1.16%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$—	$20.70	3.24	%**	$111.9	1.42%*	1.19%*	1.73%*	44	%Øa
Institutional Class
2/29/2016 (Unaudited)	$10.72	$0.02	$(0.45)	$(0.43)	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.15	(4.10	)%**	$1,003.2	1.03%*	0.85%*	0.45%*	19	%**
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$—	$(0.20)	$—	$—	$10.72	(3.51)%		$886.5	1.07%	0.85%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$—	$11.32	12.38%[g]		$887.3	1.07%	0.85%	1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.26	13.82%		$770.3	1.14%	0.85%	1.54%	44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.15	0.78%		$491.6	1.16%	0.84%	1.88%	33%
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—	$—	$9.20	15.62%		$342.6	1.23%	0.80%	1.67%	46%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Class A
2/29/2016 (Unaudited)	$22.00	$0.01	$(0.93)	$(0.92)	$(0.06)	$—	$—	$(0.06)	$—	$—	$21.02	(4.18	)%**	$88.7	1.40%*	1.21%*	0.11%*	19	%**
8/31/2015	$23.01	$0.25	$(1.15)	$(0.90)	$(0.11)	$—	$—	$(0.11)	$—	$—	$22.00	(3.90)%		$91.0	1.43%	1.21%§	1.09%	25%
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$—	$23.01	11.98%[g]		$26.2	1.45%	1.21%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55%*	1.28%*	1.57%*	44	%Øa
Class C
2/29/2016 (Unaudited)	$21.65	$(0.07)	$(0.91)	$(0.98)	$—	$—	$—	$—	$—	$—	$20.67	(4.53	)%**	$12.5	2.16%*	1.96%*	(0.66)%*	19	%**
8/31/2015	$22.72	$0.00	$(1.05)	$(1.05)	$(0.02)	$—	$—	$(0.02)	$—	$—	$21.65	(4.61)%		$11.2	2.18%	1.96%	0.02%	25%
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$22.72	11.16%[g]		$6.1	2.21%	1.96%	0.59%	34%
Period from 1/28/2013^ to 8/31/2013^	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51%*	2.08%*	0.74%*	44	%Øa
Class R6
2/29/2016 (Unaudited)	$10.81	$0.03	$(0.45)	$(0.42)	$(0.15)	$—	$—	$(0.15)	$—	$—	$10.24	(3.99	)%**	$36.9	0.96%*	0.78%*	0.51%*	19	%**
8/31/2015	$11.42	$0.14	$(0.54)	$(0.40)	$(0.21)	$—	$—	$(0.21)	$—	$—	$10.81	(3.49)%		$32.7	0.99%	0.77%§	1.24%	25%
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$—	$11.42	12.46	%**[g]	$21.9	1.12%*	0.79%*	0.73%*	34	%Ø
International Select Fund
Trust Class
2/29/2016 (Unaudited)	$10.59	$0.00	$(0.52)	$(0.52)	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.98	(4.92	)%**	$7.6	1.35%*	1.25%*	0.08%*	15	%**
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$—	$(0.12)	$—	$—	$10.59	(4.47)%		$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.21	11.56%[g]		$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.14	12.17%		$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.14	(1.05)%		$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.35	13.09%		$18.6	1.39%	1.25%	0.97%	54%
Institutional Class
2/29/2016 (Unaudited)	$10.58	$0.02	$(0.52)	$(0.50)	$(0.13)	$—	$—	$(0.13)	$—	$—	$9.95	(4.77	)%**	$202.4	0.93%*	0.90%*	0.44%*	15	%**
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$—	$(0.16)	$—	$—	$10.58	(4.18)%		$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$—	$11.21	11.98%[g]		$211.6	0.93%	0.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.14	12.56%		$200.6	0.97%	0.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$—	$9.14	(0.65)%		$172.0	0.99%	0.90%	1.76%	29%
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$9.36	13.39%		$161.5	1.01%	0.90%	1.60%	54%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund (cont'd)
Class A
2/29/2016 (Unaudited)	$10.51	$0.01	$(0.51)	$(0.50)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.91	(4.85	)%**	$4.3	1.32%*	1.24%*	0.10%*	15%**
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$—	$(0.12)	$—	$—	$10.51	(4.62)%		$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.14	11.69%[g]		$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.07	12.08%		$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.09	(0.96)%		$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.30	13.06%		$5.2	1.39%	1.24%	0.81%	54%
Class C
2/29/2016 (Unaudited)	$10.36	$(0.03)	$(0.51)	$(0.54)	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.80	(5.23	)%**	$3.4	2.04%*	2.00%*	(0.65)%*	15%**
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$—	$(0.04)	$—	$—	$10.36	(5.23)%		$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$—	$10.97	10.79%[g]		$4.6	2.05%	2.00%	0.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.93	11.23%		$4.0	2.09%	2.00%	0.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$—	$8.98	(1.64)%		$3.7	2.13%	2.00%	0.65%	29%
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—	$0.00	$9.17	12.19%		$2.1	2.14%	2.00%	0.57%	54%
Class R3
2/29/2016 (Unaudited)	$10.43	$(0.01)	$(0.51)	$(0.52)	$(0.07)	$—	$—	$(0.07)	$—	$—	$9.84	(5.06	)%**	$3.4	1.55%*	1.51%*	(0.17)%*	15%**
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$—	$(0.10)	$—	$—	$10.43	(4.71)%		$3.4	1.55%	1.51%	0.56%	24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$11.05	11.35%[g]		$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.01	11.83%		$2.6	1.60%	1.51%	0.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.04	(1.24)%		$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—	$0.00	$9.27	12.71%		$0.1	1.87%	1.51%	1.15%	54%
Intrinsic Value Fund
Institutional Class
2/29/2016 (Unaudited)	$14.34	$(0.02)	$(1.21)	$(1.23)	$—	$(0.70)	$—	$(0.70)	$—	$—	$12.41	(8.86	)%**	$469.6	1.07%*	1.00%*	(0.33)%*	4%**
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.34	1.36%		$420.3	1.10%	1.00%	(0.41)%	22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$—	$14.98	21.74%[g]		$252.0	1.13%	1.00%	(0.40)%	24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.81	26.94%		$182.6	1.18%	1.00%	0.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.26	12.21%		$134.2	1.22%	1.00%	(0.14)%	30%
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.26	13.08%		$114.7	1.26%	1.00%	(0.35)%	44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
2/29/2016 (Unaudited)	$14.06	$(0.04)	$(1.18)	$(1.22)	$—	$(0.70)	$—	$(0.70)	$—	$—	$12.14	(8.97	)%**	$46.0	1.48%*	1.36	%*	(0.68)%*	4%**
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.06	0.96%		$44.3	1.50%	1.36%		(0.77)%	22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$—	$(0.54)	$—	$(0.54)	$0.00	$—	$14.76	21.31%[g]		$13.5	1.51%	1.36%		(0.77)%	24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.65	26.61%		$13.9	1.58%	1.36%		0.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.16	11.62%		$8.4	1.61%	1.36%		(0.51)%	30%
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.22	12.74%		$8.6	1.65%	1.36%		(0.73)%	44%
Class C
2/29/2016 (Unaudited)	$13.48	$(0.09)	$(1.12)	$(1.21)	$—	$(0.70)	$—	$(0.70)	$—	$—	$11.57	(9.29	)%**	$24.7	2.19%*	2.11	%*	(1.43)%*	4%**
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$—	$(0.79)	$—	$—	$13.48	0.19%		$25.8	2.22%	2.11%		(1.52)%	22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$—	$14.29	20.40%[g]		$12.7	2.26%	2.11%		(1.51)%	24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.35	25.62%		$10.3	2.31%	2.11%		(0.70)%	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.00	10.87%		$6.9	2.35%	2.11%		(1.25)%	30%
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—	$—	$10.14	11.91%		$5.5	2.34%	2.11%		(1.48)%	44%
Large Cap Disciplined Growth Fund
Investor Class
2/29/2016 (Unaudited)	$3.85	$0.00	$(0.14)	$(0.14)	$—	$—	$—	$—	$—	$—	$3.71	(3.64	)%**	$8.9	1.74%*	1.11	%^^*	0.06%*	27%**
8/31/2015	$8.33	$0.01	$(0.17)	$(0.16)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.85	(1.92)%		$9.5	1.36%	1.13%		0.15%	77%
8/31/2014	$8.18	$0.04	$1.41	$1.45	$(0.01)	$(1.29)	$—	$(1.30)	$0.00	$—	$8.33	19.09%[g]		$11.2	1.07%	1.07%		0.44%	61%
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.18	12.76%		$16.1	1.11%	1.11	%§	0.42%	66%
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.68	9.12%		$17.8	1.11%	1.11	%§	0.08%	116%
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.38	19.44%		$15.5	1.11%	1.11	%§	(0.08)%	101%
Institutional Class
2/29/2016 (Unaudited)	$3.90	$0.01	$(0.14)	$(0.13)	$—	$—	$—	$—	$—	$—	$3.77	(3.33	)%**	$19.3	1.34%*	0.75	%^^*	0.41%*	27%**
8/31/2015	$8.38	$0.03	$(0.18)	$(0.15)	$(0.01)	$(4.32)	$—	$(4.33)	$—	$—	$3.90	(1.65)%		$36.4	1.02%	0.77%		0.48%	77%
8/31/2014	$8.23	$0.06	$1.42	$1.48	$(0.04)	$(1.29)	$—	$(1.33)	$0.00	$—	$8.38	19.41%[g]		$185.0	0.83%	0.75%		0.71%	61%
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—	$—	$8.23	13.28%		$409.2	0.79%	0.75%		0.77%	66%
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—	$—	$7.72	9.43%		$601.6	0.78%	0.75%		0.44%	116%
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—	$—	$7.41	19.79%		$565.4	0.80%	0.75%		0.29%	101%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund (cont'd)
Class A
2/29/2016 (Unaudited)	$3.84	$0.00	$(0.13)	$(0.13)	$—	$—	$—	$—	$—	$—	$3.71	(3.39	)%**	$3.0	1.73%*	1.11	%^^*	0.05%*	27%**
8/31/2015	$8.33	$0.01	$(0.18)	$(0.17)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.84	(2.04)%		$3.8	1.44%	1.13%		0.15%	77%
8/31/2014	$8.17	$0.03	$1.42	$1.45	$—	$(1.29)	$—	$(1.29)	$0.00	$—	$8.33	19.05%[g]		$12.7	1.21%	1.11%		0.38%	61%
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.17	12.80%		$38.4	1.16%	1.11%		0.42%	66%
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.67	9.13%		$67.1	1.16%	1.11%		0.06%	116%
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.37	19.30%		$40.2	1.19%	1.11%		(0.09)%	101%
Class C
2/29/2016 (Unaudited)	$3.51	$(0.01)	$(0.13)	$(0.14)	$—	$—	$—	$—	$—	$—	$3.37	(3.99	)%**	$7.9	2.47%*	1.86	%^^*	(0.70)%*	27%**
8/31/2015	$8.03	$(0.03)	$(0.17)	$(0.20)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.51	(2.79)%		$9.9	2.16%	1.88%		(0.61)%	77%
8/31/2014	$7.93	$(0.03)	$1.38	$1.35	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.03	18.29%[g]		$22.9	1.96%	1.86%		(0.34)%	61%
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—	$—	$7.93	11.93%		$24.8	1.91%	1.86%		(0.34)%	66%
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.48	8.14%		$33.4	1.90%	1.86%		(0.67)%	116%
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—	$—	$7.26	18.63%		$37.0	1.92%	1.86%		(0.83)%	101%
Class R3
2/29/2016 (Unaudited)	$3.78	$(0.00)	$(0.14)	$(0.14)	$—	$—	$—	$—	$—	$—	$3.64	(3.70	)%**	$0.2	2.10%*	1.36	%^^*	(0.19)%*	27%**
8/31/2015	$8.27	$(0.00)	$(0.17)	$(0.17)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.78	(2.05)%		$0.2	1.84%	1.38%		(0.10)%	77%
8/31/2014	$8.10	$0.01	$1.41	$1.42	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.27	18.82%[g]		$0.2	1.60%	1.36%		0.12%	61%
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—	$—	$8.10	12.48%		$0.4	1.45%	1.36%		0.17%	66%
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.61	8.75%		$0.3	1.44%	1.36%		(0.18)%	116%
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—	$—	$7.34	19.16%		$0.3	1.48%	1.36%		(0.29)%	101%
Large Cap Value Fund
Investor Class
2/29/2016 (Unaudited)	$27.46	$0.16	$(2.35)	$(2.19)	$(0.31)	$(2.06)	$—	$(2.37)	$—	$—	$22.90	(8.27	)%**	$908.7	0.90%*	0.90	%*	1.23%*	76%**
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$—	$(4.28)	$—	$—	$27.46	(7.19)%		$1,045.6	0.86%	0.86%		1.08%	153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$—	$33.92	23.57%[g]		$1,238.3	0.85%	0.85%		1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$—	$32.40	24.05%		$1,149.7	0.86%	0.86%		1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$—	$26.46	6.47%		$1,057.1	0.87%	0.87%		1.20%	171%
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.97	13.48%		$1,171.4	0.85%	0.85%		0.42%	41%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Trust Class
2/29/2016 (Unaudited)	$18.74	$0.09	$(1.58)	$(1.49)	$(0.28)	$(2.06)	$—	$(2.34)	$—	$—	$14.91	(8.35	)%**	$72.0	1.07%*	1.07%*	1.05%*	76%**
8/31/2015	$24.54	$0.19	$(1.74)	$(1.55)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$18.74	(7.40)%		$108.2	1.05%	1.05%	0.88%	153%
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$—	$24.54	23.36%[g]		$141.1	1.05%	1.05%	0.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$—	$24.80	23.76%		$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$—	$20.30	6.26%		$209.6	1.05%	1.05%	0.97%	171%
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—	$—	$19.15	13.32%		$424.9	1.04%	1.04%	0.22%	41%
Advisor Class
2/29/2016 (Unaudited)	$14.63	$0.06	$(1.21)	$(1.15)	$(0.28)	$(2.06)	$—	$(2.34)	$—	$—	$11.14	(8.40	)%**	$132.4	1.22%*	1.22%*	0.90%*	76%**
8/31/2015	$20.12	$0.12	$(1.37)	$(1.25)	$(0.25)	$(3.99)	$—	$(4.24)	$—	$—	$14.63	(7.55)%		$162.3	1.20%	1.20%	0.73%	153%
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$—	$20.12	23.17%[g]		$216.1	1.20%	1.20%	0.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$—	$21.23	23.58%		$205.3	1.21%	1.21%	0.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.46	6.13%		$220.0	1.20%	1.20%	0.84%	171%
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—	$—	$16.50	13.09%		$308.9	1.19%	1.19%	0.07%	41%
Institutional Class
2/29/2016 (Unaudited)	$27.64	$0.18	$(2.37)	$(2.19)	$(0.34)	$(2.06)	$—	$(2.40)	$—	$—	$23.05	(8.20	)%**	$49.1	0.71%*	0.70%*	1.38%*	76%**
8/31/2015	$34.11	$0.37	$(2.51)	$(2.14)	$(0.34)	$(3.99)	$—	$(4.33)	$—	$—	$27.64	(7.03)%		$86.4	0.70%	0.70%§	1.19%	153%
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$—	$34.11	23.74%[g]		$143.5	0.70%	0.70%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$—	$32.56	24.26%		$113.2	0.70%	0.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.59	6.61%		$103.0	0.70%	0.70%	1.35%	171%
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—	$—	$25.11	13.69%		$200.6	0.69%	0.69%	0.61%	41%
Class A
2/29/2016 (Unaudited)	$18.74	$0.09	$(1.58)	$(1.49)	$(0.29)	$(2.06)	$—	$(2.35)	$—	$—	$14.90	(8.34	)%**	$2.8	1.09%*	1.09%*	1.04%*	76%**
8/31/2015	$24.55	$0.20	$(1.76)	$(1.56)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$18.74	(7.44)%		$2.9	1.09%	1.09%	0.96%	153%
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$—	$24.55	23.31%[g]		$2.7	1.08%	1.08%§	0.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$—	$24.83	23.72%		$1.6	1.11%	1.11%	0.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$—	$20.07	6.24%		$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—	$—	$19.06	13.20%		$1.4	1.29%	1.11%	0.30%	41%
Class C
2/29/2016 (Unaudited)	$13.94	$0.02	$(1.16)	$(1.14)	$(0.16)	$(2.06)	$—	$(2.22)	$—	$—	$10.58	(8.71	)%**	$1.7	1.83%*	1.83%*	0.26%*	76%**
8/31/2015	$19.40	$0.02	$(1.32)	$(1.30)	$(0.17)	$(3.99)	$—	$(4.16)	$—	$—	$13.94	(8.11)%		$2.7	1.82%	1.82%§	0.11%	153%
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$—	$19.40	22.37%[g]		$3.0	1.86%	1.86%§	0.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$—	$20.73	22.87%		$1.2	1.86%	1.86%§	0.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$—	$17.19	5.40%		$0.2	2.04%	1.86%	0.27%	171%
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.31	12.32%		$0.1	4.61%	1.86%	(0.56)%	41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R3
2/29/2016 (Unaudited)	$14.82	$0.05	$(1.23)	$(1.18)	$(0.26)	$(2.06)	$—	$(2.32)	$—	$—	$11.32	(8.51	)%**	$0.1	1.59%*	1.36%*	0.77%*	76%**
8/31/2015	$20.32	$0.09	$(1.38)	$(1.29)	$(0.22)	$(3.99)	$—	$(4.21)	$—	$—	$14.82	(7.64)%		$0.1	1.51%	1.36%	0.53%	153%
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$—	$20.32	22.94%[g]		$0.1	1.43%	1.36%	0.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$—	$21.41	23.47%		$0.1	1.42%	1.36%	0.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$—	$17.34	5.95%		$0.6	1.39%	1.36%	0.93%	171%
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.41	12.93%		$0.0	6.07%	1.36%	(0.08)%	41%
Mid Cap Growth Fund
Investor Class
2/29/2016 (Unaudited)	$14.29	$(0.03)	$(1.88)	$(1.91)	$—	$(1.12)	$—	$(1.12)	$0.01	$—	$11.27	(13.99	)%**[h]	$386.7	0.93%*	0.93%*	(0.40)%*	31%**
8/31/2015	$14.65	$(0.07)	$1.47	$1.40	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.29	10.74%		$437.5	0.92%	0.92%	(0.50)%	50%
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$—	$14.65	17.54%[g]		$415.6	0.93%	0.93%	(0.47)%	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$—	$13.35	18.03%		$377.8	0.98%	0.98%	(0.30)%	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$—	$11.98	10.73%		$347.9	1.01%	1.01%	(0.51)%	40%
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—	$—	$10.84	28.59%		$335.5	1.02%	1.02%	(0.45)%	49%
Trust Class
2/29/2016 (Unaudited)	$23.90	$(0.05)	$(3.23)	$(3.28)	$—	$(1.12)	$—	$(1.12)	$0.02	$—	$19.52	(14.05	)%**[h]	$73.8	0.98%*	0.98%*	(0.44)%*	31%**
8/31/2015	$23.33	$(0.14)	$2.47	$2.33	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.90	10.73%		$91.7	0.99%	0.99%	(0.58)%	50%
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$—	$23.33	17.40%[g]		$69.6	1.00%	1.00%	(0.54)%	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$—	$20.75	18.02%		$54.9	1.04%	1.04%	(0.38)%	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$—	$18.23	10.65%		$39.9	1.05%	1.05%	(0.55)%	40%
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—	$—	$16.48	28.45%		$28.1	1.07%	1.07%	(0.52)%	49%
Advisor Class
2/29/2016 (Unaudited)	$24.31	$(0.08)	$(3.28)	$(3.36)	$—	$(1.12)	$—	$(1.12)	$0.02	$—	$19.85	(14.15	)%**[h]	$10.7	1.24%*	1.24%*	(0.70)%*	31%**
8/31/2015	$23.77	$(0.20)	$2.50	$2.30	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.31	10.39%		$10.7	1.25%	1.25%	(0.84)%	50%
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$—	$23.77	17.16%[g]		$10.3	1.26%	1.26%	(0.81)%	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$—	$21.13	17.64%		$11.7	1.30%	1.30%	(0.62)%	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$—	$18.54	10.23%		$10.2	1.44%	1.44%§	(0.95)%	40%
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—	$—	$16.82	28.01%		$9.0	1.50%	1.50%§	(0.95)%	49%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Institutional Class
2/29/2016 (Unaudited)	$14.59	$(0.01)	$(1.94)	$(1.95)	$—	$(1.12)	$—	$(1.12)	$0.01	$—	$11.53	(13.98	)%**[h]	$383.3	0.75%*	0.75%§*	(0.21)%*	31	%**
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.59	10.98%		$423.3	0.75%	0.75%§	(0.34)%	50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$—	$14.89	17.74%[g]		$382.5	0.75%	0.75%	(0.29)%	63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$—	$13.56	18.32%		$258.6	0.79%	0.75%	(0.07)%	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$—	$12.16	10.96%		$174.2	0.79%	0.75%	(0.26)%	40%
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—	$—	$11.01	28.92%		$113.8	0.81%	0.75%	(0.21)%	49%
Class A
2/29/2016 (Unaudited)	$23.85	$(0.06)	$(3.23)	$(3.29)	$—	$(1.12)	$—	$(1.12)	$0.02	$—	$19.46	(14.13	)%**[h]	$72.9	1.11%*	1.11%§*	(0.59)%*	31	%**
8/31/2015	$23.32	$(0.16)	$2.45	$2.29	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.85	10.55%		$102.3	1.11%	1.11%§	(0.69)%	50%
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$23.32	17.33%[g]		$100.7	1.13%	1.11%	(0.65)%	63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$—	$20.74	17.91%		$89.0	1.18%	1.11%	(0.44)%	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$—	$18.23	10.61%		$63.2	1.17%	1.11%	(0.62)%	40%
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—	$—	$16.49	28.43%		$25.2	1.19%	1.11%	(0.56)%	49%
Class C
2/29/2016 (Unaudited)	$23.70	$(0.14)	$(3.19)	$(3.33)	$—	$(1.12)	$—	$(1.12)	$0.01	$—	$19.26	(14.43	)%**[h]	$10.0	1.87%*	1.86%*	(1.32)%*	31	%**
8/31/2015	$23.35	$(0.34)	$2.45	$2.11	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.70	9.72%		$8.4	1.88%	1.86%	(1.45)%	50%
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$—	$23.35	16.46%[g]		$6.0	1.91%	1.86%	(1.40)%	63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$—	$20.81	17.05%		$4.4	1.95%	1.86%	(1.20)%	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$—	$18.31	9.77%		$2.4	1.98%	1.86%	(1.36)%	40%
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—	$—	$16.68	27.43%		$0.6	2.04%	1.86%	(1.36)%	49%
Class R3
2/29/2016 (Unaudited)	$24.31	$(0.09)	$(3.28)	$(3.37)	$—	$(1.12)	$—	$(1.12)	$0.02	$—	$19.84	(14.19	)%**[h]	$12.6	1.37%*	1.36%*	(0.82)%*	31	%**
8/31/2015	$23.79	$(0.23)	$2.51	$2.28	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.31	10.29%		$12.7	1.37%	1.36%	(0.95)%	50%
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$—	$23.79	17.02%[g]		$8.3	1.38%	1.36%	(0.90)%	63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$—	$21.16	17.63%		$5.6	1.43%	1.36%	(0.68)%	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$—	$18.61	10.31%		$3.0	1.45%	1.36%	(0.89)%	40%
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—	$—	$16.87	28.09%		$0.5	1.50%	1.36%	(0.91)%	49%
Class R6
2/29/2016 (Unaudited)	$14.62	$(0.01)	$(1.94)	$(1.95)	$—	$(1.12)	$—	$(1.12)	$0.01	$—	$11.56	(13.95	)%**[h]	$147.6	0.66%*	0.66%*	(0.10)%*	31	%**
8/31/2015	$14.91	$(0.04)	$1.51	$1.47	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.62	11.04%		$88.6	0.67%	0.67%§	(0.26)%	50%
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$—	$14.91	17.89%[g]		$22.5	0.68%	0.68%	(0.21)%	63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$—	$13.57	6.26	%**	$0.1	7.22%*	0.68%*	(0.13)%*	46	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
2/29/2016 (Unaudited)	$20.99	$0.09	$(1.67)	$(1.58)	$(0.09)	$(2.14)	$—	$(2.23)	$—	$—	$17.18	(7.74	)%**	$35.9	1.26%*	1.13%*	0.96%*	18%**
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$—	$(2.29)	$—	$—	$20.99	(1.09)%		$42.1	1.24%	1.05%	0.37%	50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$—	$23.56	22.84%[g]		$43.4	1.31%	0.98%	1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$—	$20.29	28.58%		$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$—	$15.90	12.62%		$46.0	1.39%	1.18%	0.69%	118%
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—	$—	$14.18	15.79%		$46.5	1.33%	1.22%	0.38%	27%
Trust Class
2/29/2016 (Unaudited)	$17.71	$0.07	$(1.40)	$(1.33)	$(0.08)	$(2.14)	$—	$(2.22)	$—	$—	$14.16	(7.75	)%**	$10.0	1.49%*	1.25%*	0.84%*	18%**
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$—	$(2.24)	$—	$—	$17.71	(1.31)%		$11.9	1.48%	1.25%	0.17%	50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$—	$20.24	22.47%[g]		$14.4	1.57%	1.25%§	0.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$—	$17.61	28.45%		$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.51%		$18.4	1.60%	1.25%	0.61%	118%
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—	$—	$12.34	15.66%		$24.1	1.54%	1.26%	0.33%	27%
Institutional Class
2/29/2016 (Unaudited)	$21.02	$0.12	$(1.67)	$(1.55)	$(0.14)	$(2.14)	$—	$(2.28)	$—	$—	$17.19	(7.58	)%**	$25.6	1.06%*	0.85%*	1.24%*	18%**
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$—	$(2.33)	$—	$—	$21.02	(0.90)%		$34.0	1.07%	0.85%	0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$—	$23.59	22.99%[g]		$18.0	1.17%	0.85%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.33	28.96%		$4.6	1.23%	0.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$—	$15.93	12.94%		$4.4	1.19%	0.85%	1.01%	118%
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—	$—	$14.22	16.26%		$3.5	1.16%	0.86%	0.67%	27%
Class A
2/29/2016 (Unaudited)	$17.70	$0.07	$(1.40)	$(1.33)	$(0.09)	$(2.14)	$—	$(2.23)	$—	$—	$14.14	(7.74	)%**	$12.3	1.46%*	1.21%*	0.89%*	18%**
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$—	$(2.26)	$—	$—	$17.70	(1.25)%		$14.8	1.47%	1.21%	0.20%	50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$—	$20.24	22.60%[g]		$5.2	1.53%	1.21%§	0.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$—	$17.60	28.43%		$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.56%		$3.8	1.61%	1.21%	0.63%	118%
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.34	15.70%		$1.2	1.91%	1.22%	0.37%	27%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$17.45	$0.01	$(1.37)	$(1.36)	$(0.05)	$(2.14)	$—	$(2.19)	$—	$—	$13.90	(8.08	)%**	$3.4	2.20%*	1.96%*	0.13%*	18%**
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$—	$(2.14)	$—	$—	$17.45	(2.02)%		$3.5	2.20%	1.96%	(0.53)%	50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$—	$20.00	21.64%[g]		$1.9	2.28%	1.96%§	0.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$17.44	27.51%		$1.3	2.35%	1.96%	0.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$—	$13.69	11.76%		$0.4	2.43%	1.96%	(0.09)%	118%
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—	$—	$12.25	14.92%		$0.1	3.97%	1.97%	(0.31)%	27%
Class R3
2/29/2016 (Unaudited)	$17.70	$0.05	$(1.40)	$(1.35)	$(0.08)	$(2.14)	$—	$(2.22)	$—	$—	$14.13	(7.89	)%**	$1.1	1.72%*	1.46%*	0.66%*	18%**
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$—	$(2.21)	$—	$—	$17.70	(1.49)%		$1.2	1.73%	1.46%	0.03%	50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$—	$20.23	22.23%[g]		$0.4	1.80%	1.46%	0.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$—	$17.59	28.22%		$0.8	1.86%	1.46%	0.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$—	$13.80	12.25%		$0.2	1.88%	1.46%	0.41%	118%
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—	$—	$12.32	15.46%		$0.2	6.06%	1.47%	0.32%	27%
Multi-Cap Opportunities Fund
Institutional Class
2/29/2016 (Unaudited)	$15.31	$0.08	$(0.64)	$(0.56)	$(0.14)	$(0.42)	$—	$(0.56)	$—	$—	$14.19	(3.86	)%**	$1,830.8	0.75%*	0.75%*	1.06%*	8%**
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$—	$(0.66)	$—	$—	$15.31	(1.80)%		$2,191.4	0.73%	0.73%	0.84%	27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$—	$16.27	22.65%[g]		$2,566.4	0.74%	0.74%	1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$—	$13.56	28.57%		$1,430.7	0.85%	0.85%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$—	$10.76	15.56%		$465.5	1.00%	1.00%§	1.70%	29%
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.59	20.09%		$91.0	1.21%	1.01%^^	0.64%	105%
Class A
2/29/2016 (Unaudited)	$15.18	$0.05	$(0.64)	$(0.59)	$(0.07)	$(0.42)	$—	$(0.49)	$—	$—	$14.10	(4.06	)%**	$80.9	1.11%*	1.11%*	0.69%*	8%**
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$—	$(0.59)	$—	$—	$15.18	(2.16)%		$102.8	1.10%	1.10%	0.47%	27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$—	$16.13	22.17%[g]		$143.1	1.10%	1.10%	0.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$—	$13.48	28.22%		$51.6	1.18%	1.18%§	0.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$—	$10.70	15.13%		$2.8	1.36%	1.36%§	1.29%	29%
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.56	19.48%		$0.2	1.69%	1.37%^^	0.28%	105%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$14.73	$(0.00)	$(0.63)	$(0.63)	$—	$(0.42)	$—	$(0.42)	$—	$—	$13.68	(4.42	)%**	$41.0	1.84%*	1.84%*	(0.04)%*	8%**
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$—	$(0.53)	$—	$—	$14.73	(2.84)%		$46.1	1.84%	1.84%	(0.27)%	27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$—	$15.71	21.30%[g]		$50.5	1.85%	1.85%	(0.01)%	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$13.20	27.10%		$8.3	2.05%	2.05%§	0.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$—	$10.52	14.22%		$0.4	2.14%	2.11%	0.70%	29%
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—	$—	$9.47	18.82%		$0.2	2.43%	2.12%^^	(0.50)%	105%
Real Estate Fund
Trust Class
2/29/2016 (Unaudited)	$13.60	$0.10	$0.64	$0.74	$(0.18)	$(0.96)	$—	$(1.14)	$—	$—	$13.20	5.15	%**	$213.3	1.42%*	1.04%*	1.44%*	21%**
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$—	$(0.91)	$—	$—	$13.60	(1.54)%		$250.8	1.39%	1.04%	1.24%	33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$—	$14.70	22.36%[g]		$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$—	$12.96	(2.60)%		$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$—	$13.82	19.53%		$288.9	1.47%	1.03%	1.10%	29%
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—	$0.01	$11.80	17.53%		$216.3	1.55%	0.99%	0.75%	28%
Institutional Class
2/29/2016 (Unaudited)	$13.64	$0.11	$0.64	$0.75	$(0.19)	$(0.96)	$—	$(1.15)	$—	$—	$13.24	5.24	%**	$268.5	1.05%*	0.85%*	1.63%*	21%**
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$—	$(0.94)	$—	$—	$13.64	(1.34)%		$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$—	$14.74	22.63%[g]		$463.5	1.05%	0.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$—	$12.99	(2.48)%		$366.4	1.07%	0.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$—	$13.86	19.77%		$228.6	1.10%	0.85%	1.21%	29%
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—	$0.00	$11.83	17.77%		$117.1	1.16%	0.85%	0.81%	28%
Class A
2/29/2016 (Unaudited)	$13.60	$0.09	$0.63	$0.72	$(0.16)	$(0.96)	$—	$(1.12)	$—	$—	$13.20	5.05	%**	$115.3	1.43%*	1.21%*	1.25%*	21%**
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$—	$(0.89)	$—	$—	$13.60	(1.65)%		$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$—	$14.69	22.17%[g]		$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$—	$12.95	(2.82)%		$164.5	1.47%	1.21%	0.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$—	$13.82	19.33%		$78.3	1.51%	1.21%	0.86%	29%
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$11.80	17.33%		$36.3	1.60%	1.21%	0.33%	28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$13.60	$0.03	$0.64	$0.67	$(0.11)	$(0.96)	$—	$(1.07)	$—	$—	$13.20	4.64	%**	$27.9	2.18%*	1.96%*	0.47%*	21	%**
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$—	$(0.77)	$—	$—	$13.60	(2.38)%		$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$—	$14.68	21.24%[g]		$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$—	$12.94	(3.52)%		$39.7	2.24%	1.96%	0.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$—	$13.81	18.40%		$20.7	2.28%	1.96%	0.09%	29%
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—	$0.00	$11.80	16.44%		$8.3	2.37%	1.96%	(0.46)%	28%
Class R3
2/29/2016 (Unaudited)	$13.58	$0.07	$0.64	$0.71	$(0.15)	$(0.96)	$—	$(1.11)	$—	$—	$13.18	4.93	%**	$21.2	1.68%*	1.46%*	0.99%*	21	%**
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$—	$(0.85)	$—	$—	$13.58	(1.94)%		$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$—	$14.68	21.89%[g]		$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$—	$12.94	(3.04)%		$15.2	1.70%	1.46%	0.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$—	$13.81	19.07%		$4.8	1.74%	1.46%	0.41%	29%
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(0.06)%	28%
Class R6
2/29/2016 (Unaudited)	$13.64	$0.11	$0.65	$0.76	$(0.20)	$(0.96)	$—	$(1.16)	$—	$—	$13.24	5.28	%**	$33.3	0.99%*	0.78%*	1.63%*	21	%**
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$—	$(0.95)	$—	$—	$13.64	(1.26)%		$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$—	$14.74	22.72%[g]		$26.3	0.98%	0.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$—	$12.99	(6.96	)%**	$8.3	1.11%*	0.78%*	0.95%*	33	%Ø
Small Cap Growth Fund
Investor Class
2/29/2016 (Unaudited)	$29.50	$(0.12)	$(5.77)	$(5.89)	$—	$(1.55)	$—	$(1.55)	$—	$—	$22.06	(20.79	)%**	$37.6	1.78%*	1.21%*	(0.88)%*	107	%**
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$—	$—	$29.50	7.51%		$49.3	1.67%	1.21%	(0.96)%	336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$—	$27.44	13.58%[g]		$50.7	1.67%	1.21%	(0.85)%	284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$—	$24.16	23.96%		$48.8	1.64%	1.22%	(0.72)%	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$—	$19.49	9.86%		$60.1	1.58%	1.21%	(0.92)%	294%
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—	$—	$17.74	29.68%		$63.6	1.49%	1.15%	(0.88)%	185%
Trust Class
2/29/2016 (Unaudited)	$31.89	$(0.15)	$(6.26)	$(6.41)	$—	$(1.55)	$—	$(1.55)	$—	$—	$23.93	(20.86	)%**	$4.0	1.91%*	1.40%*	(1.06)%*	107	%**
8/31/2015	$29.72	$(0.37)	$2.54	$2.17	$—	$—	$—	$—	$—	$—	$31.89	7.30%		$5.3	1.86%	1.40%	(1.15)%	336%
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$—	$29.72	13.35%[g]		$5.5	1.95%	1.40%	(1.02)%	284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$—	$26.22	23.74%		$7.2	1.83%	1.40%	(0.91)%	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$—	$21.19	9.68%		$15.8	1.77%	1.39%	(1.10)%	294%
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—	$—	$19.32	29.40%		$19.3	1.67%	1.37%	(1.10)%	185%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Advisor Class
2/29/2016 (Unaudited)	$21.03	$(0.11)	$(4.04)	$(4.15)	$—	$(1.55)	$—	$(1.55)	$—	$—	$15.33	(20.89	)%**	$2.0	2.04%*	1.51%*	(1.18)%*	107%**
8/31/2015	$19.63	$(0.26)	$1.66	$1.40	$—	$—	$—	$—	$—	$—	$21.03	7.13%		$2.7	2.00%	1.51%	(1.26)%	336%
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.63	13.27%[g]		$3.5	1.96%	1.51%	(1.15)%	284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$—	$17.33	23.52%		$3.6	1.93%	1.52%	(1.00)%	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$—	$14.03	9.52%		$5.9	1.87%	1.58%	(1.28)%	294%
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—	$—	$12.81	29.13%		$7.9	1.80%	1.60%	(1.33)%	185%
Institutional Class
2/29/2016 (Unaudited)	$30.11	$(0.08)	$(5.90)	$(5.98)	$—	$(1.55)	$—	$(1.55)	$—	$—	$22.58	(20.67	)%**	$13.9	1.49%*	0.90%*	(0.57)%*	107%**
8/31/2015	$27.92	$(0.20)	$2.39	$2.19	$—	$—	$—	$—	$—	$—	$30.11	7.84%		$20.7	1.44%	0.90%	(0.65)%	336%
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$—	$27.92	13.91%[g]		$19.0	1.48%	0.90%	(0.54)%	284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$—	$24.51	24.35%		$14.9	1.41%	0.90%	(0.41)%	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$—	$19.71	10.23%		$33.3	1.33%	0.90%	(0.58)%	294%
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—	$—	$17.88	30.04%		$103.0	1.26%	0.90%	(0.63)%	185%
Class A
2/29/2016 (Unaudited)	$32.15	$(0.13)	$(6.32)	$(6.45)	$—	$(1.55)	$—	$(1.55)	$—	$—	$24.15	(20.82	)%**	$3.3	1.88%*	1.26%*	(0.93)%*	107%**
8/31/2015	$29.92	$(0.33)	$2.56	$2.23	$—	$—	$—	$—	$—	$—	$32.15	7.45%		$5.1	1.83%	1.26%	(1.01)%	336%
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$—	$29.92	13.51%[g]		$4.4	1.81%	1.26%	(0.96)%	284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$—	$26.36	23.93%		$2.4	1.83%	1.26%	(0.81)%	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$—	$21.27	9.87%		$1.1	1.79%	1.26%	(0.98)%	294%
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—	$—	$19.36	29.50%		$1.2	1.78%	1.26%	(1.01)%	185%
Class C
2/29/2016 (Unaudited)	$20.44	$(0.15)	$(3.92)	$(4.07)	$—	$(1.55)	$—	$(1.55)	$—	$—	$14.82	(21.11	)%**	$1.9	2.62%*	2.01%*	(1.67)%*	107%**
8/31/2015	$19.16	$(0.36)	$1.64	$1.28	$—	$—	$—	$—	$—	$—	$20.44	6.68%		$2.3	2.58%	2.01%	(1.76)%	336%
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$—	$19.16	12.64%[g]		$1.8	2.57%	2.01%	(1.68)%	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$—	$17.01	22.99%		$1.1	2.56%	2.01%	(1.58)%	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$—	$13.83	8.98%		$0.7	2.57%	2.01%	(1.73)%	294%
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—	$—	$12.69	28.57%		$0.3	2.52%	2.01%	(1.72)%	185%
Class R3
2/29/2016 (Unaudited)	$21.09	$(0.11)	$(4.06)	$(4.17)	$—	$(1.55)	$—	$(1.55)	$—	$—	$15.37	(20.93	)%**	$1.2	2.18%*	1.51%*	(1.17)%*	107%**
8/31/2015	$19.67	$(0.27)	$1.69	$1.42	$—	$—	$—	$—	$—	$—	$21.09	7.22%		$1.0	2.15%	1.51%	(1.25)%	336%
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.67	13.24%[g]		$0.5	2.16%	1.51%	(1.15)%	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$—	$17.37	23.54%		$0.4	2.15%	1.51%	(1.08)%	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$—	$14.06	9.59%		$0.2	2.12%	1.51%	(1.23)%	294%
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—	$—	$12.83	29.20%		$0.1	2.05%	1.51%	(1.24)%	185%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
2/29/2016 (Unaudited)	$33.23	$0.16	$(0.86)	$(0.70)	$(0.22)	$(1.85)	$—	$(2.07)	$—	$—	$30.46	(2.45	)%**	$698.8	0.86%*	0.86%*	0.96%*	14%**
8/31/2015	$36.94	$0.27	$(0.12)	$0.15	$(0.26)	$(3.60)	$—	$(3.86)	$—	$—	$33.23	0.29%		$758.0	0.85%	0.85%	0.76%	28%
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$—	$36.94	21.54%[g]		$821.1	0.86%	0.86%	0.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$—	$32.66	24.18%		$825.2	0.87%	0.87%	0.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$—	$26.48	8.13%		$724.3	0.89%	0.89%	0.86%	28%
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.61	19.74%		$648.1	0.90%	0.90%	0.69%	20%
Trust Class
2/29/2016 (Unaudited)	$20.47	$0.08	$(0.48)	$(0.40)	$(0.21)	$(1.85)	$—	$(2.06)	$—	$—	$18.01	(2.49	)%**	$276.3	1.03%*	1.03%*	0.79%*	14%**
8/31/2015	$24.24	$0.13	$(0.06)	$0.07	$(0.24)	$(3.60)	$—	$(3.84)	$—	$—	$20.47	0.12%		$318.3	1.03%	1.03%	0.58%	28%
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$—	$24.24	21.32%[g]		$418.4	1.03%	1.03%	0.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.20	23.95%		$431.3	1.04%	1.04%	0.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.07	7.93%		$488.5	1.06%	1.06%	0.66%	28%
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—	$—	$16.85	19.60%		$484.7	1.08%	1.08%	0.50%	20%
Institutional Class
2/29/2016 (Unaudited)	$33.28	$0.19	$(0.85)	$(0.66)	$(0.29)	$(1.85)	$—	$(2.14)	$—	$—	$30.48	(2.34	)%**	$656.7	0.68%*	0.68%*	1.15%*	14%**
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$—	$(3.93)	$—	$—	$33.28	0.46%		$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$—	$37.00	21.76%[g]		$706.5	0.68%	0.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$—	$32.70	24.41%		$557.7	0.69%	0.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.51	8.32%		$512.4	0.71%	0.71%	1.02%	28%
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—	$—	$24.64	19.98%		$417.7	0.74%	0.74%§	0.82%	20%
Class A
2/29/2016 (Unaudited)	$20.28	$0.08	$(0.48)	$(0.40)	$(0.22)	$(1.85)	$—	$(2.07)	$—	$—	$17.81	(2.53	)%**	$125.0	1.05%*	1.05%*	0.78%*	14%**
8/31/2015	$24.06	$0.13	$(0.06)	$0.07	$(0.25)	$(3.60)	$—	$(3.85)	$—	$—	$20.28	0.11%		$140.9	1.05%	1.05%	0.57%	28%
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$—	$24.06	21.28%[g]		$134.0	1.05%	1.05%	0.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.05	23.89%		$109.6	1.09%	1.09%§	0.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.95	7.89%		$83.1	1.11%	1.11%§	0.61%	28%
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.77	19.54%		$75.9	1.14%	1.11%	0.42%	20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class C
2/29/2016 (Unaudited)	$19.74	$0.00	$(0.46)	$(0.46)	$(0.07)	$(1.85)	$—	$(1.92)	$—	$—	$17.36	(2.87	)%**	$49.3	1.79%*	1.79	%*	0.04%*	14	%**
8/31/2015	$23.57	$(0.04)	$(0.05)	$(0.09)	$(0.14)	$(3.60)	$—	$(3.74)	$—	$—	$19.74	(0.67)%		$52.2	1.79%	1.79%		(0.18)%	28%
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$—	$23.57	20.42%[g]		$44.5	1.80%	1.80%		(0.05)%	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.63	22.98%		$27.5	1.86%	1.86	%§	(0.10)%	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.64	7.08%		$16.7	1.87%	1.86%		(0.12)%	28%
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—	$—	$16.52	18.63%		$12.9	1.89%	1.86%		(0.35)%	20%
Class R3
2/29/2016 (Unaudited)	$20.07	$0.05	$(0.47)	$(0.42)	$(0.17)	$(1.85)	$—	$(2.02)	$—	$—	$17.63	(2.64	)%**	$29.0	1.29%*	1.29	%*	0.53%*	14	%**
8/31/2015	$23.85	$0.07	$(0.05)	$0.02	$(0.20)	$(3.60)	$—	$(3.80)	$—	$—	$20.07	(0.12)%		$30.4	1.29%	1.29%		0.31%	28%
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$—	$23.85	21.02%[g]		$32.2	1.29%	1.29%		0.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$—	$21.86	23.64%		$25.3	1.30%	1.30%		0.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.81	7.65%		$17.9	1.33%	1.33	%§	0.43%	28%
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—	$—	$16.68	19.20%		$9.7	1.36%	1.36	%§	0.08%	20%
Class R6
2/29/2016 (Unaudited)	$33.30	$0.20	$(0.85)	$(0.65)	$(0.31)	$(1.85)	$—	$(2.16)	$—	$—	$30.49	(2.30	)%**	$233.5	0.61%*	0.61	%*	1.24%*	14	%**
8/31/2015	$37.03	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$—	$(3.95)	$—	$—	$33.30	0.51%		$222.4	0.60%	0.60%		1.02%	28%
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$—	$37.03	21.88%[g]		$279.6	0.60%	0.60%		1.11%	36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$—	$32.71	4.97	%**	$249.6	0.62%*	0.62	%*	0.94%*	35	%Ø
Value Fund
Institutional Class
2/29/2016 (Unaudited)	$14.35	$0.10	$(1.30)	$(1.20)	$(0.24)	$(0.20)	$—	$(0.44)	$—	$—	$12.71	(8.45	)%**	$7.4	2.49%*	0.72	%^^*	1.42%*	69	%**
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$—	$(1.00)	$—	$—	$14.35	(7.42)%		$13.1	1.82%	0.70%		1.24%	166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$—	$16.51	22.98%		$12.6	2.41%	0.70%		1.12%	129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$—	$13.52	23.23%		$6.9	5.93%	0.71%		1.25%	250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$—	$11.18	13.25%		$2.7	9.42%	0.73%		1.46%	200%
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.95	20.87%		$2.6	18.35%	0.75%[c]		1.28%	191%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Value Fund (cont'd)
Class A
2/29/2016 (Unaudited)	$14.25	$0.07	$(1.29)	$(1.22)	$(0.17)	$(0.20)	$—	$(0.37)	$—	$—	$12.66	(8.65	)%**	$4.0	2.89	%*	1.11	%^^*	1.05	%*	69	%**
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$—	$(0.95)	$—	$—	$14.25	(7.71)%		$7.3	2.21%		1.08%		0.84%		166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$16.40	22.43%		$8.0	2.80%		1.10%		0.74%		129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$—	$13.44	22.72%		$3.7	6.81%		1.11%		0.82%		250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$—	$11.13	12.89%		$1.6	9.88%		1.08%		1.08%		200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.93	(3.40	)%**	$0.3	17.08	%*	1.12	%*	1.22	%*	191	%Ø
Class C
2/29/2016 (Unaudited)	$14.02	$0.02	$(1.28)	$(1.26)	$(0.10)	$(0.20)	$—	$(0.30)	$—	$—	$12.46	(9.03	)%**	$0.4	3.69	%*	1.85	%^^*	0.31	%*	69	%**
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$—	$(0.85)	$—	$—	$14.02	(8.44)%		$0.5	2.98%		1.83%		0.07%		166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$—	$16.18	21.56%		$0.6	3.57%		1.86%		(0.05)%		129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.31	21.82%		$0.3	7.31%		1.87%		0.01%		250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.05	12.07%		$0.1	10.74%		1.87%		0.30%		200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—	$—	$9.89	(3.79	)%**	$0.0	26.31	%*	1.86	%*	0.26	%*	191	%Ø
World Equity Fund
Institutional Class
2/29/2016 (Unaudited)	$9.53	$0.00	$(0.89)	$(0.89)	$—	$—	$—	$—	$—	$—	$8.64	(9.34	)%**	$3.5	8.52	%*	1.00	%*	0.05	%*	121	%**
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.00)	$(0.47)	$(0.47)	$—	$—	$—	$—	$—	$—	$9.53	(4.70	)%**	$3.8	10.33	%[b]*	1.00	%[b]*	(0.14	)%[b]*	39	%**
Class A
2/29/2016 (Unaudited)	$9.52	$(0.01)	$(0.89)	$(0.90)	$—	$—	$—	$—	$—	$—	$8.62	(9.45	)%**	$0.4	8.90	%*	1.36	%*	(0.31	)%*	121	%**
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.01)	$(0.47)	$(0.48)	$—	$—	$—	$—	$—	$—	$9.52	(4.80	)%**	$0.5	12.25	%[b]*	1.36	%[b]*	(0.50	)%[b]*	39	%**
Class C
2/29/2016 (Unaudited)	$9.51	$(0.05)	$(0.88)	$(0.93)	$—	$—	$—	$—	$—	$—	$8.58	(9.78	)%**	$0.4	9.63	%*	2.11	%*	(1.06	)%*	121	%**
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.02)	$(0.47)	$(0.49)	$—	$—	$—	$—	$—	$—	$9.51	(4.90	)%**	$0.5	12.92	%[b]*	2.11	%[b]*	(1.26	)%[b]*	39	%**

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A-4 of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 29, 2016.

Except for the Fund classes listed below, the class action proceeds received in 2015, 2014, 2013 and 2012, if any, had no impact on the Funds' total returns for the years ended August 31, 2015, 2014, 2013 and 2012. Had the Fund classes listed below not received class action proceeds in 2015, 2014, 2013 and/or 2012, total return based on per share NAV for the years ended August 31, 2015, 2014, 2013 and/or 2012 would have been:

	Year Ended August 31,
	2015	2014	2013	2012
Genesis Investor Class	—	13.62%	—	—
Genesis Trust Class	—	13.51%	—	—
Genesis Advisor Class	—	13.21%	—	—
Genesis Institutional Class	—	13.78%	—	—
Genesis Class R6	—	13.90%	—	—
Large Cap Value Investor Class	(7.26)%	—	23.93%	—
Large Cap Value Trust Class	(7.45)%	—	23.61%	—
Large Cap Value Advisor Class	—	—	23.46%	—
Large Cap Value Institutional Class	(7.09)%	—	24.11%	—
Large Cap Value Class A	(7.49)%	—	23.57%	—
Large Cap Value Class R3	(7.71)%	—	23.41%	—
Mid Cap Intrinsic Value Investor Class	—	22.79%	—	12.48%
Mid Cap Intrinsic Value Trust Class	—	22.41%	—	12.34%
Mid Cap Intrinsic Value Institutional Class	—	—	—	12.86%
Mid Cap Intrinsic Value Class R3	—	22.17%	—	12.16%
Small Cap Growth Investor Class	7.07%	—	23.81%	—
Small Cap Growth Trust Class	6.86%	—	23.45%	—
Small Cap Growth Advisor Class	6.72%	—	23.31%	—
Small Cap Growth Institutional Class	7.41%	—	24.05%	—
Small Cap Growth Class A	7.05%	—	23.84%	—
Small Cap Growth Class C	6.37%	—	22.92%	—
Small Cap Growth Class R3	6.81%	—	23.47%	—

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Greater China Equity (2015 and 2016), Large Cap Disciplined Growth (2016), Multi-Cap Opportunities (2011) and Value (2016) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

without taking into consideration any expense reductions related to expense offset arrangements. Had Multi-Cap Opportunities not received expense reductions related to expense offset arrangements, and had Greater China Equity, Large Cap Disciplined Growth, Multi-Cap Opportunities and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29, 2016	Year Ended August 31, 2015	Year Ended August 31, 2011
Greater China Equity Institutional Class	1.51%	1.50%	—
Greater China Equity Class A	1.87%	1.86%	—
Greater China Equity Class C	2.62%	2.61%	—
Large Cap Disciplined Growth Investor Class	1.11%	—	—
Large Cap Disciplined Growth Institutional Class	0.75%	—	—
Large Cap Disciplined Growth Class A	1.11%	—	—
Large Cap Disciplined Growth Class C	1.86%	—	—
Large Cap Disciplined Growth Class R3	1.36%	—	—
Multi-Cap Opportunities Institutional Class	—	—	1.01%
Multi-Cap Opportunities Class A	—	—	1.37%
Multi-Cap Opportunities Class C	—	—	2.12%
Value Institutional Class	0.72%	—	—
Value Class A	1.11%	—	—
Value Class C	1.85%	—	—

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2016	2015	2014	2013	2012	2011
Equity Income Institutional Class	—	—	—	—	0.70%	0.76%
Equity Income Class A	—	—	—	—	1.07%	1.16%
Equity Income Class C	—	—	—	—	1.82%	1.90%
Equity Income Class R3	—	—	1.32%	1.31%	1.35%	—
Genesis Institutional Class	—	—	0.85%	—	—	—
Genesis Class R6	—	—	0.78%	—	—	—
Guardian Advisor Class	1.49%	—	—	1.30%	1.33%	1.35%
Guardian Institutional Class	—	—	—	—	0.74%	0.74%
Guardian Class A	—	—	1.08%	1.10%	—	—
Guardian Class C	—	—	1.84%	—	—	—
International Equity Institutional Class	—	0.83%	—	—	—	—
International Equity Class A	—	1.20%	—	—	—	—
International Equity Class R6	—	0.76%	—	—	—	—

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 29,	Year Ended August 31,
	2016	2015	2014	2013	2012	2011
Large Cap Disciplined Growth Investor Class	—	—	—	1.05%	1.03%	1.08%
Large Cap Value Institutional Class	—	0.70%	0.70%	—	—	—
Large Cap Value Class A	—	—	1.08%	—	1.05%	—
Large Cap Value Class C	—	1.82%	1.82%	1.86%	—	—
Mid Cap Growth Advisor Class	—	—	—	—	1.31%	1.34%
Mid Cap Growth Institutional Class	0.73%	0.73%	—	—	—	—
Mid Cap Growth Class A	1.10%	1.10%	—	—	—	—
Mid Cap Growth Class R6	—	0.67%	—	—	—	—
Mid Cap Intrinsic Value Trust Class	—	—	1.23%	—	—	—
Mid Cap Intrinsic Value Institutional Class	—	—	0.82%	—	—	—
Mid Cap Intrinsic Value Class A	—	—	1.21%	—	—	—
Mid Cap Intrinsic Value Class C	—	—	1.94%	—	—	—
Multi-Cap Opportunities Institutional Class	—	—	—	0.82%	0.93%	—
Multi-Cap Opportunities Class A	—	—	—	1.16%	1.30%	—
Multi-Cap Opportunities Class C	—	—	—	1.92%	—	—
Socially Responsive Institutional Class	—	—	—	—	—	0.72%
Socially Responsive Class A	—	—	—	1.08%	1.11%	—
Socially Responsive Class C	—	—	—	1.83%	—	—
Socially Responsive Class R3	—	—	—	—	1.32%	1.35%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Select, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2011 for Value, for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  This ratio reflects a reduced fee schedule for certain expenses. If this ratio had not been reduced, the ratio would have been higher.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

g  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended August 31, 2014.

h  Had Mid Cap Growth not received the voluntary contribution listed in Note B of the Notes to Financial Statements, the total return based on per share NAV for the six months ended February 29, 2016, would have been:

Mid Cap Growth Investor Class	(14.06)%
Mid Cap Growth Trust Class	(14.14)%
Mid Cap Growth Advisor Class	(14.19)%
Mid Cap Growth Institutional Class	(14.05)%
Mid Cap Growth Class A	(14.22)%
Mid Cap Growth Class C	(14.48)%
Mid Cap Growth Class R3	(14.23)%
Mid Cap Growth Class R6	(14.02)%

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser (prior to January 1, 2016)

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Sub-Adviser

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (each a "Management Agreement") with respect to Neuberger Berman All Cap Core Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (each a "Fund" and collectively, the "Funds") and the separate sub-advisory agreements between Management and Neuberger Berman LLC ("Neuberger") with respect to each Fund other than Neuberger Berman Greater China Equity Fund, and between Management and Neuberger Berman Asia Limited ("NB Asia") with respect to Neuberger Berman Greater China Equity Fund (each a "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, Neuberger and NB Asia have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, NB Asia and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, Neuberger and NB Asia.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and either Neuberger or NB Asia; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, Neuberger and NB Asia, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management, Neuberger and NB Asia who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Funds and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management, Neuberger and NB Asia, as no significant compliance problems were reported to the Board with respect to the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, Neuberger and NB Asia in response to recent market conditions, such as regulatory concerns about current trading and market liquidity issues and potential volatility, and considered the overall performance of Management, Neuberger and NB Asia in this context.

The Board factored into its evaluation of the Funds' fees and performance a consideration of the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in the peer groups. With respect to investment performance, the Board considered information regarding each Fund's short, intermediate and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those Funds that had underperformed their benchmark indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds. The Board also considered any fall-out benefits likely to accrue to Management, Neuberger, NB Asia or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board compared each Fund's contractual and actual management fees to the mean and the median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also noted that for some Funds or classes with small asset levels, the overall expense ratio of each Fund is maintained through expense reimbursements by Management that exceed the fees that Management receives from the Fund or class.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for one or more classes has been provided as identified below. For each Fund, the Board looked at the single or multiple classes provided below as a proxy for all of the Fund's classes. Where investment performance information is provided for multiple classes of a Fund, the performance of Institutional Class is generally higher than that of other classes because the fees for Institutional Class are generally lower than the fees for other classes.

•  Neuberger Berman All Cap Core Fund (Institutional Class or Class A as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee and actual management fee net of fees waived were both lower than the respective median. The Board considered that, as compared to its peer group, the Fund's Institutional Class performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's Class A performance was lower for the 1, 3, and 5-year periods.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class or Class A as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee was higher than the median, but the actual management fee net of fees waived was lower than the median. The Board considered that, as compared to its peer group, the Fund's Institutional Class performance was higher than the median for the 1 and 3-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's Class A performance was lower for the 1 and 5-year periods, but higher for the 3-year period.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both equal to the respective median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 5, and 10-year periods, but higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 5, and 10-year periods, but higher for the 3-year period.

•  Neuberger Berman Genesis Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both higher than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods, but higher than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman Global Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3-year period.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period.

•  Neuberger Berman Guardian Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period, but higher than the median for the 3, 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 5-year periods, but lower for the 3-year period.

•  Neuberger Berman International Select (Institutional Class or Trust Class as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee and actual management fee net of fees waived were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's Institutional Class performance was higher than the median for the 1 and 5-year periods, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's Trust Class performance was higher for the 1 and 5-year periods, but lower for the 3-year period.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived were both higher than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the average for the 1 and 3-year periods, but lower than the average for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 3, and 10-year periods, but lower for the 5-year period.

•  Neuberger Berman Large Cap Disciplined Growth Fund (Institutional Class or Investor Class as noted)—The Board considered that, as compared to its peer group, the Fund's Institutional Class contractual management fee and actual management fee net of fees waived were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's Institutional Class performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's Investor Class performance was lower for the 1, 3, 5, and 10-year periods.

•  Neuberger Berman Large Cap Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both higher than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 10-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, 5, and 10-year periods.

•  Neuberger Berman Mid Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 5, and 10-year periods, but lower than the median for the 3-year period. The Board also considered that, as compared to its benchmarks, the Fund's performance was lower for the 1, 3, and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 5-year periods, but lower than the median for the 10-year period. The Board also considered that, as compared to its benchmarks, the Fund's performance was lower for the 1, 3, 5, and 10-year periods.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both higher than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period, but higher than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3 and 5-year periods.

•  Neuberger Berman Real Estate Fund (Trust Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived were both higher than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods, but higher than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 10-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, 5, and 10-year periods.

•  Neuberger Berman Socially Responsive Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee were both lower than the median of actual management fees. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods, but higher than the median for the 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods, but higher for the 10-year period.

•  Neuberger Berman Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived were both lower than the respective median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods, but higher than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management, Neuberger and NB Asia should be entitled to earn a reasonable level of profits for services they provide to the Funds and, based on its review, concluded that Management's, Neuberger's and NB Asia's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management, Neuberger and NB Asia could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's, Neuberger's and NB Asia's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of the advisory and administrative functions of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Funds.

Neuberger Berman Dividend Growth Fund: Initial Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 8, 2015, the Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Dividend Growth Fund (the "Fund"). The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust that were approved during the Board's annual contract review on September 8, 2015. To assist the Board in its deliberations regarding contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreements, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided by Management and Neuberger; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also reviewed whether Management would use brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger as no significant compliance problems were reported to the Board with respect to either firm.

With respect to the overall fairness of the Agreements, the Board considered the fee structures proposed for the Fund under the Agreements for the four classes to be registered initially as compared to a peer group of comparable funds. The Board also considered any fall-out benefits likely to accrue to Management and Neuberger or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of comparable funds and determined that the management fee and the overall expense ratio for Institutional Class and Class R6 are lower than the median for the peer group, but for Class A and Class C are above the median for the peer group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

On December 15, 2015, the Board, including the Independent Trustees, unanimously approved a novation of the Agreements in connection with a reorganization of the advisory and administrative functions of Management and Neuberger into a new entity, Neuberger Berman Investment Advisers LLC, after receiving assurances that (1) the reorganization would not result in a change of actual control or management of the advisory organizations and (2) the reorganization would not result in a change in the nature or quality of the services provided to the Fund.

Neuberger Berman Investment Advisers LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

 I0134 04/16

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: April 29, 2016

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 29, 2016